                                  EXHIBIT 4.51


                  ASSIGNMENT AND ASSUMPTION OF TRUST INDENTURE

                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                                XCEL ENERGY INC.

                                       AND

                          NORTHERN STATES POWER COMPANY
                                    SUCCESSOR

                                       TO

                         HARRIS TRUST AND SAVINGS BANK,
                                     TRUSTEE

                            -------------------------

                              DATED AUGUST 1, 2000

                            -------------------------

                         SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                       AND

                            SUPPLEMENTAL AND RESTATED
                              TRUST INDENTURE DATED
                                   MAY 1, 1988

         SUPPLEMENTAL TRUST INDENTURE, made as of the 18 day of August, 2000 by and among XCEL ENERGY INC. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the city of Minneapolis in said State (the "Successor"), party of the second part and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State, as Trustee (the "Trustee"), party of the third part;

                                    WITNESSETH:

         WHEREAS, the Company heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture to certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:


    DATE OF SUPPLEMENTAL
       TRUST INDENTURE                        DESIGNATION OF SERIES
       ---------------                        ---------------------
       February 1, 1944                       Series due February 1, 1974 (retired)
       October 1, 1945                        Series due October 1, 1975 (retired)
       July 1, 1948                           Series due July 1, 1978 (retired)
       August 1, 1949                         Series due August 1, 1979 (retired)
       June 1, 1952                           Series due June 1, 1982 (retired)
       October 1, 1954                        Series due October 1, 1984 (retired)
       September 1, 1956                      Series due 1986 (retired)


                                       2



    DATE OF SUPPLEMENTAL
       TRUST INDENTURE                        DESIGNATION OF SERIES
       ---------------                        ---------------------
       August 1, 1957                         Series due August 1, 1987 (redeemed)
       July 1, 1958                           Series due July 1, 1988 (retired)
       December 1, 1960                       Series due December 1, 1990 (retired)
       August 1, 1961                         Series due August 1, 1991 (retired)
       June 1, 1962                           Series due June 1, 1992 (retired)
       September 1, 1963                      Series due September 1, 1993 (retired)
       August 1, 1966                         Series due August 1, 1996 (redeemed)
       June 1, 1967                           Series due June 1, 1995 (redeemed)
       October 1, 1967                        Series due October 1, 1997 (redeemed)
       May 1, 1968                            Series due May 1, 1998 (redeemed)
       October 1, 1969                        Series due October 1, 1999 (redeemed)
       February 1, 1971                       Series due March 1, 2001 (redeemed)
       May 1, 1971                            Series due June 1, 2001 (redeemed)
       February 1, 1972                       Series due March 1, 2002 (redeemed)
       January 1, 1973                        Series due February 1, 2003 (redeemed)
       January 1, 1974                        Series due January 1, 2004 (redeemed)
       September 1, 1974                      Pollution Control Series A (redeemed)
       April 1, 1975                          Pollution Control Series B (redeemed)
       May 1, 1975                            Series due May 1, 2005 (redeemed)
       March 1, 1976                          Pollution Control Series C (retired)
       June 1, 1981                           Pollution Control Series D, E and F (redeemed)
       December 1, 1981                       Series due December 1, 2011 (redeemed)
       May 1, 1983                            Series due May 1, 2013 (redeemed)
       December 1, 1983                       Pollution Control Series G (redeemed)
       September 1, 1984                      Pollution Control Series H (redeemed)
       December 1, 1984                       Resource Recovery Series I (redeemed)
       May 1, 1985                            Series due June 1, 2015 (redeemed)
       September 1, 1985                      Pollution Control Series J, K and L
       July 1, 1989                           Series due July 1, 2019 (redeemed)
       June 1, 1990                           Series due June 1, 2020 (redeemed)
       October 1, 1992                        Series due October 1, 1997 (retired)
       April 1, 1993                          Series due April 1, 2003
       December 1, 1993                       Series due December 1, 2000, and December 1, 2005
       February 1, 1994                       Series due February 1, 1999 (retired)
       October 1, 1994                        Series due October 1, 2001
       June 1, 1995                           Series due July 1, 2025
       April 1, 1997                          Pollution Control Series M (redeemed), N, 0 and P
       March 1, 1998                          Series due March 1, 2023, and March 1, 2028
       May 1, 1999                            Resource Recovery Series Q
       June 1, 2000                           Resource Recovery Series R; and

         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, the Company and the Successor are parties to an Assignment and Assumption Agreement dated as of August 18, 2000 (the "Agreement") pursuant to which the Company, as of the Transfer Date, shall convey substantially all of its assets to the Successor other than the stock of the Company's subsidiaries (the "Conveyance of Assets") and the Successor shall assume substantially all of the liabilities of the Company, including liabilities created under the Indenture (the "Assumption of Liabilities"); and

         WHEREAS, Article XV of the Original Indenture and Article XV of the Restated Indenture permit the Company to convey, transfer or lease, subject to the lien of the Indenture, all or substantially all of the mortgaged and pledged property as an entirety, provided that the successor corporation execute an indenture with the Trustee, satisfactory to the Trustee, and cause the same to be recorded, whereby such successor corporation shall assume and agree to pay, duly and punctually, the principal of and interest on the Bonds, and agree to perform and fulfill all the covenants and conditions of the Indenture and the Company shall thereupon be relieved of all obligations previously imposed on it by the Indenture; and

         WHEREAS, the Successor is a corporation validly existing under the laws of the State of Minnesota;

         WHEREAS, the Successor has duly authorized the execution and delivery of the Supplemental Indenture to assume all the covenants, conditions, liabilities and obligations of the Company under the Indenture and the outstanding bonds issued under the Indenture (the "Bonds"); and

         WHEREAS, immediately after the consummation of the Conveyance of Assets and Assumption of Liabilities in accordance with the Agreement, no completed default (as defined in the Indenture) shall have occurred and be continuing.

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of Successor and Successor has agreed to be bound by the provisions hereof;

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         NOW THEREFORE, THIS INDENTURE WITNESSETH: The Successor, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and in order to secure the payment, of both the principal and interest, of all Bonds at any time Outstanding according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, and to its successors in said trust forever, all property, real, personal and mixed now owned or hereafter acquired or to be acquired by the Successor, and wherever situated (except as hereinafter excepted from the lien hereof) subject to the rights reserved by the Successor and by other provisions of the Indenture, including in the property subject and to be subject to the lien of the Indenture (without in any manner limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Indenture) all lands, rights-of-way, other land rights, flowage and other water rights, reservoirs, dams, waterways, docks, roads, and other land improvements; fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records; parts or parcels of such real property and items of other property being more specifically described and mentioned or enumerated in Schedule A annexed hereto (which Schedule A constitutes an amendment and restatement of the schedules marked Schedule A and annexed to the Original Indenture and to all Subsequent Supplemental Trust Indentures, so as to describe or reference only such part of the previously described property which is still owned by the Company as of the Transfer Date and which is being assigned and transferred to the Successor pursuant to the Agreement), except all permanent additions owned by the Company and/or the Successor on or after February 1, 1937, which have been removed, sold, abandoned, destroyed or which for any cause have been permanently withdrawn from service or property described in such schedules which has been released by the Trustee from the lien hereof (reference to such schedules for a more specific description and enumeration of the property therein described and enumerated being hereby made with the same force and effect as if the same were incorporated herein at length, it not being the intent or purpose hereof to release any real property unintentionally omitted from the annexed amended and restated Schedule A which was specifically described in such existing schedules and which has not been previously released from the lien hereof).

         Together with all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Successor now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         Notwithstanding anything contained herein to the contrary, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others is hereby excepted from the Lien of the Indenture.

         It is hereby agreed by the Successor that, except as aforesaid, all the property, rights and franchises acquired by the Successor after the date hereof shall be as fully embraced within the lien hereof as if such property were now owned by the Successor and were specifically described herein and conveyed hereby, subject to the Successor's rights until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date to: retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee; retain in its possession all contracts, bills, accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Successor; and sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession free from the lien hereof, without permission or hindrance on the part of the Trustee, or any of the Bondholders. No person in any dealings with the Successor in respect of any such property shall be charged with any notice or knowledge of any completed default (prior to the Effective Date) or Completed Default (after the Effective Date) while the Successor is in possession of such property. Nothing contained herein shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision hereof.

         The foregoing provisions, as they purport to subject to the lien hereof property hereafter acquired by any Successor Corporation, are subject to the provisions of Article XVI of the Original Indenture and Article XV of the Restated Indenture relating to the effect of a consolidation or merger into another corporation or sale or lease of substantially all of the property of the Company.

         TO HAVE AND TO HOLD all said properties, real personal and mixed, mortgaged pledged or conveyed by the Successor as aforesaid, or intended to be, unto the Trustee and its successors and assigns forever; subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture.

         IN TRUST NEVERTHELESS, for the equal pro rata benefit and security of each and every Bond issued and to be issued in accordance with the provisions of the Indenture, without preference, priority or distinction as to lien over any other by reason of priority in time of the issue, negotiation or maturity thereof; subject, however, to the provisions of the Indenture and of any Supplemental Trust Indenture relating to any sinking fund or similar fund for the benefit of the Bonds of any particular series or of any portion of the Bonds of any series; it being intended that the lien and security for all Bonds shall take effect from the execution and delivery of the Indenture, and that the security and lien of the Indenture shall take effect from the date of execution and delivery thereof as though all of the Bonds of all series were actually authenticated and delivered upon such date.

         PROVIDED, HOWEVER, and these presents are upon the condition that if the Successor, its successors, or assigns, shall pay or cause to be paid unto the Holders of Bonds the principal and interest to become due in respect thereof, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe each and every covenant and promise expressed in the Bonds and expressed in the Indenture to be maintained, performed and observed by or on the part of the Successor, then the Indenture and the estate and rights hereby granted, shall cease and be void, otherwise to be and remain in full force and effect.

         IT IS HEREBY COVENANTED, DECLARED AND AGREED by the Successor to and with the Trustee and its successor or successors in said trust, for the benefit of those who shall hold Bonds after the Effective Date as follows:

                                  ARTICLE I.
                          CONVEYANCE AND ASSUMPTION

         SECTION 1.1. In accordance with the terms of the Indenture, the Company may and has conveyed all of the mortgaged and pledged property subject to the lien of this Indenture to the Successor provided the Successor assumes, and the Successor does hereby assume, all the liabilities and obligations of the Company under the Bonds and the Indenture and agrees to pay, duly and punctually, the principal of and interest on the Bonds, and agrees to perform and fulfill all the covenants and conditions of the Company under the Bonds and the Indenture; and the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if the Successor had been named as the Company therein and in the Bonds as the mortgagor or obligor company; and the Company on and after the date hereof shall be relieved of all covenants and conditions under the Bonds and the Indenture.

                                  ARTICLE II.
                                   AMENDMENT

         SECTION 2.1. From and after the date of this Supplemental Trust Indenture, the Indenture is hereby amended so that all references therein to "Northern States Power Company" or the "Company" are hereby deemed to be references to "Northern States Power Company (formerly, Northern Power Corporation)" and any successor thereto.

         SECTION 2.2. On and after the date of this Supplemental Trust Indenture, each reference in the Indenture to "this Indenture," "hereunder," "hereof" or words of like import referring to the Indenture, shall mean and be a reference to the Indenture as amended hereby.

                                 ARTICLE III.
        FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

         SECTION 3.1. The name and address of the debtor and secured party are set forth below:

         Debtor:                    Northern States Power Company
                                    414 Nicollet Mall
                                    Minneapolis, Minnesota 55401

         Secured Party:             Harris Trust and Savings Bank, Trustee
                                    c/o  Bank of New York
                                    2 North LaSalle Street, Suite 1020
                                    Chicago, Illinois  60602

NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         SECTION 3.2. Reference to the Granting Clauses hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

         SECTION 3.3. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:


                         FIRST MORTGAGE BONDS                           PRINCIPAL AMOUNT
                         --------------------                           ----------------
                      Series due October 1, 2001                          $150,000,000
                     Series due December 1, 2000                          $100,000,000
                       Series due April 1, 2003                            $80,000,000
                     Series due December 1, 2005                           $70,000,000
                      Pollution Control Series J                            $5,450,000
                      Pollution Control Series K                            $3,400,000
                      Pollution Control Series L                            $4,850,000
                       Series due July 1, 2025                            $250,000,000
                      Pollution Control Series N                           $27,900,000
                      Pollution Control Series O                           $50,000,000
                      Pollution Control Series P                           $50,000,000
                      Resource Recovery Series Q                           $15,170,000
                      Resource Recovery Series R                           $19,615,000
                       Series due Mach 1, 2003                            $100,000,000
                      Series due March 1, 2028                            $150,000,000

         SECTION 3.4. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture.

         SECTION 3.5. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:


                  Original Indenture                              Supplemental Indenture
                  Dated February 1, 1937                          Dated September 1, 1956

                  Supplemental Indenture                          Supplemental Indenture
                  Dated June 1, 1942                              Dated August 1, 1957

                  Supplemental Indenture                          Supplemental Indenture
                  Dated February 1, 1944                          Dated July 1, 1958

                  Supplemental Indenture                          Supplemental Indenture
                  Dated October 1, 1945                           Dated December 1, 1960

                  Supplemental Indenture                          Supplemental Indenture
                  Dated July 1, 1948                              Dated August 1, 1961

                  Supplemental Indenture                          Supplemental Indenture
                  Dated August 1, 1949                            Dated June 1, 1962

                  Supplemental Indenture                          Supplemental Indenture
                  Dated June 1, 1952                              Dated September 1, 1963

                  Supplemental Indenture                          Supplemental Indenture
                  Dated October 1, 1954                           Dated August 1, 1966


                                       9


                  Supplemental Indenture                          Supplemental Indenture
                  Dated June 1, 1967                              Dated September 1, 1984

                  Supplemental Indenture                          Supplemental Indenture
                  Dated October 1, 1967                           Dated December 1, 1984

                  Supplemental Indenture                          Supplemental Indenture
                  Dated May 1, 1968                               Dated May 1, 1985

                  Supplemental Indenture                          Supplemental Indenture
                  Dated October 1, 1969                           Dated September 1, 1985

                  Supplemental Indenture                          Supplemental Indenture
                  Dated February 1, 1971                          Dated May 1, 1988

                  Supplemental Indenture                          Supplemental Indenture
                  Dated May 1, 1971                               Dated July 1, 1989

                  Supplemental Indenture                          Supplemental Indenture
                  Dated February 1, 1972                          Dated June 1, 1990

                  Supplemental Indenture                          Supplemental Indenture
                  Dated January 1, 1973                           Dated October 1, 1992

                  Supplemental Indenture                          Supplemental Indenture
                  Dated January 1, 1974                           Dated April 1, 1993

                  Supplemental Indenture                          Supplemental Indenture
                  Dated September 1, 1974                         Dated December 1, 1993

                  Supplemental Indenture                          Supplemental Indenture
                  Dated April 1, 1975                             Dated February 1, 1994

                  Supplemental Indenture                          Supplemental Indenture
                  Dated May 1, 1975                               Dated October 1, 1994

                  Supplemental Indenture                          Supplemental Indenture
                  Dated March 1, 1976                             Dated June 1, 1995

                  Supplemental Indenture                          Supplemental Indenture
                  Dated June 1, 1981                              Dated April 1, 1997

                  Supplemental Indenture                          Supplemental Indenture
                  Dated December 1, 1981                          Dated March 1, 1998

                  Supplemental Indenture                          Supplemental Indenture
                  Dated May 1, 1983                               Dated May 1, 1999

                  Supplemental Indenture                          Supplemental Indenture
                  Dated December 1, 1983                          Dated June 1, 2000

         SECTION 3.6. The property covered by this Financing Statement also shall secure additional series of Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                               ARTICLE IV.
                             MISCELLANEOUS.

         SECTION 4.1. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and the Successor and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company and the Successor thereto, and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 4.2. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1998, May 1, 1999 and June 1, 2000.

         SECTION 4.3. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

         SECTION 4.4. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental," such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 4.5. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors, and assigns of such parties, whether so expressed or not.

              [The remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF, on this 18 day of August A.D. 2000, XCEL ENERGY INC. (formerly Northern States Power Company), a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated August 1, 2000 to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a Minnesota corporation, party of the second part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated August 1, 2000 to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the third part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated August 1, 2000 to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                                   XCEL ENERGY INC.

                                                   By
                                                     ------------------------
                                                     Paul E. Pender
                                                     Vice President & Treasurer
Attest:


----------------------------------
Catherine J. Cleveland, ASSISTANT SECRETARY

Executed by XCEL ENERGY INC. in presence of:

---------------------------                                    (CORPORATE SEAL)
Michele Pletcher, WITNESS
                                                  Northern States Power Company

                                     By
                                       ----------------------------------------
                                       Edward J. McIntyre
                                       Vice President & Chief Financial Officer
Attest:


----------------------------------
Catherine J. Cleveland, ASSISTANT SECRETARY

Executed by Northern States
Power Company in presence of:

------------------------------                                 (CORPORATE SEAL)
Michele Pletcher, WITNESS

                                              HARRIS TRUST AND SAVINGS BANK, As
                                              Trustee


                                              By
                                                -------------------------------
                                                 J. Bartolini
                                                 VICE PRESIDENT

Attest:


----------------------------
C. Potter, ASSISTANT SECRETARY

Executed by Harris Trust and Savings
Bank in presence of:


----------------------                                         (CORPORATE SEAL)
D. G. Donovan, WITNESS

STATE OF MINNESOTA  )
                    )  ss.
COUNTY OF HENNEPIN  )

         On this 18 day of August A.D. 2000, before me, SHARON M. QUELLHORST, a Notary Public in and for said County in the State aforesaid, personally appeared PAUL E. PENDER and CATHERINE J. CLEVELAND, to me personally known, and to me known to be the Vice President & Treasurer and Assistant Secretary, respectively, of Xcel Energy Inc., one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said PAUL E. PENDER is a Vice President & Treasurer, and she, said CATHERINE J. CLEVELAND is the Assistant Secretary, of said Xcel Energy Inc., a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said PAUL E. PENDER and CATHERINE J. CLEVELAND each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 18 day of August, A.D. 2000.


-----------------------------
SHARON M. QUELLHORST                                              (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES JANUARY 31, 2005


STATE OF MINNESOTA   )
                     )  ss.
COUNTY OF HENNEPIN   )

         PAUL E. PENDER and CATHERINE J. CLEVELAND, being severally duly sworn, each deposes and says that he, the said PAUL E. PENDER is Vice President & Treasurer, and she, the said CATHERINE J. CLEVELAND is Assistant Secretary, of Xcel Energy Inc., the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.


--------------------                               ----------------------------
Paul E. Pender                                     Catherine J. Cleveland

         Subscribed and sworn to before me this 18 day of August, A.D. 2000.


-------------------------------
SHARON M. QUELLHORST                                              (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES JANUARY 31, 2005

STATE OF MINNESOTA  )
                    )  ss.
COUNTY OF HENNEPIN  )

         On this 18 day of August A.D. 2000, before me, SHARON M. QUELLHORST, a Notary Public in and for said County in the State aforesaid, personally appeared EDWARD J. MCINTYRE and CATHERINE J. CLEVELAND, to me personally known, and to me known to be the Vice President & Chief Financial Officer and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said EDWARD J. MCINTYRE is a Vice President & Chief Financial Officer, and she, said CATHERINE J. CLEVELAND is the Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said EDWARD J. McIntyre and CATHERINE J. CLEVELAND each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 18 day of August, A.D. 2000.


-----------------------
SHARON M. QUELLHORST                                              (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES JANUARY 31, 2005


STATE OF MINNESOTA  )
                    )  ss.
COUNTY OF HENNEPIN  )

         EDWARD J. MCINTYRE and CATHERINE J. CLEVELAND, being severally duly sworn, each deposes and says that he, the said EDWARD J. MCINTYRE is Vice President & Chief Financial Officer, and she, the said CATHERINE J. CLEVELAND is Assistant Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.


---------------------                                --------------------------
Edward J. McIntyre                                   Catherine J. Cleveland

         Subscribed and sworn to before me this 18 day of August, A.D. 2000.


----------------------------
SHARON M. QUELLHORST                                             (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES JANUARY 31, 2005

STATE OF ILLINOIS  )
                   )  ss.
COUNTY OF COOK     )

         On this 18 day of August A.D. 2000, before me, LINDA ELLEN GARCIA, a Notary Public in and for said County in the State aforesaid, personally appeared
J. BARTOLINI and C. POTTER, to me personally known, and to me known to be the Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. BARTOLINI is a Vice President, and she, the said C. POTTER, is the Assistant Secretary, of said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said J. BARTOLINI and C. POTTER each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 18 day of August, A.D. 2000.


--------------------------
LINDA ELLEN GARCIA                                                (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES SEPTEMBER 23, 2002


STATE OF ILLINOIS  )
                   )  ss.
COUNTY OF COOK     )

         J. BARTOLINI and C. POTTER, being severally duly sworn, each deposes and says that she, the said J. BARTOLINI is Vice President, and she, the said C. POTTER is Assistant Secretary, of Harris Trust and Savings Bank, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.


----------------------                               --------------------------
J. Bartolini                                         C. Potter

         Subscribed and sworn to before me this 18 day of August, A.D. 2000.


------------------------
LINDA ELLEN GARCIA                                                (NOTARY SEAL)
NOTARY PUBLIC
MY COMMISSION EXPIRES SEPTEMBER 23, 2002

                                  SCHEDULE A


                                           PROPERTIES IN THE STATE OF MINNESOTA

                                           ANOKA COUNTY

     The following described real property, situate, lying and being in the County of Anoka, to-wit:

                                   ABSTRACT

     MOORE LAKE SUBSTATION

1. A tract of land in the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section Twelve (12), Township Thirty (30), Range Twenty-four
     (24), lying West of State Highway No. 65 described as follows:


          Commencing at the North-East (NE) corner of the South Seven Hundred
          (700) feet of the Southwest Quarter (SW 1/4), of the Southwest Quarter (SW 1/4), lying West of State Highway No. 65; thence South along the WEst right-of-way line of State Highway No. 65, a distance of Three Hundred Fifty (350) feet; thence West at right angles, a distance of Three Hundred Fifty (350) feet; thence North at right angles Three Hundred Fifty (350) feet; thence East along the North property line to the point of beginning.

     COON CREEK SUBSTATION

1. Lot 5, Block 9, Evergreen Industrial Park North according to that plat on file and of record in the office of the Register of Deeds in and for Anoka County, Minnesota.


     CROOKED LAKE SUBSTATION


1. Lot One (1) Auditor's Subdivision Seventy-two (72), Section Eight (8), Township Thirty-one (31), Range Twenty-four (24), Anoka County.

          EXCEPT:

          That part of Lot 1, Auditor's Subdivision No. 72 in Section 8, Township 31, Range 24, according to the plat on file in the office of the Anoka County Recorder, which lies northeasterly and northerly of the following described line:

          Commencing at the northeast corner of the Northwest Quarter of
          Section 8, Township 31, Range 24 Anoka County, Minnesota: thence South 89 degrees 25 minutes 26 seconds West, assumed bearing, along the north line of said Northwest Quarter 95.00 feet; thence South 0 degrees 00 minutes 55 seconds East 130.01 feet to the point of beginning of the line to be described; thence North 45 degrees 17 minutes 49 seconds West 28.15 feet; thence South 89 degrees 25 minutes 26 seconds West 421.62; thence South 0 degrees 34 minutes 34 seconds East 10.00 feet; thence South 89 degrees 25 minutes 26 seconds West 267.98 feet to the northeasterly right-of-way line of Burlington Northern, Inc. railroad and said line there terminating.

     LINE 0980


1.   Lot 13, Auditor's Subdivision No. 43, Anoka County, Minnesota.


2. That part of the South 350 feet of the East 30 acres of the NW 1/4 of the NE 1/4 of Section 35, Township 31 North, Range 24 West, except that part which lies westerly of the following described line:


          Beginning at a point on the North line of the above described 350 foot wide parcel, said point being 93.90 feet west of the Northeast corner of said 350 foot wide parcel to a point on the South line of said 350 foot wide parcel, said point being 375 feet west of the Southeast corner of said 350 foot wide parcel, shown as Parcel 5 on Minnesota Department of Transportation Right of Way Plat Numbered 02-1 as the same is on file and of record in the office of the County Recorder in and for Anoka County, Minnesota, as Document No. 661982;

3. Lot 8, Block 1, and all of Lot 7, Block 1, except that part thereof conveyed to Myrtle J. Paulson descried in Book 170, at Page 402, and all that part of Lot 9, Block 1, except that part thereof described in Book 207, Page 5, all in Aqua Vista, Anoka County, Minnesota, AND


          EXCEPT:


          That part of Lots 7, 8 and 9, Block 1, Aqua Vista, shown as Parcel 5 on Minnesota Department of Transportation Right of Way Plat Numbered 02-1 as the same is on file and of record in the office of the County Recorder in and for Anoka County, Minnesota, as Document No. 661982.

4.   That Part of

          The South One Hundred Twenty (120) feet of the following described property: Lot 3, Block 2, Aqua Vista, including that part of the East Shore Boulevard, now vacated, and also that part of the abandoned right of way of the Anoka Cuyuna Range Railroad, excepting therefrom Parcel 5 of Minnesota Department of Transportation Plat No. 02-1 on file with the Anoka County Recorder as Document No. 661982 AND ALSO EXCEPT THAT PART,

     Which is shown as Parcel No. 65 on Anoka County Highway right-of-way Plat No. 43 on file with the Anoka County Recorder as Document No. 1130227.

     That Part of

          Lot 4, Block 2, Aqua Vista, also all that part of the abandoned right of way of the Minneapolis, Anoka and Cayuna Range Railway Company adjoining said lot and also all that part of the vacated East Shore Boulevard, adjoining said lot and adjoining said abandoned railroad right of way, excepting therefrom Parcel 5 of Minnesota Department of Transportation Plat No. 02-1 on file with the Anoka County Recorder as Document No. 661982,

     Which is shown as Parcel No. 64 on Anoka County Highway Right-of-Way Plat No. 43 on file with the Anoka County Recorder as Document No. 1130227.



     LINE 0736

1. That part of the East Half of East Half of Northeast Quarter (E 1/2 of E 1/2 of NE 1/4), of Section Twenty-four (24), Township Thirty-one (31) North, Range Twenty-two (22) West, described as follows: Commencing at the Quarter section corner on the East side of Section Twenty-four (24), running thence North along the East line of said Section, Ten (10) feet, thence South Fifty-two degrees and Twenty-seven minutes West (S 52 DEG. 27' W) Sixteen and one-half (16 1/2) feet to the East and West Quarter Section line through said Section and thencE East, Thirteen and one-tenth (13.1) feet to the point of beginning, containing 0.0015 acres, more or less.


2. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section Twenty-Four (24), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section Twenty-one and one-half (21 1/2) feet South of the East Quarter-section corner thereof, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52 DEG. 27' W) Four Thousand Five Hundred Ninety-nine and Two-tenths (4599.2) feet to a stake on the South line of said Section, One Thousand Five Hundred Ninety-two and Seven-tenths (1592.7) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.88 acres, more or less.


3. A strip of land Fifty (50) feet in width running over and across the East Half of the West Half of the Southeast Quarter (E 1/2 of W 1/2 of SE 1/4), Section Twenty-four (24), Township Thirty-one (31) North, Range Twenty-two
     (22) West; said strip of land being Twenty-five (25) feet in width on each side of the center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Twenty-one and Five-tenths (21.5) feet South of the East Quarter-section corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52 DEG. 27' W) Four Thousand Five Hundred Ninety-nine and Two-tenths (4599.2) feet to a stake on the South line of each Section, One Thousand Five Hundred Ninety-two and Seven-tenths (1592.7) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 1.42 acres, more or less. Reserves the right to select One (1) crossing across the above described pieces of property.


4. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter (E 1/2 of SW 1/4) in said Section Twenty-four
     (24), Township Thirty-one (31) North, Range Twenty-two (22) West; saId strip of land being Twenty-five (25) feet in width on each side of said center line, which said center line crosses the said East Half of Southwest Quarter (E 1/2 of SW 1/4); said strip of land being Twenty-five (25) feet In width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Twenty-one and Five-tenths (21.5) feet South of the East Quarter-section corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52 DEG. 27' W) Four Thousand Five Hundred Ninety-nine and Two-tenths (4599.2) feet to a stake on the South line of said Section, One thousand Five Hundred Ninety-two and Seven-tenths (1592.7) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.47 acres, more or less.


          EXCEPTING that part of the southeast quarter of the southwest quarter (SE 1/4 SW 1/4) of section 24, township 31 north, range 22 west, lying within a distance of 25 feet on each side of the following described center line: Commencing at a stake on the east line of said section 24, distant 21.5 feet south of the east quarter section corner thereof; thence south 52 DEG.27' west, 4599.2 feet to a stake on the south line of said section 24, distant
          1592.7 feet east of the southwest corner thereof and there terminating, same being a high tension line right of way; which lies easterly of a line run parallel with and distant 100 feet westerly of the following described line:

          Beginning at a point on the north line of said section 24, distant 2566.7 feet east of the northwest corner thereof; thence run southwesterly at an angle of 79 DEG.05'55" with said north section line for 748.3 feet; thence deflect to the left at an angle of 9 DEG.10' for 4300 feet and there terminating excepting therefrom the right of way of the existing highway; containing 0.48 acres, more or less.

5. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4), Section Twenty-five (25), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section One Thousand Five Hundred Ninety-two and Seven-tenths (1592.7) feet East of the Northwest corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) One Thousand Nine Hundred Eighty-seven and Three-tenths (1987.3) feet to a stake on the West line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northwest corner thereof; said Fifty (50) foot strip of land containing
     0.41 acres, more or less.

6. A strip of land Fifty (50) feet in width running over and across the West Half of Northwest Quarter (W 1/2 of NW 1/4) except the East 650' of the North 560 Feet thereof, Section Twenty-five (25), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Thousand Five Hundred Ninety-two and Seven-tenths (1592.7) feet East of the Northwest corner thereof, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.
     27' W) One Thousand Nine Hundred Eighty-seven and Three-tenths (1987.3) feet to a stake on the West line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northwest corner thereof; said Fifty (50) foot strip of land containing 1.87 acres, more or less.

7. A strip of land Fifty (50) feet in width running over and across the East Half of the Northeast Quarter (E 1/2 of NE 1/4), Section Twenty-six (26), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northeast corner thereof, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.
     27' W) Six Thousand Five Hundred Thirty and Seven-tenths (6530.7) feet to a stake on the West line of said Section, Eighty-four (84) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.89 acres, more or less.

        Except from said East one Half (E 1/2) of the Northeast Quarter (NE 1/4) the South 745 feet of the SE 1/4 of the NE 1/4 of said Section 26, lying westerly of the easterly 1000.00 feet and,


        ALSO  EXCEPT:


        that part of said E 1/2 of the NE 1/4 described as follows:


        Commencing at the SE corner of said E 1/2 of NE 1/4: thence North, along the east line of said NE 1/4, a distance of 1100 feet, to the actual point of beginning; thence continue North, a distance of 765.00 feet; thence Westerly, parallel with the south line of said NE 1/4, a distance of 578.00 feet; thence southerly, parallel with the east line of said NE 1/4, a distance of 200.00 feet; thence westerly, parallel with said south line, a distance of 80.00 feet; thence southerly, parallel with said east line, a distance of 345.00 feet; thence easterly, parallel with said south line, a distance of 48.00 feet; thence southerly, parallel with said east line, a distance of 220.00 feet; thence easterly, parallel with said south line, a distance of
        610.00 feet to the point of beginning.

8. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section Twenty-six (26), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (W 52 Degrees 27' W) Six Thousand Five Hundred Thirty and Seven-tenths (6530.7) feet to a stake on the West line of said Section, Eighty-four (84) feet North of the Southwest corner thereof; and Fifty (50) foot strip of land containing 0.80 acres, more or less.

9. A strip of land Fifty (50) feet in width running over and across the West Half of the Southeast Quarter (W 1/2 of SE 1/4) of Section Twenty-six (26), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.
     27' W) Six Thousand Five Hundred Thirty and Seven-tenths (6530.7) feet to a stake on the West line of said Section, Eighty-four (84) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.08 acres, more or less.

10. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter (E 1/2 of SW 1/4, Section Twenty-six (26), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.
     27' W) Six Thousand Five Hundred Thirty and Seven-tenths (6530.7) feet to a stake on the West line of said Section, Eighty-four (84) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.85 acres, more or less.

11. A strip of land Fifty (50) feet in width running over and across the West Half of the Southwest Quarter (W 1/2 of SW 1/4) Section Twenty-six (26), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Two Hundred and Six (1206) feet South of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.
     27' W) Six Thousand Five Hundred Thirty and Seven-tenths (6530.7) feet to a stake on the West line of said Section, eighty-four (84) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.83 acres, more or less.

12. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) Section Twenty-seven (27), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Eighty-four (84) feet North of the Southeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W)
     One Hundred Forty (140) feet to a stake on the South line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 0.15 acres, more or less.

13. A strip of land Fifty (50) feet in width running over and across the East Eight (8) acres of the North Thirty-three (33) acres of the Northeast Quarter of Section Thirty-four (34), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen (6419) feet to a stake on the West line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.82 acres, more or less.

14. A strip of land Fifty (50) feet in width running over and across the West Twenty-five (25) acres of the North Thirty-three (33) acres of the Northeast Quarter (NE 1/4) Section Thirty-four (34), Township Thirty-one
     (31) North, Range Twenty-two (22) West; and Lot One (1) of W. Whitlock's Subdivision of part of Sections Thirty-four (34) and Thirty-five (35) in said Township; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen
     (6419) feet to a stake on the West line of said Section, One Thousand
     Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 1.35 acres, more or less.

15.  A strip of land Fifty (50) feet in width running over and across Lot Two
     (2) of Whitlock's Sub-division of part of Sections Thirty-four (34) and Thirty-five (35) of Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen (6419) feet to a stake on the West line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty
     (50) foot strip of land containing 0.30 acres, more or less.

16.  A strip of land Fifty (50) feet in width running over and across Lot Four
     (4) of W. Whitlock's Sub-division of part of Sections Thirty-four (34) and Thirty-five (35), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen (6419) feet to a stake on the West line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty
     (50) foot strips of land containing 1.20 acres, more or less.

17. A strip of land Fifty (50) feet in width running over and across the South Half of the Northwest Quarter (S 1/2 of NW 1/4), also a strip of land Fifty
     (50) feet in width running over and across the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) all in Section Thirty-four (34), Township Thirty-one (31) North, Range Twenty-two (22) West; said strips of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes Wes.t (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen (6419) feet to a stake on the West line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty
     (50) foot strips of land containing 3.31 acres, more or less.

18. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4), Section Thirty-four (34), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Hundred Fourteen and Eight-tenths (114.8) feet West of the Northeast corner thereof, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Six Thousand Four Hundred Nineteen (6419) feet to a stake on the West line of Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southwest corner thereof; said Fifty
     (50) foot strip of land containing 0.43 acres, more or less.

19. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) and the Northeast Quarter of the Southeast Quarter, except the South Eighty (80) feet thereof, (NE 1/4 of SE 1/4 Ex. S. 80') Section Thirty-three (33), Township Thirty-one (31) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Two Thousand Four Hundred Sixteen and One-tenth (2416.1) feet to a stake on the South line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the South Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.72 acres, more or less.

20. A strip of land Fifty (50) feet in width running over and across the South Eighty (80) feet of the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) and also a strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4) all in Section Thirty-three (33), Township Thirty-one (31) North, Range Twenty-two (22) West; said strips of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand Four Hundred Fifty-eight (1458) feet North of the Southeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Two Thousand Four Hundred Sixteen (2416.1) feet to a stake on the South line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the South Quarter-section corner thereof; said Fifty (50) foot strips of land containing 1.06 acres, more or less.


                                  TORRENS



     DISTRIBUTION RIGHT OF WAY


1.   Certificate No. 4813
     All of Lot 5, Block 10, Berlin, Anoka County; except the East One Hundred Thirty (130) feet thereof, together with an easement over said East One Hundred Thirty (130) feet, for the sole purpose of the maintenance of a transmission line across the same.

     According to the plat thereof on file and of record in the office of the Register of Deeds in and for said Anoka County.

     Subject to conditions contained in Document #6695 filed June 2, 1949.


                                BENTON COUNTY

     The following described real property, situate, lying and being in the County of Benton, to-wit:

                                  ABSTRACT

     GRANITE CITY GENERATING PLANT AND SUBSTATION

1. All that part of the West 2 of the SE 1/4 of Section 25, T 36N, R 31W, described as follows: beginning at the SW corner of said SE 1/4; Thence N 0DEG. 0'43"W along West line of said SE 1/4; 1564.62 feet; Thence S 71DEG. 15'40" E along centerline of a County Ditch, 633.53 feet; Thence S 0DEG. 00'43" E 1371.53 feet to the South line of said SE 1/4; Thence N 88DEG. 00'11" W, 600 feet to the point of beginning, subject to County Ditch containing 19.78 acres. Bearings are assumed.

2. That part of the South 64 feet of the SE 1/4 SW 1/4 Sec. 25 T 36N, R 31W, lying East of the Easterly Right of Way line of U.S. Highway No. 10, containing 0.85 Acres.

3.   North 36 feet of that part of Lot 1, of Auditors 1916 Subdivision of
     Section 36, T 36N, R 31W, lying Easterly of the Easterly Right of Way line of U.S. Highway No. 10, containing 0.5 Acres, excepting the South 20 feet thereof.

     FOLEY SUBSTATION

1. That part of the South-east quarter of the South-west quarter (SE 1/4 of SW 1/4) Section Twenty-six (26), Township Thirty-seven (37) of North of Range Twenty-nine (29), West of the fourth principal meridian, and described as follows:

        Beginning at a point Eleven Hundred Forty-three and Five-tenths (1143.5) feet North of the South Quarter corner of Section Twenty-six (26) Township Thirty-seven (37) North, Range Twenty-nine (29) West, thence to the left at an angle of Fifty-one degrees Eighteen minutes (51DEG. 18') a distance of Seventy-nine and six-tenths (79.6) feet, which is the point of beginning of the tract herein conveyed; thence in a Southwesterly direction a distance of One Hundred Thirteen and Six-tenths (113.6) feet to the North right of way line of Trunk Highway No. 23, thence Southwesterly along North line of Trunk Highway No. 23, thence Southwesterly along North line of Trunk Highway No. 23 a distance of Eighty-nine and Seven-tenths (89.7) feet, thence North and parallel with East line of Section Twenty-Six (26) Two Hundred Fifty (250) feet; thence in a Southeasterly direction 171.5 feet to place of beginning, containing 0.444 acres more or less.










                                BLUE EARTH COUNTY

     The following described real property, situate, lying and being in the County of Blue Earth, to-wit:

                                    ABSTRACT

EAGLE LAKE SUBSTATION

1. A parcel of land situated in the southeast quarter (SE 1/4) of the northeast quarter (NE 1/4) of Section 6, Township 108 north, Range 25 west, Blue Earth County, Minnesota, more particularly described as follows:

     Commencing at the east quarter (E 1/4) corner of said Section 6, thence thirty three (33) feet westerly along the east and west quarter line of said Section 6 to the point of beginning; thence due north along a line parallel to the east line of said Section 6 a distance of fifty (50) feet to a point fifty (50) feet distant from, measured at right angles to, the centerline of the Chicago Great Western Railway company's Mainline; thence south 76DEG. 29' west along a line parallel to and fifty (50) feet distant from, measured at right angles to said centerline a distance of two hundred and three feet (203) to a point in the said east and west quarter line of Section 6; thence easterly along said east and west quarter line a distance of one hundred ninety eight (198) feet to the point at beginning, containing 4950 square feet (0.114 acres), more or less. The east line of said Section 6 is assumed to bear due north and south.

2. Commencing at the East Quarter (E 1/4) corner of Section Six (6), Township One Hundred Eight (108) North, Range Twenty-five (25) West; thence Westerly along the East-West Quarter (E-W 1/4) line of said Section Six (6) for a distance of Thirty-three (33) feet; thence Southerly along a line parallel to the East line of said Section Six (6) for a distance of Twenty-five (25) feet to the point of beginning; thence due West Seventy-five (75) feet; thence due South One Hundred (100) feet; thence due East Seventy-five (75) feet; thence due North One Hundred (100) feet to the point of beginning.

3. Beginning at a point thirty-three (33) feet west of the Northeast corner of the Northeast quarter (NE 1/4) of the Southeast quarter (SE 1/4) of Section Six (6), Township One Hundred Eight (108) North, Range Twenty-five (25) West, thence continuing seventy-five (75) feet west, thence twenty-five
     (25) feet south, thence seventy-five (75) feet east, thence twenty-five
     (25) feet north to point of beginning.

     EASTWOOD SUBSTATION SITE

1. The East 400 feet of the North 675 feet of the Southeast Quarter of the Southwest Quarter of Section 10, Township 108 North, Range 26 West.

     LINE 0713

1. Lots Six (6) to Eight (8) inclusive and Eleven (11) to Thirteen (13) inclusive and Twenty-four (24) to Thirty-one (31) inclusive and vacated streets between Lots Ten (10) to Thirteen (13) inclusive and Twenty-four
     (24) to Twenty-seven (27) inclusive, Roelofson's Second Addition to Mankato, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County and State;

2. Lot Number Seven, Block One, and Lot Number Fifteen, Block Seven, both in Columbia Park Addition to City of Mankato, according to the plat thereof as the same appears on file and of record in the office of the Register of Deeds in and for said County and State;

     MAPLETON SUBSTATION

1.   The South Two Hundred Fifty (250) feet of the East Two Hundred Thirty-three
     (233) feet of the Southeast quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section Three (3), Township One Hundred Five (105) North, Range Twenty-six (26) West, excepting highways.

     MINNESOTA LAKE SUBSTATION

1. Lot 3, Block One, Minnesota Lake Co-op Addition, located in the SW 1/4 of the SE 1/4 of Section 33, Township 105 North, Range 25 West.

     RAPIDAN SUBSTATION

1. Commencing at a point on the North line of Section 7, Township 107 North, Range 27 West, 258 feet West of the Northeast corner of said Section 7; thence running South and parallel with the East line of said Section 7, a distance of 437.0 feet; thence deflect 90 Degrees to the left and running East for a distance of 160 feet which is the point of beginning of this tract; thence continuing East for a distance of 80.5 feet; thence deflect 90 Degrees to the right and running South for 81.3 feet; thence deflect 104 Degrees 55 Minutes right and running Northwesterly for 83.4 feet; thence deflect 75 Degrees 05 Minutes right and running North for 60.0 feet to point of beginning.

     SIBLEY PARK SUBSTATION

1.   All those parts of Lots Seven (7) to Twelve (12), inclusive, in Block Four
     (4), Given's and Lewis Addition to Mankato, lying Northerly of a line drawn parallel with and distant Fifty (50) feet Northerly measured at right angles from the centerline of the main track of the Chicago, Saint Paul, Minneapolis and Omaha Railway Company, as said track is now located and established.

     WILMARTH STEAM PLANT

1. The W 1/2 of the SW 1/4, Sec. 31, Twp. 109 North of Range 26 West, except two tracts described as follows: (a) Commencing at the SW corner of said Sec. 31; thence North along section line 257 feet; thence East to right-of-way of Wisconsin, Minnesota, & Pacific Railway Company; thence Southerly along the line of said right of way to the South line of said section; thence West along the Section line to the place of beginning, conveyed to the Northern States Power Company, and (b) a strip of land 100 feet wide being 50 feet on each side of the center line of railway tract of Wisconsin, Minnesota & Pacific Railway Company, as same crosses the W 1/2 of the SW 1/4 said Sec. 31; conveyed to said Railway Company. Also covering the West 14 1/2 acres of the South 30 acres of the SE 1/4 SW 1/4 of said sec. 31, excepting two tracts described as follows: (a) a strip of land 100 feet wide, being 50 feet on each side of the center line of railway tract of said Wisconsin, Minnesota, and Pacific Railway company as same crosses the said SE 1/4 SW 1/4, of said Section 31, conveyed to said Railway Company; (b) Commencing at a point on the West line of the E 1/2 of the SW 1/4, Sec. 31, at the North line of right of way of Chicago Great Western Railway, being 591 feet North of the South line of said section; thence North 380 feet to within 20 feet of a certain fence; thence East 642 feet; thence South along the West line of Widell tract 300 feet to the North right of way line of Railway; thence West along said right of way line to the place of beginning.

2. Commencing at the Southwest corner of Section 31, in Township 109 North, Range 26 West, running thence North along section line 257 feet; thence running East to the right-of-way of the Wisconsin, Minnesota & Pacific Railroad Company; running thence Southerly along the line of said right-of-way to the South line of said Section 31; running thence West along section line to place of beginning, containing one acre more or less.

3. That part of the East Half of Southwest Quarter (E 1/2 SW 1/4) of Section Thirty-one (31), Township One Hundred Nine (109), Range Twenty-six (26), lying North of Railroad Right of Way and described as follows, to-with:
     Commencing at the intersection of the West line of the East Half of Southwest Quarter (E 1/2 SW 1/4) of said Section and the North line of Railroad Right of Way, which crosses said Section in a Northeasterly and Southeasterly direction; thence North along said Westerly line Two Hundred Five (205) feet; thence in a Southeasterly direction to a point of the Northerly Right of Way line which is Three Hundred Twenty-five (325) feet Easterly of the point of beginning; thence Southwesterly along said Northerly Right of Way line to point of beginning.

4. Government Lot Number One (1) in Section Number thirty six (36) Township One Hundred and Nine (109) North Range Twenty seven (27) West.

     WILMARTH ASH LANDFILL

1. That part of the Government Lot 4 in Section 32, that part of the Northwest of the Northeast Quarter of Section 32, that part of the Southeast Quarter of the Northwest Quarter of Section 32; and that part of the Southwest Quarter of the Northeast Quarter of Section 32, all in Township 108 North, Range 27 West, Blue Earth County, Minnesota, described as:

     Beginning at a point art the East line of the Northwest Quarter of the Northeast Quarter of Section 32 distant 351.84 feet southerly of the Northeast Corner of the Northwest Quarter of the Northeast Quarter of
     Section 32 as measured along said East line; (the East line of the Northeast Quarter of Section 32 to have an assumed bearing of South 00 degrees 07 minutes 21 seconds East) thence South 00 degrees 09 minutes 23 seconds West, along the East line of the Northwest Quarter of the Northeast Quarter of Section 32 a distance of 1000.24 feet; thence North 88 degrees 34 minutes 44 seconds West, 1444.19 feet; thence North 45 degrees 04 minutes 51 seconds West, 990 feet, more or Iess, to a point on the easterly bank of the Blue Earth River; thence northeasterly along said easterly bank, 445 feet, more or less to the point of intersection with a line which bears North 88 degrees 34 minutes 44 seconds West from the point of beginning; thence South 88 degrees 34 minutes 44 seconds East 1830.66 feet to the point of beginning.

     WILMARTH RDF RECEIVING (ABSTRACT PORTION)

1.   Lot 10 of Roelofson's Second Addition to Mankato.

2. That vacated part of Hawthorn Street in the City of Mankato, Blue Earth County, Minnesota, described as follows: Beginning at the Southwest corner of Lot 10, Roelofson's Second Addition to Mankato, thence on the South line of said Lot 10 South 88DEG. 54' East 130.5 feet to the Southeast corner of said lot, thence 0 5' West 60 feet to the North line of Lot 27 in said addition, thence on said North line North 88DEG. 54' West 130.4 feet to the West line of said Roelofson's Second Addition to Mankato, thence North 60 feet to the point of beginning.

3. All that part of Government Lot 5 of Section 1, Township 108, Range, 27, lying East of a line drawn parallel and 50 feet distant measured easterly and at right angles from center line of Wisconsin Minnesota & Pacific Railroad Track, as now constructed and operated over and across said lot, said railroad now known as the Chicago, Milwaukee, St Paul and Pacific Railroad Co.

4. All that part of Government Lot Five (5), Section One (1) of Township One Hundred Eight (108), North, Range Twenty-seven (27) West, which lies West of the following described line: Beginning at a point in the north line of said Government Lot Five (5), which is fifty (50) feet distant westerly measured at right angles from the center line of the main track of the Wisconsin, Minnesota & Pacific Railroad Company, as now constructed and operated over said Government Lot Five (5); thence southerly parallel to and fifty (50) feet distant from the center line of the main track six hundred (600) feet; thence westerly at right angles to center line of track fifty (50) feet; thence southerly parallel to and one hundred (100) feet distant westerly from center line of main track to the south line of said

     Government Lot Five (5). The intention being to reserve to the party of the first part a fifty-foot right of way west of track six hundred (600) feet long across the northern end of said Lot Five (5), and one hundred-foot right of way West of track across the southern part of said Lot Five (5).

     EXCEPT,

     All that part of the following described tract:

     All that part of Government Lot 5 of section 1, township 108 north, range 27 west, which lies west of the following described line: Beginning at a point on the north line of said Government Lot 5, which is 50 feet distant westerly (measured at right angles) from the center line of the main track of the Wisconsin, Minnesota and Pacific Railroad Company as now constructed and operated over said Government Lot 5; thence southerly parallel to and 50 feet distant from the center line of the main tract 600 feet; thence westerly at right angles to the center line of track 50 feet; thence southerly parallel to and 100 feet distant westerly from the center line of main track to the south line of said Government Lot 5;

     which lies southerly of a line run parallel with and distant 213 feet northerly of the following described line:

        Beginning at a point on the east line of the southwest quarter of the northwest quarter of the northwest quarter of section 6, township 108 north, range 26 west, distant 260.48 feet south of the northeast corner thereof; thence run westerly at an angle of 87DEG. 46' with said east line (when measured from north to west) for 2000 feet and there terminating;

                                  TORRENS


     SUMMIT AVENUE SUBSTATION


1.   Certificate No. 19571
     Lot 1, except the Southerly 16 feet of the Easterly 70 feet of Lot 1, Block 1, Summit Industrial Park No. 3.


     WILMARTH RDF RECEIVING (TORRENS PORTION)


1.   Certificate No. 15110
     Lot 9 in Roelofson's Second Addition to Mankato, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County and State.

     Including all right, title and interest in metal or minerals previously reserved by The Carney Company.






                                 BROWN COUNTY

     The following described real property, situate, lying and being in the County of Brown, to-wit:

                                   ABSTRACT


     ESSIG SUBSTATION

1.   Lot "G" of Sublot "B", of government Lot Sixteen (16), Section Eighteen
     (18), Township One Hundred Ten (110) North, Range Thirty-one (31 West)



                                 CARVER COUNTY

     The following described real property, situate, lying and being in the County of Carver, to-wit:

                                   ABSTRACT

     WACONIA SWITCHING STATION

1.   All that part of the Southeast Quarter (SE 1/4) of Section Twenty Three
     (23), Township One Hundred Sixteen (116) North, Range Twenty Five 25 West of the 5th P.M. as follows: Commencing at a point Thirty Three (33) feet South of the center of said Section Twenty Three (23); thence South on the North and South center line of said Section Twenty Three (23), Four Hundred
     (400) feet to the northerly right of way line of Minnesota Trunk Highway No. 5; thence northeasterly on the North line of said Minnesota Trunk Highway No. 5, Six Hundred Four and Four Tenths (604.4) feet; thence northwesterly One Hundred Two and Seventy Five Hundredths (102.75) feet to a point Thirty Three (33) feet South of the East and West center line of said Section Twenty Three (23) and Five Hundred Seventeen and Twenty Five Hundredths (517.25) feet East of the place of beginning; thence West on a line parallel to the East and West center line of said Section Twenty Three
     (23), Five Hundred Seventeen and Twenty Five Hundredths (517.25) feet to the place of beginning, containing Three and Twenty Two Hundredths (3.22) acres, more or less.

     CARVER COUNTY SUBSTATION

1. South half (S 1/2) of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section Nineteen (19), Township One Hundred Fifteen
     (115), North, Range Twenty Five (25) West.

     CHASKA SWITCHING STATION

1. That part of the Northwest Quarter (NW 1/4) of Section Three (3), Township One Hundred Fifteen (115) North, Range Twenty Three (23 West, Carver County, Minnesota, described as follows: Beginning at a point in the North line of said Section Three (3), distant Twenty Two Hundred Ninety Eight and Six Tenths (2298.6) feet East of the Northwest corner of said Section Three
     (3), which point is also distant Two Hundred Seventy (270) feet West of the Northwest corner of a parcel of land conveyed to St. John's Lutheran Cemetery Association by Deed filed for record in the office of the Register of Deeds for said Carver County and recorded therein in Book Thirty Two
     (32) of Deeds at page One Hundred Seventeen (117), thence South at right angles Five Hundred Ninety Three and Eighty Five Hundredths (593.85) feet along the West line of the St. John's Cemetery Addition, to the actual point of beginning of the tract to be described, thence continuing South along the West line of said Cemetery Addition, One Hundred Seventy Five
     (175) feet to the North right of way line of the Chaska and Shakopee Road, thence Southwesterly along said right of way line One Hundred Fifty (150) feet, thence North parallel with the West line of said Cemetery Addition One Hundred Seventy Five (75) feet, thence Northeasterly One Hundred Fifty
     (150) feet to the point of beginning.

     WACONIA SERVICE CENTER

1. That part of the Northwest Quarter of Section 24, Township 116, Range 25, Carver County, Minnesota, described as follows: Commencing at the intersection of the west line of the east 1772.00 feet of said Northwest Quarter and the south line of said Northwest Quarter; thence on an assumed bearing of North along said west line of the east 1772.00 feet of the Northwest Quarter a distance of 824.86 feet; thence South 79 degrees 48 minutes 14 seconds west a distance of 225.00 feet; thence North 2 degrees 41 minutes 39 seconds East a distance of 305.91 feet to the southerly right-of-way line of the Chicago and Northwestern Railway Company; thence easterly along said southerly right-of-way line to its intersection with the west line of said east 1772.00 feet of the Northwest Quarter; thence South along said west line to the point of beginning.

     YOUNG AMERICA RADIO STATION

1. That part of the Northwest Quarter (NW 1/4) of Section Twelve (12) Township One Hundred Fifteen (115) North, Range Twenty Six (26) West, described as follows:

     Commencing at a point on the West line of said Section Twelve (12), said point being Four Hundred Seventy Five and Seven Tenths (475.7) feet South of the Northwest corner of Section Twelve (12); thence East at a right angle, a distance of Four Hundred Sixty Three (463) feet; thence South and parallel with the West Section line a distance of Four Hundred Eighty Eight and Eighty One Hundredths (488.81) feet to the farm road; thence Southwesterly along said farm road a distance of Twenty Six and Six Hundredths (26.06) feet to the Northeasterly corner of cemetery property; thence Northwesterly a distance of One Hundred Twenty Two and Fifty Seven Hundredths (122.57) feet; thence North a distance of Three Hundred Fifty Five and Seventeen Hundredths (355.17) feet; thence West a distance of Three Hundred Thirty Three (333) feet to a point on the West line of Section Twelve (12); thence North on said Section line a distance of Ninety Nine and Seventy Five Hundredths (99.75) feet to the point of beginning.

2. Beginning at a point 575.7 feet South of the Northwest corner of. Section Twelve (12) Township 0ne Hundred Fifteen (115) Range Twenty-six (26) as the point of beginning; thence continuing east a distance of 333 feet; thence south at right angles a distance of approximately 355.17 feet to the cemetery property line; thence in a Northwesterly direction a distance of approximately 367.43 feet to a point on the west line of Section 12; thence in a Northerly direction a distance of 200 feet to the place of beginning.

     YOUNG AMERICA SUBSTATION

1.   West One Hundred Thirty (130) feet of the South Half (S 1/2 ) of Lot Two
     (2) and West One Hundred Thirty.(130) feet of Lot Three (3), Outlot Ten
     (10), Young America.

2. The West One Hundred Fifty (150) feet of Lot One (1) and of the North half of Lot Two (2) of Out Block Number Ten (10) in the Village of Young America, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds in and for said Carver County, Minnesota.



     WEST WACONIA SUBSTATION

1. That portion of the following described parcel lying Westerly of the Westerly boundary line of the East 16.4 acres of Government Lots 4 and 5 in the Southwest 1/4 of Section 32, Township 116, Range 25 described as follows: A strip of land 100 feet in width, the same being 50 feet in width on each side of the centerline of the main track (now removed) of the former Minneapolis & St. Louis Railway Company as said main track centerline was originally located over and across Lot 5 or the Northwest 1/4 of the Southwest 1/4 and Lot 3, and the East 1/2 of the Southwest 1/4 of Section 32, Township 116, Range 25, the northwesterly line of said 100-foot wide strip of land being identical to the southeasterly right-of-way line of State Highway No. 5.

2. That part of Government Lots 4 and 5 of Section 32, Township 116, Range 25, County of Carver, State of Minnesota, described as follows:

     Beginning at the southwest corner of Government Lot 5 in Section 32, Township 116, Range 25; thence North 00 degrees 52 minutes 10 seconds West (said bearing being on the 1983 NAD, Carver County Coordinate System) along the west line of said Government Lot 5 a distance of 471.00 feet to the southerly line of the former railroad right-of-way of the Minneapolis and St. Louis Railway Company as described in Document Number 97427, and recorded in the office of the Carver County Recorder (said former railroad right-of-way lies parallel with, abutting to and 100 feet southeasterly of the southeasterly right-of-way of State Highway Number 5); thence North 59 degrees

     32 minutes 20 seconds East along the southerly line of said former railway right-of-way a distance of 75.80 feet; thence South 31 degrees 18 minutes 01 seconds East a distance of 83.98 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 79.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 263.36 feet; thence South 89 degrees 59 minutes 50 seconds East a distance of 578.46 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 119.19 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 130.75 feet; thence North 14 degrees 26 minutes 31 seconds West a distance of
     632.41 feet to the southerly line of said former railway right-of-way; thence North 59 degrees 32 minutes 20 seconds East along said southerly line a distance of 238.67 feet; thence South 00 degrees 52 minutes 10 seconds East a distance of 1163.0 feet; thence South 89 degrees 56 minutes 50 seconds West a distance of 953.60 feet to the west line of said Government Lot 4; thence North 00 degrees 52 minutes 10 seconds West along said west line 137.00 feet to the point of beginning.

 3. That part of Government Lot 5 of Section 32, Township 116, Range 25, County of Carver, State of Minnesota, described as follows:

     Commencing at the southwest corner of Government Lot 5 in Section 32, Township 116, Range 25; thence North 00 degrees 52 minutes 10 seconds West (said bearing being on the 1983 NAD, Carver County Coordinate System) along the west line of said Government Lot 5 a distance of 471.00 feet to the southerly line of the former railroad right-of-way of the Minneapolis and St. Louis Railway Company as described in Document Number 97427, and recorded in the office of the Carver County Recorder (said former railroad right-of-way lies parallel with, abutting to and 100 feet southeasterly of the southeasterly right-of-way of State Highway Number 5); thence North 59 degrees 32 minutes 20 seconds East along the southerly line of said former railway right-of-way a distance of 75.80 feet to the point of beginning of the land to be described; thence South 31 degrees 18 minutes 01 seconds East a distance of 83.98 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 79.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 263.36 feet; thence South 89 degrees 59 minutes 50 seconds East a distance of 578.46 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 119.19 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 130.75 .feet; thence North 14 degrees 26 minutes 31 seconds West a distance of 632.41 feet to the southerly line of said former right-of-way; thence South 59 degrees 32 minutes 20 seconds West along said southerly line a distance of 782.06 feet to the point of beginning.

                                     TORRENS

     WATERTOWN SUBSTATION

 1.  Certificate No. 9150

     Tracts B and C, Registered Land Survey No. 68, Files of the Registrar of Titles, Carver County, Minnesota.

                                  CHIPPEWA COUNTY

     The following described real property, situate, lying and being in the County of Chippewa, to-wit:

                                     ABSTRACT

     CLARA CITY SUBSTATION

1. The parcel of land in the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Eighteen (18), Township One Hundred Seventeen
     (117) North, Range Thirty-seven (37) West described as follows:

          Commencing at a point Thirty-three (33) feet East of the West line of said Section Eighteen (18), and Seventy-five (75) feet South of the centerline of State Highway No. 7 as laid out in centerline order no. 14256; thence Easterly along South right-of-way line of State Highway 7 for a distance of Two Hundred (200) feet; thence South parallel to West line of said Section Eighteen (18) a distance of Two Hundred (200) feet; thence West Two Hundred (200) feet to a point Thirty-three (33) feet East of the West line of said Section Eighteen (18); thence North Two Hundred (200) feet and parallel to the West line of said Section Eighteen (18), to place of beginning.

     GRANITE FALLS RADIO STATION

1. Beginning at a point Four Hundred Seventy-one (471) feet South and Three Hundred three (303) feet of the Northeast corner of Lot Five (5) which is described as that part of the Northwest Quarter of the Southwest Quarter (NW1/4 SW 1/4) of Section One (1), Township One Hundred Fifteen (115) North, Range Thirty-nine (39) West of the Fifth (5th) Principal Meridian lying North of the Minnesota River thence West on a line parallel to the North line of said Lot Five (5) a distance of Fifty (50) feet, thence South on a line parallel to the East Line of said Lot Five (5) a distance of Fifty (50) feet, thence East on a line parallel to the North line of said Lot Five (5) a distance of Fifty (50) feet, thence North a distance of Fifty (50) feet to point of beginning containing .057 acres.

     MAYNARD SUBSTATION

1. That part of the Southeast Quarter of the Southeast Quarter of Section 12, Township 117 North, Range 39 West, described as follows, to-wit:

          Beginning at a point which is 75 feet North and 33 feet West of the Southeast corner of said Southeast Quarter of the Southeast Quarter; thence westerly along the North line of S.T.H. #7 a distance of 100 feet; thence northerly at right angles thereto a distance of 325 feet more or less to the centerline of the County Ditch which crosses above described land; thence in a southeasterly direction along the centerline of said ditch to a point on the West line of the highway along the East side of Southeast Quarter of the Southeast Quarter; thence south along said highway a distance of 215 feet to point of beginning.

     MAYNARD TRANSMISSION SUBSTATION

1. The North 712.00 feet of the East 645.00 feet of the Northeast Quarter of the Northeast Quarter (NE1/4 of NE1/4) of Section 13, Township 117 North, Range 39 West.

     MAYNARD SWITCHING STATION

1. That part of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Twelve (12), Township One Hundred Seventeen (117) North, Range Thirty Nine (39) West, described as follows:

          Beginning at a point on the North line of Minnesota State Highway No. 7 Thirty Three (33) feet East of the West line of Section Twelve (12); thence East and parallel with the South line of Section Twelve (12) for a distance of Twenty Five (25) feet; thence North and parallel with the West line of Section Twelve (12) for a distance of Twenty Five (25) feet; thence West and parallel with the South line of Section Twelve (12) for a distance of Twenty Five
          (25) feet; thence South Twenty Five (25) feet to beginning.

     MINNESOTA VALLEY PLANT

1. All that portion of the Southwest Quarter of Southwest Quarter (SW1/4 of SW1/4) of section thirty-five (35) in township one hundred sixteen (116) of range thirty-nine (39) which lies south and west of the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railway Company; also Government Lot four (4), of section two (2) in township one hundred fifteen (115) of range thirty-nine (39); also Government Lots one (1) and two (2) of section three (3) in township one hundred fifteen (115) of range thirty-nine (39). Also all that part of the Southeast Quarter (SE1/4) of section thirty-four
     (34) in township one hundred sixteen (116) of range thirty-nine (39) which lies south and west of the old main line right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railway Company. EXCEPTING from said portion of Southeast Quarter (SE1/4) of section thirty-four (34) the following described tract: Beginning at a point five hundred seventy one and seven tenths (571.7) feet due South of the southwest corner of Block four (4) of Balwin's Addition to Granite Falls, and running thence South two hundred (200) feet, thence East at right angles fifty (50) feet, thence North at right angles two hundred (200) feet, thence West at right angles fifty (50) feet to the place of beginning.

     Also excepting from the above described tracts of land, those certain parcels conveyed to the State of Minnesota for highway purposes by Deed dated February 3rd 1931, described as follows:

     All those portions of:

     1. Southeast quarter (SE1/4) of Section 34, Township 116 North, Range 39 West;

     2. Southwest quarter of Southwest quarter (SW1/4SW1/4) of Section 35, Township 116 North, Range 39 West;

     3.   Government Lot 4 of Section 2, Township 115 North, Range 39 West;

     which lie within a distance of 50 feet on each side of the following described center line:

          Beginning at a point on the easterly boundary of Government Lot 3, said section 2, distance 606.5 feet southerly of the northeast corner thereof; thence run northwesterly at an angle of 63DEG. 02' with said easterly boundary for a distance of 941.1 feet; thence deflect to the left on a 2DEG. 00' curve, detla angle 16 Degrees 42', for distance of 835.0 feet; thence on tangent to said curve for a distance of 3775.0 feet and there terminating;

     Together with a strip of land 5 feet in width lying immediately adjacent to and northeasterly of the above described strip, beginning at the westerly boundary of the southeast quarter of southeast quarter of said section 34 and extending southeasterly for a distance of 1005 feet (when measured along the above described centerline) and there terminating;

     Also together with a strip of land 5 feet in width lying immediately adjacent to and southwesterly of the first above described strip and directly opposite the last above described strip;

     ALSO Except the Westerly One Hundred Fifty (150) feet of the Southwest Quarter (SW1/4 of the Southeast Quarter (SE1/4), Section Thirty Four (34), Township One Hundred Sixteen (116) North, Range Thirty Nine (39) West lying South of a line Six (6) rods South and parallel to the South line of Block Four (4), Baldwin's Addition to Granite Falls and North of State Trunk Highway 212, except as follows: Beginning at a point Four Hundred Seventy Two and Seven-Tenths (472.7) feet due South of the Northwest corner of the above described property, and running thence South Two Hundred (200) feet, thence East at right angles Fifty (50) feet, thence North at right angles Two Hundred (200) feet, thence West at right angles Fifty (50) feet to the place of beginning.

          ALSO EXCEPT that part of the South Half of the said Southeast Quarter of Section 34 and the Southwest Quarter of the Southwest Quarter of Section 35, both in Township 116 North, Range 39 West, and Government Lot 4 of Section 2, Township 115 North, Range 39 West, shown as Parcel 206 on Minnesota Department of Transportation Right of Way Plats Numbered 12-22 and 12-23 as the same are on file and of record in the office of the County Recorder in and for Chippewa County, Minnesota.

2. All that part of the Southeast Quarter (SE1/4) of Section Thirty-four (34) Township One Hundred Sixteen (116) Range Thirty-nine (39), lying North of the old main line right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railway Company, reserving therefrom all the land platted and known as Baldwin's Addition and Baldwin's Second Addition to the Townsite of the City of Granite Falls, according to the plat of said additions, and also reserving therefrom the strip of land now occupied by the Chicago, Milwaukee, St. Paul and Pacific Railway Company for a right-of-way as shown by their recorded deed thereof.

     MONTEVIDEO SERVICE CENTER

1. A parcel of land in the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section Eight (8), Township One Hundred Seventeen (117) North, Range Forty (40) West, described as follows: Beginning at a point of intersection of a line that is parallel to and Five Hundred (500) feet South of the South line of Windom Avenue extended East as now platted in Kohr's First Addition to the City of Montevideo with the East line of the Southwest Quarter (SW1/4) of said Section Eight (8); thence West along a line that is parallel to and Five Hundred (500) feet South of the South line of said Windom Avenue extended a distance of Four Hundred Eighteen and Three-tenths (418.3) feet; thence South on a line with an internal angle of Eighty-nine Degrees Fifty-eight Minutes (89DEG. 58') and parallel to the East line of 13th Street as now platted in said Kohr's First Addition to a point of intersection with the Northerly right-of-way line of T.H. #7 as now located across said Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4); thence Southeasterly along said Northerly right-of-way line to the intersection with the East line of the Southwest Quarter (SW1/4) of said Section Eight (8); thence North along the East line of said Southwest Quarter (SW1/4) to the point of beginning.

     MONTEVIDEO SUBSTATION

1.   All that part of the following described lot:

          Lot 1, McClay's Third Addition to Montevideo, according to the plat thereof now on file and of record in the office of the Register of Deeds in and for Chippewa County, Range 40, Township 117, Section 18.

     which lies northeasterly of a line run parallel with and 75 feet northeasterly of the following described line:

          From a point on the south line of section 17, township 117 north, range 40 west, distant 369.1 feet east of the southwest corner of said section 17, run northwesterly at an angle of 53DEG. 17' with said south section line for 2459.1 feet to the point of beginning of line herein described; thence deflect to the left
          21 DEG. 19' for 395.1 feet, and there terminating.

2,   All that part of the following described lot:

          Lot 1, Block 3, McClay's Second Addition to Montevideo, according to the plat thereof now on file and of record in the office of the Register of Deeds in and for Chippewa County, Range 40, Township 117, Section 18.

     which lies northeasterly of a line run parallel with and 75 feet northeasterly of the following described line:

          From a point on the south line of section 17, township 117 north, range 40 west, distant 369.1 feet east of the southwest corner of said section 17, run northwesterly at an angle of 53DEG. 17' with said south section line for 2459.1 feet to the point of beginning of line herein described; thence deflect to the left
          21 DEG. 19' for 395.1 feet and there terminating.

3. All that part of Outlot One (1) McClay's Fourth Addition to the City of Montevideo, County of Chippewa, State of Minnesota, which lies northeasterly of a line which is seventy-five (75') feet northeasterly of and parallel to the center line of Trunk Highway No. 212 as now laid out except the following described tract of land: All that part of Outlot One
     (1) in McClay's Fourth Addition to Montevideo, Minnesota, bounded and described as follows, to-wit: On the northerly side by the prolongation eastward in a straight line of the north line of Lot Two (2) in Block Three
     (3) in McClay's Second Addition to Montevideo, Minnesota, to the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railway Company; on the easterly side by the West line of the right of way of said railway company; on the southerly side by the prolongation eastward in a straight line of the south line of said Lot Two (2) in Block Three (3) of McClay's Second Addition to Montevideo, Minnesota, to the right of way of said railway company, and on the westerly side by the easterly line of said Block Three
     (3), McClay's Second Addition to Montevideo, Minnesota.

4. Lot two (2) in Block three (3) in McClay's Second Addition to Montevideo according to the plat thereof on file and of record in the office of the Register of Deeds of said County, except the Westerly 42 feet thereof.

                                   CHISAGO COUNTY

     The following described real property, situate, lying and being in the County of Chisago, to-wit:

                                      ABSTRACT

     CHISAGO COUNTY MICROWAVE TOWER

1. The Southwest Quarter of the Northwest Quarter of Section 2, Township 34 North, Range 21 West.

     CHISAGO COUNTY SUBSTATION

1. The Northeast Quarter of the Northwest Quarter of Section 1, Township 34 North, Range 21 West, together with a non-exclusive road easement for ingress to and egress from the property described above over and across the North 33 feet of the Northwest Quarter of the Northwest Quarter, Section 1, Township 34 North, Range 21 Westerly the South 33 feet of the Southwest Quarter of the Southwest Quarter, Section 36, Township 35 North, Range 21 West.

2. The Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) and the Southeast Quarter of Northwest Quarter (SE 1/4 of NW 1/4), both in Section One (1), Township Thirty-four (34) North, Range Twenty-one (21), West.

3.   the Southwest Quarter (SW 1/4) of Section One (1), Township Thirty-four
     (34) North, Range Twenty-one (21) West, excepting therefrom approximately one-third (1/3) of an acre of property which is described as the parcel located southwest of the southwest boundary of that certain creek or stream running through the said land.

     LINDSTROM SUBSTATION

1. That part of Government Lot 2, Section Thirty-three (33), Township Thirty-four (34) North, Range Twenty (20) West, and that part of Lot 18 of the recorded plat of Nelson's Beach, located in said Government Lot 2, described as follows:

          Commencing at the Southwest corner of Government Lot 2, Section Thirty-three (33); thence North Zero Degrees Zero Minutes (0DEG. 00'); assumed bearing, along the West line of Government
          Lot 2, a distance of Fifty-five and Six-tenths (55.6) feet; thence East Zero Degrees Zero Minutes (0DEG. 00'); a distance of
          Sixty-six (66) feet to the point of beginning at the Southwest corner of Lot 18 of Nelson's Beach; thence South Eighty Degrees Twelve Minutes (80DEG. 12') east, along the Southerly line of Lot 18, a distance of Eighty-one and Forty-five Hundredths (81.45) feet; thence North Seventy-five Degrees Fifty-three Minutes (75DEG. 53') East, a distance of One Hundred Fifty-nine and Fifty-six Hundredths (159.56) feet; thence North Zero Degrees Zero Minutes (0DEG. 00') a distance of Two Hundred Thirty-five (235) feet; thence West Zero Degrees Zero Minutes (0DEG. 00') a distance of Two Hundred Thirty-five (235) feet to the West line of Lot 18 of Nelson's Beach; thence South Zero Degrees Zero Minutes (0DEG. 00'), along said West line, a distance of Two Hundred Sixty and Five Hundredths Feet (260.05) to the point of beginning, containing One and Thirty-five Hundredths (1.35) acres, more or less.

     SCANDIA SUBSTATION

1. All that part of the Southeast Quarter (SE1/4) of the Northwest Quarter (NW1/4) of Section Thirty Five (35), Township Thirty Three (33) North, Range Twenty (20) West, described as follows, to-wit: Beginning at the Northeast corner of said SE1/4 of NW1/4 of said section, township and range; running thence West on the North line thereof a distance of One Hundred Thirty Three (133) feet; running thence South at right angles to last course a distance of Two Hundred (200) feet; thence running East One Hundred Thirty Three (133) feet to the East line of said SE1/4 of NW1/4; running thence North on said East line Two Hundred (200) feet to the point of beginning, excepting therefrom a strip of land Fifty (50) feet wide running over and across said described parcel, formerly conveyed to St. Croix Falls Minnesota Improvement Company.

     WYOMING SUBSTATION

1. That part of the Southwest quarter of the Southeast quarter of Section 29, Township 33 North, Range 21 West, Chisago County, Minnesota, described as follows:

          Beginning at the point of intersection of the center line of Trunk Highway No. 61 with the south line of Section 29; thence northerly, along the center line of said Trunk Highway No. 61, a distance of 450 feet; thence east, parallel with the south line of Section 29, a distance of 777.44 feet to a point distant 1472.54 feet (89.245 rods) west and 450 feet north of the southeast corner of Section 29; thence south, a distance of 450 feet to a point on the south line of Section 29, distant 1472.54 feet west of the southeast corner of Section 29; thence west, along said south line, a distance of 775.65 feet to the point of beginning, containing 8.0 acres, more or less, and subject to Trunk Highway No. 61. along the west line and the existing township road along the south line.

          Including any right of title existing in the adjacent Trunk Highway No. 61 to the westerly right-of-way line thereof.

     LINE 0736

1. Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), and Eight (8), Block Fifty-eight (58),
     Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), and Eight (8), Block Fifty-nine (59).
     Lots One (1) and Two (2), Block Sixty-six (66).
     Lots One (1), Two (2), Three (3) and Four (4), Block Sixty-seven (67). Lots Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10), and Eleven (11), Block Ninety (90).
     Lots Thirteen (13), Block Ninety-seven (97).
     Lots Twenty-two (22), Twenty-three (23), Twenty-four (24), Twenty-five (25), and Twenty-six (26), Block Ninety-eight (98).

     Lots Nineteen (19), Twenty (20), Twenty-one (21), Twenty-two (22), Twenty-three (23), Twenty-four (24), Twenty-five (25), Twenty-six (26), and Twenty-seven (27), Block Ninety-nine (99).

     ALL IN THE CITY OF TAYLORS FALLS, MINNESOTA

2. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section Three (3), Township Thirty-three (33), North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Thousand Nine Hundred Seventeen (1917) feet West of the Northeast corner thereof; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Three Thousand Four Hundred Forty and One-tenth (3440.1) feet to a stake on the East and West quarter line through said Section Eight Hundred Fifty-four (854) feet East of the quarter section corner on the West side of said Section; said Fifty (50) foot strip of land containing 1.12 acres, more or less. Reserve the right to select One (1) crossing across the above described piece of property.

3. A strip of land Fifty (50) feet in width running over and across the East Half of the Northwest Quarter (E1/2 of NW1/4) of Section Three (3), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, One Thousand Nine Hundred Seventeen (1917) feet West of the Northeast corner thereof; running thence South Forty-four degrees and fifty-nine minutes West (S 44DEG.
     59' W) Three Thousand Four Hundred Forty and One-tenth (3440.1) feet to a stake on the East and West quarter line through said Section, Eight Hundred Fifty-four (854) feet East of the Quarter Section corner on the West side of said Section; said Fifty (50) foot strip of land containing 2.10 acres, more or less. Reserve the right to select Three (3) crossings across the above described piece of property.

     Except that part of said 50 foot strip which lies within a distance of 75 feet on each side of the following described line:

         Beginning at a point on the east and west quarter line of said Section 3, distant 277.5 feet west of the center of said section 3; thence run northerly at an angle of 85DEG. 03' with said east and west quarter line (when measured from west to north) for a distance of 1800.0 feet and there terminating;

4. A strip of land Fifty (50) feet in width running over and across the West Half of the Northwest Quarter (W1/2 of NW1/4) of Section Three (3), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, One Thousand Nine Hundred Seventeen (1917) feet West of the Northeast corner thereof; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG.
     59' W) Three Thousand Four Hundred Forty and One-tenth (3440.1) feet to a stake on the East and West Quarter line through said Section, Eight Hundred Fifty-four (854) feet East of Quarter-section corner on the West side of said Section; said Fifty (50) foot strip of land containing .72 acres, more or less. Reserve the right to select One (1) crossing across the above described piece of property.

5. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of Section Three (3), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Quarter-section, Eight Hundred Fifty-four (854) feet East of the Quarter-section corner on the West side of said Section; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Twenty-six and Four-tenths
     (26.4) feet; thence on a One degree curve to the right from said course as a tangent Four Hundred Eighty-three (483) feet; thence South Forty-nine degrees and Forty-nine minutes West (S 49DEG. 49' W) Six Hundred and
     Seven (607) feet to a stake on the West line of said Section One Thousand Eight Hundred Ninety-seven and Six-tenths (1897.6) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.28 acres, more or less.

6. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section Four
     (4), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North side of said Section One Thousand Eight Hundred and Ninety-seven and Six-tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees and Forty-nine minutes West (S 49DEG. 49' W) Two Thousand
     Two Hundred Thirty-nine an Two-tenths (2239.2) feet; thence on a one degree curve to the left and tangent to last course a distance of Eight Hundred (800) feet; thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W) There Hundred Fifty-nine and
     Eight-tenths (359.8) feet to a stake Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner on the South side of said Section; said Fifty (50) foot strip of land containing 1.07 acres, more or less. Reserve the right to select One (1) crossing across above described property.

7. A strip of land Fifty (50) feet in width running over and across the West Half of the Southeast Quarter (W1/2 of SE1/4) of Section Four (4), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section One Thousand Eight Hundred Ninety-seven and Six-tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees and Forty-nine minutes West (S 49DEG. 49' W) Two Thousand Two Hundred Thirty-nine and
     Two-tenths (2239.2) feet; thence on a One degree curve to the left from said course as a tangent a distance of Eight Hundred (800) feet; thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W)
     Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake which is Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner between Sections Four (4) and Nine (9), said Fifty
     (50) foot strip of land containing 1.14 acres, more or less.

8. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section Four
     (4), Township Three-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Eight Hundred Ninety-seven and Six-tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees and Forty-nine minutes West (S 49DEG. 49' W) Two Thousand Two Hundred Thirty-nine and Two-tenths (2239.2) feet; thence on a One degree curve to the left from said course as a tangent, a distance of Eight Hundred (800) feet; thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W)
     Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake which is Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner on the South side of said Section, said Fifty (50) foot strip of land containing 0.84 acres, more or less.

     Except from the property described in Paragraph Numbers 6, 7 and 8 above those portions which form a contiguous strip of land, to the extent such strip of land lies within the boundaries of that part of the SE1/4 of
     Section 4, Township 33 North, Range 19 West, Chisago County, Minnesota, lying East of the West 312.5 feet and West of the East line of the W1/2 of said SE1/4, which said three parcels forming said strip of land are described as follows:

          A strip of land Fifty (50) feet in width running over and across the Northeast Quarter (NE1/4) of Southeast Quarter (SE1/4) of Section Four (4), Township Thirty-three (33) North, Range Nineteen
          (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East side of said Section One Thousand Eight Hundred and Ninety-seven and Six-tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees and Forty-nine minutes (49DEG. 49 minutes) West Two Thousand Two
          Hundred Thirty-nine and Two-tenths (2239.2) feet; thence on a one degree curve to the left and tangent to last course a distance of Eight Hundred (800) feet; thence South Forty-one degrees (41DEG.) and Forty-nine minutes (49 minutes) West Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner on the South side of said Section; said Fifty (50) foot strip of land containing 1.07 acres, more or less, and

          A strip of land Fifty feet (50) in width running over and across the West One-half (W1/2) of the Southeast One-quarter (SE1/4) of Section Four (4), Township Three-three (33), Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses the above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section One Thousand Eight Hundred and Ninety-seven and Six tenths feet (1897.6) North of the Southeast corner thereof; running thence South Forty-nine (49) degrees Forty-nine minutes (49) West Two Thousand Three Hundred Thirty-nine and Two tenths (2239.2) feet; thence on a One (01) degree curve to the left from said course as a tangent, a distance of Eight Hundred
          (800) feet; thence South Forty-one (41) degrees Forty-nine

          (49) minutes West Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake which is Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner between Sections Four (4) and Nine (9); said Fifty (50) foot strip of land containing 1.14 acres, more or less; and

          A strip of land Fifty feet (50) in width running over and across the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Four (4), Township Three-three (33), Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses the above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand Eight Hundred Ninety-seven and Six tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees (49DEG.) and Forty-nine minutes (49 minutes) Two Thousand Two Hundred Thirty-nine and Two-tenths (2239.2) feet; thence on a One degree curve to the left from said course as a tangent, a distance of Eight Hundred (800) feet; thence South Forty-one degrees (41 degrees) and Forty-nine minutes (49 minutes) West Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake which is Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner on the South side of said Section, said Fifty (50) foot strip of land containing 0.84 acres, more or less.

9. A strip of land Fifty (50) feet in width running over and across the North Half of the Southeast Quarter (N1/2 of SE1/4) of Section Eight (8), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Eight Hundred Eighty-six (886) feet South of the East Quarter-section corner thereof; running thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) Two Thousand Five Hundred Eighteen and Eight-tenths (2518.8) feet to a stake on the South line of said Section, Nine Hundred Thirty-four
     (934) feet East of the South Quarter-section corner thereof; said Fifty
     (50) foot strip of land containing 0.73 acres, more or less.

10. A strip of land Fifty (50) feet in width running over and across the South Half of the Southeast Quarter (S1/2 of SE1/4) of Section Eight (8), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section Eight Hundred Eighty-six (886) feet South of the Quarter-section corner on the East side of said Section, running thence South Forty-four degrees Twenty-one minutes West (S 44DEG. 21' W) Two Thousand Five Hundred Eighteen and
     Eight-tenths (2518.8) feet to a stake on the South line of said Section Nine Hundred Thirty-four (934) feet East of the Quarter-section corner on the South side of said Section, said Fifty (50) foot strip of land containing 2.16 acres, more or less.

11. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) of Section Nine
     (9), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of Section Four (4) One Thousand Eight Hundred Ninety-seven and Six-tenths (1897.6) feet North of the Southeast corner thereof; running thence South Forty-nine degrees and Forty-nine minutes West (S 49DEG. 49' W) Two Thousand Two Hundred Thirty-nine and Two-tenths (2239.2) feet; thence on a One degree curve to the left from said course as a tangent a distance of Eight Hundred (800) feet; thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W) Three Hundred Fifty-nine and Eight-tenths (359.8) feet to a stake which is Two Hundred Seventy-one and Five-tenths (271.5) feet South of the Quarter-section corner between Sections Four (4) and Nine (9); said Fifty (50) foot strip of land containing 0.84 acres, more or less.

12. A strip of land Fifty (50) feet in width running over and across the East Half of the Northwest Quarter (E1/2 of NW1/4) of Section Nine (9), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North and South quarter line through said Section, Two Hundred Seventy-one and Five-tenths (271.5) feet South of the North Quarter-section corner thereof; running thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W) One Thousand One Hundred Twenty-one and Eight-tenths (1121.8) feet; thence on a Three degree curve to the left from said course as a tangent, Six Hundred Twenty-one and Six-tenths (621.6) feet; thence South Twenty-three degrees and Ten minutes West (S 23 Degrees 10' W) Six Hundred Eighty-three and Six-tenths (683.6) feet; thence on a Ten degree curve to the right from said course as a tangent Two Hundred Eleven and Eight-tenths (211.8) feet; thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) One Thousand Six Hundred Forty-one and Two-tenths (1641.2) feet to a stake on the West line of said Section, Eight Hundred Eighty-six (886) feet
     South of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 2.64 acres, more or less.

13. A strip of land Fifty (50) feet in width running over and across the West Half of the Northwest Quarter (W1/2 of NW1/4) of Section Nine (9), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North and South quarter line through said Section, Two Hundred Seventy-one and Five-tenths (271.5) feet South of the North Quarter-section corner thereof; running thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W) One Thousand One Hundred Twenty-one and Eight-tenths (1121.8) feet; thence on a Three degree curve to the left from said course as a tangent Six Hundred Twenty-one and Six-tenths (621.6) feet; thence South Twenty-three degrees and Ten minutes West (S 23DEG.
     10' W) Six Hundred Eighty-three and Six-tenths (683.6) feet; thence on a Ten degree curve to the right from said course as a tangent, Two Hundred Eleven and Eight-tenths (211.8) feet; thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) One Thousand Six Hundred
     Forty-one and Two-tenths (1641.2) feet to a stake on the West line of said Section, Eight Hundred Eighty-six (886) feet South of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 0.84 acres, more or less.

14. A strip of land Fifty (50) feet in width running over and across the North Half of the Southwest Quarter (N1/2 of SW1/4) of Section Nine (9), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North and South quarter line through said Section, Two Hundred Seventy-one and Five-tenths (271.5) feet South of the North Quarter-section corner thereof; running thence South Forty-one degrees and Forty-nine minutes West (S 41DEG. 49' W) One Thousand One Hundred Twenty-one and Eight-tenths (1121.8) feet; thence on a three degree curve to the left from said course as a tangent, Six Hundred Twenty-one and Six-tenths (621.6) feet; thence South Twenty-three degrees and Ten minutes West (S 23DEG.
     10' W) Six Hundred Eighty-three and Six-tenths (683.6) feet; thence on a Ten degree curve to the right from said course as a tangent, Two Hundred Eleven and Eight-tenths (211.8) feet; thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) One Thousand Six Hundred
     Forty-one and Two-tenths (1641.2) feet to a stake on the West line of said Section, Eight Hundred Eighty-six (886) feet South of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.43 acres, more or less.

15. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) and a Four (4) acre tract on the East side of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section Seventeen (17), Township Thirty-three
     (33) North, Range Nineteen (19) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Nine Hundred Thirty-four (934) feet East of the North Quarter-section corner thereof; running thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) Seven Hundred Forty-five and Two-tenths (745.2 feet; thence on a One degree curve to the left from said course as a tangent a distance of Eighty-six (86) feet; thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Four Thousand Two Hundred Fifty-two (4252) feet to a stake on the West line of said Section, Nine Hundred Eighty-four (984) feet South of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.87 acres, more or less.

16. That part of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of Section Seventeen (17), Township Thirty-three (33) North, Range Nineteen (19) West described as follows, to-wit: Commencing Sixteen (16) rods West of the Southeast corner of the Northeast Quarter of the Northwest Quarter (NE1/4 of NW1/4) of said Section Seventeen (17); running thence North parallel with the East line of said Quarter-quarter-section, One Hundred Fifty and One-half (150 1/2) feet, more or less, to the North line of the Right-of-Way of the Transmission Line of the St. Croix Falls Minnesota Improvement Company, as the same is now located and staked out across said Section; thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) along said line Two Hundred Fifteen (215) feet, more or less, to the South line Two Hundred Fifteen (215) feet, more or less, to the South line of said Quarter-quarter-section; thence East One Hundred Forty-nine (149) feet, more or less, to the point of beginning, containing 0.26 acres, more or less.

17. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4) of Section Seventeen (17), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North side of said Section, Nine Hundred Thirty-four (934) feet East of the North Quarter-section corner thereof; running thence South Forty-four degrees and Twenty-one minutes West (S 44DEG. 21' W) Seven Hundred Forty-five and Two-tenths (745.2) feet; thence on a One degree curve to the left and tangent to last course, a distance of Eighty-six (86) feet; thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Four Thousand Two Hundred Fifty-two (4252) feet to a stake on the West line of said Section, Nine Hundred Eighty-four (984) feet South of the Quarter-section corner on the West side of said Section; said Fifty (50) foot strip of land containing 2.09 acres, more or less.

18. That part of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section Eighteen (18), Township Thirty-three (33) North, Range Nineteen (19) West, described as follows, to-wit: Beginning at a point Sixteen and One-half (16 1/2) feet North at right angles from the South line of the said Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of said Section Eighteen (18) and Three Hundred Ten (310) feet West at right angles from the East line of said Section; thence East on a line parallel with and Sixteen and one-half (16 1/2) feet North at right angles from the South line of said Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of said Section Eighteen (18) to a point in the East line of said Section Eighteen (18) Sixteen and One-half (16 1/2) feet North from the Southeast corner of said Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of said Section Eighteen (18); thence North on the said East line of said Section Eighteen (18) a distance of Two Hundred Fifty
     (250) feet; thence Southwesterly a distance of Two Hundred Ninety-eight
     (298) feet, more or less, to the point of beginning, containing Thirty-eight Thousand Seven Hundred Fifty (38,750) square feet, more or less, subject to the Easement of the Public on the Easterly Two (2) rods of said tract.

19. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section Eighteen (18), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, towit: Commencing at a stake on the East line of said Section Nine Hundred Eighty-four (984) feet South of the East quarter section corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Two Thousand Three Hundred Fifty-four and
     Two-tenths (2354.2) feet to a stake on the South line of said Section One Thousand Six Hundred Ninety-nine (1699) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 0.56 acres, more or less.

20. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) of Section Eighteen (18), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Nine Hundred Eighty-four (984) feet South of the East Quarter-section corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Two Thousand Three Hundred Fifty-four and Two-tenths (2354.2) feet to a stake on the South line of said Section, One Thousand Six Hundred Ninety-nine (1699) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 0.57 acres, more or less.

21. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section Eighteen (18), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East side of said Section, Nine Hundred Eighty-four (984) feet South of the East Quarter-section corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Two Thousand Three Hundred Fifty-four and Two-tenths (2354.2) feet to a stake on the South line of said Section One Thousand Six Hundred and Ninety-nine (1699) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 1.55 acres, more or less.

22. A strip of land Sixty (60) feet in width running over and across the North Half of the Northeast Quarter (N1/2 of NE1/4) of Section Nineteen (19), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Thirty (30) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, One Thousand Six Hundred Ninety-nine (1699) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Five Thousand Two Hundred Twelve and Two-tenths (5212.2) feet to a stake on the West line of said Section, One Thousand and Ten (1010) feet South of the West Quarter-section corner thereof; said Sixty (60) foot strip of land containing 1.82 acres, more or less.

23. A strip of land Fifty (50) feet in width running over and across the North Half of the Northwest Quarter (N1/2 of NW1/4) of Section Nineteen (19), Township Thirty-three (33) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section One Thousand Six Hundred Ninety-nine (1699) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West
     (S 43DEG. 29' W) Five Thousand Two Hundred Twelve and Two-tenths (5212.2) feet to a stake on the West line of said Section One Thousand and Ten
     (1010) feet South of the West Quarter-section corner thereof; said Fifty
     (50) foot strip of land containing 0.65 acres, more or less.

24. A strip of land Fifty (50) feet in width running over and across the South Half of the Northwest Quarter (S1/2 of NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of Section Nineteen (19), Township Thirty-three (33) North, Range Nineteen (19) West, and the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section Twenty-four
     (24), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section Nineteen (19), One Thousand Six Hundred Ninety-nine (1699) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Twenty-nine minutes West (S 43DEG. 29' W) Five Thousand Two Hundred and Twelve and
     Two-tenths (5212.2) feet to a stake on the West line of said Section Nineteen (19) One Thousand and Ten (1010) feet South of the Quarter-section corner on the West side of said Section; thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Two Thousand and Two Hundred
     Ten and Four-tenths (2210.4) feet to a stake on the South line of said Section Twenty-four (24), One Thousand Five Hundred Eighty-two (1582) feet West of the Southwest corner thereof; said Fifty (50) foot strip of land containing 4.28 acres, more or less.

25. A strip of land Fifty (50) feet in width running over and across the South Half of the Southeast Quarter (S1/2 of SE1/4) of Section Twenty-four (24), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand and Ten (1010) feet South of the east Quarter-section corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08'
     W) Two Thousand Two Hundred Ten and Four-tenths (2210.4) feet to a stake on the South line of said Section, One Thousand Five Hundred Eighty-two (1582) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 2.08 acres, more or less.

26. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) and a strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4), all in Section Twenty-six (26), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Thousand Four Hundred Thirty-eight and Two-tenths (1438.2) feet North of the Southeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) One Thousand Nine Hundred Eighty-one (1981) feet to a stake on the South line of said Section, One Thousand Three Hundred Thirty-six (1336) feet West of the Southeast corner thereof; said Fifty
     (50) foot strip of land containing 0.22 acres, more or less.

27. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section Twenty-six (26), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand Four Hundred Thirty-eight and Two-tenths (1438.2) feet North of the Southeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) One Thousand Nine Hundred Eighty-one (1981) feet to a stake on the South line of said Section, One Thousand Three Hundred Thirty-six (1336) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 2.06 acres, more or less.

28. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter (SE1/4) of Section Thirty-four (34) Township Thirty-three
     (33) North, Range Twenty (20) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North side of said Section Thirty-five (35) One Thousand Three Hundred Thirty-six (1336) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Five Thousand Eight Hundred Twenty-five (5825) feet to a stake on the West line of said Section Thirty-five (35) Nine Hundred Ninety-one (991) feet North of the Southwest corner thereof; thence on same course South Forty-three degrees and Eight minutes West (S 43DEG. 08'
     W) One Thousand Three Hundred and Sixty-three (1363) feet to a stake on the South line of Section Thirty-four (34) Nine Hundred and One and Eight-tenths (901.8) feet West of the Southeast corner thereof; said Fifty
     (50) foot strip of land containing 1.50 acres, more or less.

29. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter (SW1/4) of Section Thirty-five (35), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North side of Section Thirty-five (35) One Thousand Three Hundred Thirty-six (1336) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S
     43DEG. 08' W) Five Thousand Eight Hundred Twenty-five (5825) feet to a stake on the West line of Section Thirty-five (35) Nine Hundred Ninety-one
     (991) feet North of the Southwest corner thereof; thence on same course South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) One Thousand Three Hundred and Sixty-three (1363) feet to a stake on the South line of Section Thirty-four (34) Nine Hundred and One and Eight-tenths (901.8) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 2.64 acres, more or less.

30. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter (NE1/4) and the South Half of the Northwest Quarter (S1/2 of NW1/4) of Section Thirty-five (35), Township Thirty-three (33) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows; to wit: Commencing at a stake on the North side of said Section, One Thousand Three Hundred Thirty-six (1336) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Five Thousand Eight Hundred
     Twenty-five (5825) feet to a stake on the West line of said Section, Nine Hundred Ninety-one (991) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 4.12 acres, more or less.

31. A strip of land Sixty (60) feet wide off the South side of the West Half of the Southwest Quarter of Southeast Quarter (W1/2 of SW1/4 of SE1/4) of Section Twenty-four (24), Township Thirty-four (34), Range Nineteen (19) West.

32. All that part of the West Half of the Southwest Quarter of the Southeast Quarter (W1/2 of SW1/4 of SE1/4) of Section Twenty-four (24), Township Thirty-four (34) North, Range Nineteen (19) West; described as follows, to-wit: Beginning at a point Sixty (60) feet North of the Southwest corner of said West Half of the Southwest Quarter of the Southeast Quarter (W1/2 of SW1/4 of SE1/4); thence running East on a line parallel to the South line of said tract to the East line thereof; thence North along the said East line a distance of Seventy (70) feet; thence West on a line parallel to the South line of said West Half of the Southwest Quarter of the Southeast Quarter (W1/2 of SW1/4 of SE1/4) to the West line thereof; thence South on said West line a distance of Seventy (70) feet to the point of beginning, the same containing 1.05 acres, more or less, according to Government Survey.

33. A strip of land Sixty (60) feet in width running over and across the North Half of Northwest Quarter (N1/2 of NW1/4) of Section Twenty-five (25), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Thirty (30) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Quarter-section, One Hundred and Sixty-six and One-half (166 1/2) feet South of the Quarter-section corner on the North side of said Section; running thence South Thirty-nine degrees and Fifty-two minutes West (S 39DEG. 52' W) Three Thousand One Hundred Seventy-eight (3178) feet to a stake on the South line of said Quarter-section, Six Hundred and Ninety-three (693) feet East of the Quarter-section corner on the West side of said Section; said Sixty (60) foot strip of land containing 2.04 acres, more or less.

34. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section Twenty-five (25), Township Thirty-four (34) North; Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East side of said Quarter-section, One Hundred and Sixty-six and One-half (166 1/2) feet South of the Quarter-section corner on the North side of said Section; running thence South Thirty-nine degrees and Fifty-two minutes West (S 39DEG. 52' W) Three Thousand One Hundred and Seventy-eight
     (3178) feet to a stake on the South line of said Quarter-section, Six Hundred and Ninety-three (693) feet East of the Quarter-section corner on the West side of said Section; said Fifty (50) foot strip of land containing 1.26 acres, more or less.

35. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of Section Twenty-five (25), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Quarter-section, Six Hundred Ninety-three (693) feet East of the West Quarter-section corner of said Section; running thence South Thirty-nine degrees and Fifty-two minutes West (S 39DEG. 52' W) One Thousand and Forty-three and Nine-tenths (1043.9) feet to a stake on the West line of said Section, Eight Hundred and Nine (809) feet South of the said Quarter-section corner; said Fifty (50) foot strip containing 1.20 acres, more or less.

36. A strip of land Fifty (50) feet in width running over and across the South Half of the Southeast Quarter (S1/2 of SE1/4) of Section Twenty-six (26), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a point on the East line of said Section, Eight Hundred and Nine (809) feet South of the East Quarter-section corner thereof; running thence South Thirty-nine degrees and Fifty-two minutes West (S 39DEG.
     52' W) Thirty-two and Eight-tenths (32.8) feet; thence on a One degree curve to the right from said course as a tangent Two Hundred Thirty-seven
     (237) feet; thence South Forty-two degrees and Fourteen minutes West (S 42DEG. 14' W) Four Hundred Sixty and Four-tenths (460.4) feet, more or less, to the North line of said South Half of Southeast Quarter (S1/2 of SE1/4) for the point of beginning; thence South Forty-two degrees and Fourteen minutes West (S 42DEG. 14' W) One Thousand Nine Hundred Seventy-four (1974) feet; thence on a Fourteen (14) degree curve to the left from said course as a tangent Fifty-two and One-half (52 1/2) feet to a stake on the South line of said Section, Six Hundred and Twenty-five
     (625) feet East of the South Quarter-section corner thereof; said Fifty
     (50) foot strip of land containing 2.33 acres, more or less.

37. A strip of land Fifty (50) feet in width running over and across the North Half of the Southeast Quarter (N1/2 of SE1/4) of Section Twenty-six (26), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East side of said Section, Eight Hundred and Nine (809) feet South of the Quarter-section corner on the East side of said Section; running thence South Thirty-nine degrees and Fifty-two minutes West (S 39DEG. 52' W) Thirty-two and Eight-tenths (32.8) feet; thence on a one degree curve to the right and tangent to last course a distance of Two Hundred and Thirty-seven (237) feet; thence South Forty-two degrees and Fourteen minutes West (S 42DEG. 14' W) Two Thousand Four Hundred and Thirty-four and Four-tenths (2434.4) feet; thence on a Fourteen
     (14) degree curve to the left and tangent to last course a distance of Fifty-two and One-half (52 1/2) feet to a stake on the South line of said Section, Six Hundred and Twenty-five (625) feet East of the Quarter-section corner on the South side of said Section; said Fifty (50) foot strip of land containing 0.97 acres, more or less.

38. A strip of land Fifty (50) feet in width running over and across that part of the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) lying South of the Northern Pacific Ry. Right-of-Way in Section Thirty-four, Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Six Hundred Sixty-five and Four-tenths (665.4) feet South of the East Quarter-section corner thereof; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Two Thousand Seven Hundred Fifty-six and One-half (2756 1/2) feet to a stake on the South line of said Section, One Thousand Nine Hundred Seventeen (1917) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 0.61 acres, more or less.

39. A strip of land Fifty (50) feet in width running over and across that part of the East Half of the Southeast Quarter (E1/2 of SE1/4) lying North of the Northern Pacific Ry. Right-of-Way in Section Thirty-four (34), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section
     Six Hundred Sixty-five and Four-tenths (665.4) feet South of the East Quarter-section corner thereof; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Two Thousand Seven
     Hundred Fifty-six and One-half (2756 1/2) feet to a stake on the South line of said Section One Thousand Nine Hundred Seventeen (1917) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing 1.45 acres, more or less.

40. A strip of land Fifty (50) feet in width running over and across the Northeast Ten acres of the Northeast Quarter of the Southeast Quarter (NE1/4 of SE1/4) of Section Thirty-four (34), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East side of the Northwest Quarter (NW1/4) of Section Thirty-five (35), Seven Hundred Seventy-three (773) feet South of the Quarter-section corner on the North side of said Section; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Two Thousand Six Hundred Seventeen (2617) feet to a stake on the South line of said Quarter-section corner, Six Hundred Forty-three (643) feet East of the Quarter-section corner on the West side of said Section Thirty-five (35); said Fifty (50) foot strip of land containing 0.73 acres, more or less.

41. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) of Section Thirty-four (34), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Six Hundred and Sixty-five and Four-tenths (665.4) feet South of the East Quarter-section corner thereof; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Two Thousand Seven Hundred Fifty-six and One-half (2756 1/2) feet to a stake on the South line of said Section, One Thousand Nine Hundred Seventeen (1917) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing
     1.00 acres, more or less.

           EXCEPT that part of said SW1/4 SE1/4 which lies within a distance of 75 feet on each side of the following described line: Beginning at a point on the north line of section 2, township 33 north, range 19 west distant 467.6 feet east of the north quarter corner thereof; thence run southwesterly at an angle of 45DEG. 05' with said north section line for 1639.3 feet; thence deflect to the right at an angle of 66DEG.26' for 2494.9 feet; thence deflect to the left on a 1DEG.15' curve, (delta angle 24DEG.10') for 1933.3 feet; thence on tangent to said curve for 200 feet and there terminating;

42. A strip of land Fifty (50) feet in width running over and across the West Half of the Southwest Quarter of the Northwest Quarter (W1/2 of SW1/4 of NW1/4) of Section Thirty-five (35), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East side of the Northwest Quarter (NW1/4) of Section Thirty-five (35), Seven Hundred Seventy-three (773) feet South of the Quarter-section corner on the North side of said Section; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W) Two Thousand Six Hundred
     Seventeen (2617) feet to a stake on the South line of said Quarter-section, Six Hundred Forty-three (643) feet East of the Quarter-section corner on the West side of said Section Thirty-five (35); said Fifty (50) foot strip of land containing 0.03 acres, more or less.

43. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter of the Northwest Quarter (E1/2 of SW1/4 of NW1/4) and the East Half of the Northwest Quarter (E1/2 of NW1/4) and a Ten acre tract in the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4), all in Section Thirty-five (35), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the South side of the Northwest Quarter (NW1/4) of said Section, Six Hundred and Forty-three
     (643) feet East of the Quarter-section corner on the West side of said Section; running thence North Forty-four degrees and Fifty-nine minutes East (N 44DEG. 59' E) Two Thousand Six Hundred and Seventeen (2617) feet to a point on the East line of said Northwest Quarter (NW1/4) Seven Hundred and Seventy-three (773) feet South of the Quarter-section corner on the North side of said Section; thence continuing North Forty-four degrees and Fifty-nine minutes East (N 44DEG. 59' E) Four Hundred and
     Seventy-eight and One-tenth (478.1) feet; thence on an Eight degree curve to the left and tangent to last course a distance of Two Hundred and Twenty and Six-tenths (220.6) feet; thence North Twenty-seven degrees and Twenty minutes East (N
     27DEG. 20' W) Two Hundred and Thirty (230) feet; thence on a Fourteen degree curve to the right and tangent to last course, a distance of Forty-two and Seven-tenths (42.7) feet to a stake on the North line of said Section, Six Hundred and Twenty-five (625) feet East of the Quarter-section corner on the North side of said Section; said Fifty (50) foot strip of land containing 4.10 acres, more or less.

44. That part of the Northwest Quarter of the Northeast Quarter (NW1/4 of NE1/4) Section Thirty-five (35), Township Thirty-four (34) North, Range Nineteen (19) West, described as follows; to-wit: Commencing at a point on the North and South Quarter-section line through Section Thirty-five (35), Township Thirty-four (34) North, Range Nineteen (19) West, Seven Hundred Ninety-one and Four-tenths (791.4) feet South of the Quarter-section corner on the North side of said Section, said point being the Northwest corner of the land hereinafter described: running thence South Seventeen (17) feet; thence North Forty-four degrees and Fifty-nine minutes East (N 44DEG.
     59' E) Twenty-four (24) feet; thence West in a straight line Seventeen (17) feet to the point of beginning, containing 0.003 acres, more or less.

45. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of Section Thirty-five (35), Township Thirty-four (34) North, Range Nineteen (19) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Quarter-section, Six Hundred Forty-three (643) feet East of the Quarter-section corner on the West line of said Section; running thence South Forty-four degrees and Fifty-nine minutes West (S 44DEG. 59' W)
     Nine Hundred Twenty-three and Three-tenths (923.3) feet to a stake on the West line of said Section, Six Hundred Sixty-five and Four-tenths (665.4) feet South of said Quarter-section corner; said Fifty (50) foot strip of land containing 1.06 acres, more or less.

     ST. CROIX FALLS HYDRO

                       IN TOWNSHIP 34 NORTH, RANGE 18 WEST:

1. Government Lot 5 in Section 19 except that portion of said lot deeded by the St. Croix Falls Minnesota Improvement Company to United States of America by Deed bearing date September 16, 1904, and recorded in the office of the Register of Deeds, of Chisago County, Minnesota in Book 15 of Deeds at Pages 586 to 589 and described as follows, to-wit: That portion of
     Section 19, of the fourth principal meridian bounded by a line beginning at a point on the South line of said Section 19, 763 feet East of the Southwest corner of said section; thence North 15DEG. 30' West, 757 feet; thence North 35DEG. 34' East, 187.5 feet; thence South 15DEG.
     30' East, 733 feet, more or less, to the right bank of the St. Croix River; thence in a southerly direction along said right bank of said river, 183 feet, more or less, to a point on the South line of said Section 19, 104 feet East of the point of beginning; thence West along said South line of said section, 104 feet to the point of beginning; containing 2.75 acres, more or less;

2.   Government Lots 5 in Section 7;

3.   Government Lot 5, 6 and 7 in Section 18;

4.   Government Lots 6 and 7 in Section 19;

                       IN TOWNSHIP 34 NORTH, RANGE 19 WEST:

5. All that part of the SE1/4 NE1/4 of Section 24 lying East of a line described as follows: Commencing at a point on the North line of said quarter-quarter section, 100 feet West of the Northeast corner thereof, running thence South, parallel with the East line of said quarter-quarter section, to a point on the South line thereof, 100 feet West of the Southeast corner; containing 3.04 acres, more or less;

6.   All that part of the NE1/4 SE1/4 Section 24 described as follows:
     Commencing at the Southeast corner thereof, running thence West along the South line of said 40 acre tract, 150 feet, thence North parallel with the East line of said section 100 feet, thence East parallel with the said South line, 150 feet, thence South along the East line of said section 100 feet to the point of beginning, containing 0.35 acres, more or less;

                                  CLAY COUNTY

     The following described real property, situate, lying and being in the County of Clay, to-wit:

                                   ABSTRACT

     AVERILL SUBSTATION

1. From the Southeast corner of Section Thirty-three (33), Township One Hundred Forty-one (141), North, Range Forty-six (46) West of the Fifth Principal Meridian, bear West along the South line of said Section Thirty-three (33) a distance of Five Hundred Fifty and Nine Hundredths (550.09) feet; thence bear North parallel to the center line of Trunk Highway No. 9 a distance of Thirty-three (33) feet to the point of beginning of the tract of land herein described; said Thirty-three (33) feet being measured parallel to the center line of Trunk Highway No. 9; thence North parallel to the center line of Trunk Highway No. 9 a distance of Three Hundred (300.00) feet; thence East parallel to the South line of said Section Thirty-three (33) a distance of Two Hundred Twenty-five (225.00) feet; thence South parallel to the center line of Trunk Highway No. 9 a distance of One Hundred Fifty (150.00) feet; thence South Forty-three Degrees Forty-five Minutes (43DEG.45') West relative to the last described line a distance of Two Hundred Seven and Forty-six Hundredths (207.46) feet, more or less, to a pint of intersection with a line which is parallel to and Thirty-three (33) feet North of the South line of said Section Thirty-three (33), said Thirty-three (33) feet being measured parallel to the center line of Trunk Highway No. 9; thence West parallel to the South line of said Section Thirty-three (33) a distance of Seventy-five (75.00) feet, more or less, to the point of beginning. Said tract of land contains 1.162 acres, more or less.

     BAKER SUBSTATION

1. Starting at the southwest corner of Section Twenty-nine (29) Township One Hundred Thirty-eight (138) North, Range Forty-Seven (47) West as a point of beginning; Thence continuing one hundred and eight (108) feet north along the westerly section line of Section Twenty-nine (29), thence easterly a distance of one twenty-five (125) feet, thence south a distance of one hundred and eight (108) feet, thence westerly along with the south line of section Twenty-Nine (29) a distance of one hundred twenty-five (125) feet to the southwest corner of Section Twenty-nine (29), which is the point of beginning.

     DILWORTH SUBSTATION

1. Part of the Northeast Quarter (NE 1/4) of Section Eleven (11), Township One Hundred Thirty-Nine (139) North, Range Forty-eight (48) West, lying South of the Right-of-Way of Northern Pacific Railway, Clay County, Minnesota, as follows:

           Commencing at a point at the intersection of the West line of highway extended South, and South line of highway at a point Seven Hundred and Ninety Six and Five Tenths (796.50) feet, south of the West bound track of the Northern Pacific Railway and Two Hundred Forty Nine and Eight Tenths (249.80) feet East of the North and South quarter line; thence South on aid highway extended Seventy Five (75.00) feet; thence West parallel to the said South line of highway Seventy Five (75.00) feet; thence North Parallel to said West line of said highway extended Seventy Five (75.00) feet to said South line of highway; thence East Seventy Five (75.00) feet to point beginning, containing One Tenth (1/10) acre more or less.

     LINE 0435

1.   Part of Lots Six (6), Seven (7), Eight (8), Nine (9), Ten (10) and Eleven
     (11) of Block One (1), in White's Third addition to the City of Moorhead (Clay County, Minnesota) in Section Six (6) Township One Hundred Thirty-nine (139), Range Forty-eight (48) West, described at follows:

           Commencing at the Northeast corner of Lot Ten (10), Block One (1), White's Third Addition to Moorhead, thence West along the North line of Lot Ten (10), One Hundred Six (106) feet, thence Southwest Seventy-two and Five-tenths (72.5) feet intersecting the East and West lines of Lot Nine (9), Block One (1), Twelve and Eight-tenths (12.8) feet South of Northeast corner of said Lot Nine (9), and Twenty-nine and Five-tenths (29.5) feet south of the Northwest corner of said Lot Nine (9), Block One (1); thence Southwest to a point on the South line of Lot Six (6), said Block One (1) Ten (10) feet West of the Southeast corner of said Lot Six
           (6); thence East to a point Thirteen (13) feet East of the Southwest corner of Lot Seven (7) of said Block One (1); thence Northwest to a point on the East line of Lot Eight (8) of said Block One (1), Seventy-one (71) feet North of the Southeast corner of said Lot Eight (8); thence Northeast to a point Fifteen (15) feet South of the North line of Lot Ten (10), said Block One (1) and Ninety-one and Five-tenths (91.5) feet West of the East line of said Lot Ten (10); thence East parallel with the North line of said Lot Ten (10) Ninety-one and Five-tenths (91.5) feet to the East line of said Lot (10); thence North Fifteen (15) feet to the point of beginning. The above described right of way being a part of and crosses lots Six (6) Seven (7), Eight (8), Nine (9), Ten
           (10) and Eleven (11) of Block One (1), White's third addition to Moorhead.

                 EXCEPT,

                 A strip of land Twenty (20) feet, more or less, in width across Lots Seven (7), Eight (8), and Nine (9), Block One
                 (1), White's Third Addition to the City of Moorhead, said strip being a part of the right-of-way more specifically described in that certain document which was dated April 22, 1916, and was filed for record on April 22, 1916, in the office of the Register of Deeds in and for Clay County, Minnesota, in Book 67 of Deeds, at page 623.

                                  DAKOTA COUNTY

     The following described real property, situate, lying and being in the County of Dakota, to-wit:

                                    ABSTRACT

     AIR LAKE SUBSTATION

1. The South 305 feet of the East 475 feet of the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 28, and also that part of the East 475 feet of the Northwest Quarter (NW1/4) of Section 33, lying northerly of the southerly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, said southerly right-of-way line being set forth in Dakota County Document No. 570089, all in Township 114, Range 20.

     CASTLE ROCK SUBSTATION

1. Lot "E" of Community Addition to Castle Rock, Minnesota, according to the official plat thereof except the West 100 feet thereof.

2. Lot 14, Auditor's Subdivision No. 13, Castle Rock, according to the recorded plat thereof, except the West 100 feet thereof.

     CEDARVALE SUBSTATION (ABSTRACT PORTION)

1. Lot Two (2) except that part of Lot Two (2) lying Southwesterly of the following described line; beginning at a point on the Southeasterly line of said Lot Two (2) distant 456.31 feet Northeasterly from the most southerly corner thereof; thence Northwesterly parallel with the Northeasterly line of said Lot Two (2) to the Northwesterly line of said Lot Two (2) and there terminating; Block 3, Cedar Industrial Park, Dakota County, Minnesota

     CASTLE ROCK RURAL SUBSTATION

1. The East 33 feet of the North 66 feet of the NE1/4 of the NE1/4, Section 32, Township 114, Range 19, Dakota County, Minnesota.

     FARMINGTON SUBSTATION

1. All that part of the Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4) Section Thirty-one (31), Township One Hundred Fourteen (114) north, Range Nineteen (19) west, described as follows, to-wit:

           Beginning at a point Thirty-three (33) feet south of the Northwest corner of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4); thence east parallel to the north line of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4) and Thirty-three (33) feet distant therefrom Two Hundred (200) feet; thence at right angles south and parallel to the west line of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4) Two Hundred Seventeen and eight tenths (217.8) feet; thence at right angles west and parallel to said north line of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4) Two Hundred (200) feet to the west line of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4); thence at right angles north and along the west line of said Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4) Two Hundred Seventeen and eight tenths (217.8) feet to the point of beginning, and containing One (1) acre.

     FARMINGTON OFFICE & SERVICE CENTER

1. All of Lot 3, Block 22, Farmington, Minnesota, lying south of a line drawn parallel to and eighty (80) feet south of the north line of said Lot 3, except the east twenty-one (21) feet thereof.

     LONE OAK SUBSTATION (ABSTRACT PORTION)

1. The West 16.5 feet of Lot Ten (10), Block Two (2), EAGANDALE CENTER INDUSTRIAL PARK NO. 3, except the South 195 feet thereof, according to the recorded plat thereof.

     GAS REGULATOR STATION 494 & BABCOCK TRAIL

1.   All of Tract A described below:

     Tract A. That part of the Northeast Quarter of the Northeast Quarter of
     Section 32, Township 28 North, Range 22 West, Dakota County, Minnesota, described as follows: Beginning at a point on Line 1 described below, distant 357.1 feet southeasterly of its point of beginning, said point being shown as Right of Way Boundary Corner B10 on Minnesota Department of Transportation Right of Way Plat No. 19-68 as the same is on file and of record in the office of the County Recorder in and for said county; thence run westerly on an azimuth of 273 degrees 50 minutes 19 seconds (azimuth oriented to Minnesota State Plane Coordinate System, South Zone) along the boundary of said plat, 200 feet; thence on an azimuth of 3 degrees 50 minutes 19 seconds, 100 feet; thence on an azimuth of 93 degrees 50 minutes 19 seconds, 164.39 feet to a point on said Line 1; thence run southeasterly along said Line 1 for 106.15 feet to the point of beginning of said Tract A;

     Line 1. Beginning at a point on the north line of said Section 32, distant
     709.5 feet west of the northeast corner thereof; thence run southeasterly to the east quarter corner of said Section 32 and there terminating;

     CANNON FALLS TRANSMISSION SUBSTATION

1. That part of the NE1/4 of Section 14, and that part of the NW1/4 of Section 13, all in Township 112 North, Range 18 West, "Dakota" County, Minnesota, described as follows:

           Beginning at a point on the North line of said NE1/4 of Section 14 a distance of 225 feet West from the Northeast corner of said NE1/4 of
           Section 14; thence East along said North line a distance of 225 feet to said Northeast corner; thence Southerly deflecting at an angle to the right of 89 Degrees 20 Minutes and on the East line of said NE1/4 of Section 14 a distance of 564.62 feet; thence Easterly deflecting at an angle to the left of 90 Degrees a distance of 110 feet; thence Southerly deflecting at an angle to the right of 90 Degrees a distance of 391.6 feet; thence Westerly deflecting at an angle to the right of 90 Degrees a distance of 150 feet; thence Northwesterly deflecting at an angle to the right of 8 Degrees 56 Minutes a distance of 36.03 feet; thence Northwesterly deflecting at an angle to the right of 13 Degrees 41 Minutes 20 Seconds a distance of 91.14 feet; thence Northerly deflecting at an angle to the right of 67 Degrees 8 Minutes 40 Seconds a distance of 350.95 feet; thence Northwesterly deflecting at an angle to the left of 28 Degrees 20 Minutes a distance of 133.49 feet to the intersection with a line drawn Southerly from the point of beginning and parallel with the East line of said NE1/4 of Section 14; thence Northerly on said parallel line a distance of 450 feet to the point of beginning.

     HASTINGS SUBSTATION, GARAGE AND WAREHOUSE (ABSTRACT PORTION)

1.   Lot Four (4), in Block Four (4), City of Hastings.

     HWY #110 & 49 (TBS 1-D) TOWN BORDER STATION (GAS)

1.   A tract of land out of the Northeast Quarter (NE1/4) of Section Twenty-six
     (26), Township Twenty-eight (28), Range Twenty-three (23), more particularly described as follows: Commencing at the Southeast corner of said Northeast Quarter (NE1/4), thence West along the South line of the said Northeast Quarter (NE1/4) a distance of 727.5 feet; thence deflecting to the right 89DEG. 50' a distance of 176.44 feet to a point on the North right of way line of Minnesota State Highway 100, which point is the point of beginning of the tract to be described; then continuing on the same bearing a distance of 100 feet; thence turning 90DEG. left, a distance of 125 feet; thence turning 90DEG. left, a distance of 100 feet to a point which is on the North right of way line of Minnesota State Highway 100; thence turning 90DEG. left a distance of 125 feet along the North right of way line of Minnesota State Highway 100, to the point of beginning, excepting therefrom the East 25 feet thereof heretofore conveyed to Northern States Power Company by that certain deed dated November 10, 1955, and recorded July 10, 1956 in Book 223 of Deeds at page 451.

     INVER HILLS GENERATING PLANT (ABSTRACT PORTION)

1. The South 20 rods of the West 40 rods of the Northwest Quarter of t he Southwest Quarter of Section 34, Township 27, Range 22, subject to easements and restrictions of record; and all that part of the Southeast Quarter of the Northeast Quarter, Section 33, Township 27, Range 22 and the West 1600 feet of the South Half of the Northwest Quarter except the South 5 acres thereof, Section 34, Township 27, Range 22 lying Easterly and Southerly of the Chicago Great Western Railway Company (now Chicago and North Western Railway Company) right of way described in that Limited Warranty Deed dated October 1, 1964 and recorded in the office of the Register of Deeds in and for Dakota County on November 20, 1964 in Book 284 of Deeds at Page 414.

     RIVERWOOD SUBSTATION

1. The East 300 feet of the North 225 feet of the SW1/4of the NE1/4of Section 35, Township 27 North, Range 24 West.

     INVER GROVE SUBSTATION

1. Beginning at the Southwest corner of the Northwest Quarter (NW1/4) of Section Twenty Eight (28), Township Twenty Seven (27) North, Range Twenty Two (22) West; thence North along section line a distance of Four Hundred Thirty Three (433) feet; thence East parallel to the quarter line a distance of Four Hundred (400) feet; thence South parallel to the section line a distance of Four Hundred Thirty Three (433) feet; thence West a distance of Four Hundred (400) feet to the point of beginning, all being in the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of said Section Twenty Eight (28), Township Twenty Seven (27) North, Range Twenty Two (22) West.

     INVER GROVE (TBS 1-F) TOWN BORDER STATION (GAS)

1. Commencing at the exact Southeast Corner of Lot Seven (7), Block One (1), Dakota Park, and running along the Southern most boundary thereto a distance of Twenty-eight (28) feet to the point of beginning, thence at right angles Northwesterly a distance of Thirty (30) feet; thence at right angles Southwesterly a distance of Thirty (30) feet; thence at right angles Southeasterly a distance of Thirty (30) feet; thence Northeasterly along said Southern most boundary a distance of Thirty (30) feet to the point of beginning, all in Lot Seven (7), Block One (1), Dakota Park, according to the recorded plat thereof on record of Register of Deeds within and for said county and State.
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

     INVER GROVE (TBS 4) TOWN BORDER STATION (GAS)

1. Commencing at the South Quarter (S1/4) Corner of Section Twenty-nine (29), Township Twenty-seven North (27N), Range Twenty-two West (22W) of the 4th P.M.; thence North 90 degrees 00 minutes East 648.13 feet along the South line of said Section 29; thence due North 33.0 feet to the point of beginning and the North right-of-way line of present established road; thence due North 100.0 feet; thence North 90 degrees 00 minutes East 98.69 feet; thence South 10 degrees 06 minutes West 101.58 feet; thence South 90 degrees 00 minutes West 75.0 feet along said right-of-way line to the point of beginning. Said tract of land contains 0.19 acres more or less, exclusive of present established highways. Note: the South line of Section 29, Township 27 North, Range 22 West of the 4th P.M. is assumed to bear due East and West in describing this parcel of land.

     KEGAN LAKE SUBSTATION ROSEMOUNT TWP

1. That part of the Southwest Quarter (SW1/4) Northwest Quarter (NW1/4) of Section Twenty-one (21) Township One Hundred Fifteen North (115N), Range Nineteen West (19W), which is also Governmetn Lot Two (2), decribed as follows: Commencing at a point where the West line of said Southwest Quarter (SW1/4) Northwest Quarter (NW1/4) intersects the centerline of County Road Number 38, said point being Eight Hundred Fifty-one and Four-tenths feet (851.4') North of the Southwest corner of said Southwest Quarter (SW1/4) Northwest Quarter (NW1/4), thence Southeasterly along the centerline of said road, said centerline forming an angle of Sixty Degrees Forty-five Minutes (60 Degrees 45') with the West line of said Southwest Quarter (SW1/4) Northwest Quarter (NW1/4) a distance of One Hundred Forty-three and Seven-tenths feet (143.7') to the point of beginning of the property to be described, thence at right angle to said centerline Northeasterly Two Hundred Thirty-three feet (233.0'), thence Southeasterly at right angle and parallel with said road Two Hundred feet (200.0') to a point which is Fifty feet (50') Westerly of the Westerly right of way line of the Chicago, Milwaukee, St. Paul & Pacific Railroad Company, thence Southerly and parallel and Fifty feet (50') distant from said Railroad right of way line Two Hundred Forty-eight and Four-tenths (248.4') more or less to the centerline of said County Road, thence Northwesterly along said road Two Hundred Eighty-five and Eight-tenths feet (285.8') to the point of beginning.

     LINE 0710

1. ALL those certain portions respectively of the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) and of the Southwest Quarter of the Northeast Quarter (SW1/4NE1/4) and of the Northwest Quarter of the Southeast Quarter (NW1/4SE1/4) of Section Seven (7) Township One Hundred Twelve (112) North, Range Eighteen (18) West, situated in Dakota, Minnesota, which are included in a strip belt or piece of land One Hundred
     (100) feet in width, having fifty (50) feet of such width on each side of the center line of the Main Track of said Railway Company as the same was heretofore located and constructed (but now abandoned and removed from said strip of land) and, extending in length from the east side to the west side of the east half of said Section Seven (7), said center line being drawn parallel to and distant One Hundred (100) feet southerly, measured at right angles from the center line of Main Track of the Chicago, Great Western Railway Company as the same is now there laid and operated over and across said East half of Section Seven (7). The strip or parcel of land hereby conveyed containing an area of Six and two-tenths (6.2) acres, more or less.

     LINE 0818 (ABSTRACT PORTION)

1. Lot Three (3) Block Three (3), and Lot Three (3) Block four (4) of Nabersberg's Addition to South St. Paul

     LINE 0976

1. A triangular parcel of land located in the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of Section Twenty-Eight, Township Twenty-Seven North, Range Twenty-Two West (S28-T27N-R22W) Dakota County, Madart, Minnesota, as represented on Exhibit A1, generally described as follows:

          Commencing at the Northeast corner (NE) of the Southeast Quarter (SE1/4) of Section 28, thence South 0 Degrees West along the East line of said Section for a distance of 1194 feet, more or less, to a point of intersection with the Southeast right-of-way line of the Grantor as evidenced, monumented or recorded in Dakota County; for a POINT OF BEGINNING; thence continue

          South 0DEG.West for a distance of 120 feet, more or less, to the Southeast corner of the Northeast Quarter of the Southeast Quarter of said Section; thence North 90DEG.West along the East/West centerline of said Quarter Section for a distance of 245 feet to the Southeast right-of-way line of the Grantor; thence North 63DEG.30' East, more or less, along said right-of-way line for a distance of 285 feet, more or less, to the POINT OF BEGINNING; containing approximately 15,625 square feet.

2. A triangular parcel of land located in the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section Two, Township Twenty-Seven North, Range Twenty-Two West, (S2-T27N-R22W) Inver Grove, Minnesota as represented on Exhibit A2 , generally described as follows:

          Commencing at the Northwest corner of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW1/4) of Section 2; thence East along the East/West centerline of said Quarter Section for a distance of 240 feet, more or less, to a point on the Easterly right-of-way line of the Chicago, Great Western Railway Company as evidenced, monumented or recorded in Dakota County; thence approximately South 07DEG.30' East along said Easterly right-of-way line for a distance of 170 feet, more or less, to a point, said point being the Southwest corner of Block 7, Cleveland Park Addition to Inver Grove, the POINT OF BEGINNING; thence continue South 07DEG.30' East along said East right-of-way line for a distance of 500 feet, more or less, to a point; thence approximately North 12DEG.East for a distance of 190 feet, more or less, to a point, said point being parallel to Grantor's Engineer Profile Station #564+00, also being 20 feet westerly of, as measured at right angles to the centerline of Grantor's Track #43; thence Northeasterly along a line 20 feet West of and parallel with said track centerline; said track centerline having a 3 DEG.curve to the right with a central angle of 15DEG., for a distance of 325 feet, more or less, to the Southeast corner of Block 7, Cleveland Park Addition; thence South 90DEG.West along the South line of said Block 7 to the POINT OF BEGINNING; containing 1.04 acre, more or less.

3. All that part of the Southeast quarter of the Southwest quarter (SE1/4 of SW1/4) or of Government Lot Five (5) in Section Two (2), Township Twenty-seven (27), Range Twenty-two (22), described as follows, to-wit:

          A strip of land Forty (40) feet in width lying on the westerly side of and adjoining the right of way of t he Chicago Great Western Railway Company, said strip of land extending from the south line of Lot 18 of O.M. Johnson's Addition to the Village of Inver Grove extended easterly to a line lying 682.7 feet southerly of the south line of Lot 34 of said O.M. Johnson's Addition to the Village of Inver Grove extended easterly, all according to the plat thereof and the Government Survey thereof.

4. Lots Eighteen (18), Nineteen (19) and Twenty (20), O..M. Johnson's Addition to the Village of Inver Grove, Dakota County, Minnesota.

5. Lots numbered One (1), Two (2), Three (3), and Four (4) in Block numbered Seven (7) of Cleveland Park and all that part of Government Lot Five (5) in Section Two (2), Township Twenty Seven (27), Range Twenty Two (22) which lies between Lot One (1), Block Seven (7) of Cleveland Park and the Railroad, according to the plat thereof now on file and of record in the office of the Register of Deeds within and for said County and State.

6.   Lots 3 and 28 in Oakland Park Addition to South St. Paul.

7. The Southerly Seventy (70) feet of that portion of the North Half of the Southeast Quarter of the Southeast Quarter (N1/2 SE1/4 SE1/4) of Section Twenty-seven (27), Township Twenty-eight (28), Range Twenty-two (22), lying east of the right-of-way of the Chicago, Great Western Railway Company and west of the Easterly 300 feet of said North Half of the Southeast Quarter of the Southeast Quarter (N1/2 SE1/4 SE1/4) of said section deeded to Edwin
     R. Handy under date of October 31, 1919, and recorded in the office of the Register of Deeds of Dakota County in Book 139 of Deeds at page 374, all according to the United States Governmental survey thereof.

     EXCEPT THAT PART which lies southeasterly of a line run parallel with and distant 150 feet northwesterly of the following described line: Beginning at a point on the south line of said section 27, distant 1482.4 feet west of the southeast corner thereof: thence run northeasterly at an angle of 42
     32' with said south section line for 1400 feet and there terminating: containing 1.02 acres, more or less, together with all right of access, being the first of ingress to and egress from all that portion of the above described tract, not acquired herein, to Trunk Highway No. 100.

     MENDOTA (TBS 1-B+2) TOWN BORDER STATION (GAS)

1. That part of Government Lot Two (2) Section Twenty-three (23), Township Twenty-eight (28), Range Twenty-three (23), described as follows, to-wit:

          Commencing at the Southwest corner of the Southeast Quarter (SE1/4) of said Section Twenty-three (23), thence North 3600 feet to a point in the center line of State Highway No. 13; thence North 28 Degrees 45' East along the center line of Highway No. 13 a distance of 247.3 feet to the point of beginning of the tract of land herein conveyed; thence North 28DEG.45' East along the center line of State Highway No. 13 a distance of 733.7 feet; thence North 41 DEG.12' East along the center line of State Highway No. 13, a distance of 226.17 feet; thence South 5DEG.34' West along the center line of Lower Mendota Road a distance of 393.25 feet; thence South 33DEG.15' West along the center line of Lower Mendota
          Road a distance of 70 feet; thence South 48DEG.45' West along the center line of Lower Mendota Road a distance of 360 feet; thence South 50DEG.45' West along the center line of Lower
          Mendota Road a distance of 200 feet to the point of beginning, excepting therefrom the land conveyed to the State of Minnesota by that certain deed dated July 15, 1964, and recorded December 31, 1964 in Book 291 of Deeds, page 185.

     PINE BEND SUBSTATION

1. That part of Sections Eighteen (18) and Nineteen (19), Township One Hundred Fifteen (115) North, Range Eighteen (18) West, described as follows:
     Beginning at a point where the Easterly right-of-way line of Highway No. 56 intersects the North line of Section 19, said point being 200 feet East fo the Northwest corner of said Section 19; thence South 0DEG.-30' West
     59 feet; thence East and parallel to the said North Section line 160 feet; thence north 0DEG.-30' East and parallel to said Easterly right-of-way line 59 feet to the North line of said Section 19, which is also the South line of the aforementioned Section 18; thence continuing North 0DEG.
     -30' East 141 feet; thence West and parallel to the South line of said
     Section 18, 135.01 feet to a point which is 22 feet East of said right-of-way line; thence North 1DEG.-43' East and parallel to said right-of-way line 411.8 feet; thence North 32DEG.-00' East 36.6 feet; thence North 62DEG.-20' East 102 feet; thence North 27DEG.-40'
     West 34 feet to the right-of-way line; thence along said right-of-way line South 62DEG.-20' West 129 feet; thence South 1DEG.-43' West along said right-of-way line 599.9 feet to the point of beginning.

     RICH VALLEY ROAD (TBS 1-G) TOWN BORDER STATION

1. That part of the North Half of the North Half of the Southeast Quarter (N1/2 of N1/2 of SE1/4) of Section Twenty-nine (29), Township Twenty-seven
     (27) North, Range Twenty-two (22) West, Dakota County, Minnesota, described as follows:

          Beginning at a point on the North line of said Southeast Quarter (SE1/4) a distance of One Thousand Four Hundred Fifteen and Zero Tenths (1,415.0) feet West of the East Quarter (E1/4) corner of said Section Twenty-nine (29); thence South perpendicular to said North line Ninety-eight (98) feet; thence West parallel with said North line Fifty (50) feet; thence North perpendicular to said North line Ninety-eight (98) feet; thence East to the beginning, subject to County Road No. 73 over the Northerly Forty-five (45) feet thereof.

     ROGERS LAKE SUBSTATION

1. That part of the S1/2of the SE1/4of Section 26, Township 28, Range 23 described as follows:

          Beginning at a point 1,246 feet West of the East line of said SE1/4 and 125 feet North of the South line of said SE1/4, thence West parallel to said South line of the SE 1/4 a distance of 170 feet, thence North parallel to said East line of the SE1/4 a distance of 175 feet, thence East parallel to said South line of the SE1/4 a distance of 170 feet to the Northwest corner of NSP owned property, thence South on the West NSP property line a distance of 175 feet to the point of beginning.

2. Beginning at a point in the S1/2 of the SE1/4 of Section 26, T.28N., R.23W. a distance of 921 feet West of the East boundary line of said S1/2 of the SE1/4 and 125 feet North of the South line of said S1/2 of the SE1/4; thence East 25 feet, thence North 175 feet; thence West 25 feet; thence South along the East boundary line of land heretofore conveyed to said Company 175 feet to the point of beginning.

3. Beginning at a point in the S1/2 of the SE1/4 of Section 26, T.28N., R.23W. a distance of 1221 feet West of the East line of said S1/2 of the SE1/4 and 125 feet North of the South line of said S1/2 of the SE1/4 thence West 25 feet; thence North 175 feet; thence East 25 feet and thence South and parallel to the West line of land heretofore conveyed to said Company, a distance of 175 feet to the place of beginning.

4. All that part of the South Half (S1/2) of the Southeast Quarter (SE1/4) of Section Twenty-six (26), Township Twenty-eight (28), Range Twenty-three
     (23) in Dakota County, Minnesota, according to the Government survey thereof, described and bounded as follows, to-wit: Beginning at a point on the East line of said South Half (S1/2) of said Southeast Quarter (SE1/4) of said Section Twenty-six (26), which point of beginning is One Hundred Twenty-five (125) feet North of the Southeast Corner of said South Half (S1/2) of said Southeast Quarter (SE1/4), thence from said point of beginning West and parallel with the South line of said Quarter Section a distance of Nine Hundred Twenty-one (921) feet; thence North a distance of One Hundred Seventy-five (175) feet; thence West a distance of Three Hundred (300) feet; thence South a distance of One Hundred Seventy-five
     (175) feet; thence West and parallel to the South line of said South Half (S1/2) of the said Southeast Quarter (SE1/4) a distance of Fourteen Hundred Nineteen (1419) feet to a point on the West line thereof, which said point in the said West line is a distance of One Hundred twenty-five (125) feet North of the Southwest Corner of said South Half (S1/2) of said Southeast Quarter (SE1/4); thence South along the West line of the said South Half (S1/2) of the Southeast Quarter (SE1/4) to the Southeast Corner thereof; thence East along the south line of said South Half (S1/2 of said Southeast Quarter (SE1/4) to the Southeast Corner thereof; and thence North along the East line of said South Half (S1/2) of said Southeast Quarter (SE1/4) to the place of beginning.

     STOCKYARD SUBSTATION

1. Being parts of the North 17 Rods of Government Lot Seven and the South 20 Rods of Government Lot 8, in Section 26 Town 28 Range 22, Described as follows, to-wit:

          Commencing at the Southwesterly corner of Lot One (1) in Auditor's Subdivision Number Twenty-two (22), and running thence Northeasterly along the Southeasterly line of said Lot One (1) a distance of Seven hundred forty-five and there tenths (745.3) feet; Thence Southeasterly at Right angles a distance of Seventy (70) feet to a point, marked by an iron monument, in the Northwesterly line of the lands heretofore conveyed to the Northern States Power Company in two instruments, the first by George A. Peirson and wife dated September 8th, 1920, and the second by Edwin R. Handy and wife dated December 29th, 1922, which said lands constitute one tract and are hereinafter referred to as the Power Company Tract; Thence Northeasterly along the Northwesterly line of the said Power Company Tract a distance of One Hundred and ninety-six and eight tenths (196.8) feet, FOR A POINT OF BEGINNING. This last mentioned line is hereinafter referred to as the base line; and if extended Northeasterly will intersect the center line of the Right of Way of the Chicago Rock Island and Pacific Railway at a distance of 78.85 feet from said point of beginning.

          FIRST COURSE. Southeasterly from said point of beginning, at an included angle of 86DEG.- 37' - 50" with the said base line, in a straight line parallel to the said center line of the Chicago Rock Island and Pacific Right of Way, a distance of Two hundred and three-tenths (200.3) feet, to a point which is Two hundred (200) feet, measured at right angles, distant from the said base line, and is marked with an iron monument:

          SECOND COURSE. Thence Southwesterly, parallel to and 200 feet distant from said base line, a distance of Three hundred and thirty-five and eight tenths (335.8) feet, to a point marked with an iron monument:

          THIRD COURSE. Thence Northwesterly, parallel to the above described First Course, a distance of One hundred and two-tenths (100.2) feet, to a point on the Southeasterly line of the said Power Company tract, marked with an iron monument:

          FOURTH COURSE. Thence Northeasterly, along the said Southeasterly line of the said Power Company Tract, to the Southeasterly corner of said Tract:

          FIFTH COURSE. Thence Northerly, along the Easterly line of the said Power Company Tract, to the point of beginning.

2. Being parts of the North 17 Rods of Government Lot Seven and the South 20 rods of Government Lot 8, in Section 26 Town 28 Range 22, Described as follows, to wit:

          Commencing at the Southwesterly corner of Lot one (1) in Auditor's Subdivision Number 22, and running thence Northeasterly along the Southeasterly line of said lot One (1) Seven hundred forty-five and three-tenths (745.3) feet; thence Southeasterly at right angles Seventy (70) feet to a point marked by an iron monument, FOR A POINT OF BEGINNING. This point is identical with the Northwesterly corner of the land heretofore conveyed to the Grantee herein by George A. and Victoria N. Peirson by instrument dated the 8th day of September A.D. 1920, recorded in the office of the Register of Deeds in and for said County of Dakota on the 9th day of September A.D. 1920 in Book 153 Page 298.

          Thence continuing Southeasterly on the last mentioned line produced (which is identical with the Southwesterly boundary of the land heretofore conveyed by George A. and Victoria N. Peirson as above recited) One hundred (100) feet to a point marked by an iron monument:

          Thence Southwesterly at right angles Two hundred and twenty-four and four-tenths (224.4) feet to a point marked by an iron monument, which said point is Seven (7) feet from the center line of the nearest Armour switching track at that point, measured at right angles:

          Thence Northerly, paralleling the curve of said switching tract and Seven (7) feet distant from the center line thereof, to a point Seventy (70) feet, measured at right angles, from the SE.ly line of said Lot One (1) in Auditor's Subdivision No. 22:

          Thence Northeasterly, seventy (70) feet from and parallel to the SE.ly line of said Lot One (1), a distance of One hundred and thirty-nine (139) feet, be it more or less, to the point of beginning.

          Containing Forty-One One-hundredths (0.41) of an acre:

3. Commencing at the Northwest corner of said Section 26, thence south along the West line of said section One Thousand Four Hundred Fifty-seven and twenty-one one hundredths (1,457.21) feet to an iron pipe monument; thence South 26DEG.32' East, One Hundred Twenty-eight and Four Tenths (128.4) feet to an iron pipe monument; thence North 63DEG.28' East, Seven
     Hundred Forty-three and Two Tenths (743.2) feet; (This last mentioned line being identical with the South line of the property conveyed by the Grantor herein to Armour and Company); thence Southeasterly at right angles Seventy
     (70) feet to an iron monument for a point of beginnning:

          Thence continuing Southeasterly on the last mentioned line produced, One Hundred (100) feet to an iron monument:

          Thence northeasterly at right angles, One Hundred Fifty (150) feet to an iron monument, which point is Twenty-five (25) feet from the centerline of the St. Paul Union Stockyards Company's switching track at that point:

          Thence Northerly, paralleling the curve of said switching tract, and Twenty-five (25) feet from the centerline thereof, to a point Seventy (70) feet, measured at right angles, from the South line of the Armour property above referred to:

          Thence Southwesterly, Seventy (70) feet from and parallel to the said South line of the Armour property, One Hundred Ninety-six and Eight Tenths (196.8) feet more or less to the point of beginning:

          Containing Thirty-nine Hundredths (.39) of an acre.

     SAVAGE SUBSTATION

1. All that part of the South Twenty Three (23) acres of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section Thirty-two (32), Township Twenty-seven (27) North, Range Twenty-four (24) West, lying Northeasterly of the Northeasterly right-of-way line of State Highway No. 101.

2. The East Five Hundred (500) feet of North Seventeen (17) acres of Southwest Quarter (SW1/4) of Southwest Quarter (SW1/4), Section Thirty Two (32), Township Twenty Seven (27) North, Range Twenty Four (24) West, Dakota County, EXCEPT that part within the right of way of State Trunk Highway No. 101.

     Also except from the two above described parcels,

          That part of the East Fifty (50) feet of the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section Thirty-two (32), Township Twenty-seven (27), Range Twenty-four (24) lying North of T.H. 101 and T.H. 13 right-of-way and lying South of the following described line: Beginning at a point on the East line of said quarter quarter distant 779 feet North of the Southeast corner thereof; thence West at right angles to said East line for Sixty
          (60) feet and there terminating:

     And also except those portions which lies Southwesterly of a line run parallel with and distant One Hundred Twenty (120) feet Northeasterly of the following described line:

          Beginning at a point on the West line of said Section Thirty-two
          (32), distant 965.1 feet North of the Southwest corner thereof; thence run Southeasterly at an angle of 72DEG.53'15" with said West section line for 1500 feet and there terminating;

     And also except all that part of the said two above described tracts adjoining and Northeasterly of the above described strip, which lies Southwesterly of the following described line:

          From a point on the first above described line, distant 720.8 feet Southeasterly of its point of beginning, thence Northeasterly at right angles to said line for 120 feet to the point of beginning of the line to be described; thence Easterly to a point which is 185 feet Northeasterly (measured at right angles) from a point on the first above described line, distant 870.8 feet Southeasterly of its point of beginning; then Southeasterly and parallel with the first above described line for 300 feet; thence Southeasterly to a point which is 120 feet Northeasterly (measured at right angles) from a point on the first above described line, distant 1370.8 feet Southeasterly of its point of beginning and there terminating.

     SIBLEY PROPANE PLANT (ABSTRACT PORTION)

1. Lots Five (5) through Nine (9), Block Two (2), Cherry Hill Second Addition, according to the plat thereof on file and of record in the office of the County Recorder in and for Dakota County, Minnesota.

2.   The East Forty (40) rods of the South Forty (40) rods of Government Lot Two
     (2) in the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Twenty-three (23), Township Twenty-eight (28), Range Twenty-three
     (23), according to the Government Survey thereof.

          EXCEPT,

          That part of the East Forty (40) rods of the South Forty (40) rods of Government Lot Two (2) in the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Twenty-Three (23), Township Twenty-Eight (28), Range Twenty-Three (23), according to the Government Survey thereof, described as follows:

          Beginning at the Northwest corner of the East Forty (40) rods of the South Forty (40) rods of said Government Lot Two (2); thence South along the West line thereof for 409.87 feet to an intersection with Line "A" which lies Southeasterly and Northwesterly at an angle of 54DEG.30' to said West line;
          thence South along said West line to an intersection with a line which is parallel with and distant 75 feet Southwesterly of said Line "A"; thence Southeasterly along said parallel line to an intersection with a curved line which is parallel with and distant 150 feet Southeasterly, Easterly and Northeasterly of Line "B" described as follows:

               From a point on the West line of the East Forty (40) rods of the South Forty (40) rods of said Government Lot Two (2), distant 409.87 feet South of the Northwest corner thereof; thence Northwesterly from said point at an angle of 54DEG.
               30' to said West line for 173.25 feet to the point of beginning of Line "B" to be described; thence Southeasterly along the last described course for 100 feet; thence deflect to the left on a curve having a radius of 150 feet, (delta angle 140 DEG.13'44") for 367.12 feet; thence deflect to the left on a 7DEG.30' curve (delta angle 34DEG.00') for 453.33 feet and there terminating;

          thence along said curved parallel line curving to the left to its intersection with a line which lies Northeasterly at right angles to the tangent of the 7DEG.30' curve described above to a point on said tangent distant 413.57 feet Southeasterly of the point of termination of said Line "B"; thence Southwesterly along said right angled line for 70 feet; thence Northwesterly along a line which is parallel with and distant 80 feet Northeasterly of said Line "B" to the intersection of said parallel line with the North line of the East Forty (40) rods of the South Forty (40) rods of said Government Lot Two (2); thence West along said North line to the point of beginning.

4.   The West 375 feet of the South 30 acres of the NE1/4 of the NE1/4 of
     Section 23, Township 28 North, Range 23 West, according to the Government survey thereof.

5. The North Two Hundred Eighty and Six-Tenths (280.6) feet of the West Three Hundred Seventy Five (375) feet of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section Twenty Three (23), Township Twenty Eight (28) North, Range Twenty Three (23) West, containing Two and Forty Two-Hundredths (2.42) acres, more or less.

6. A parcel of land in the Southwest Quarter (SW1/4) of Northeast Quarter (NE1/4), Section Twenty-three (23), Township Twenty-eight (28) North, Range Twenty-three (23) West, described as follows:

          Beginning at the northeast corner of the Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) of said Section Twenty-three (23), thence south along the East Quarter-Quarter (1/4-1/4) line of said Section Twenty-three (23), a distance of Two Hundred Eighty and Six Tenths (280.6) feet; thence westerly at a deflection angle of Ninety-three Degrees, Thirty-five Minutes (93DEG.35') to the right a distance of Thirty-nine and Seven-tenths (39.7) feet; thence northwesterly at a deflection angle of Twenty-six Degrees, Ten Minutes (26DEG.10') to the right a distance of Two Hundred Sixty-six and Five-tenths (266.5) feet; thence northwesterly at a deflection angle of Thirteen Degrees, Twenty-nine Minutes (13 DEG.29') to the right a distance of One Hundred Forty-nine and Seven-tenths

          (149.7) feet; thence northerly at a deflection angle of Forty-six Degrees, Twelve Minutes (46DEG.12') to the right a distance of Forty-four and Seven-tenths (44.7) feet to the North Quarter-Quarter (1/4-1/4) line of said Section Twenty-three (23); thence east along said north Quarter-Quarter (1/4-1/4) line a distance of Three Hundred Eighty and Eight-tenths (380.8) feet to point of beginning, containing Three and Twenty-eight (3.28) acres more or less,

7. All that part of Government Lot Six (6), Section Fourteen (14), Township Twenty-eight (28), Range Twenty-three (23), which lies southerly of the center line of Sibley Memorial Highway (Subject to said Highway) and also the North Quarter (N1/4) of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section Twenty-three (23), Township Twenty-eight (28), Range Twenty-three (23), subject to easement for public utility.

          EXCEPT,

          The Easterly Nine Hundred Forty Five (945) feet of all that part of Government Lot Six (6), Section Fourteen (14), Township Twenty Eight (28), Range Twenty Three (23), which lies southerly of the center line of Sibley Memorial Highway (Subject to said Highway); and also the Easterly Nine Hundred Forty Five (945) feet of the North Quarter (N1/4) of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section Twenty Three (23), Township Twenty Eight (28), Range Twenty Three (23), subject to easements of record.

          ALSO EXCEPT,

          That part of Tract A described below:

          Tract A. That part of Government Lot 6 of Section 14, Township 28 North, Range 23 West, Dakota County, Minnesota, lying southerly of the southerly right of way line of Trunk Highway No. 13 as now located and established, except the east 945 feet thereof;

          which lies northwesterly of a line parallel with and distant 60 feet southeasterly of Line 1 described below:

          Line 1. Beginning at a point on the east line of said Section 14, distant 1323.6 feet north of the southeast corner thereof; thence run southwesterly at an angle of 48 degrees 53 minutes 50 seconds from said east section line (measured from south to west) for 1174.61 feet; thence deflect to the left on a tangential curve having a radius of 5729.58 feet and a delta angle of 8 degrees 30 minutes 22 seconds for 850.61 feet and there terminating.

     WESCOTT PROPANE STORAGE PLANT (ABSTRACT PORTION)

1. Commencing at the southeast corner of the W1/2 of SW1/4 Section 19, Township 27 North, Range 22 West; proceeding thence Westerly along the South section line of said section to the right of way of the Chicago, Milwaukee and St. Paul Railroad, as now located on said premises; proceeding thence northerly along the easterly edge of said right of way to its intersection with the southerly right of way of State Highway No. 3 as presently located on said premises; proceeding thence easterly along the southerly line of said highway right of way to its intersection with the East line of the W1/2 of SW1/4 of said section; proceeding thence southerly along said East line to the point of beginning, containing 26 acres, more or less, according to the Government Survey thereof.

2. That part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) described as follows: Commencing at the East and West one quarter stake of Section Twenty-five (25), Township Twenty-seven (27), Range Twenty-three
     (23), on East line of said Section Twenty-five (25). Thence due West along said quarter section line to the right of way of Chicago, Milwaukee and St. Paul Railroad, a distance of 279.5 feet. Thence in a Northerly direction along the right of way of said Railroad to a point where the right of way of said Railroad intersects the section line on East side of said Section Twenty-five (25). Thence due South along said Section line to place of beginning and containing 2 2/3 acres more or less.

3. The NW1/4 of Section 30, Township 27, Range 22, lying East and South of the Chicago, Milwaukee, St. Paul and Pacific Railroad right of way.

          Except

          That part of the Northwest Quarter of Section 30, Township 27 North, Range 22 West, Dakota County, Minnesota, described as follows: Commencing at the Southwest corner of the said Northwest
          Quarter: thence south 89 degrees 50 minutes 42 seconds East, assumed bearing, along the south line of the said Northwest Quarter, a distance of 757.67 feet to the actual point of beginning; thence North 00 degrees 09 minutes 18 seconds East a distance of 300.00 feet; thence South 89 degrees 50 minutes 42 seconds East a distance of 200.00 feet; thence South 00 degrees 09 minutes 18 seconds West a distance of 300.00 feet to the South line of the said Northwest Quarter; thence North 89 degrees 50 minutes 42 seconds West, along said South line, a distance of 200.00 feet to the point of beginning, according to the United States Government Survey thereof and situated in Dakota County, Minnesota.

4. The south 315.74 feet lying west of the east 1490.0 feet of the S1/2-N1/2-NE1/4 of Section 30, T. 27N., R. 22W., Dakota County, Minnesota, containing 8.433 acres, subject to street rights of way.

5. The Southwest Quarter of the Northeast Quarter (SW1/4 of NE1/4) of Section Thirty (30), Township Twenty-seven (27) North, Range Twenty-two (22) West, subject to easements of record.

6. The North 350 feet of the W1/2 of the SE1/4 of Section 30, Township 27, Range 22, according to the government survey thereof, subject to easements of record.

7.   The West 400 feet of that part of the S1/2 of the N1/2 of the NE1/4 of
     Section 30, Township 27, Range 22, lying West of the East 1,490 feet and North of the South 315.74 feet thereof, subject to easements and restrictions of record.

     WEST HASTINGS SUBSTATION

1. That part of the NE1/4 of the SE1/4 of Section 30, Township 115 North, Range 17 West described as follows: Commencing at the Northeast corner of said quarter-quarter; thence South along the East line thereof 153.90 feet to the South right-of-way line of Trunk Highway No. 55 and the point of beginning of the land to be described; thence continuing South along said East line 603.00 feet; thence deflecting 90 degrees 00 minutes 00 seconds right 495.00 feet; thence deflecting 90 degrees 00 minutes 00 seconds right to said South highway right-of-way line; thence East along said highway right-of-way line to the point of beginning. Excepting and reserving unto Seller, their heirs and assigns, the perpetual right, privilege and easement to construct improve, use, maintain and dedicate to the public a roadway upon the North 125 feet and the East 40 feet of the above-described parcel of land provided that said roadways do not interfere with NSP's electrical facilities, landscaping or right of access to the land granted herein.

     WEST ST. PAUL (TBS 1-A)

1. A tract of land out of the North 17.61 acres of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section 29, Township 28 North, Range 22 West, being described as follows:

     Commencing at the Northeast corner of the South 22 acres of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of said Section 29; thence West along the North line of said 22 acre tract 952.4 feet to the place of beginning; thence North parallel to the East line of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of said Section 29 a distance of 100 feet; thence West parallel to the North line of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of said Section 29 a distance of 149.4 feet to the center line of the old German Road; thence Southeasterly along the center line of the road 112.3 feet to the North line of the South 22 acres of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of said Section 29; thence East a distance of 100 feet to the place of beginning, containing 0.288 acres, more or less.


                                    TORRENS

     BLACK DOG PLANT

1.   Certificate No. 3683
     Lot Two (2) lying South of Cedar Avenue, and Lot Three (3) and the Southeast Quarter of the Southeast Quarter (SE1/4 of SE1/4) of Section Thirteen (13);
     Lots Five (5) and Six (6) in Section Twenty-two (22);
     Lots Five (5) and Six (6) and the South one-half of the Southeast Quarter (S1/2 of SE1/4) excepting right of way of the Chicago, St. Paul, Minneapolis and Omaha Railway as now laid out and established in Section Twenty-three (23);
     Lots Two (2) and Three (3) and the Northwest Quarter of Northeast Quarter (NW1/4 of NE1/4); Southeast Quarter of Northwest Quarter (SE1/4 of NW1/4):
     Northwest Quarter of Southwest Quarter (NW1/4 of SW1/4) and those portions of the Northeast Quarter of Northeast Quarter (NE1/4 of NE1/4); the Southwest Quarter of Northeast Quarter (SW1/4 of NE1/4); the Northeast Quarter of Southwest Quarter (NE1/4 of SW1/4); the Southwest Quarter of Southwest Quarter (SW1/4 of SW1/4); the Southeast Quarter of Northeast Quarter (SE1/4 of NE1/4), and the Northwest Quarter of Southeast Quarter (NW1/4 of SE1/4) lying North and West of the Chicago, St. Paul, Minneapolis and Omaha Railway right of way as now laid out and established in Section Twenty-four (24);
     The North one-half of the Northwest Quarter (N1/2 of NW1/4); the Southwest Quarter of Northwest Quarter (SW1/4 of NW1/4); and those portions of the Northeast Quarter of Northeast Quarter (NE1/4 of NE1/4); the Northwest Quarter of Northeast Quarter (NW1/4 of NE1/4); the Southwest Quarter of Northeast Quarter (SW1/4 of NE1/4); the Southeast Quarter of Northwest Quarter (SE1/4 of NW1/4); the Northwest Quarter of southwest Quarter (NW1/4 of SW1/4) and the Northeast Quarter of Southwest Quarter (NE1/4 of SW1/4) lying North and West of the Chicago, St. Paul, Minneapolis and Omaha Railway right of way as laid out and established in Section
     Twenty-six (26);
     Lot Two (2) and the Southwest Quarter (SW1/4); the East one-half of the Northwest Quarter (E1/2 of NW1/4); the Northeast Quarter (NE1/4) and the North one-half of the Southeast Quarter (N1/2 of SE1/4) except right of way of the Chicago, St. Paul, Minneapolis and Omaha Railway as now laid out and established in Section Twenty-seven (27), all in Township Twenty-seven (27) North, Range Twenty-four (24) West, all in Wapetu Maza Ranch on the Minnesota, according to the map thereof on file and of record in the office of the Registrar of Titles in and for said County and State. Subject to easements of record.

     CEDARVALE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 38993

     Tract A, Registered Land Survey No. 4, thereof now on file and of record in the office of the Registrar of Titles, Dakota County, Minnesota.

     HASTINGS SUBSTATION (TORRENS PORTION)

1.   Certificate No. 1436

     The West Forty Two (42) feet of Lot Two (2), and all of Lot Three (3), in Block Four (4), in the Town (now City) of Hastings, according to the Plat thereof on file and of record in the Office of the Register of Deeds in and for said Dakota County, Minnesota.
           "This deed is given subject to a lease on said premises in favor of the Minnesota Highway Department."

     INVER HILLS GEN PLANT (TORRENS PORTION)

1.   Certificate No. 31787

     The West 1600 feet of the South Five (5) acres of the Northwest Quarter; The West 1600 feet of the North half of the Southwest Quarter excepting therefrom the following, viz: Commencing at a point 80 rods North of the Southwest corner of Section 34, Township 27, Range 22; running thence North 20 rods; thence East 40 rods; thence South 20 rods; thence West 40 rods to the place of beginning. All of the said above described real estate lying and being in Section 34, Township 27, Range 22, according to the U. S. Government Survey thereof.

     LINE 0818 (TORRENS PORTION)


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1.   Certificate No. 3256

     Lot Twenty-eight (28) in Block Three (3) of Nabersberg's Addition to Saint Paul, according to the plat thereof now on file and of record in the office of the Register of Deeds within and for said county and state.
     Excepting all minerals and mineral rights reserved in favor of the State of Minnesota.

2.   Certificate No. 78689

     The Northerly 50 feet of the Southerly 80 feet of Block "A", EXCEPTING THEREFROM the following: All that part thereof which lies southwesterly of the following described line: Beginning at the northwest corner of the above described tract; thence run southeasterly to a point on the south line of said tract, distant 35 feet southeasterly of the southwest corner thereof; together with all right of access, being the right of ingress to and egress from all that portion of the above described tract, not acquired therein, to Trunk Highway No. 393, except that the Northern States Power Company shall retain the right of access on the northerly 25 feet of said tract solely for the purpose of servicing, maintaining, inspecting or constructing its utility facilities;
     Lot Fifteen (15), Block Twenty (20);
     Lots Three (3) and Nine (9), Block Eighteen (18);
     Lot Twenty-four (24), Block Seventeen (17);
     Lots Three (3) and Twenty-eight (28), Block Fifteen (15);
     Lots Three (3) and Twenty-eight (28), Block Fourteen (14);
     Lots Three (3) and Twenty-eight (28), Block Thirteen (13);
     Lots Three (3) and Twenty-eight (28), Block Twelve (12);
     Lots Three (3) and Twenty-eight (28), Block Eleven (11);
     All in Lorraine Park Addition to the City of South Saint Paul

     LONE OAK SUBSTATION (TORRENS PORTION)

1.   Certificate No. 81956

     Lot Ten (10), Block Two (2) in EAGANDALE CENTER INDUSTRIAL PARK NO. 3, according to the recorded plat thereof; EXCEPTING THEREFROM, the following:

         1.)      The West 16.5 feet thereof.
         2.)      The South 195 feet thereof.

     SOUTH ST. PAUL TBS 1-C

1.   Certificate No. 42621

     A tract of land in the Southeast quarter of the Southeast quarter (SE1/4 of SE1/4) of Section Thirty Four (34), Township Twenty Eight (28), Range Twenty two (22) West, more particularly described as follows -
          Beginning at a point 1308.95 feet west and 8.25 feet North of the Southeast corner of said Section 34; thence north 208.71 feet;
          thence east 208.71 feet; thence South 208.71 feet; thence West
          208.71 feet to the place of beginning, containing one (1) acre of land more or less.

     WESCOTT PROPANE PLANT (TORRENS PORTION)

1.   Certificate No. 73771

     The North 350 feet of the Southwest Quarter (SW1/4) of Section 30, Township 27, Range 22, according to the Government Survey thereof.

     SIBLEY PROPANE PLANT (TORRENS PORTION)

1.   Lots 7 and 8, Block 2, Park Place, according to the plat thereof.



                                  DODGE COUNTY


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

     The following described real property, situate, lying and being in the County of Dodge, to-wit:

                                    ABSTRACT

     DODGE CENTER DIESEL PLANT & SUBSTATION

1. Lot One (1) and the North Fifteen (15) feet of Lots Five (5) and Six (6), and East One Hundred and Thirty-Two (132) feet of the alley running East and West, all in Block Six (6), Village of Dodge Center, according to the plat thereof on file and of record in the office of the Register of Deeds in and for Dodge County, Minnesota.

     KASSON SUBSTATION

1. The North Two Hundred Thirty-three (233) feet of the East Two Hundred Thirty-three (233) feet of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section Twenty-eight (28), Township One Hundred Seven
     (107) North, Range Sixteen (16) West.

                                    TORRENS

     DODGE CENTER DIESEL

1.   Certificate No. 212

     Lots Two (2), Three (3), and Four (4) - Block Six (6) - Original Plat of the Village of Dodge Center



                                DOUGLAS COUNTY

     The following described real property, situate, lying and being in the County of Douglas, to-wit:

                                   ABSTRACT

     DOUGLAS COUNTY SUBSTATION

1.   The South Three Hundred Fifty (350) feet of the West Three Hundred Fifty
     (350) feet of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) Section Thirty Six (36), Township One Hundred Twenty Eight (128) North, Range Thirty Six (36) West.


          EXCEPT,

          that part which lies westerly of a line run parallel with and distant 75 feet easterly of the following described line:

          Beginning at a point on the south line of said section 36, distant
          13.65 feet east of the south quarter corner thereof; thence run northerly at an angle of 89DEG. 18'15" with said south section line (measured from east to north) for 3181.47 feet and there terminating.




     OSAKIS SUBSTATION

1. All that tract or parcel of land lying and being in the Southeast Quarter (SE 1/4) of Section Twenty-five (25), Township One Hundred Twenty Eight North (128N), Range Thirty-Six West (36W) described as follows: The


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

     South Fifty Feet (S 50') of Lot I (i) of Auditor's Subdivision of said Southeast Quarter (SE 1/4) of Section Twenty-five (25).

                                  GOODHUE COUNTY

     The following described real property, situate, lying and being in the County of Goodhue, to-wit:

                                     ABSTRACT

     BURNSIDE SUBSTATION

1. The Northwesterly 311 feet (being a 311 feet by 350 feet parcel) of the following described property: The Northeasterly 350 feet, as measured Southwesterly on the Easterly line of Cannon River Avenue from the Southwesterly right of way line of the Chicago Great Western Railway Co. and parallel to said railroad right of way line of that part of the SE1/4 of Section 22, Township 113 North, Range 15 West, described as follows:
          From the Southeast corner of said Section 22, run North 1640 feet; thence South 33 1/4DEG. West 478 feet; thence South 13 1/2DEG.
          West 85.75 feet to the center of the Chicago, Great Western Railroad bridge; thence continue South 13 1/2DEG. West for 53 feet to the Southwesterly right of way line of said Railroad for the place of beginning; thence continuing South 13 1/2DEG. West for 230 feet; thence South 23DEG. West 428 feet; thence South 27DEG. and 18'
          West 528 feet; thence South 44DEG. West 347 feet to the center of concrete bridge over Spring Creek on State Trunk Highway No. 61 in the center of said Highway; thence Northwesterly along the center line of said Highway No. 61 for 1085 feet; thence Northeasterly at right angles to said Highway for 1495.7 feet more or less to the Southwesterly line of said railroad; thence Southeasterly along the Southwesterly line of said Railroad for 1036 feet more or less to the place of beginning.

     CANNON FALLS SUBSTATION

1. All that part of Government Lot Nine (9) of Section Eighteen (18), Township One Hundred Twelve (112) North, Range Seventeen (17) West, in Goodhue County and State of Minnesota, described as follows:

          Beginning at an iron monument at the intersection of the west line of Dow Street extended in the City of Cannon Falls with the south right of way line of State Trunk Highway No. 19 according to the plat thereof now on file and of record in the office of the Register of Deeds in and for Goodhue County: thence west along the south right of way line of said highway for One Hundred Fifty (150) feet; thence south One Hundred (100) feet; thence east One Hundred Fifty (150) feet; thence north One Hundred (100) feet to the place of beginning.

          Except,

          All that part of Government Lot Nine (9) of Section Eighteen (18), Township One Hundred Twelve (112) North, Range Seventeen (17) West, in Goodhue County and State of Minnesota, described as follows:
          Beginning at a point One Hundred Four and One-tenth (104.1) feet West of an iron monument at the intersection of the West line of Dow Street extended in the City of Cannon Falls with the South right-of-way line of State Trunk Highway No. Nineteen (19), according to the plat thereof now on file and of record in the office of the Register of Deeds in and for Goodhue County, as point of beginning: thence continuing West Forty Five and Nine-tenths (45.9) feet; thence South One Hundred (100) feet; thence East One Hundred Two and Nine-tenths (102.9) feet; thence deflect to the right on a One degree ten minute (1DEG.10') curve to the point of beginning.

     FRONTENAC SUBSTATION

1. That part of the Northwest Quarter (NW1/4) of Section Fifteen (15), Township One Hundred Twelve (112) North, Range Thirteen (13) West, lying South of Goodhue County State Aid Highway Number 2, described as follows:


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

          Beginning at a point 1694.08 feet South and 1059.54 feet East of the Northwest corner of said Northwest Quarter (NW1/4) of Section Fifteen (15),thence North 78DEG.39'05" East 424.30 feet on
          South right of way line said Goodhue County State Aid Highway Number 2, thence South 11DEG.20'55" East 200.00 feet; thence South 78DEG.39'05" West 240.00 feet on line parallel and
          200.00 feet distant from said South right of way line Goodhue County State Aid Highway Number 2, thence North 54DEG.00'35"
          West 271.97 feet to point of beginning on line parallel and 25.00 feet distant Southwesterly of existing centerline of transmission line across said part, containing 1.525 acres more or less.

     KENYON SUBSTATION

1. Beginning at a point on the north line of State Trunk Highway No. 60 at a point thirty-three (33) feet east of the west line of the Southwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section One (1), Township One Hundred Nine (109) North Range Eighteen (18) West, thence running east along the north line of said S.T.H. #60, a distance of One Hundred Thirty-Five (135) feet, thence running north parallel to said quarter line a distance of Two Hundred (200) feet, thence west parallel to said S.T.H. #60 a distance of One Hundred Thirty-Five (135) feet, thence south Two Hundred (200) feet to point of beginning.

     LINE 0976

1. The North half (N1/2) of the Northwest Quarter (NW1/4) of Section 7, Township 113 North, Range 15 West; also that part of Lot 8 of Section 6, Township 113 North, Range 15 West lying South of the abandoned right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad right of way.

          Except: Part of the N1/2 of the NW1/4 of Section 7, Township 113 North, Range 15 West, Goodhue County, shown as Parcel 6 on the Plat designated as Goodhue County Highway Right-of-Way Plat No. 20 on file and record in the office of the County Recorder in and for Goodhue County, Minnesota;

2. That part of Lots 6 and 7 of Section 6, Township 113 North, Range 15 West, described as follows:

          Beginning at a point on the South line of Lot 6, 384.5 feet West of the Southeast corner of Lot 6; thence in a Northeasterly direction to a point on the East line of Lot 7, said point being 847.31 feet North of the Southeast corner of Lot 7; thence North on said East line of Lot 7 a distance of 1121.73 feet, said point being 653.87 feet South of the Northeast corner of Lot 7; thence in a Southwesterly direction in a straight line across Lot 7 to the Northeast corner of Lot 6; thence continuing in a straight line across Lot 6 to the Southwesterly line of Lot 6, being the Northeast shoreline of the Vermillion River; thence Southeasterly along said shoreline to the South line of Lot 6; thence East on said South line of Lot 6 to the point of beginning.

3. That part of Government Lot 2, Section 7, Township 113 North, Range 15 West, North of South right of way line of abandoned Milwaukee Railroad right of way, described as follows:

          Beginning at a point on the southwest shore of the Vermillion River
          510.00 feet east of the Northwest corner of said Government Lot 2,
          Section 7, thence North 89DEG.33'07" West 424.97 feet on north line of said Government Lot 2, Section 7 to Southwest right of way line of abandoned Milwaukee Railroad right of way, thence South 57 DEG.00'00" East 225.18 feet on said South right of way line of abandoned Milwaukee Railroad right of way, thence Southeasterly
          212.80 feet on a 5680 foot radius curve deflecting to the right, delta angle equal 02DEG.08'48", chord length and bearing
          212.79 feet South 55DEG.55'38" East, thence North 64DEG.
          08'38" East 220.41 feet to a point on the Southwest shoreline of the Vermillion River 198.65 feet South 44DEG.11'52" East of the point of beginning, thence Northwesterly on said Southwest shoreline 198.65 feet more or less to point of beginning.

4. That part of Government Lot 8, Section 6, Township 113 North, Range 15 West that lies North of the Southerly right of way line of abandoned Milwaukee Railroad right of way, described as follows:


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

          Beginning at a point on the West shore of the Vermillion River
          675.00 feet East of the Northwest corner of Government Lot 2,
          Section 7, Township 113 North, range 15 West, thence North 89 DEG.33'07" West 589.97 feet on the South line of said
          Government Lot 8 of Section 6 to Southwest line of abandoned Milwaukee Railroad right of way, thence North 57DEG.00'00"
          West 561.82 feet on said Southwest line of abandoned Milwaukee Railroad right of way, thence deflect to the left on said Southwest line of abandoned Milwaukee Railroad right of way 167.73 feet on a 5680 foot radius curve, delta angle equal 1DEG.31'41", chord length and bearing 167.73 feet North 57DEG.50'41" West, thence North 64DEG.08'38" East 650.96 feet to a point on the Southwesterly shoreline of the Vermillion River 921.24 feet North 42DEG.04'35" West of the point of beginning, thence
          Southeasterly on the Southwesterly shoreline of Vermillion River
          921.24 feet more or less to point of beginning. For purposes of this description the West line of said Section 6, Township 113 North, Range 15 West, is assumed True North.

5. That part of Government Lot No. 2 of Section 7, T. 113 N., R. 15 W., lying South of abandoned Chicago Milwaukee Railroad R.O.W. and north of a line bearing N. 64DEG.08'38" E. from a point 462.60 feet south of the Northwest corner of NE1/4 Section 7, T. 113 N., R. 15 W., containing 2.63 acres more or less.

     PINE ISLAND SUBSTATION

1. All that part of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section Thirty-one (31) and of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Thirty-two (32), Township One Hundred Nine (109) North, Range Fifteen (15) West, in the Village of Pine Island, Goodhue County and State of Minnesota, described as follows:

          Beginning at a solid iron rod at the intersection of the line between said Sections Thirty-one (31) and Thirty-two (32), with the north line of Public Highway known as the "West Road" as same is now used, traveled and fenced, which point is Six Hundred Twenty
          (620) feet south of the northeast corner of said Section Thirty-one
          (31); thence due east along the north line of said "West Road" for Sixty-two (62) feet to a point Fifteen (15) feet west of the westerly line of Pine Street; thence northwesterly parallel with and distant Fifteen (15) feet west of the westerly line of Pine Street for One Hundred (100) feet; thence due west Forty-five (45) feet to the west line of Section Thirty-two (32); thence continue due west One Hundred Twenty-seven (127) feet to the center of the North Branch of the Zumbro River; thence southerly along the center of said River One Hundred (100) feet to the north line of said "West Road"'; thence due east along the north line of said "West Road' One Hundred Four (104) feet to the Place of Beginning.

2. That part of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4), Section Thirty Two (32), Township One Hundred Nine (109) North, Range Fifteen (15) West, in the Village of Pine Island, described as follows:

          Beginning at an iron pipe, said pipe being on the North line of public highway known as "West Road", as same is now used, traveled and fenced, which point is Six Hundred Twenty (620) feet South of the North line of Section Thirty Two (32), Township One Hundred Nine (109) North, Range Fifteen (15) West, and Sixty Two (62) feet East of the West section line, being the point of beginning of this description; thence East along the North lien of said West Road for a distance of Fifteen and Three-Tenths (15.3) feet; thence northwesterly along the West line of Pine Street for a distance of One Hundred (100) feet; thence West at a Seventy Nine degree (79 DEG.) angle to the left for a distance of Fifteen and Three-Tenths (15.3) feet; thence southeasterly to the point of beginning.

3. All that part of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section 31 and of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 32, all in Township 109 North, Range 15 West, Goodhue County, Minnesota, more particularly described as follows:

          Commencing at the Northeast corner of the Northeast Quarter (NE1/4) of Section 31, Township 109 North, Range 15 West; thence South 00 degrees 07 minutes 22 seconds West (assumed bearing) along the East line of the Northeast Quarter (NE1/4) of said Section 31 a distance of 620.00 feet to the North right-of-way line of 511th Street (formerly West Road) and the point of beginning; thence South 89 degrees 52 minutes 36 seconds East along the north right-of-way line of said road a distance of 90.68 feet to the westerly right-of-way line of 3rd Avenue Northwest (formerly Pine Street); thence North 10 degrees 01 minutes 48


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

          seconds West along said westerly right-of-way a distance of 365.96 feet to a line parallel with and 260 feet south of the north line of the Northeast Quarter (NE1/4) of said Section 31 and its easterly prolongation; thence south 89 degrees 36 minutes 12 seconds West along said parallel line a distance of 169.39 feet to the centerline of the north Branch of the Zumbro River; thence southeasterly, southerly and southwesterly along said centerline to a point of intersection with a line from the point of beginning bearing North 89 degrees 52 minutes 36 seconds West along the north right-of-way line of 511th Street, thence South 89 degrees 52 minutes 36 seconds East along said right-of-way a distance of
          104.00 feet to the point of beginning and there terminating.

     PRAIRIE ISLAND PLANT ACCESS ROAD

1. That part of the Northeast Quarter of Section 6, Township 113 North, Range 15 West, Goodhue County, Minnesota, described as follows:

          Commencing at the southeast corner of the Northeast Quarter of said
          Section 6; thence North 00 degrees 14 minutes 20 seconds West, assumed bearing, along the east line of the Northeast Quarter of said Section 6, a distance of 859.43 feet to the southwesterly right of way line of the Soo Line Railroad Company; thence North 45 degrees 47 minutes 07 seconds West, along said southwesterly right of way line of the Soo Line Railroad Company, a distance of 2560.58 feet to the north line of the Northeast Quarter of said Section 6; thence South 88 degrees 53 minutes 11 seconds West, along said north line, a distance of 806.62 feet to the northwest corner of the Northeast Quarter of said Section 6; thence South 00 degrees 04 minutes 47 seconds East, along the west line of the Northeast Quarter of said Section 6, a distance of 347.65 feet; thence North 89 degrees 55 minutes 13 seconds East, a distance of 33.00 feet; thence North 09 degrees 48 minutes 59 seconds East, a distance of
          114.08 feet; thence South 72 degrees 50 minutes 12 seconds East, a distance of 301.27 feet; thence easterly, a distance of 502.14 feet along a tangential curve concave to the north having a radius of
          650.00 feet and a central angle of 44 degrees 15 minutes 43 seconds; thence South 30 degrees 31 minutes 49 seconds East, not tangent with the last described curve, a distance of 26.21 feet; thence southeasterly, a distance of 408.41 feet along a tangential curve concave to the northeast having a radius of 650.00 feet and a central angle of 36 degrees 00 minutes 00 seconds; thence South 66 degrees 31 minutes 49 seconds East, tangent to said curve, a distance of 121.95 feet; thence southeasterly along a tangential curve concave to the southwest having a radius of 550.00 feet and a central angle of 08 degrees 06 minutes 48 seconds, a distance of
          77.88 feet to the point of beginning of the land to be described; thence continue southeasterly, a distance of 121.22 feet, along said 550.00 foot radius curve concave to the southwest having a central angle of 12 degrees 37 minutes 39 seconds; thence South 45 degrees 47 minutes 21 seconds East, tangent to said curve, a distance of 1181.15 feet; thence southerly, a distance of 437.25 feet along a tangential curve concave to the southwest having a radius of 550.00 feet and a central angle of 45 degrees 33 minutes 01 second; thence South 00 degrees 14 minutes 20 seconds East, tangent to said curve, a distance of 276.22 feet; thence North 35 degrees 19 minutes 16 seconds West, a distance of 1919.39 feet to the point of beginning. Containing 6.49 acres, more or less.

2. That part of the Northeast Quarter of Section 6, Township 113 North, Range 15 West, Goodhue County, Minnesota, described as follows:

          Beginning at the southeast corner of the Northeast Quarter of said
          Section 6; thence North 00 degrees 14 minutes 20 seconds West, assumed bearing, along the east line of the Northeast Quarter of said Section 6, a distance of 859.43 feet to the southwesterly right-of-way line of the Soo Line Railroad Company; thence North 45 degrees 47 minutes 07 seconds West, along said southwesterly right of way line of the Soo Line Railroad Company, a distance of 2560.58 feet to the north line of the Northeast Quarter of said Section 6; thence South 88 degrees 53 minutes 11 seconds West, along said north line, a distance of 806.62 feet to the northwest corner of the Northeast Quarter of said Section 6; thence South 00 degrees 04 minutes 47 seconds East, along the west line of the Northeast Quarter of said Section 6, a distance of 347.65 feet; thence North 89 degrees 55 minutes 13 seconds East, a distance of 33.00 feet; thence North 09 degrees 48 minutes 59 seconds East, a distance of
          114.08 feet; thence South 72 degrees 50 minutes 12 seconds East, a distance of 301.27 feet; thence easterly, a distance of 502.14 feet along a tangential curve concave to the north having a radius of
          650.00 feet and a central angle of 44 degrees 15 minutes 43 seconds; thence South 30 degrees 31 minutes 49 seconds East, not tangent with the last described curve, a distance of 26.21 feet;


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

          thence southeasterly, a distance of 408.41 feet along a tangential curve concave to the northeast having a radius of 650.00 feet and a central angle of 36 degrees 00 minutes 00 seconds; thence South 66 degrees 31 minutes 49 seconds East, tangent to said curve, a distance of 121.95 feet; thence southeasterly, a distance of 199.10 feet along a tangential curve concave to the southwest having a radius of 550.00 feet and a central angle of 20 degrees 44 minutes 27 seconds; thence South 45 degrees 47 minutes 21 seconds East, tangent to said curve, a distance of 1181.15 feet; thence southerly, a distance of 437.25 feet along a tangential curve concave to the southwest having a radius of 550.00 feet and a central angle of 45 degrees 33 minutes 01 seconds; thence South 00 degree 14 minutes 20 seconds East, tangent to said curve, a distance of 686.61 feet to the south line of the Northeast Quarter of said Section 6; thence North 89 degrees 28 minutes 31 seconds East, along said south line, a distance of 210.00 feet to the point of beginning. Containing 17.77 acres, more or less.

3. Part of Government Lot 1 of Section 6, in Township 113 North, of Range 15 West, Goodhue County, Minnesota, described as follows:

          Beginning at the northeast corner of said Government Lot 1, running thence South 295 feet to an iron monument; thence due west 554 feet, more or less, to low water mark of Lake commonly called "Indian Slough"; thence northwesterly along low water mark of said "Indian Slough" to the north line of said Government Lot 1; thence east 830 feet, more or less, to the place of beginning.

     RED WING STEAM PLANT

1. All that part of Government Lots 2, 3 and 4, in Section 29 of Township 113 North, Range 14 West, Goodhue County, State of Minnesota, which lies North of the Chicago, Milwaukee, St. Paul and Pacific Railroad, known as the Izaak Walton League property and/or the Forest Products Company property, except that portion lying 5 feet Westerly of the Westerly wall of the brick storage building on the property and lying North of the East and West road which contains the Izaak Walton Clubhouse buildings and improvements, which shall be reserved to the Izaak Walton League, including ingress to this section on a strip of land two rods in width from underpass for cars and vehicles. The property herein conveyed being more fully described as follows:

          From the Northeast corner of said Government Lot 2 of said Section 29 on the Southerly line of the Southerly channel of the Mississippi River known as the "Little River" run North 74DEG.
          15' West along the bank of said Little River for a distance of 280 feet, thence North 73DEG.05' West 405 feet, thence North 64
          DEG.40' West 786 feet, to an iron monument on the bank of said river 5 feet Westerly and parallel with the Westerly line of said brick storage building extended Northerly to said river; run thence South 33DEG.30' West 257 feet to an iron monument on the Southerly side of a driveway leading to the Izaak Walton Clubhouse and other improvements; run thence North 62 1/2DEG.West for a distance of 1010 feet to an iron monument; thence North 68DEG.
          West 191 feet to an iron monument, thence North 72DEG.47' West
          79 feet to an iron monument on the West line of said Government Lot 4 of Section 29; run thence South on the West line of said Government Lot 4 a distance of 8 feet to an iron monument on the Northerly right-of-way line of said Chicago, Milwaukee, St. Paul and Pacific Railroad distant 70 feet from the center line of the East bound track; run thence Southeasterly along the Northerly right-of-way line of said Railroad to the East line of Section 29 to an iron monument; run thence North along said Section line for a distance of 846 feet more or less to an iron monument on the Northeast corner of said Government Lot 2 on the bank of said Little River to the point of beginning.

2.   Government Lot 2, Section 28 in Township 113 North, Range 14 West.

3. Part of Government Lots 2 and 3 of Section 29 in Township 113 North, Range 14 West, in the City of Red Wing, described as follows: Commencing at the Northeast corner of Lot 6 of Ladd's Out Lots of Red Wing, for place of beginning, thence run North 34DEG.30' West 258 feet, more or less, to the Southerly line of East Fifth Street as now laid out and established, thence run Northeasterly along the Southerly line of said East Fifth Street 170 feet, more or less, to the present Southerly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railway Company, thence run Southeasterly along said present Southerly right-of-way line of said Railway Company 370 feet, more or less, to a point which is Northeast from the place of beginning, thence run South 81 degrees West 260 feet, more or less, to the place of beginning; excepting therefrom all of that part which lies Southwesterly of the following


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

     described line: Beginning at the most Westerly corner of said tract, thence run Southeasterly to a point on the Southerly line of said tract distant 150 feet Westerly of the most Easterly corner thereof and there terminating.

     LINE 0760

1. A parcel of land One hundred (100) feet square in South Half of Southeast Quarter (S1/2 of SE1/4), Section Nine (9), Township One hundred twelve
     (112) North, Range Thirteen (13) West described as follows:

          Commencing at a point on the Southerly line of old State Highway Three (#3) where the center line of present Red Wing - Wabasha Transmission Line crosses the same; running thence Easterly, along the Southerly line of said Highway, a distance of Sixty (60) feet; thence Southerly at right angles to said Highway, a distance of One hundred (100) feet; thence Westerly, parallel with said Highway, a distance of One Hundred (100) feet; thence Northerly, at right angles to last described line, a distance of One hundred (100) feet, to the Southerly line of said Highway; thence Easterly, along the Southerly line of said Highway, a distance of Forty (40) feet, to place of beginning, containing approximately one-fourth (1/4) of an acre.

2.   A parcel of land One hundred (100) feet Northerly and Southerly by Sixty
     (60) feet Easterly and Westerly in South Half of Southeast Quarter (S1/2 of SE1/4), Section Nine (9), Township One hundred twelve (112) North, Range Thirteen (13) West, said parcel of land lying Easterly of, adjacent to and adjoining the parcel One hundred feet (100) square conveyed by James Stull to Northern States Power Company by deed dated July 12th, 1932 and recorded in Goodhue County, Minnesota, in Volume W-7 of Deeds of Pages Six hundred thirty-seven to Six hundred thirty-eight (637-638).

3. That part of the Northwest Quarter of Southeast Quarter (NW1/4 of SE1/4) of Section Fifteen (15), Township One hundred twelve (112) North, Range Thirteen (13) West, described as follows: Commencing at a point in center of old Territorial Road where electric transmission line crosses same in Section Fifteen (15), Township One hundred twelve (112) North, Range Thirteen (13) West, thence South Fifty (50) feet, thence East Fifty-eight
     (58) feet, thence North Fifty (50) feet, thence West Fifty-eight (58) feet to place of beginning.

     NON OPERATING LANDS

1. Part of Lots I and K of Auditor's subdivision of East Red Wing, described as follows: A strip 1 rod wide lying parallel with and immediately North of the Northerly line of F. J. Linne's Subdivision of part of Blocks A, B and C of East Red Wing, such strip being part of said Lots I and K of Auditor's Subdivision of East Red Wing and extending the entire length of said Lots I and K in an Easterly and Westerly direction, according to the plat thereof now on file and of record in the office of the Register of Deeds in and for Goodhue County; except part thereof which lies Southwesterly of a line run parallel with and distant 171 feet Northeasterly of the following described line:

          From the point of intersection of Main Street and Plum Street in the City of Red Wing, which point is at or near Engineer's Station 1360 + 738; thence run Northeasterly on the center line of Main Street and its extension at an angle of 89DEG.38' from the center line of Plum Street (when measured from a Southeasterly direction to a Northeasterly direction) for a distance of 775.8 feet to the point of beginning of the line to be described; thence deflect to the right at an angle of 51DEG.17' for a distance of 1350 feet and there terminating.

     PRAIRIE ISLAND PLANT

1.   The West One-Half (W1/2) of the Southeast Quarter (SE1/4) of Section Five
     (5), Township One Hundred Thirteen (113) North, Range Fifteen (15) West, excepting railroad.

2. All of the East 30 acres of the Northeast quarter (NE1/4) of the Southeast quarter (SE1/4) of Section 5, and all that part of Government Lot 5,
     Section 4, lying West of a line commencing at a point on the South line of said Lot 5, 295 feet East of the Southwest corner and extending North 22 DEG.27' West 733.4 feet, more or less, to a point on the West line of said Lot, 678 feet North of the Southwest corner thereof, all in Township 113 North, Range 15 West, Goodhue County, Minnesota.


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

3. Lot One (1) and the Southeast quarter (SE1/4) of the Northeast quarter (NE1/4), Section 5, Township 113, Range 15, except that part thereof taken in eminent domain proceedings by the United States of America and described in the final decree of the United States District Court dated September 9, 1938, and recorded on September 10, 1938, in Book 68 of Miscellaneous Records, Page 224, all in Goodhue County, Minnesota.

4. The East One Half (E1/2) of the Northwest Quarter (NW1/4) of Section 5, Township One Hundred Thirteen (113) North, Range Fifteen (15) West.

5. The West One-Half (W1/2) of the Northeast Quarter (NE1/4), the Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4), and Government Lots Two
     (2) and Three (3), all in Section Five (5), Township One Hundred Thirteen
     (113) North, Range Fifteen (15) West of the Fifth Principal Meridian.

6. All that part of Government Lot One (1) of Section Eight (8), Township One Hundred Thirteen (113) North, Range Fifteen (15) West, described as follows: Beginning at the northeast corner of said Government Lot One (1); thence southerly along the east line of said Government Lot One (1) a distance of 646 feet, more or less, to the northeasterly right-of-way line of the Corps of Engineers access road; thence northwesterly along said right-of-way line 1070 feet, more or less, to a point on the north line of said Government Lot One (1) a distance of 860 feet West of the point of beginning; thence easterly to said point of beginning.

7.   Government Lot Six (6) of Section Four (4), Township One Hundred Thirteen
     (113) North, Range Fifteen (15) West, EXCEPTING that portion acquired by the United States of America by condemnation and described as Tract 216 in the Final Decree dated September 9, 1938, filed for record in the office of the Register of Deeds in and for Goodhue County, Minnesota, on September 10, 1938, in Book 68 of Miscellaneous Records at page 224, and excepting the South One Hundred Forty Six (146) feet of the West One Hundred Forty Six (146) feet thereof;

8. The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Five (5), Township One Hundred Thirteen (113) North, Range Fifteen (15) West, EXCEPTING Railroad right-of-way, and excepting those two tracts acquired by the United States of America by condemnation, and described as Tracts 217A and 217B in those two Final Decrees dated April 20, 1936, and September 9, 1938, filed for record in the office of the Register of Deeds in and for Goodhue County on April 22, 1936, and September 10, 1938, in Book 64 of Miscellaneous Records at page 245, and Book 68 of Miscellaneous Records at page 224

9. The West Ten (10) acres of the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of Section Five (5), Township One Hundred Thirteen (113) North, Range Fifteen (15) West.

10. A tract of land situated in Government Lots 4, 5 and 6, Section 4; the SE1/4 of the SE1/4 Section 5; Government Lot 1, Section 8; and Government Lots 7 and 8, Section 9; Township 113 North, Range 15 West, 5th P.M., Goodhue County, Minnesota, more specifically described as follows:

          Beginning at a point on the south line of said Government Lot 7,
          Section 9, 680 feet easterly of the Southwest corner thereof; thence N. 16DEG.-16' West, 505.8 feet; thence N. 41DEG.
          -7' West, 789.8 feet, more or less, to a point on the west line of said Government Lot 7, 1078.0 feet north of the Southwest corner thereof; thence N. 39DEG.-49' West, 305.9 feet, more or less to a point on the North line of said Government Lot 8, Section 9, 1075.0 feet East of the Northwest corner thereof; thence N. 32 DEG.-20' West, 888.5 feet; thence S. 62DEG.-40' West,
          664.2 feet, more or less, to a point on the West line of said Government Lot 6, 446 feet North of the Southwest corner thereof; thence S. 41DEG.-36' West, 587.2 feet, more or less, to the North line of said Government Lot 1, Section 8; thence Easterly along said North line, 380 feet, to the Northeast corner thereof; thence Southerly along the East line of said Government Lot 1,
          Section 8, 646 feet, more or less, to the Northeasterly right-of-way line of Corps of Engineers access road; thence Northwesterly along said right-of-way line, 1070 feet, more or less, to a point on the North line of said Government Lot 1,
          Section 8, 860 feet Westerly of the Northeast corner thereof; thence N. 39DEG.-51' East, 780.7 feet; thence N. 51DEG.
          -05' East, 488.5 feet, more or less, to a point on the East line of said Southeast quarter of the Southeast quarter, Section 5, 403 feet South of the Northeast corner thereof; thence N. 37DEG.
          -02' East 504.2 feet, more or less, to a point on the North line of said Lot 6, 295.0 feet East of the Northwest corner thereof; thence
          N. 22DEG.-27' West, 733.4 feet, more or less, to a point on the West line of said Government Lot 5, Section 4,


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

          678.0 feet North of the Southwest corner thereof; thence Northerly along the West line, Section 4, 2016.7 feet, more or less, to the Northeast corner of the SE1/4 of the NE1/4, said Section 5, thence East, 200 feet, more or less, to the shore line of pool, lock and dam No. 3, Mississippi River; thence Southerly along said shore line, 2800 feet, more or less, to the North line of said Government Lot 6, Section 4; thence Southeasterly, 1560 feet, more or less, along a straight line to an intersection of said shore line with the South line of said Government Lot 6; thence continuing Southeasterly along said shore line, 1550 feet, more or less, to the South line of said Government Lot 7, Section 9; thence Westerly along said South line, 200 feet, more or less, to the point of beginning, containing 50.75 acres, more or less,

     RED WING GAS BORDER STATION

1.   That part of the East One Half (E1/2) of the Northeast Quarter (NE1/4) of
     Section 1, Township 112 North, Range 15 West, described as follows:

          Commencing at the Northeast corner of Section 1, Township 112 North, Range 15 West; thence South along the East line of said
          Section 1 a distance of 1238.8 feet to the intersection of the East line of said Section 1 and the North right-of-way line of a township road; thence South 49DEG.15' West along the North right-of-way line of said township road a distance of 400 feet to the point of beginning; thence Northwesterly at right angles to said township road a distance of 100 feet; thence Southwesterly and parallel to the Northwesterly right-of-way line of said township road a distance of 25 feet; thence Southeasterly 100 feet to the Northwesterly right-of-way line of said township road; thence Northeasterly along the right-of-way of said township road a distance of 25 feet to the point of beginning.

     RED WING SERVICE CENTER SITE

1. That part of the N1/2 of the S1/2 of Section 22, Township 113, Range 15, described as follows: Commencing at the intersection of the center line of State Trunk Highway No. 61, as same is now established, with the East line of Section 27, Township 113, Range 15; thence run Northwesterly along the center line of said State Trunk Highway a distance of 1070 feet to the center of a concrete bridge over Spring Creek; thence continue Northwesterly along the center line of said Highway a distance of 1165 feet to the Southwesterly extension of the Northwesterly line of Cannon River Avenue; thence North 27 degrees 40 minutes East, along the Northwesterly line of Cannon River Avenue, a distance of 1050 feet to the center line of Pepin Street; thence North 62 degrees 20 minutes West, along the center line of Pepin Street, a distance of 1005 feet to the point of beginning of the land to be described; thence continue North 62 degrees 20 minutes West, along the center line of Pepin Street, a distance of 324 feet; thence North 27 degrees 40 minutes East a distance of 436 feet, more or less, to the Southwesterly Right of Way line of the Chicago Northwestern Railroad; thence Southeasterly, along said Southwesterly Right of Way line of the Chicago Northwestern Railroad, a distance of 324 feet to a point being North 27 degrees 40 minutes East of the point of beginning; thence South 27 degrees 40 minutes West to the point of beginning and there terminating.

     WELLS CREEK SUBSTATION

1. That part of the West Half (W1/2) of the Southwest Quarter (SW1/4) of Section Twenty-one (21), Township One Hundred Eleven (111) North, Range Fifteen (15) West, described as follows: Beginning at a point on the North line of said West Half (W1/2) of the Southwest Quarter (SW1/4) a distance of Eight Hundred Fifteen (815) feet West of the Northeast corner thereof; thence South and parallel to the East line of said West Half (W1/2) of the Southwest Quarter (SW1/4) a distance of One Hundred Eighty (180) feet; thence East and parallel to said North line a distance of Two Hundred (200) feet; thence North and parallel to said East line a distance of One Hundred Eighty (180) feet to said North line of the West Half (W1/2) of the Southwest Quarter (SW1/4); thence West a distance of Two Hundred (200) feet to the point of beginning.

     ZUMBROTA DIESEL PLANT

1. That part of Lot Six (6) located in the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Thirty-six (36), Township One Hundred Ten (110) North, Range Sixteen (16) West, County of Goodhue, State of Minnesota, described as follows:

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

         Beginning at a point on the North and South Quarter (N-S1/4) line of said Section Thirty-six (36), Township One Hundred Ten (110) North, Range Sixteen (16) West, Thirty-five (35) feet South of the North Quarter (N1/4) corner of said Section Thirty-six (36), then run South along the said North and South Quarter (N-S1/4) line of said Section Thirty-six (36), for Three Hundred Ninety-seven (397) feet to a point; thence deflecting left at a deflection angle of Eighty-nine Degrees Forty Minutes (89DEG. 40') for a distance of
         Six Hundred Nine (609) feet to a point on the West right-of-way line of Old State Highway No. 52; thence deflecting left at a deflection angle of Ninety-three Degrees Twenty-seven Minutes (93DEG. 27') along said West right-of-way line of Old State Highway No. 52 for a distance of Three Hundred Ninety-nine and Seven-tenths (399.7) feet to a point; thence deflecting left at a deflection angle of Eighty-six Degrees Fifty-one Minutes (86DEG. 51') for a distance of Five Hundred Eighty-seven (587) feet to the point of beginning.

2. A tract beginning at the Southwest corner of the above tract; then run South along the North and South Quarter (N-S1/4) line of said Section Thirty-six (36), Township One Hundred Ten (110) North, Range Sixteen (16) West, for Two Hundred One (201) feet to the North line of Second Street of the Village of Zumbrota; then run East for Sixteen and Five-tenths (16.5) feet; then run North parallel with Quarter (1/4) line of Section Thirty-six
     (36) for Two Hundred One (201) feet; then run West for Sixteen and Five-tenths (16.5) feet to place of beginning.

     ZUMBROTA SUBSTATION

1. Beginning at a point Six hundred thirty (630) feet West and One hundred seventy two (172) feet North of the South-east-corner of lot Number Five
     (5) in the State Subdivision of the North-east-quarter (NE1/4) of Section Thirty-six (36), Township One-hundred-ten (110), Range Sixteen (16) West, running thence East One-hundred-twenty (120) feet, thence North One-hundred-twenty eight (128) feet, thence West One-hundred-twenty (120) feet, thence South One-hundred-twenty-eight (128) feet to place of beginning, in the village of Zumbrota, Minnesota.

2. All that part of lot five (5) of the State's subdivision of the northeast quarter (NE1/4) of Section Thirty-six (36), Township one hundred ten (110), Range sixteen (16), in Goodhue County, Minnesota, described and bounded as follows; to-wit: Commencing at a point of beginning, which point of beginning is three hundred (300) feet North of a point in the South line of Lot five (5), Six hundred thirty (630) feet West of the Southeast corner of lot five (5), thence from said point of beginning East one hundred twenty
     (120) feet, thence North thirty (30) feet, thence West one hundred twenty
     (120) feet, thence South Thirty (30) feet to the said place of beginning.

3. Commencing at a point 330 feet north and 388 feet west of the southeast corner of Lot Five (5) of State Subdivision in the Northeast Quarter (NE1/4) of Section 36, in Township 110 North, of Range 16 West of the Fifth Principal Meridian, running thence west 122 feet, thence south 157 feet, thence east 122 feet, thence north 157 feet to place of beginning.

     RED WING RDF ASH LANDFILL

1. That part of the S1/2 of the NE1/4 and the E1/2 of the SE1/4 of the NW1/4 all in Section 35, Township 113 North, Range 15 West, lying north of the following described line, to wit:

         Beginning at a point on the East line of said Section 35,160 feet (as measured along said East line) north of the East quarter corner thereof; thence North 86DEG.02'50" West 1399.14 feet; thence
         West parallel with and 278.56 feet North of the East-West quarter line of said Section 35 to the intersection with the West line of the said E1/2 of the SE1/4 of the NW1/4 of said Section 35 and there terminate.

                               HENNEPIN COUNTY

     The following described real property, situated, lying and being in the County of Hennepin, to-wit:

                                   ABSTRACT

     LINE 0870

1. The West Half (W1/2) of Lot two (2), Block Seven (7), Orth's Addition to the Town of St. Anthony, the said half being the half West of a line drawn from the center of the North line of said lot and running South and parallel with river on Water Street in said addition.

2. That part of Lot Three (3), Block Seven (7), Orth's Addition to the town of St. Anthony, described as follows:

         Commencing at the Southwesterly corner of said lot; thence Southeasterly along the Southerly line of Lot Three (3) a distance of Thirty Nine (39) feet to the actual point of beginning of the parcel to be conveyed; thence Southeasterly along the Southerly line of Lot Three (3) a distance of Forty Three feet Six inches (43` 6") thence Northeasterly at right angles a distance of Six (6) feet; thence Northwesterly at right angles Forty Three feet Six inches (43' 6"); thence Southwesterly at right angles a distance of Six feet (6) feet to the point of beginning.

3. That part of Lot Six (6), Block Nine (9), Town (now City) of Minneapolis, lying Southeasterly of a line drawn parallel with and distant Ten (10) feet Southeasterly of and measured radially to the center line of the main track of the former The Minneapolis & St. Louis Railway Company, now the Chicago and North Western Railway Company, as now located and established.

4. Lot Sixteen (16) and the South fifteen (S15') feet of Lot Seventeen (17), Block Two (2), East Riverside Addition to Minneapolis, according to the recorded plat thereof.

5. Lots 5 and 6 except R.R. right-of-way and including adjoining part of 16th Avenue N.E. vacated, Block 3, Hechtman's Fits Addition to St. Anthony.

     LINE 0896

1. All that part of the NE1/4 of SE1/4, Section 29, Township 117, Range 21 West, described as follows: Beginning at the NE corner of NE1/4 of the SE1/4 of said Section 29, thence South along East line of said Section
     557.42 feet, more or less, to a point 762.58 feet North of SE corner of said NE1/4 of SE1/4 of said Section, thence West 50 feet thence North parallel with East line of said Section to the North line of said NE1/4 of SE1/4, thence East 50 feet to point of beginning; also the East 50 feet of SE1/4 of SE1/4, of Section 29, Township 117, Range 21 also the East 50 feet of that part of NE1/4 of NE1/4 of Section 32, Township 117, Range 21, lying North of the public highway known as Eden Prairie Road, according to map or plat thereof on file and of record in the office of the Register of Deeds in and for said Hennepin County, Minnesota.

     MAPLE GROVE RESOURCE CENTER (ABSTRACT PORTION)

1. That part of Lot 1, Block 1, N.S.P. WAREHOUSE PARK lying West of the most Westerly line of Outlot A of B.B. and R. INDUSTRIAL PARK 2ND ADDITION and its Northerly extension, all according to the plat thereof on file and of record in the office of the Registrar of Titles in and for Hennepin County, Minnesota. MEDICINE LAKE SUBSTATION

1. That part of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) lying South of the railroad right-of-way, except road, Section Thirty-one
     (31), Township One Hundred Eighteen (118), Range Twenty-one (21), Hennepin County, Minnesota.

         EXCEPT,
         That part of the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Thirty-one (31), Township One Hundred Eighteen
         (118), Range Twenty-one (21), lying South of Minnesota Western Railroad right of way and East of a line drawn at a right angle to the South line of said quarter-quarter and from a point in said South line distant 767.59 feet West of the Southeast corner of said quarter-quarter;

     SHADY OAK SUBSTATION

1. Lot 3, Block 1, Swanson's Industrial Park according to the plat thereof on file or of record in the Office of the Registrar on Titles in and for said county.

         EXCEPT,

         The East 12 feet of Lot 3, Block 1, Swanson's Industrial Park according to the plat thereof on file or of record in the Office of the Registrar of Titles in and for said county.

     SHOREWOOD SERVICE CENTER (ABSTRACT PORTION)

1. That part of the North Half of the Northeast Quarter of Section 33, Township 117 North, Range 23 West of the Fifth Principal Meridian, bounded and described as follows: Beginning at the Northeast corner of the following described tract: The West 200 feet, measured at right angles to the West line, of that part of Tract A, Registered Land Survey No. 482, Files of Registrar of Titles, County of Hennepin, lying Northerly of a line drawn Easterly from a point on the West line of said Tract A, said point being 100 feet Southerly of the Northwest corner of said Tract A, to a point on the East line of said West 200 feet, distant 100 feet Southerly of the Northeast corner of said West 200 feet; thence Northerly along the Northerly extension of the Easterly line of the above described tract to a point distant 25 feet Southerly, measured radially, from the center line-of-the-main track of the Chicago and North Western Transportation Company (formerly the Minneapolis and St. Louis Railway Company), as said main track is now located; thence Westerly parallel and 25 feet Southerly of said main track center line to the Easterly line of Hennepin County Highway No. 19; thence Southerly along the Easterly line of said County Highway to an iron monument on the Easterly line of said County Highway, distant 50 feet Southerly, measured at right angles, from the center line of said main track; thence Easterly along the Southerly right of way line of the said Chicago and North Western Transportation Company to a Judicial Land Monument located at the Northwesterly corner of Tract A, Registered Land Survey No. 482, Files of Registrar of Titles, County of Hennepin; thence Easterly along the Northerly line of said Tract A to the point of beginning.

2. Lot 5, Auditor's Subdivision Number 133; Hennepin County, Minnesota, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Hennepin County.

         EXCEPT,
         All that part of Lot Five (5), Auditor's Subdivision Number One Hundred Thirty Three (133), Hennepin County, Minnesota, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Hennepin County, which lies Southerly of the following described line:

         Beginning at a point on the East line of said Lot 5, distant 518.85 feet South of the Northeast corner thereof; thence Southwesterly, deflecting 36DEG.30', measured from South to West a distance of
         144.46 feet; thence Westerly deflecting 27DEG. 0', a distance of
         34.65 feet, more or less, to the Northeasterly line of County Road No. 19 and there terminating.

     WEST COON RAPIDS SUBSTATION

1. That part of Government Lot One (1), Section Two (2), Township One Hundred Nineteen (119), Range Twenty-one (21), described as follows: Commencing at a point in the West line of said Section, said point being One Thousand Twenty-seven and Fifty-nine Hundredths (1,027.59) feet South of the West Quarter corner of the aforesaid Section Two (2); thence North
     88DEG.-19' East a distance of One Thousand Twenty-two and Twenty-five Hundredths (1,022.25) feet to the center line of U.S. Highway No. 169, said point being the actual point of beginning of the tract of land to be described; thence South 25DEG.-50' East, Six Hundred Twenty-six and Twenty-three Hundredths (626.23) feet along the center line of said highway; thence North 64DEG.-38' East, Six Hundred Seventy-eight and Sixty-five Hundredths (678.65) feet, more or less, to an intersection with a line parallel with and Three Hundred (300) feet South of, measured at right angles to, a line bearing North 88DEG.-19' East from the actual point of beginning; thence east along said parallel line to the shore line of Mississippi River; thence northerly along said shore line to an intersection with said line bearing North 88DEG. 19' East from the actual point of beginning; thence South 88DEG.-19' West to the actual point of beginning.

         EXCEPT,
         That part of the following described tract:

         That part of Government Lots 1 and 2, Section 2, Township 119, Range 21, described as follows:

                 Commencing at a point in the West line of said Section, said point being 1,027.59 feet South of the West Quarter corner of the aforesaid Section 2; thence North 88DEG. 19' East a distance of 1,022.25 feet to the center line of U.S. Highway No. 169, said point being the actual point of beginning of the tract of land to be described; thence South 25DEG. 50' East, 626.23 feet along the center line of said highway; thence North 64DEG. 38' East, 678.65 feet, more or less, to an intersection with a line parallel with and 300 feet South of, measured at right angles to, a line bearing North 88DEG. 19' East from the actual point of beginning; thence East along said parallel line to the shore line of the Mississippi River; thence Northerly along said shore line to an intersection with said line bearing North 88DEG. 19' East from the actual point of beginning;
                 thence South 88DEG. 19' West to the actual point of beginning;

         which lies northeasterly of a line drawn parallel with and distant 518 feet northeasterly of, measured at right angles to, the center line of U.S. Highway No. 169, excepting therefrom that part previously conveyed to the Hennepin County Park Reserve District by quit claim deed dated December 23, 1969, and filed for record on December 31, 1969, in the office of the Register of Deeds in and for Hennepin County in Book 69 of Hennepin County Records as Document No. 3812910.

     WESTGATE SUBSTATION

1. That part of the Southwest Quarter (SW1/4), Section Nine (9), Township One Hundred Sixteen (116) North, Range Twenty-two (22) West, lying Southerly of the Southeasterly right-of-way line of the Chicago and North Western Railway right-of-way and East of a line drawn at right angles to the South line of said Southwest Quarter (SW1/4) and from a point therein distant Five Hundred Sixty-seven (567) feet West of the Southeast corner of said Southwest Quarter (SW1/4), except the South Five Hundred Seventy-seven and Six tenths (577.6) feet thereof. Together with easement rights on the East Thirty (30) feet of the South Five Hundred Seventy-seven and Six-tenths (577.6) feet of said Southwest Quarter (SW1/4) for road and utilities purposes.

     WEST RIVER ROAD SUBSTATION

1.   Lots 8 and 9, Block 2, North Washington Industrial Center, 2nd Addition.

     WILSON SUBSTATION (ABSTRACT PORTION)

1. All that part of the Northwest Quarter (NW1/4), Section Three (3), Township Twenty-seven (27), Range Twenty-four (24), described as follows, viz:
     Beginning at a point on the quarter-section line dividing the Northwest Quarter (NW1/4) and the Northeast Quarter (NE1/4) in said Section Three
     (3), a distance of seventeen and one-half (17-1/2) rods South from the Northeast (NE) corner of said Northwest Quarter (NW1/4); thence South, on said quarter-section line a distance of twenty-five (25) rods; thence at right angles West parallel with the North line of said Section Three (3) a distance of thirty-two (32) rods; thence at right angles North parallel with said quarter-section line a distance of twenty-five (25) rods; thence at right angles East to the point of beginning, containing five (5) acres, more or less.

     CHESTNUT PARKING LOT (ABSTRACT PORTION)

1. The North 53.5 feet of Lots 5 and 6, Block 21, Wilson, Bell and Wagner's Addition to Minneapolis, according to the recorded plat thereof.

2. Lots 1, 2, 3 and 4, Block 21, Wilson, Bell and Wagner's Addition to Minneapolis; according to the plat thereof on file and of record in the office of the Register of Deeds in and for Hennepin


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     County; together with all rights accrued or that may accrue thereto in vacated or to be vacated streets or alleys adjacent to said lots;

         EXCEPT,
         Beginning at the Southwest corner of said Lot 2; thence run Northeasterly to a point on the East line of said Lot 1, distant 130 feet South of the Northeast corner thereof and there terminating.

         ALSO except that part of said Lots 1, 2, 3 and 4 which lies Southerly of a line run parallel with and distant 125 feet Southerly of the North line of said Block 21.

3. Lots 1-4 inclusive and Lots 7-12 inclusive, Block Twenty (20), Wilson, Bell, and Wagner's Addition to the City of Minneapolis; together with all rights accrued or that may accrue thereto in vacated or to be vacated streets or alleys adjacent to said lots.

4. That part of Lots 8 and 9, Block 27, Wilson, Bell & Wagner's Addition to Minneapolis, according to the plat thereon on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, which lies northerly of the following described line: Beginning at a point on the east line of said Lot 9, distant 95 feet southerly of the northeast corner thereof; thence run northwesterly to a point on the east line of said Lot 8, distant 40 feet southerly of the northeast corner thereof; thence run northwesterly to a point on the north line of said Lot 8, distant 30 feet west of the northeast corner thereof and there terminating.

     CHESTNUT SERVICE CENTER (ABSTRACT PORTION)

1. Lot Nineteen (19), Lot Twenty-seven (27), Lot Twenty-eight (28) and the West 154.5 feet of Lot Twenty (20), all in Auditor's Subdivision No. 31, Hennepin County, according to the plat thereof on file and of record in the Office of the Register of Deeds in and for said Hennepin County, including any part of any street or alley adjacent to said premises, vacated or to be vacated.

2. That part of the Southwest Quarter of Section 22, Township 29 North, Range 24 West of the Fourth Principal Meridian, described as follows: Commencing at a point in the West line of the Addition of Lawrence and Fuller to the Town of Minneapolis, Minnesota, distant 276.05 feet North of the North line of Lot 20, Auditor's Subdivision No. 31, Hennepin County, Minnesota; thence South 65DEG. 29' West 274.81 feet; thence South 58DEG. 12' West
     6.25 feet to the actual point of beginning of tract of land to be described; thence continuing South 58 Degrees 12' West 455.85 feet to the Easterly right of way line of Interstate Highway No. 94; thence North
     0DEG. 08' West along said right of way line 38.3 feet; thence North
     58DEG. 32' East, 156.3 feet; thence Northeasterly 120.25 feet along a tangential curve to the right, having a radius of 883.34 feet; thence North 66DEG. 20' East, 161.23 feet to the actual point of beginning. For the purpose of this description the North line of said Lot 20 is assumed to bear due East due East and West.

     CHESTNUT GARAGE (ABSTRACT PORTION)

1. Lots One (1), Two (2), Three (3), Four (4), and Five (5) in Block Twenty-seven (27), Wilson, Bell & Wagner's Addition to Minneapolis, and that part of Lot Twelve (12) said Block Twenty-seven (27) except that part which lies Southwesterly of the following described line:

         Beginning at a point on the south line of said Lot 12, distant 25 feet west of the southeast corner thereof; thence run northeasterly to a point on the west line of said Lot 12, distant 140 feet south of the northwest corner thereof and there terminating.

     Together with all rights accrued or that may accrue to said Block 27 in vacated or to be vacated streets or alleys adjacent to said Block 27.

     EDINA SUBSTATION AND SERVICE BUILDING

1. That portion of the following described tract lying east of the Minneapolis, Northfield and Southern Railway right-of-way: South Ten (10) acres of Northeast Quarter (1/4) of Northeast Quarter (1/4), except Road and except


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     Minneapolis, Northfield and Southern Railway right-of-way, in Section
     Eight (8), Township One Hundred Sixteen (116), Range Twenty-one (21), Hennepin County, Minnesota;

2. That part of the Northeast Quarter (1/4) of the Northeast Quarter (1/4) of Section Eight (8), Township One Hundred Sixteen (116), Range Twenty-one
     (21), described as follows: Beginning at the Northeast corner of the South Half (1/2) of the South Half (1/2) of the Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said Section Eight (8), Township One Hundred Sixteen (116), Range Twenty-one (21), thence North along the East line of said Section a distance of twenty-four (24) rods; thence West parallel with North line of the South Half (1/2) of the South Half (1/2) of said Northeast Quarter (1/4) of the Northeast Quarter (1/4) to the Easterly line of the right of way of the Minneapolis, Northfield and Southern Railway, thence Southerly along said right-of-way line to the North line of the South Half (1/2) of the South (1/2) of said Northeast Quarter (1/4) of the Northeast Quarter (1/4), thence East along said North line to a point of beginning.

3. All that part of the following described land lying East of the right-of-way of Minneapolis, Northfield and Southern Railway and South of County Road No. 28, to-wit: All that part of the Northeast Quarter (1/4) of the Northeast Quarter (1/4) of Section Eight (8), Township One Hundred Sixteen (116), Range Twenty-one (21), described as follows: Commencing at a point on the West line of said Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said Section, twenty-four (24) rods North of the Northwest corner of the South Half (1/2) of the South (1/2) of the Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said Section; thence East on a line parallel with the North line of said South Half (1/2) of the South Half (1/2) of said Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said Section, Eighty (80) rods to the east line of said Northeast (1/4) of the Northeast Quarter (1/4) of said Section, thence North along said East line to the Northeast corner of said Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said section; thence West along the North line of the Northeast Quarter (1/4) of the Northeast Quarter (1/4) of said section to the Northwest corner thereof; thence South along the West line thereof to place of beginning.

     EDEN PRAIRIE SUBSTATION (ABSTRACT PORTION)

1. That part of the SE1/4 SW1/4 of Section 11, Township 116, Range 22 described as follows: Commencing at the Southwest corner of said SE1/4 SW1/4; thence East 150 feet; thence North 150 feet; thence West 150 feet to the West line of said SE1/4 SW1/4; thence South to point of beginning.

2. All that part of the SE1/4 SW1/4 of Section 11, Township 116 North, Range 22 West of the 5th Principal Meridian, Hennepin County, Minnesota, described as follows: Commencing at the Southwest corner of said SE1/4 SW1/4; thence North along the West line thereof a distance of 150 feet to the actual point of beginning of the tract of land to be described; thence East parallel with the South line of said SE1/4 SW1/4 a distance of 150 feet; thence North parallel with the West line thereof a distance of 278.71 feet, more or less, to the Southerly right of way line of New State Highway No. 5; thence Northwesterly along said Southerly right of way line a distance of 151.06 feet, more or less to the West line of said SE1/4 SW1/4 of Section 11; thence South along said West line a distance of 300.77 feet, more or less, to the actual point of beginning.

3. All that part of the SE1/4 SW1/4 of Section 11, Township 116 North, Range 22 West of the 5th Principal Meridian, described as follows: Beginning at a point on the South line of said SE1/4 SW1/4 distant 150 feet East of the Southwest corner thereof, as measured along the South line thereof; thence East along said South line a distance of 142.45 feet; thence North parallel with the West line of said SE1/4 SW1/4 a distance of 407.77 feet, more or less, to the Southerly right of way line of New State Highway No. 5; thence Northwesterly along said Southerly right of way line a distance of 143.45 feet, more or less, to a point in a line drawn North from the point of beginning parallel with the West line of said SE1/4 SW1/4 of Section 11; thence South along said parallel line a distance of 428.71 feet, more or less, to the point of beginning.

     EXCELSIOR SUBSTATION

1. That part of four (4) in Section 34, Township 117, North, Range 23 West, described as follows: Beginning at the Southeasterly corner of Lot 54 Village of Excelsior; thence in a Southwesterly direction to the shore of Mud Lake; thence along the shore of said bay in a northwesterly direction to the Southwesterly line of Lot 54; thence East along the Southwesterly line of Lot 54 to the place of beginning; said parcel also being known and designated as Lot 146 of Auditor's Subdivision 135.


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2.   Also Lot twelve (12) except the right of way of the Great Northern Railway
     Company, and Lots thirteen (13), fourteen (14), fifteen (15) and sixteen
     (16), Plat of College Point, Village of Excelsior, Minnesota, according to the original plat thereof, on file and of record in the office of the Register of Deeds in and for said Hennepin County, Minnesota.

3. Lot Fifty-five (55), Auditor's Subdivision No. One Hundred Twenty (120), according to the plat thereof recorded in Book Eighty-two of Plats, Page Ten (10).

     GLEN LAKE SUBSTATION (ABSTRACT PORTION)

1. All that part of Lot 10, GLEN LAKE PARK, according to the recorded plat thereof, Hennepin County, Minnesota, together with all that part of the abandoned right-of-way of the Minneapolis & St. Paul Suburban Railway located in the Northeast Quarter of the Northeast Quarter of Section 33, Township 117, Range 22, in said Hennepin County, described as follows:
     Beginning at the point of intersection of the Northwesterly line of said Lot 10 with the East line of said Section 33, Township 117, Range 22; thence South 55 degrees 41 minutes 22 seconds West, along the Northwesterly line of said Lot 10 GLEN LAKE PARK (assumed basis for bearings) 354.45 feet to the point of beginning; thence South 35 degrees 28 minutes 38 seconds East 83.74 feet to the Northwesterly line of the said abandoned right-of-way; thence South 54 degrees 12 minutes 38 seconds West 1.01 feet along said Northwesterly line of said abandoned right-of-way; thence South 35 degrees 47 minutes 22 seconds East 100.00 feet to a point on the Southeasterly line of said abandoned right-of-way; said point being 230.95 feet Southwesterly from the intersection of said Southeasterly line of said abandoned right-of-way with the East line of said Section 33; thence South 54 degrees 12 minutes 38 seconds West along said abandoned right-of-way
     221.08 feet; thence North 34 degrees 18 minutes 38 seconds West 176.22 feet; thence North 35 degrees 28 minutes 38 seconds West 15.89 feet; thence North 45 degrees 51 minutes 54 seconds East 220.46 feet; thence South 35 degrees 28 minutes 38 seconds East 53.52 feet to the point of beginning.

     The following exceptions are the Torrens parcels also owned by NSP.

         EXCEPTING THEREFROM:

         Beginning at a point in the Northwesterly line of Lot 10, GLEN LAKE PARK, Hennepin County, Minnesota, distant 538.45 feet Southwesterly from the point of intersection of the Northwesterly line of said Lot 10 with the East line of Section 33, Township 117, Range 22; thence Southwesterly along the Northwesterly line of said Lot 10, a distance of 34.00 feet; thence Southeasterly deflecting left 91 degrees 10 minutes from the last described course a distance of
         75.58 feet, more or less, to the Southeasterly line of said Lot 10; thence Northeasterly along the Southeasterly line of said Lot 10 a distance of 34.00 feet; thence Northwesterly 74.74 feet, more or less, to the point of beginning, Including that part of the Northeast Quarter of the Northeast Quarter of the Northeast Quarter of Section 33, Township 117, Range 22, lying between the Northeasterly and Southwesterly boundary lines of the above tract and South of the Southerly boundary line of Excelsior Boulevard; and also that part of the abandoned right of way of the Minneapolis and St. Paul Suburban Railway Company in the Northeast Quarter of said
         Section 33, Township 117, Range 22, lying between the Northeasterly and Southwesterly boundary lines of said above described parcel as the same would be if extended across said abandoned right of way. Being Torrens property as described on Certificate of Title Number 839390.

         ALSO EXCEPTING:

         All that part of Lot 10, GLEN LAKE PARK, Hennepin County, Minnesota, described as follows: Beginning at a point in the Northwesterly line of said Lot 10 distant 370.80 feet Southwesterly from the point of intersection of the Northwesterly line of said Lot 10 with the East line of Section 33, Township 117, Range 22; thence Northeasterly along the Northwesterly line of said Lot 10 a distance of 16.35 feet; thence Southeasterly deflecting right 88 degrees 50 minutes from the last described course to the Southeasterly line of said Lot 10; thence Southwesterly along the Southeasterly line of said Lot 10 to an intersection with a line drawn Southeasterly from the point of beginning and at a right angle to the


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         Northwesterly line of said Lot 10; thence Northwesterly along said right angle line to the point of beginning, according to the plat thereof on file or of record in the Office of the Registrar of Deeds in and for said Hennepin County. Also that part of the Northeast Quarter of the Northeast Quarter of said Section 33, Township 117, Range 22, lying Northwesterly of said Lot 10 and Southeasterly of the County Road No. 3 as it is now laid out and used and between the Northwesterly extension of the Southwesterly and Northeasterly lines of that part of said Lot 10 above described. Being Torrens property as described on Certificate of Title Number 214870.

     GLEASON LAKE SUBSTATION

1. That part of the Southeast Quarter of the Southeast Quarter (SE1/4, SE1/4), of Section Thirty-one (31), Township One Hundred Eighteen (118), Range Twenty-two (22) described as follows: Beginning at a point of intersection of the Southeasterly line of the right of way of the Minnesota Western Railroad Company as now located and the West line of the right of way of the State Highway No. 101; thence South along said highway right of way line, 391 feet; thence West at right angles 478.85 feet to said railway right of way line; thence Northeasterly along said railway right of way line, 618.20 feet to the point of beginning, Hennepin County, Minnesota.

     GOPHER SUBSTATION

1. All those parts of Lots 5, 6 and 7, Brott's Addition of Outlots to Saint Anthony (now Minneapolis), according to the plat there on file and of record in the office of the Register of Deeds in and for Hennepin County, Minnesota, described as follows:

         Commencing at a point in the easterly line of Oak Street distant 894.96 feet more or less northerly, measured along said easterly line, from the Southwest corner of Lot 30, Auditor's Subdivision No. 88,
         Hennepin County, Minnesota, also being the intersection of the northerly line of vacated Belle Street in the City of Minneapolis with said easterly line of Oak Street; thence easterly at right angles to said easterly line of Oak Street for 200 feet to the actual point of beginning of the tract of land to be described, which point of beginning is also distant 50 feet southwesterly, measured at right angles, from the center line of the most southwesterly yard track of the northerly line of railway of Burlington Northern Inc., as said track is now located and constructed; thence southeasterly deflecting to the right 38DEG.
         04' 50" parallel with and distant 50 feet southwesterly, measured at right angles, from said centerline of the most southwesterly yard track for 254.08 feet, more or less, to an intersection with a line parallel with and distant 400 feet easterly, measured at right angles, from said easterly line of Oak Street; thence southerly, parallel with said easterly line of Oak Street and distant 400 feet easterly, measured at right angles therefrom, for 168.13 feet to a point in a line parallel with and distant 15 feet northeasterly, more or less, measured at right angles, from the most northerly rail of the nearest yard track of the southerly line of railway of Burlington Northern Inc., as said track is now located and constructed; thence northwesterly deflecting to the right 99DEG.
         19' 50" parallel with and distant 15 feet northeasterly, more or less, measured at right angles, from said northerly rail of nearest yard track for 64.32 feet; thence northwesterly, parallel with and distant 15 feet northeasterly, more or less, measured at right angles, from said northerly rail of the nearest yard track along a tangential curve to the left having a radius of 772.53 feet for
         137.08 feet to an intersection with a line parallel with and distant 200 feet easterly, measured at right angles, from said easterly line of Oak Street; thence northerly parallel with said easterly line of Oak Street and distant 200 feet easterly, measured at right angles therefrom, for 304.31 feet, more or less, to the actual point of beginning.

     GREENFIELD SUBSTATION

1. Commencing at the Southwest corner of the Southwest quarter of Northwest quarter of Section twenty-six, Township 119 North, Range 24 West, running thence North a distance of eighty-four (84) feet, thence East and parallel with the South line of said SW1/4 of NW1/4, a distance of one hundred thirty (130) feet, thence South and


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     parallel to the West line of said SW1/4 of NW1/4 a distance of eighty-four (84) feet, thence West a distance of one hundred thirty
     (130) feet to point of beginning, containing approximately, one-quarter of an acre, more or less.

     HASSAN SUBSTATION

1. That part of the south 417.00 feet of Lot 5, Block 1, ADRIANS INDUSTRIAL PARK 2ND ADDITION, lying east of a line drawn parallel with and distant 33 feet east of line 1 described below. All according to the recorded plat thereof and situate in Hennepin County, Minnesota.

     LINE 1:

     Commencing at the northeast corner of Lot 6, Block 1, ADRIANS INDUSTRIAL PARK 2ND ADDITION; thence on an assumed bearing of South 89 degrees 07 minutes 26 seconds West, along the North line of said Lot 6 and its westerly extension, a distance of 304.94 feet to the point of beginning of said Line 1; thence South 00 degrees 52 minutes 34 seconds East 401.74 feet; thence southerly 127.92 feet along a tangential curve, concave to the east, having a radius of 1145.92 feet and a central angle of 6 degrees 23 minutes 46 seconds; thence South 07 degrees 16 minutes 20 seconds East tangent to last curve 224.22 feet; thence southerly 153.37 feet along a tangential curve, concave to the west, having a radius of 1145.92 feet and a central angle of 7 degrees 40 minutes 06 seconds; thence South 00 degrees 23 minutes 46 seconds West, tangent to last curve, 109.70 feet; thence southerly 595.87 feet along a tangential curve, concave to the northwest, having a radius of 1145.92 feet and a central angle of 29 degrees 47 minutes 36 seconds and said line there terminating.

     HOLLYDALE SUBSTATION

1. The north 380 feet of the east 320 feet of the Southwest Quarter of the Northeast Quarter of the Southeast Quarter of Section 18, Township 118, Range 22, Hennepin County, Minnesota.

2. That part of the north 50 feet of the Southwest Quarter of the Northeast Quarter of the Southeast Quarter of Section 18, Township 118, Range 22, Hennepin County, Minnesota lying west of the east 320 feet of said Southwest Quarter of Northeast Quarter of Southeast Quarter.

     HYLAND LAKE SUBSTATION

1. That part of Government Lot 5, lying South and East of the Minneapolis, Northfield and Southern Railroad in Section Four (4), Township One Hundred Fifteen (115) North, Range Twenty-one (21) West, West of the 5th Principal Meridian, more particularly described as follows: Beginning at the Northeast corner of said Section 4; thence South along the East line of said Section Four (4), for a distance of Sixteen (16) rods; thence at right angles West to the Southeasterly right of way of the Minneapolis, Northfield and Southern Railroad; thence Northeasterly along said Southeasterly right of way line to the North line of said Government Lot 5; thence East along the North line of said Government Lot 5 to the point of beginning. Also known as Lot 48, Auditor's Subdivision No. 165, Hennepin County, Minnesota.

2. All that part of Government Lot #4, in Section Thirty-three (33), Township One Hundred Sixteen (116) North, Range Twenty-one (21) West, lying Southeasterly of the right of way of the Minneapolis, Rochester and Dubuque Traction Company now known as Minneapolis, Northfield and Southern Railroad.

     The land described in Paragraphs 1 and 2 above has been platted into: Lot 1, Block 1, N.S.P. Hyland Lake Addition

     RIVERSIDE STEAM PLANT (ABSTRACT PORTION)

1. Lot One (1), Auditor's Subdivision No. 34, Hennepin County, according to the plat thereof on file and of record in the Office of the Register of Deeds of said Hennepin County; and all that part of Lot Two (2) in said Auditor's Subdivision lying North of a line drawn parallel with and Five Hundred Ninety-nine and Twenty-nine hundredths (599.29) feet South at right angles from the North line of Section Ten (10), Township Twenty-nine(29) North, Range Twenty-four (24) West; said parallel line being Six Hundred
     (600) feet distant Southerly, measured along the center line of Marshall Street as now laid out in the City of Minneapolis, from the North line of said Section Ten


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     (10); together with, all riparian rights and privileges appertaining to said Lot One (1) and that part of said Lot Two (2) above described.

2. All that part of Lot Twenty-two (22) of Auditor's Subdivision No. 35 in the City of Minneapolis included within and bounded as follows, to-wit:
     Commencing at the point of intersection of the Northerly line of St. Anthony Boulevard as laid out by the Minneapolis Park Board with the Westerly line of Marshall Street, as laid out by the City Council of the City of Minneapolis; thence Northwesterly along the Westerly line of Marshall Street, a distance of One Hundred and Twenty (120) feet; thence Westerly at an angle of One Hundred degrees Forty-eight and One-half minutes (100DEG. 48 1/2') to the right, a distance of Two Hundred and Fifty (250) feet to the point of beginning; thence from said point of beginning, continuing Westerly on same angle a distance of Two Hundred Ninety-one and Twenty-five Hundredths (291.25) feet, more or less, to the Easterly line of said St. Anthony Boulevard; thence Southeasterly along the Easterly line of said St. Anthony Boulevard, a distance of One Hundred Forty-five and Five-tenths (145.5) feet; thence Easterly and along the Northerly line of said St. Anthony Boulevard a distance of Two Hundred Twenty-eight and Forty-six Hundredths (228.46) feet, more or less, to a point Two Hundred and Fifty (250) feet from the said intersection of the Northerly line of said St. Anthony Boulevard with the Westerly line of Marshall Street; thence Northerly on a line drawn parallel to and Two Hundred and Fifty (250) feet distant in a Westerly direction from the Westerly line of said Marshall Street, a distance of One Hundred and Twenty
     (120) feet, more or less, to the point of beginning, containing .71 acres, more or less.

3. That part of Lot Twenty-two (22) in Auditor's Subdivision No. 35 in the City of Minneapolis, Hennepin County, described as follows: Commencing at the point of intersection of the West line of Marshall Street and the South line of the railroad right-of-way of the Minneapolis, St. Paul and Sault St. Marie Railway; thence Westerly along the South line of said right-of-way a distance of Seven Hundred Eighty and Five-tenths (780.5) feet to the East line of the property of the Park Board of the City of Minneapolis used and designated as St. Anthony Boulevard; thence Easterly Fifty-four degrees and Fourteen and One-half minutes South (E 54DEG. 14 1/2' S) along said East line of St. Anthony Boulevard a distance of Five Hundred Forty-five and Six-tenths (545.6) feet; thence East on an angle of One Hundred Twenty-five degrees and Thirty-two minutes(125DEG. 32') along a line which is parallel to the South line of said Lot Twenty-two
     (22) a distance of Two Hundred Ninety-one and Twenty-five Hundredths (291.25) feet; thence Northwesterly on a line parallel to and Two Hundred and Fifty (250) feet West of the West line of Marshall Street a distance of Four Hundred (400) feet; thence East on a line which is parallel to the South line of said Lot Twenty-two (22) a distance of Two Hundred and Fifty
     (250) feet to the West line of Marshall Street; thence Northwesterly along the West line of Marshall Street Fifty and Three-tenths (50.3) feet or more to the point of beginning.

4. That part of Lot 22, Auditor's Subdivision No. 35, Hennepin Co., Minn. described as follows: The North 392 88/100 ft. of the South 550 75/100 ft. of that part of Lot 22 lying between the West line of Marshall Street and a line parallel with and distant 250 ft. West from said street line.

5. That part of Government Lot Three (3), Section Three (3), Township Twenty-nine (29), Range Twenty-four (24), lying West of Marshall Street Northeast, except parts taken for streets, according to the map or plat thereof on file and of record in the office of the Register of Deeds in and for Hennepin County.

6. All that part of Government Lot Four (4) in Section Three (3), Township Twenty-nine (29), Range Twenty-four (24), lying East of the low water mark on the East bank of the Mississippi River, West of the Westerly line of Marshall Street Northeast, as such street and avenues are now laid out and established in the City of Minneapolis.

7. That part of Government Lot 4 in Section 3, Township 29, Range 24, East of Marshall Street and South of 31st Avenue N. E. except part taken for Columbia Avenue by City.

8. Lots 28, Block 3, East Riverside Addition to Minneapolis, according to the duly recorded plat thereof on file and of record in the office of the County Recorder.

9.   Lot 28, Block 5, Northtown Addition to Minneapolis.

     RIVERSIDE TRACKAGE


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1.   Lot Thirteen (13), Fourteen (14) and Fifteen (15), Block Three (3), and
     Lots Fourteen (14), Fifteen (15), Sixteen (16) and Seventeen (17), Block Two (2) and Lots Fifteen (15), Sixteen(16), Seventeen (17) and Eighteen
     (18), Block One (1), East Riverside Addition to Minneapolis, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County and State.

     MAIN STREET HYDRO PLANT

1. All that part of Lot Seventeen (17) Auditor's Subdivision No. 44 described as follows:
     Beginning at the Northeasterly corner of said Lot Seventeen (17);
     running thence Westerly parallel to the Southerly line of Main Street Southeast a distance of Two Hundred and Seventy (270) feet, more or less, to a point on the Westerly line extended Northerly of the land known and designated in a certain conveyance recorded in Book 32 of the Deeds Records of Hennepin County, on Page 458, and following, as Saw
     Mill Site No. 1, thence Southwesterly along said Westerly line of Saw
     Mill Site No. 1 extended, to the Northerly line of said Saw Mill Site
     No. 1; thence running Easterly along said North line of Saw Mill Site
     No. 1 a distance of Two Hundred and Seventy (270) feet more or less to the Westerly line of Third Avenue Southeast; thence Northeasterly along said Westerly line of Third Avenue Southeast to the point of beginning.

2. Saw Mill Sites Nos. One (1), Two (2) and Three (3) so-called, being that part of Section Twenty-three (23) in Township Twenty-nine (29) of Range Twenty-four (24) West of the Fourth Principal Meridian, bounded by the following described lines, to-wit: Beginning at a point in a line drawn parallel with and Twenty-nine (29) feet Southwesterly from the Southwesterly boundary line of Main Street in the City of Minneapolis, said point of beginning being distant Sixty (60) feet Southeasterly from the Southeasterly boundary line of Pine Street (now called Second Avenue Southeast) if said line of Pine Street were extended Southwesterly; thence running from said point of beginning Southeasterly along the line first named herein, Two Hundred Seventy (270) feet to the Northwesterly line of Cedar Street (now called Third Avenue Southeast), if extended Southwesterly; thence at right angles Southwesterly One Hundred Fifty-six and Three-quarters (156 3/4) feet; thence at right angles Northwesterly, parallel with Main Street, Two Hundred Seventy (270) feet; thence at right angles Northeasterly One Hundred Fifty-six and Three-quarters (156 3/4) feet to the point of beginning, according to the map or plat of St. Anthony Falls on file or of record in the office of the Register of Deeds in and for Hennepin County; and all of the property, estates, easements, water-power, water rights, water privileges, pond rights, concessions and appurtenances described in Three (3) certain deeds made, executed and delivered by the St. Anthony Falls Water Power Company, all bearing date the 22nd day of May, A.D. 1871, and recorded in the office of the Register of Deeds of Hennepin County, respectively as follows, to-wit:

         To Levi Butler and others, in Book 32 of Deeds on Page 458 and the following pages; to Frederick Butterfield, in Book 30 of Deeds on Pages 177 and the following pages; and to John Martin and John B. Gilfillan in Book 32 of Deeds on Page 479 and the following pages.

3. Land commonly known and designated as Saw Mills Sites Numbers 4 and 5, and more particularly described as follows: Commencing at 185.75 feet West of Main Street and 60 feet below the lower line of Pine Street if extended in a straight line Westwardly; thence down the Mississippi River parallel with Main Street 270 feet to Cedar Street; thence Westwardly on Cedar Street
     104.50 feet; thence Northwardly parallel with Main Street 270 feet; thence Eastwardly 104.50 feet to the point of beginning, according to the map or plat of Saint Anthony Falls on file and of record in the office of the Register of Deeds in and for Hennepin County, Minnesota, together with all water and other rights, privileges, easements and interests of every nature by virtue of Deed from James McMullen et al recorded in Book 494 of Deeds, page 477.

4. That portion of Saw Mill Site No. 6 in the City of Minneapolis and State of Minnesota, bounded as follows, to-wit: Commencing at a point Two Hundred Ninety and One-quarter (290 1/4) feet West of Main Street, and One Hundred Ten (110) feet below the lower line of Second Avenue Southeast (formerly Pine Street) if said avenue was extended in its present direction westwardly; thence down the Mississippi River parallel with Main Street Thirty (30) feet; thence Westwardly at right angles with Main Street Twenty
     (20) feet; thence Northwardly parallel with Main Street Thirty (30) feet; and thence Eastwardly Twenty (20) feet, to the place of beginning; said Saw Mill Site being a part of Section Twenty-three (23), Township Twenty-nine
     (29) North, Range Twenty-four (24) West.

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5.   That part of Section Twenty-three (23), Township Twenty-nine (29) North,
     Range Twenty-four (24) West of the Fourth Principal Meridian bounded and described as follows: Beginning at the intersection of the Southwesterly line of Main Street Southeast in the City of Minneapolis, by the center line of Third Avenue Southeast in said City; thence Northwesterly along said Southwesterly line of Main Street Southeast a distance of Three Hundred and Ten (310) feet more or less, to a point on the westerly line extended Northerly of the land known and designated in a certain conveyance recorded in Book 32 of the Deeds Records of Hennepin County, on Page 458, and following, as Saw Mill Site No. 1; thence Twelve (12) feet, more or less, Southwesterly along said Westerly line of said Saw Mill Site No. 1 extended, to the Northerly line of Lot Seventeen (17), Auditor's Subdivision No. 44, Hennepin County; thence running easterly along said Northerly line of said Lot Seventeen (17) a distance of Three Hundred and Ten (310) feet, more or less; thence Twelve (12) feet, more or less Northeasterly along the center line of Third Avenue Southeast to the point of beginning.

     NICOLLET SUBSTATION

1. Lot One (1) and the Northerly Thirty-eight (38) feet of Lot Two (2), Block Eight (8) of Swan's Second Addition to the City of Minneapolis, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds in and for Hennepin County.

     LINES DISTRIBUTION

1. Lot Four (4) of Auditor's Subdivision No. 158, formerly known as that part of Lot Three (3), Section Twelve (12), Township One Hundred Eighteen (118) North, Range Twenty-one (21) West, described as follows, to-wit: Commencing at a point on the North line of said Lot Three (3), Eight Hundred and Nineteen and Four-tenths (819.4) feet East of the point of intersection of said North line of said Lot Three (3) with the center line of Lyndale Avenue North, as said Avenue is now laid out and established in the City of Minneapolis; thence running South at right angles to said North line of said Lot Three (3), a distance of Fifty (50) feet; thence East parallel to and Fifty (50) feet distant South measured at right angles from said North line of said Lot Three (3) a distance of One Hundred and Three and Nine-tenths (103.9) feet, more or less, to the Mississippi River; thence Northerly along said river a distance of Fifty (50) feet, more or less, to an intersection with the North line of said Lot Three (3); thence West along said North line of said Lot Three (3) a distance of One Hundred and Three and Nine-tenths (103.9) feet, more or less, to the point of beginning, containing 5,195 square feet, more or less.

     MARSHALL SUBSTATION

1. Lots Sixteen (16), and Seventeen (17), Block Three (3), East Riverside Addition to Minneapolis, according to the plat thereof on file and of record in the office of the Register of Deeds in and for Hennepin County.

     HIAWATHA SUBSTATION

1. Lot Eight (8), Block Three (3), Griswold's Third Addition to Minneapolis, according to the plat thereof on file and of record in the office of the Register of Deeds of Hennepin County.

                                          ALDRICH SUBSTATION (ABSTRACT PORTION)

1. Block Three (3), McFarlane's Addition to Minneapolis, excepting that part described as follows: Commencing on the Northwesterly line of the right-of-way of the St. Paul, Minneapolis and Manitoba Railway at a point Fifty-eight (58) feet Southwesterly from the intersection of said right-of-way line and the West line of Nineteenth Street in the City of Minneapolis and marked "vacated" on the city map thereof; thence Southwesterly along said right-of-way line to its intersection with the South line of Section Twenty-one (21), Township Twenty-nine (29), Range Twenty-four (24); thence West along said Section line to a point distant Eighty-six (86) feet East from Southwest corner of Block Three (3), McFarlane's Addition to Minneapolis; thence Northeasterly on a curved line whose radius is Four Hundred (400) feet and its center Northwesterly of said right-of-way to place of beginning, said excepted tract of land being also described in Deed recorded in Book 137 of Deeds, Page 348, in the Office of the Register of Deeds,

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

     Hennepin County, Minn. Also, excepting from said Block Three (3) that certain parcel of land as described in Deed recorded in Book 971 of Deeds, Page 51, in the Office of the Register of Deeds, Hennepin County, described as follows: Beginning at the Northeast corner of said Block Three (3) McFarlane's Addition to Minneapolis; running thence West along the South line of First Avenue North a distance of Ninety (90) feet; thence South across said Block Three (3) a distance of Two Hundred Seventy-eight (278) feet, more or less, to an iron stake; thence Northeasterly along the Northerly line of the right-of-way of the Great Northern Railway Company a distance of Ninety-eight and Sixty-five hundredths (98.65) feet; more or less to the East line of said Block Three (3); thence North along the East line of said Block Three (3) a distance of Two Hundred and Thirty-six and Nine-tenths (236.9) feet more or less, to the point of beginning, subject to the existing railroad tracks of the Great Northern Railway as now laid out and used across said Easterly Ninety (90) feet of said Block Three (3).

2. Lot Seven (7), Auditor's Subdivision No. 22 according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Hennepin County.

3. Lot One (1), Auditor's Subdivision No. Twenty-two (22), Hennepin County, Minnesota, except the east ten (10) feet thereof. Also the easterly Ninety
     (90) feet of Block Three (3), McFarlane's Addition to Minneapolis, described as follows: Beginning at the northeast corner of said Block Three
     (3), McFarlane's Addition to Minneapolis running thence west along the south line of First Avenue north, a distance of Ninety (90) feet; thence south and parallel with the east line of said Block Three (3) a distance of Two Hundred Seventy-eight (278) feet more or less to an iron stake; thence northeasterly along the northerly line of the right of way of the Great Northern Railway Company a distance of Ninety-eight and Sixty-five Hundredths (98.65) feet more or less to the east line of said Block Three
     (3); thence north along the east line of said Block Three (3), a distance of Two Hundred Thirty-six and Nine-tenths (236.9) feet more or less to the point of beginning except that part lying within the following described tract; Commencing on the northwesterly line of the right of way of the St. Paul, Minneapolis and Manitoba Railway, at a point Fifty-eight (58) feet southwesterly from the intersection of said right of way line and the west line of 19th Street in the City of Minneapolis, and marked "vacated" on the city map thereof; thence southwesterly along said right of way line to its intersection with the south line of Section Twenty-one (21), Township Twenty-nine North (29N), Range Twenty-four West (24W) of the 4th Principal Meridian; thence west along said section line to a point distant Eighty-six
     (86) feet east from southwest corner of Block Three (3), McFarlane's Addition; thence northeasterly on a curved line whose radius is Four Hundred (400) feet and its center northwesterly of said right of way to place of beginning, Hennepin County, Minnesota.

     LOWER DAM

1. All that part of Lot 14 Auditor's Subdivision No. 44 situated within Government Lot 1, Section 24 Township 29 North, Range 24, West of the fourth principal Meridian and within Government Lot 4, Section 23, Township and Range aforesaid, EXCEPT that part described as follows:

         Commencing at a point which is the intersection of the center line of the Cedar Avenue Bridge (Tenth Avenue Southeast) with the Southerly line of Bluff Street Southeast; thence Westerly along said Southerly line of Bluff Street Southeast to a point which is the intersection of said Southerly Right-of-way line with the Northerly Right-of-way line of Burlington Northern, Inc., (formerly the Great Northern (formerly Minneapolis Western) Railway Company) as described in District Court Decree recorded in Book 50 of Miscellaneous, Page
         518; thence Westerly along said Northerly Right-of-way line to the intersection of the said Northerly Right-of-way line with the Southerly Right-of-way line of Burlington Northern, Inc. (formerly the Great Northern (formerly the Minneapolis Union) Railway
         Company); thence Westerly along the Southerly Right-of-way line of the above mentioned Burlington Northern, Inc. (formerly the Great Northern (formerly the Minneapolis Union) Railway Company) to the Southeasterly line of Sixth Avenue Southeast; thence Southwesterly along the Southeasterly line of said Sixth Avenue Southeast to the shore line of the Mississippi River; thence Easterly along said shore line to the Southerly face line of the coping of the present head race wall (forebay wall); thence continuing Easterly and downstream along said Southerly face line to a point (said point being the Southwesterly corner of a parcel sometimes referred to as Project Lands) the coordinates of which point are N722,881.2 and E2,194.702.4; thence Northeasterly on a line bearing North 28DEG.
         55' East a distance of 35.8 feet to a point, the coordinates of which are N722,913.3 and E2,194,718.6; thence Northeasterly on a line bearing North 28DEG. 55' East a distance of 10.0 feet to a point, the coordinates of which are N722,922.1 and E2,194,723.5 thence Southeasterly on a line bearing


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

         South 57DEG. 37'56" East a distance of 6.9 feet to a point, the coordinates of which are N722,917.6 and E2,194,730.4; thence Southeasterly on a line bearing South 71DEG. 11' East, a distance of 101.8 feet to a point, the coordinates of which are N722,884.8 and E2,194,826.7; thence Southeasterly on a line bearing South 43DEG. 47'32" East, a distance of 258.3 feet to a point, the coordinates of which are N722,698.3 and E2,195,005.5; thence due South to the edge (shore line) of the Mississippi River; thence Easterly along the shore line of the Mississippi River to a point of intersection of the shore line and the center line of the Cedar Avenue Bridge (Tenth Avenue Southeast); thence Northeasterly along the center line of the Cedar Avenue Bridge (Tenth Avenue Southeast) to the point of beginning;

         Coordinates used herein are according to the Plane Coordinates for the State of Minnesota Southern Zone as published in Special Publication No. 203 of the U.S. Department of Commerce Coast and Geodetic Survey.

2. That part of said Lot 14 consisting of a strip of land 20 feet wide sometimes designated as power cable Right-of-way, the center line of which is described as follows:

         Commencing at a point on the Northeasterly boundary line of the Project Lands, the coordinates of which are N722,825.3 and E2,194,883.7;
         thence North 55DEG. 01' East, a distance of 97.9 feet to a point, the coordinates of which are N722,881.4 and E2,194,963.9 which point is at the tunnel entrance; thence North 30DEG. 34'
         East, a distance of 75 feet to a point, the coordinates of which are N722,945.9 and E2,195,002.1;

3. That part of said Lot 14 consisting of a strip of land sometimes designated as the Access Road, being an existing roadway approximately 20 feet in width the center line of which is described as follows:

         Beginning at a point on the Easterly curb line of Sixth Avenue Southeast, Southerly of the main tracks of the Great Northern Railway Company, the coordinates of which point of beginning are N723,142.5, and E2,194,130.5; thence Southeasterly on a line bearing South 81DEG. 7'56" East, a distance of 435.25 feet to a point, the coordinates of which are N723,075.4 and E2,194.560.7; thence Southeasterly on a line bearing South 46DEG. 7'56" East, a distance of 80.0 feet to a point, the coordinates of which are N723,020.0 and E2,194,618.6; thence Southeasterly on a line bearing South 30DEG. 7'56" East, a distance of 80.0 feet to a point, the coordinates of which are N722,950.9 and E2,194,658.9; thence Southeasterly on a line bearing South 57DEG. 37'56" East a distance of 71.3 feet to a point, the coordinates of which are N722,913.3 and E2,914,718.6, which last point is on the Northwesterly boundary line of the Project Lands, all in Lot Fourteen (14), Auditor's Subdivision No. 44, Hennepin County, Minnesota.

     ST. ANTHONY FALLS HYDRO

1. Those parts of Government Lots Three (3) and Four (4) of Section Twenty-three (23), Township Twenty-nine (29) North, Range Twenty-four (24) West of the fourth principal Meridian, described as follows:

         Beginning at a point at low water-mark on the Easterly bank of the East Channel of the Mississippi River, and on the Southwesterly prolongation of the Northwesterly line of Second Avenue South East in said City of Minneapolis, and running thence Northeasterly along said line of said Second Avenue to a point distant twelve (12) feet Southwesterly from the Southwesterly line of Main Street in said City of Minneapolis, thence Southeasterly on a line parallel with, and twelve (12) feet distance from, said Southwesterly line of said Main Street to the Northwesterly line of Sixth Avenue South East in said city, thence Southwesterly and along said Northwesterly line of the said Sixth Avenue South East to the Northerly line of the right-of-way of the Great Northern Railway Company (formerly Minneapolis Union Railway Company), thence Westerly along said last-named line to the low water mark on the Easterly bank of the East Channel of the Mississippi River, thence upstream along said line of low water mark to the place of beginning, excepting that portion thereof described in a certain deed of conveyance under date of December 24th, 1923, between the St. Anthony Falls Water Power Company and the Pillsbury Flour Mills Company and filed for record in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, on the 26th day of December, 1923, in Book 1034 of Deeds, on page 454, etc.; also excepting that portion thereof described in a certain deed of conveyance under date of June 1, 1939, between St. Anthony Falls Water Power Company and The Minneapolis General Electric Company and filed for record in the office of the Register

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

         of Deeds in and for Hennepin County, State of Minnesota, on the 6th day of September, 1939, in Book 1459 of Deeds, page 179; also excepting those tracts, together with all their rights and belongings, known as Saw Mill Sites Numbers one (1), Two (2), Three
         (3), Four (4) and Five (5), and a part of Saw Mill Site No. 6, which are described in the following instruments recorded in the Office of the Register of Deeds of the County of Hennepin and State of Minnesota, as follows: in Book 3 of Miscellaneous Records, on page 328, in Book 7 of Miscellaneous Records on page 543, in Book 32 of Deeds, pages 464, 471 and 479, and in Book 73 of Deeds, pages 464 to
         470. Otherwise described and known as part of Lot Sixteen (16) and part of Lot Seventeen (17), Auditor's Subdivision No. 44, Hennepin County, Minnesota.

         EXCEPT,
         That part of Government Lots 3 and 4 of Section 23, Township 29 North, Range 24 West of the Fourth Principal Meridian, described as follows:

         Beginning at a point in the southeasterly line of Third Avenue SE distant 12 feet southwesterly from the southwesterly line of Main Street SE; thence southeasterly on a line parallel with and distant 12 feet from said southwesterly line of Main Street SE to the northwesterly line of Sixth Avenue; thence southwesterly and along said northwesterly line of the said Sixth Avenue to the northerly line of the right-of-way of the Great Northern Railway Company (formerly Minneapolis Union Railway Company) thence westerly along said last-named line to the low water mark on the easterly bank of the East Channel of the Mississippi River, thence upstream along said line of low water mark to the said southeasterly line of Third Avenue SE, thence northeasterly along said southeasterly line to the point of beginning.

         AND EXCEPT,
         All that part of Government Lot 4, Section 23, Township 29 North, Range 24 West of the Fourth Principal Meridian bounded an described as follows:

         Beginning at the intersection of the southwesterly line of Main Street SE with the northwesterly line of Sixth Avenue SE; thence northwesterly along said southwesterly line of Main Street SE to the center line of Fifth Avenue SE if said centerline were extended southwesterly toward the Mississippi River; thence southwesterly along said extended centerline of Fifth Avenue SE 12 feet; thence southeasterly on a line parallel with and distant 12 feet southwesterly of the southwesterly line of Main Street SE to the northwesterly line of Sixth Avenue SE; thence northeasterly along said northwesterly line of Sixth Avenue SE to the point of beginning;

         AND EXCEPT
         That part of Government Lot 4 in Section 23, Township 29 North, Range 24 West of the Fourth Principal Meridian bounded and described as follows:

         Lot 15, Auditor's Subdivision Number 44, City of Minneapolis, County of Hennepin, except that part thereof described as follows: Commencing at a point on the southerly right-of-way line of the Great Northern Railway Company (formerly Minneapolis Union Railway Company) which is 10 feet, more or less, west of t he west line of Sixth Avenue SE; thence in a southeasterly direction along the chain link fence a distance of 36 feet, more or less, to a point of intersection with the west line of Sixth Avenue SE; thence in a westerly direction a distance of 122 feet, more or less, to a point of intersection with the southerly right-of-way line of the Great Northern Railway
         Company (formerly Minneapolis Union Railway Company); thence easterly along said southerly right-of-way line a distance of 133.71 feet, to the point of beginning.

2. Those certain Saw Mill Sites situated in Section Twenty-three (23), Township Twenty-nine (29) North, Range Twenty-four (24) West of the fourth principal Meridian, designated as Saw Mill Sites Numbers Six (6), Seven (7) and Eight (8), as described in a certain deed of conveyance by W.W. Eastman and Susan R. Eastman, husband and wife, to the St. Anthony Falls Water Power Company dated the 15th day of May 1880, and filed in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, in Book 85 of Deeds, on page 566. Excepting therefrom that certain piece or parcel of land, with appurtenances, being a part of Saw Mill Site no. 6 as specified and described in a deed dated November 23, 1878, by and between Frederick Butterfield and wife to W. W.


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

     Eastman, et al., and recorded in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, in Book 73 of Deeds, on pages 464 to 470, inclusive.

3.   Government Lot Five (5) in Section Twenty-three (23), Township Twenty-nine
     (29) North, Range Twenty-four 24) West of the fourth principal Meridian, otherwise known as Hennepin Island, lying in the Mississippi River, excepting therefrom a tract of land situated near the center of said Lot Five (5), and near the Westerly side thereof, and being the site of the stone building known as the East Side Pumping Station of the City of Minneapolis, said tract being the same deeded by Averill, Russell and Carpenter, by deed dated July 9th, 1883, and recorded in the Office of the Register of Deeds for the County of Hennepin and State of Minnesota, in Book 132 of Deeds on page 18. Also excepting therefrom the right of way of the Great Northern Railway Company (formerly Minneapolis Union Railway Company), heretofore granted by the St. Anthony Falls Water Power Company to the said Minneapolis Union Railway Company, by deed dated September 18th, 1882, and filed for record in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, in Book 390 of Deeds on page
     170. Also excepting therefrom a tract of land described in a certain deed of conveyance under date of December 29, 1954, between St. Anthony Falls Water Power Company and the Regents of the University of Minnesota and filed for record in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, on the 29th day of December, 1954, in Book 2029 of Deeds, page 244. Otherwise described as a part of Lot Twenty-three (23), Auditor's Subdivision Number 44, Hennepin County, Minnesota.

         EXCEPT,
         All that part of Government Lot 5, Section 23, Township 29 North, Range 24 West of the Fourth Principal Meridian; otherwise known as Lot 23, Auditor's Subdivision Number 44 also otherwise known as Hennepin
         Island in the Mississippi River; which lies easterly of Third Avenue
         SE and southerly of the southwesterly bank of the East Channel of the Mississippi River and northerly of the following described line:

         Beginning at a point on the southeasterly right-of-way line of Third Avenue SE, distant 310.60 feet southwesterly of the southwesterly right-of-way line of Main Street SE; thence south 41DEG. 38'30"
         East (assuming that the southeasterly line of Third Avenue SE is bearing south 29DEG. 52'20" west) a distance of 41.94 feet;
         thence north 43DEG. 13'59" east a distance of 18.28 feet; thence south 48DEG. 13'38" east a distance of 78.59 feet; thence south 26DEG. 45'35" west a distance of 22.04 feet; thence south 11DEG. 28'36" east a distance of 28.36 feet to the northerly edge of the ice sluice as presently constructed; thence north 71DEG. 55'38" east along the northerly edge of the ice sluice a distance of
         49.87 feet; thence north 58DEG. 06'53" east along the northerly edge of the ice sluice a distance of 64.87 feet; thence south
         55 DEG. 14'24" east along the northerly edge of the ice sluice channel a distance of 74.78 feet; thence south 85DEG. 09'07" east along the northerly edge of the ice sluice channel a distance of 40.70 feet; thence south 58DEG. 26'31" east along the northerly edge of the ice sluice channel a distance of 32.33 feet; thence south 87DEG. 42'01" east along the northerly edge of the ice sluice channel a distance of 47 feet, more or less, to the southwesterly line of the East Channel of the Mississippi River and there terminating.

         AND EXCEPT
         All that part of Government Lots 3 and 5 of Section 23, Township 29 North, Range 24 West, together with all accretions and relictions thereto described as follows, to-wit:

         Beginning at a point in the southeasterly line of Third Avenue SE distant 248.50 feet southwesterly from the southwesterly line of Main Street SE; thence south 60DEG. 10'37" east a distance of
         30.06 feet; thence south 77DEG. 30'36" east a distance of 170.61 feet; thence south 50DEG. 38'27" east a distance of 75.34 feet; thence south 42DEG. 02'26" east a distance of 72.64 feet; thence north 50DEG. 04'21" east a distance of 16.51 feet; thence south 58DEG. 56'02" east a distance of 33 feet; thence northerly to a point said point being 367.05 feet southeasterly of the southeasterly line of Third Avenue SE and 179.0 feet southwesterly of the southwesterly line of Main Street SE; thence northwesterly on a line parallel with and 179 feet southwesterly of the southeasterly line of Main Street SE a distance of 367.05 feet to the southeasterly line of Third Avenue SE; thence southwesterly to the southeasterly line of Third Avenue SE to the point of beginning and there terminating.

4. That part of Government Lot Three (3) in Section Twenty-three (23), Township Twenty-nine (29) North, Range Twenty-four (24) West of the fourth principal Meridian bounded and described as follows:


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

         Beginning at the intersection of the Southwesterly line of Main Street South East in the City of Minneapolis, Minnesota, by the center line of Third Avenue South East in said City; thence Northwesterly along said Southwesterly line of Main Street South Eat to the Northwesterly line, extended Southwesterly, of Second Avenue South East in said City; thence Southwesterly along said Northwesterly line of Second Avenue South East extended, twelve (12) feet; thence at right angles Southeasterly on a line parallel with and twelve
         (12) feet distant Southwesterly measured at right angles from said Southwesterly line of Main Street South East to said center line of Third Avenue South East; thence Northeasterly along said center line of Third Avenue South East to the point of beginning, subject to the public easement in that part of the above described land lying in Third Avenue South East; excepting that portion thereof described in a certain deed of conveyance under date of June 1, 1939, between St. Anthony Falls Water Power Company and The Minneapolis General
         Electric Company and filed for record in the office of the Register of Deeds in and for Hennepin County, State of Minnesota, on the 6th day of September, 1939, in Book 1459 of Deeds, page 179.

5. All that certain Island known as "Cataract Island" in the Mississippi River, within the City of Minneapolis, Hennepin County, and State of Minnesota, otherwise described as Government Lot Seven (7) in Section Twenty-three (23) in Township Twenty-nine (29) North, Range Twenty-four
     (24) West of the fourth principal Meridian, together with the natural and artificial accretions to said Island. Otherwise described as Lots Nineteen
     (19) and Twenty (20), Auditor's Subdivision Number 44, Hennepin County, Minnesota.

     LINE 0804

1. The North Seventy-five (75) feet of South Half (S 1/2) of South Half S 1/2) of Southwest Quarter of Northwest Quarter (SW 1/4 NW 1/4), Section One (1), Township One hundred eighteen (118), Range Twenty-one (21).

2. The North Seventy-five (75) feet of Lot Twenty-five (25) of Gould's Riverview Addition, according to the duly recorded plat thereof, on file and of record in the Office of the Register of Deeds in and for the said County of Hennepin, State of Minnesota.

3. All that part of Lots Thirty (30) and Thirty-one (31) of Gould's Riverview Addition, Hennepin County, Minnesota, included within and described as follows, to-wit:

         Beginning at the Northwest corner of said Lot Thirty (30); thence East and along the North line of said Lots Thirty (30) and Thirty-one
         (31) to the Northeast corner of said Lot Thirty-one (31); thence
         South and along the East line of said Lot Thirty-one (31) a distance of One Hundred Sixty-two and Five tenths (162.5) feet; thence Northwesterly to a point on the West line of said Lot Thirty-one
         (31), which point is Seventy-five (75) feet South of the Northwest corner of said Lot Thirty-one (31); thence West and along a line parallel to and Seventy-five (75) feet South of the North line of said Lot Thirty (30), to the West line of said Lot Thirty (30);
         thence North and along the West line of Lot Thirty (30), a distance of Seventy-five (75) feet to point of beginning.

              EXCEPT,
              That part of Tract A described below:

              Tract A. That part of Lot 31 of Gould's Riverview Addition, according to the plat thereof on file and of record in the office of the County Recorder in and for Hennepin County, Minnesota, described as follows: Beginning at the northwest corner of said Lot 31; thence easterly along the north line of said Lot 31 to the northeast corner thereof; thence southerly along the east line of said Lot 31 a distance of 162.5 feet; thence northwesterly to a point on the west line of said Lot 31, which point is 75 feet south of the northwest corner of said Lot 31; thence north along the west line of said Lot 31, a distance of 75 feet to the point of beginning; excepting therefrom the right of way of Trunk Highway No. 94 as now located and established;

              which lies easterly of Line 1 described below:


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

         Line 1. Beginning at a point on Line 2 described below, distant 25 feet northeasterly of its point of termination; thence run northerly to the southwest corner of the north 223 feet of the east 75 feet of Lot 8 said Gould's Riverview Addition and there terminating;

         Line 2. Beginning at the northeast corner of Lot 13, Lyndale Riverside Acres; thence run southeasterly to a point on the south line of Lot 31, Gould's Riverview Addition to Minneapolis, distant 40 feet east of the southwest corner of said Lot 31 and there terminating;

4. North Seventy-five (75) feet of Lot Twenty-nine (29), Gould's Riverview Addition, Hennepin County, Minnesota, according to the map or plat thereof on file and of record in the office of the Register of Deeds in and for the County of Hennepin and State of Minnesota, including any part or portion of any street or alley adjacent to the premises herein conveyed heretofore vacated.

5. The North Seventy-five (75) feet of Lots Twenty (20), Twenty-one (21), and Twenty-two (22), Gould's Riverview Addition according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds of said County of Hennepin, State of Minnesota.

6. Lots Twenty-seven (27) and Twenty-eight (28), Gould's Riverview Addition, Hennepin County, Minnesota, according to the map or plat thereof on file and of record in the office of the Register of Deeds in and for the County of Hennepin and State of Minnesota, including any part or portion of any street or alley adjacent to the premises herein conveyed heretofore vacated.

7. The North Seventy-five (75) feet of Lot Twenty-four (24) in Gould's Riverview Addition, Hennepin County, Minnesota, according to the duly recorded plat thereof on file and of record in the Office of the Register of Deeds in and for the County of Hennepin and State of Minnesota.

8. The North Seventy-five (75) feet of Lot Twenty-three (23) in Gould's Riverview Addition, Hennepin County, Minnesota, according to the duly recorded plat thereof on file and of record in the Office of the Register of Deeds in and for the County of Hennepin and State of Minnesota.

9. The North Seventy-five (75) feet of Lot Twenty-six (26), Gould's Riverview Addition, Hennepin County, Minnesota.

10. The North Seventy-five (75) feet of Lot Fifty-five (55) of Auditor's Subdivision Number 218, Hennepin County, Minnesota, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds in and for the County of Hennepin, State of Minnesota, except the South 5 feet thereof.

     GARFIELD STATION

1. Lots Fifteen (15) and Sixteen (16), Block Eleven (11), Motor Line Addition to Minneapolis, according to the plat thereof on file and of record in the office of the Register of Deeds, Hennepin County.


     ST. LOUIS PARK SUBSTATION

1. That part of Block 37 and Block 38, Rearrangement of St. Louis Park, including parts of vacated Georgia Avenue and vacated South Street and the Alleys in Blocks 37 and 38, described as follows: Beginning at the Northwest corner of said Block 38 in said addition; thence Westerly to the Northeast corner of Block 37; thence Northwesterly along the Northerly line of said Block 37, to its intersection with the Southerly right of way line of State Trunk Highway No. 7; thence continuing Northwesterly along said right of way line to its intersection with the center line of vacated alley in said Block 37; thence Southeasterly along the center line of said vacated alley to its intersection with the Southwesterly extension of the Northwesterly line of Lot 28 in said Block 37; thence Northeasterly along said extended line and the Northwesterly line of said Lot 28, to the most Northerly corner of the Southwesterly 8 feet of said Lot 28; thence Southeasterly along the Northeasterly line of the Southwesterly 8 feet of said Lot 28 and the same extended to its intersection with the center line of vacated South Street lying between the Northwesterly line of Lot 2, Block 51, Rearrangement of St. Louis Park and the Southeasterly line of said Block 37; thence

     Northeasterly along the center line of said vacated South Street and the same extended to its intersection with the center line of vacated Georgia Avenue extended; thence Northwesterly along the center line of said vacated Georgia Avenue and the same extended to a point equidistant between the intersection of the Westerly extension of the South line of Block 38 with said center line and the Northwesterly line of Lot 2, Block 51; thence Northeasterly to a point 30 feet North at right angles from the Northerly line of Lot 2, Block 51, at a point therein 66.8 feet westerly along said Lot line from its intersection with the extension Southerly of the West line of Edgewood Avenue extended; thence Easterly parallel with the South line of Block 38, to the West line of Edgewood Avenue extended; thence Northerly along the West line of Edgewood Avenue and the same extended 108.85 feet; thence deflecting to the left
     25DEG. 32' a distance of 51.03 feet to the East line of Lot 25, Block 38; thence North along the East line of said Lot 25 and the same extended to the center line of the vacated alley in Block 38; thence West along the center line of said vacated alley 6.07 feet; thence Northwesterly to a point on the North line of Block 38, distant 241.6 feet East of the point of beginning; thence West along said North line
     241.6 feet to the point of beginning.

         EXCEPT, The westerly 17.5 feet of Lots 12, 13, 14, 15, 16 and 17 and the westerly 27.5 feet of Lots 18, 19 and 20, Block 37 of Rearrangement of St. Louis Park, including adjoining one-half of vacated alley according to the duly recorded plat thereof on file and of record in the office of the County Recorder in and for the County of Hennepin and State of Minnesota, except such portion as taken by the State of Minnesota for Trunk Highway No. 7.

     LINE 0835

1. Beginning at Southeast corner of Section Eighteen (18), Township Twenty-nine (29), Range Twenty-three (23); thence North along East line of said Section, One Hundred and Thirty-two (132) rods more or less to point on said East line One Hundred and Ninety-eight (198) feet North of the Southeast corner of Northeast Quarter of Northeast Quarter of Southeast Quarter (NE 1/4 of NE 1/4 of SE 1/4) said Section; thence West on line parallel with South line of said Section a distance of Twelve and One-half (12 1/2) feet; thence South on line parallel with East line of said Section One Hundred and Thirty-two (132) rods more or less to South line of said Section; thence East along South line of said Section to beginning 0.637 acres except part on South line of said strip which forms what is known as Division Street or Minneapolis Avenue.

     LINE 0810

1. All that part of the NE 1/4 NW 1/4, Section 23, Township 29 North, Range 24 West, Fourth Principal Meridian, and Lot 8, Auditor's Subdivision No. 44, in the City of Minneapolis described as follows:

         Commencing at the intersection of the northwesterly line of East Hennepin Avenue (formerly Central Avenue) and the southwesterly line of Main Street Northeast; thence northwesterly along the southwesterly line of said Main Street a distance of 420 feet to the point of beginning; thence southwesterly at right angles to last described course to the southwesterly line of Lot 8, Auditor's Subdivision No. 44; thence northwesterly along said southwesterly line of Lot 8 to a point distant 40 feet northwesterly, measured at right angles, from said described right angular line; thence northeasterly parallel with said right angular line to the southwesterly line of said Main Street; thence southeasterly along said southwesterly line of Main Street to the point of beginning.

2.   Lot One (1), Block Three (3), North Washington Industrial Center 2nd
     Addition.

     LINE 0841

1. That part of Lots One (1) and Four (4), Block Forty (40) Palmer's Addition to Minneapolis, described as follows: Commencing at the most Easterly corner of said Lot 4; thence Southwesterly along the Southerly line of said Lot 4 a distance of 30 feet; thence Northwesterly parallel to the Easterly line of said Lots 1 and 4 to the North line of said Lot 1; thence East along said North line of said Lot 1 to the Northeasterly corner of said Lot 1; thence Southeasterly along the Northeasterly line of said Lots land 4 to the place of beginning. Also the rear 30 feet of Lot Five (5), Block Forty
     (40) Palmer's Addition to Minneapolis, Hennepin County, Minnesota.


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

2. That part of Lots Five (5) and Six (6), Block Thirty Three (33), Palmer's Addition to Minneapolis described as follows:

         Beginning at a point in the Westerly line of Lot Five (5) a distance of Twenty Five and Nine Tenths (25.9) feet Northwesterly measured along said Westerly line of said Lot Five (5), from the most Southerly corner of said Lot Five (5); thence Southeasterly along the Westerly line of Lots Five (5) and Six (6) a distance of Fifty Two and Eight Tenths (52.8) feet; thence at right angles Northeasterly from the Westerly line of said Lot Six (6) a distance of Thirty One (31) feet; thence Northwesterly and parallel to the Westerly line of said Lot Six (6) a distance of Thirteen and Twenty Two Hundredths (13.22) feet; thence Northwesterly to a point said point being measured at right angles of the Westerly line of said Lot Five (5) Northeasterly for a distance of Twenty Two and Fifty Five Hundredths (22.55) feet, distance of Forty and Thirty Three Hundredths (40.33) feet; thence Southwesterly to the point of beginning.

3.   That part of the SE 1/4 of the SW 1/4 of Section 7, Township 28 N. Range 23
     W. described as follows: Commencing at the point of intersection of the Easterly right of way line of the C.M.St.P & P.R.R. Co. and the South line of East 44th Street as opened by the City Council February 26, 1915, thence Southeasterly along said Easterly right of way line a distance of 32 ft. thence Northeasterly along a line at right angles to said Easterly right of way line a distance of 20 ft. thence Northwesterly on a line distant 20 ft. from, measured at right angles to, and parallel with said Easterly right of way line, to the S. line of said East 44th Street, thence West along the South line of East 44th Street to point of beginning, Section 7, Township 28, Range 23,

     LINE 0815 (ABSTRACT PORTION)

1. East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Fifteen Hundred Ninety-eight and Two-tenths (1598.2) feet of the West Half of Northwest Quarter (W 1/2 of NW 1/4) of Section Two (2), Township Twenty-seven (27) North, Range Twenty-four (24) West; subject to Easement for public road.

2. The South Fifty-Six (56) feet of the East Seventy-Five (75) feet of the South One Hundred Sixty-Five (165) feet of the North Eight Hundred and Seventy (870) feet of the West Nine Hundred (900) feet of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section Two (2), Township Twenty Seven (27) North, Range Twenty-Four (24) West.

3. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Thirty-six (36) rods of the North Fifty-four (54) rods of Government Lot Two (2), Section Two (2), Township Twenty-seven (27) North, Range Twenty-four (24) West.

4. A strip of land One Hundred Sixty-five (165) feet in width lying between two parallel lines, the center line of which is Seven Hundred Forty-two and Five Tenths (742.5) feet East of and parallel to the West line of Section Two (2), Township Twenty-seven (27) North, Range Twenty-four (24) West and running through Lot Three (3) in said Section, Township and Range; subject to Easement for public road.

5. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Twenty-six and Two-thirds (26-2/3) rods of the West Sixty (60) rods of Government Lot Seven (7), Section Eleven
     (11), Township Twenty-seven (27) North, Range Twenty-four (24) West.

6. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of Government Los Six (6), Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West; subject to Easement for public road.

7. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Sixty (60) acres of the West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West; subject to Easement for public road.


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

8. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) foot of the North Five (5) acres of the South Twenty (20) acres of the West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West.

9. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Five (5) acres of the South Fifteen
     (15) acres of West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West.

10. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Two (2) acres of the South Ten (10) acres of the West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West.

11. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Two (2) acres of the South Eight (8) acres of the West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11), Township Twenty-seven (27) North, Range Twenty-four (24) West.

12. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Six (6) acres of the West Half of Southwest Quarter (W 1/2 of SW 1/4) of Section Eleven (11) Township Twenty-seven (27), North, Range Twenty-four (24) West.

13. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Five (5) acres of the Northwest Quarter of Northwest Quarter (NW 1/4 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

14. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Five (5) acres of the North Ten (10) acres of the Northwest Quarter of Northwest Quarter (NW 1/4 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four
     (24) West.

15. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Five (5) acres of the North Fifteen
     (15) acres of the West Half of Northwest Quarter (W 1/2 of NW 1/4) of Section Fourteen 14), Township Twenty-seven (27) North, Range Twenty-four
     (24) West.

16. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Half of Northwest Quarter of Northwest Quarter (S 1/2 of NW 1/4 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

17. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Ten (10) acres of the South Forty (40) acres of the West Half of Northwest Quarter (W 1/2 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range twenty-four (24) West.

18. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Ten (10) acres of the South Thirty (30) acres of the West Half of Northwest Quarter (W 1/2 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

19. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Seven (7) acres of the South Twenty
     (20) acres of the West Half of Northwest Quarter (W 1/2 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four
     (24) West.

20. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the following described land: Commencing at a point on the West line of the West half of Northwest Quarter (W 1/2 of NW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West, One Hundred Thirty-four (134) rods South of Northwest corner thereof; thence East at right angles Eighty (80) rods; thence South at right angles Twenty-six (26) rods; thence West at right angles Eighty (80) rods; thence North at right angles Twenty-six (26) rods to the point of beginning; subject to Easement for public road.


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

21. The East Fifty-three and Six Tenths (53.6) feet of the North Four Hundred Seventeen (417) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter
     (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West; subject to Easement for public road.

22. The West One Hundred Eleven and Four Tenths (111.4) feet of the North Three Hundred (300) feet of the East Three Hundred (300) feet of the West One Thousand Thirteen and Six Tenths (1013.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West; subject to Easement for public road.

23. The East Fifty-three and Sixth Tenths (53.6) feet of the South One Hundred Twenty-two and Five Tenths (122.5) feet of the North Five Hundred Thirty-nine and Five Tenths (539.5) feet of the West Seven Hundred Thirteen and Sixth Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

24. The East Fifty-three and Six Tenths (53.6) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the South Two Hundred Sixty-one and Five Tenths (261.5) feet of the North Eight Hundred One (801) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

25. East Fifty-three and Six Tenths (53.6) feet of the North One (1) acre of the South Three Hundred Twenty (320) feet of the North Eleven
     Hundred Twenty-one (1121) feet of the West Seven hundred Thirteen and
     Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter
     (NW 1/4 of SW 1/4) of Section Fourteen, Township Twenty-seven (27) North, Range Twenty-four (24) West.

26. The East Fifth-three and Sixth Tenths (53.6) feet of the South One (1) acre of the North Two (2) acres of the South Three Hundred Twenty (320) feet of the North Eleven Hundred Twenty-one (1121) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West.

27. The East Fifty-three and Six Tenths (53.6) feet of the South One Hundred Twenty-eight (128) feet of the North One Thousand Fifty-seven (1057) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27), North, Range Twenty-four (24) West.

28.  The East Fifty-three and Six Tenths (53.6) feet of the South Sixty-four
     (64) feet of the North Eleven Hundred Twenty-one (1121) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

29.  The East Fifty-three and Six Tenths (53.6) feet of the South Sixty-four
     (64) feet of the North Eleven Hundred Eighty-five (1185) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (297) North, Range Twenty-four (24) West.

30. The East Fifty-three and Six Tenths (53.6) feet of that part of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West, lying South of the North Eleven Hundred Eighty-five (1185) feet thereof, except the West Three Hundred Twenty-nine and Nine Tenths (329.9) feet thereof.

31. The West One Hundred Eleven and Fourth Tenths (111.4) feet of that part of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West, lying East of the West Seven Hundred Thirteen and Six Tenths (713.6) feet thereof, except the North Three Hundred (300) feet thereof.


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32.  The East Fifty-three and Sixth Tenths (53.6) feet of the South Five and
     Ninety-two One Hundredths (5.92) feet of the North Nine Hundred Twenty-nine
     (929) feet of the West Seven Hundred Thirteen and Six Tenths (713.6) feet of the Northwest Quarter of Southwest Quarter (NW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

33. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: Commencing at the Northwest corner thereof; thence East to Northeast corner thereof; thence South One Hundred Ninety-three and Seven Hundredths (193.07) feet; thence West to a point in the West line thereof One Hundred Ninety-four and Seven Tenths (194.7) feet South of point of beginning; thence North to point of beginning.

34. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-Seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: commencing at a point One Hundred Ninety-four and Seven Tenths (194.7) feet South of Northwest corner thereof; thence East to a point on East line One Hundred Ninety-three and Seven Hundreds (193.07) feet South of Northeast corner thereof; thence South Eighty-two and Five Tenths (82.5) feet; thence West to a point in the West line thereof Eighty-two and Five Tenths (82.5) feet South of point of beginning; thence North to the point of beginning.

35. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: Commencing at a point Two Hundred Seventy-seven and Two Tenths (277.2) feet South of Northwest corner thereof; thence East to a point in the East line thereof Two Hundred Seventy-five and Fifty-seven Hundredths (275.57) feet South of Northeast corner thereof; thence South Eighty-two and Five Tenths (82.5) feet; thence West to a point in the West line thereof Eighty-two and Five Tenths (82.5) feet South of point of beginning; thence North to point of beginning, except the West One Half (W 1/2) of the West One Half (W 1/2) thereof.

36. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: Commencing at a point in the West line thereof Three Hundred Fifty-nine and Seventh Tenths (359.7) feet South of Northwest corner thereof; thence East to a point in the East line thereof, Three Hundred Fifty-eight and Seven Hundredths (358.07) feet South of Northeast corner thereof; thence South One Hundred Sixty-five (165) feet; thence West to a point in the West line thereof One Hundred and Sixty-five (165) feet South of point of beginning; thence North to point of beginning.

37. The East One Hundred Sixty-five (165) feet of the West Eight Hundred twenty-five (825) feet of the West Two (2) acres of the following described land: Commencing at a point in the West line of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4), Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West, Five Hundred Twenty-four and Seventh Tenths (524.7) feet South from the Northwest corner thereof; thence East Thirteen Hundred Nineteen (1319) feet more or less, to a point in the East line thereof Five Hundred Twenty-three and Seventh Hundredths (523.07) feet South of the Northeast corner thereof; thence South along said East line, Ninety-eight and One Tenth (98.1) feet; thence West Thirteen Hundred Nineteen (1319) feet more or less to a point in the West line thereof, Ninety-eight and One Tenth (98.1) feet South of the point of beginning, thence North to point of beginning; subject to a right of way for driveway over the Northerly Eight (8) feet thereof.

38. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: Commencing at a point in the West line of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) said Section, Township and Range, Five Hundred Ninety-one (591) feet North of Southwest corner thereof; thence East Thirteen Hundred Nineteen (1319) feet more or less, parallel to the South line thereof, to a point in the East line thereof Five Hundred Ninety-one (591) feet North of Southeast corner thereof; thence North along the East line thereof to a point Six Hundred Twenty-one and Seventeen Hundredths (621.17) feet South of Northeast corner thereof; thence West thirteen Hundred Nineteen


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

     (1319) feet more or less, to a point in the West line thereof, Six Hundred Twenty-two and Eight Tenths (622.8) feet South from the Northwest corner thereof; thence South to beginning.

39. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the North Two Hundred Nineteen (219) feet of the South Five Hundred Ninety-one (591) feet of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

40. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven
     (27) North, Range Twenty-four (24) West, bounded by a line described as follows: Commencing at a point in the West line thereof, Two Hundred Thirty
     (230) feet North of Southwest corner thereof; thence East Thirteen Hundred Nineteen (1319) feet more or less, to a point in the East line thereof, Two Hundred Thirty (230) feet North of the Southeast corner thereof; thence North along the East line thereof, One Hundred Forty-two (142) feet; thence West parallel with the South line thereof, Six Hundred Fifty-nine (659) feet; thence South Sixty-six (66) feet; thence West parallel with the South line thereof, Six Hundred Sixty (660) feet more or less, to a point in the West line thereof, Seventy-six (76) feet North of point of beginning; thence South along the West line thereof, to point of beginning.

41. The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of the South Two Hundred Thirty (230) feet of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Fourteen (14), Township Twenty-seven (27) North, Range Twenty-four (24) West.

42. A strip of land One Hundred Sixty-five (165) feet in width, lying between two parallel lines and running through that part of Lot Five (5), Auditor's Subdivision Number 278, located in the Southeast Quarter of Northwest Quarter (SE 1/4 of NW 1/4) of Section Twenty-three (23), Township Twenty-seven (27) North, Range Twenty-four (24) West, the center line of which is described as follows: Commencing at a point which is One Hundred Sixty-eight (168) feet South and Seven Hundred Forty-two and Five-tenths (742.5) East of the Northwest corner of the Southwest Quarter of Northwest Quarter (SW 1/4 of NW 1/4) of Section Twenty-three (23), Township Twenty-seven (27) North, Range Twenty-four (24) West, thence South Fifty-nine (59) Degrees, Forty-five (45') Minutes East.

43. A strip of land One Hundred Sixty-five (165) feet in width lying between two parallel lines and running through Lot Eight (8) Auditor's Subdivision Number 278, the center line of which is described as follows: Commencing at a point which is One Hundred Sixty-eight (168) feet South and Seven Hundred Forty-two and Five Tenths (742.5) feet East of the Northwest corner of the Southwest Quarter of Northwest Quarter (SW 1/4 of NW 1/4) of Section Twenty-three (23), Township Twenty-seven (27) North, Range Twenty-four (24) West, thence South Fifty-nine (59) Degrees, Forty-five (45') Minutes East; subject to Easements shown in Document Numbers 73196 and 73197 in Registrar of Titles Office.

44. Tract A, Farr 3rd Addition, Hennepin County, Minn., according to the map or plat thereof on file and of record in the office of the Register of Deeds in and for Hennepin County, Minnesota.



     MOUND SUBSTATION


1. Lots 29, 30, 31, 32 and the Easterly 17.4 feet of Lot 33 Koehler's Addition to Mound, according to the duly recorded plat thereof.

     TWIN LAKE SUBSTATION


1. All that part of the South Half (S. 1/2) of Government Lot Two (2), Section Ten (10), Township One Hundred Eighteen (118) North, Range Twenty-one (21) West of the Fifth Principal Meridian, lying Northeasterly of the Right of Way of the Minneapolis, St. Paul & Sault Ste. Marie Railway Company,


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

     BLOOMINGTON SUBSTATION


1. Lot 1, Block 1, NSP ADDITION, Hennepin County, according to the plat thereof.

     SOUTHTOWN SUBSTATION


     That part of Lot One (1) of Auditor's Subdivision No. 300, Hennepin County, described as follows:


         Beginning at the Southwest corner of said Lot One (1); thence Northwesterly along the Westerly line of said Lot One (1), the same being the Easterly line of Hiawatha Avenue, a distance of three hundred twenty-one and sixty-five hundredths feet (321.65'); thence right ninety degrees (90DEG.) a distance of one hundred thirty-four (134') to a point which is thirty-one feet (31') Southwesterly, measured at right angles from the Easterly Line of said Lot One (1); thence right ninety degrees (90DEG.) a distance of three hundred eighty-four and forty-seven hundredths feet (384.47') along a line being parallel to Hiawatha Avenue and also parallel to and thirty-one feet (31') Southwesterly of the Easterly line of said Lot One (1) to the North Line of East 40th Street, the same being the South Line of said Lot One (1); thence West along said North line a distance of one hundred forty-seven and ninety-nine hundredths feet (147.99') to the place of beginning; subject to a private way across the Northerly fourteen feet (14') thereof for use in common with the owner of the property immediately adjoining the Northerly line;

         Also,

         The reversionary interest in and to that part of the Northeasterly (or most Easterly thirty-one feet (31') of said Lot One (1), Auditor's Subdivision No. 300, Hennepin County, Minnesota, lying Southeasterly of the Northerly line of the above described property extended Northeasterly to the Easterly line of said Lot One (1), which said reversionary interest was reserved in that certain deed dated September 20, 1948, and filed for record in the office of the Register of Deeds in and for Hennepin County, Minnesota, on September 27, 1948, in Book 1767 of Deeds, at page 498.

     PARKERS LAKE SUBSTATION (ABSTRACT PORTION)


1. Lot 4 and that part of Lot 3 lying Easterly of the Easterly right of way of Interstate Highway No. 494, "First Addition Greer's Orchard Tracts Hennepin County."

2. That part of the South 350 feet of the East 5 chains of the West 15 chains of the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of
     Section 27, Township 118 North, Range 22 West which lies Easterly of the right of way of Interstate Highway No. 494 as said right of way is described and set forth in Lis Pendens Document No. 3210534.

3. That part of vacated South Street lying West of the Northerly extension of the East line of Lot 4, "First Addition Greer's Orchard Tracts Hennepin County."

4.   That part of the Northeast Quarter of the Northwest Quarter (NE 1/4 of
     NW 1/4) of Section 34, Township 118 North, Range 22 West of the Fifth Principal Meridian, lying West of the Southerly extension of the East line of Lot 21, "Parker Lake Gardens" and Northerly of the Northerly right of way line of the Electric Short Line Railroad.

     OLD CEDAR LAKE SUBSTATION (ABSTRACT PORTION)


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

1. That part of Government Lot 6, Section 4, Township 117 North, Range 21 West, described as follows:

         Commencing at a point in the South line of said Government Lot 6, said point distant 475 feet West of the Southeast corner thereof, thence North parallel to the East line of said Government Lot 6, a distance of 126 feet, thence West parallel to the South line of said Government Lot 6 to the Easterly right of way line of the Minneapolis, Northfield and Southern Railway, said point being marked by a Judicial Landmark; thence Southwesterly along said Easterly line of said right of way to the South line of said Government Lot 6, thence East along said South line to the point of beginning;

     EXCEPTING THEREFROM: That part of said Government Lot 6, described as commencing at a point in the South line of said Government Lot 6, said point distant 572.26 feet West of the Southeast corner thereof; thence North and parallel to the East line of said Government Lot 6 a distance of 126 feet; thence West and parallel to the South line of said Government Lot 6, a distance of 114.54 feet to the point of the beginning of the land herein to be conveyed; thence continuing Westerly along the previously described line a distance of 33.4 feet to the Easterly right of way line of the Minneapolis, Northfield and Southern Railway established in a Deed of easement recorded in Book 749 of Deeds Page 511; thence Southwesterly at an angle to the left of 63 degrees and 52 minutes a distance of 140.35 feet to the South line of said Government Lot 6; thence Easterly along the South line of said Government Lot 6 a distance of 33.4 feet; thence Northeasterly at an angle to the left of 63 degrees and 52 minutes a distance of 140.35 feet to the point of beginning.

     QUINCY SUBSTATION

1. East one-half (E 1/2) of the West one-half (W 1/2) of Lots six (6) and seven (7), Block forty-one (41). Wilson's Re-arrangement of Blocks 2,
     3, 6, 7, 9, 10, 11, 14, 15, 19, 20, 21, 24, 26, 29, 31, 33, 35, 37, 39,
     41 of East Side Addition to the City of Minneapolis, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County and State.

     OAKLAND SUBSTATION

1.   Lots 2, 3, 4 and 5, Block 2, Hobart's Second Addition to Minneapolis.

     LINE 0815

1. The East 165 feet of the West 825 feet of the South 5 acres of the North 20 acres of the West 1/2 of the Northwest 1/4 of Section 14, Township 27 North, Range 24 West

                                      TORRENS

     ALDRICH SUBSTATION (TORRENS PORTION)

2.   Certificate No. 77017
     All that part of Lot 8, Auditor's Subdivision No. 22, Hennepin County, Minnesota, described as follows: Commencing at the Northeast corner of said Lot 8; thence West along the North line of said Lot to a point 16 feet East of the Northwest corner of said Lot; thence Southerly along a line parallel with and 16 feet East of the West line of said Lot 152 feet; thence Southeasterly on a curve to the left with a radius of 220.9 feet a distance of 207.7 feet to a point in the South line of said Lot distant 20.55 feet West of the Southeast corner of said Lot; thence East along the Southerly line of said Lot 8 a distance of 20.55 feet to the Southeast corner of said Lot; thence North along the East line of said Lot to point of beginning. Subject to grant of easement to The Minneapolis General Electric Company recorded in the office of the Register of Deeds of Hennepin County, Minnesota, in Book 1035 of Deeds on page 189, Reference to said grant to said The Minneapolis General Electric Company shall be omitted from any Certificate of Title to said premises issued on or after April 1, 2013.

     BASSETT CREEK SUBSTATION

1.   Certificate No. 744481


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

     All that part of Tract A, Registered Land Survey No. 921, Hennepin County, Minnesota, lying Southwesterly of the Southwesterly line of Registered Land Survey No. 1236, and lying Northwesterly of the following described line:
     Commencing at a point on the Southwesterly line of Tract A, Registered Land Survey No. 1236, which point is 402.52 feet Southeasterly as measured along said Southwesterly line from the most Westerly corner of said Tract A, Registered Land Survey No. 1236; thence Southwesterly in a straight line a distance of 556.75 feet to a point on the Southwesterly line of Tract A, Registered Land Survey No. 921, which point is 374.77 feet Southeasterly, as measured along said Southwesterly line, from the most Westerly corner of said Tract A, Registered Land Survey No. 921.

     Subject to a limitation of the right of access from the above described premises to County State Aid Highway No. 18 as acquired by the County of Hennepin in deed Doc. No. 905042; (See Inst) Subject to an easement for roadway purposes over and across the Northeasterly 40 feet of the above described property, as shown in deed Doc No. 913732.

     BROOKLYN PARK SUBSTATION

1.   Certificate No. 554158
     The North 365 feet of the South 898 feet of the West Half of the Southwest Quarter of the Southwest Quarter of Section 14, Township 119, Range 21, according to the Government Survey thereof.

     CEDAR LAKE (NEW)

1.   Certificate No. 636303
     Tract A, Registered Land Survey No. 916, County of Hennepin except that part thereof which lies South of a line parallel with and 451.51 feet North of the South line of said Tract A.




     OLD CEDAR LAKE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 603751
     THAT PART OF THE FOLLOWING DESCRIBED PROPERTY:

         All that part of Government Lot 6, Section 4, Township 117 North, Range 21 West of the 5th Principal Meridian, described as follows:
         Commencing at a point on the East line of said Lot 6, distant 530 feet South from the Northeast corner thereof; thence continuing
         South along the East line of said Government Lot 6, 403.8 feet, more or less, to a point 355.5 feet North of the Southeast corner of said Lot 6; thence West parallel to the South line of said Government Lot
         6, 33 feet to a Judicial Landmark; thence continuing West parallel to said South line 133 feet to a Judicial Landmark; thence South parallel to the East line of said Government Lot 6, 87 feet to a Judicial Landmark; thence East parallel to the South line of said Government Lot 6, 133 feet to a Judicial Landmark; thence continuing East parallel with said South line 33 feet to the East line of said Government Lot 6; thence South along the East line of said
         Government Lot 6 to a point 126 feet North of the Southeast corner of said Government Lot 6; thence West parallel to the South line of said Government Lot 6, 33 feet to a Judicial Landmark; thence continuing West parallel with said South line to the Easterly line of the right of way of the Minneapolis, Northfield and Southern Railway, said point being marked by a Judicial Landmark; thence Northeasterly along said Easterly line of said right of way to the South line of U. S. Highway No. 12, said point being marked by a Judicial Landmark; thence Easterly along the South line of said highway to a point 33 feet West of the East line of said Government
         Lot 6, said point being marked by Judicial Landmark; thence continuing Easterly along the South line of said highway 33 feet to the East line of said Government Lot 6; thence South along said East line to the point of beginning,

         Except that part of said above described tract embraced within the plat of Siocum-Bergren Addition, according to the United States Government Survey thereof.

     WHICH LIES WESTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

     Beginning at a point in the South line of the above described property therein distant 395 feet West of the Southeast corner thereof; thence North parallel with the East line of said Government Lot 6, a distance of 229.50 feet; thence deflecting to the left at an angle of 64 degrees 23 minutes to the Easterly right of way line of the Minneapolis, Northfield and Southern Railway and there terminating. Also:

     CHESTNUT SERVICE GARAGE (TORRENS PORTION)

1.   Certificate No. 387618
     Lots 5 and 6, Block 20, Wilson, Bell & Wagners Addition to Minneapolis.

     PART OF CHESTNUT PARKING (TORRENS PORTION)

1.   Certificate No. 454925
     The South 38 feet of the North 91.5 feet of Lots 5 and 6, Block 21, Wilson Bell And Wagner's Addition To Minneapolis
     Subject to an easement for alley purposes in favor of the City of Minneapolis over the East 8 feet of the South 3.5 feet of the within portion of Lot 5, Block 129 of Deeds, page 216.
     Subject to an easement over the North 8 feet of the above property pursuant to stipulation on file in Torrens Case No. 16790.

2.   Certificate No. 676788
     That part of Lots 10 and 11, Block 27, Wilson Bell And Wagner's Addition to Minneapolis which lies Northerly of the following described line:
     Beginning at the Southeast corner of said Lot 11; thence run Northwesterly to a point on the West line of said Lot 11, distant 130 feet Southerly of the Northwest corner thereof; thence run Northwesterly to a point on the West line of said Lot 10, distant 95 feet Southerly of the Northwest corner and there terminating.

     Subject to covenants, restrictions, reservations and conditions subsequent including a right of re-entry and forfeiture of title upon default, as contained in deed Doc No. 1706674; (See Inst)

     CHESTNUT SERVICE CENTER (TORRENS PORTION)

1.   Certificate No. 435126
     That part of the the Southwest quarter of the Southwest quarter of Section 22, Township 29, Range 24, described as commencing at a point on the South line of said Southwest Quarter of the Southwest Quarter 33 feet East of the Southwest Quarter corner of said Southwest Quarter of the Southwest Quarter; thence East along the South line of said Southwest Quarter of the Southwest Quarter 472.6 feet to the Southwest corner of Lot 19, Auditor's Subdivision No. 31, Hennepin Co., Minn.; thence North 0 degrees 8 minutes West along the West line of said Lot 19 a distance of 200 feet to the Northwest corner thereof; thence East along the North line of said Lot 19 a distance of 375 feet to the West line of Lot 20, said Auditor's Subdivision No. 31, Hennepin Co., Minn., thence North 0 degrees 8 minutes West along the West line of said Lot 20 a distance of 100 feet to the Northwest corner of said Lot 20; thence East along the North line of said Lot 20 a distance Of 121 feet to its intersection with the Southerly extension of the West line of Addition of Lawrence & Fuller to the Town of Minneapolis, Minn. thence North 0 degrees 8 minutes West along said West line and its Southerly extension 276.05 feet; thence South 65 degrees 29 minutes West
     274.81 feet; thence South 58 degrees 12 minutes West 843.95 feet, more or less to the intersection with a line drawn parallel with the West line of the Southwest Quarter of the Southwest Quarter of said Section 22 and through the point of beginning; thence South along said parallel line 17.3 feet more or less to the point of beginning; which lies northeasterly of the following described line.

     Beginning at the point of intersection of the north line of Chestnut Avenue with a line run parallel with and distant 60 feet east of the northerly extension of the east line of 17th Street North; thence run northerly on said 60 foot parallel line for 125 feet; thence run northwesterly to the point of intersection of a line run parallel with and distant 150 feet north of the north line of Chestnut Avenue; with a line run parallel with and distant 325 feet east of the east line of Lyndale Avenue; thence run northerly on said 325 foot parallel line for 100 feet and there terminating; Subject to certain reservation, right and easement &c as shown in deed Doc. No. 830918; (See Inst)

     Subject to a limitation of the right of access from pt of above described premises to Trunk Highway No. 94, except that access shall be permitted northerly of a line run parallel with and distant 175 feet northerly of the north line of Chestnut Avenue, for the purpose of operating and maintaining a spur track under Bridge No. 27790, as acquired by the State of Minnesota in deed Doc. No. 922874;

     DEEPHAVEN SUBSTATION

1.   Certificate No. 396232
     Lot 2 except that part thereof which lies Westerly of a line parallel with and 40.0 feet Easterly of the following described center line: Beginning at the East Quarter corner of Section 24, Township 117 North, Range 23 West; thence South along the East line of said Section 24 a distance of 974.7 feet to the actual point of beginning of the line to be described; thence deflect to the left with an angle of 1 degree 37 minutes a distance of
     675.0 feet and there terminating, Auditor's Subdivision No. 299, Hennepin County, Minn.

     EDEN PRAIRIE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 602152
     That part of the Southwest Quarter of the Southwest Quarter of Section 11, Township 116, Range 22 lying South of the right-of-way as described in Doc. No. 3677302.
     Subject to a highway and snow fence easement in favor of the County of Hennepin over a part of the premises as shown by instrument recorded in Book 1128 of Deeds, page 180, Doc No 1429575;
     Subject to highway and snow fence easements in favor of the State of Minnesota over parts of the premises as shown by instruments recorded in Book 1828 of Deeds, page 590, Doc No 2591835 and Book 2145 of Deeds, page 149, Doc No. 3087392;
     Subject to a limitation on a right of access to highway as shown by final Certificate recorded in Book 2604 of Deeds, page 203, Doc. No. 3677302;
     Subject to an electric transmission line easement and incidental rights connected therewith included building restrictions, subject to certain reservations in favor of Northern States Power Company as shown by an instrument recorded in Book 72 of Hennepin County Records, page 3926902 which affects a part of said premises;

     ELLIOT PARK SUBSTATION

1.   Certificate No. 727273
     That part of Block 121, Morrison Smith And Hancocks Addition to the town of Minneapolis, lying Southwesterly of the following described line: Beginning at a point on the Northwesterly line of said Block 121, distant 245 feet Northeasterly from the most Westerly corner of said Block 121; thence Southeasterly to a point on the Northwesterly line of Lot 11, in said Block 121, distant 225 feet Northeasterly from the most Westerly corner of Lot 2, in said Block 121; thence Southeasterly to a point on the Northwesterly line of Lot 10, in said Block 121, distant 210 feet Northeasterly from the most Westerly corner of Lot 3, in said Block 121; thence Southeasterly to a point on the Northwesterly line of Lot 9, in said Block 121, distant 195 feet Northeasterly from the most Westerly corner of Lot 4, in said Block 121; thence Southeasterly, parallel with the Southwesterly line of said Lot 4, to the Northwesterly line of Lot 8, in said Block 121; thence Southeasterly to a point on the Northwesterly line of Lot 7, in said Block 121, distant 200 feet Northeasterly from the most Westerly corner of Lot 6, in said Block 121; thence Southeasterly, parallel with the Southwesterly line of said Lot 6, to the Southwesterly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company; thence Southeasterly along said railroad right-of-way line to its intersection with the Southeasterly line of Lot 7, in said Block 121, and there terminating. Those parts of Lots 1, 2, 3 and 4, Block 124, Morrison Smith And Hancocks Addition to the town of Minneapolis, lying Southwesterly of the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company. That part of vacated 12th Avenue South adjoining Blocks 121 and 124, Morrison Smith And Hancocks Addition to the town of Minneapolis, which lies Southwesterly of the Southwesterly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company and Northeasterly of a line drawn from the most Southerly corner of said Block 121 to the most Westerly corner of said Block 124.
     Subject to covenants, conditions and restrictions contained in Section 3 of the Deed recorded in Book 76 of Hennepin County Records page 4219584, but free from the other covenants, conditions and restrictions and free also of the right of reversion therein contained all of which have been released by the instrument recorded as Hennepin County Recorder Document No. 4324817;


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     Subject to a right in favor of the State of Minnesota as contained in the Deed recorded in Book 68 of Hennepin County Records, page 3724235, to construct, reconstruct and maintain a retaining wall on that part of Lots 10, 11 and 13, Block 121 which lies Northeasterly of the following described land:
     Beginning at a point on the Northwesterly line of said Block 121 distant 235 feet Northeasterly of the most Westerly corner thereof; thence run Southeasterly to a point on the Northwesterly line of Lot 11, said Block 121, distant 215 feet Northeasterly of the most Westerly corner of Lot 2, said Block 121; thence run Southeasterly to a point on the Northwesterly line of Lot 10, said Block 121, distant 200 feet Northeasterly of the most Westerly corner of Lot 3, said Block 121; thence run Southeasterly to the point of intersection of the above described line with the Northwesterly line of Lot 9, said Block 121 and there terminating.

     ELM CREEK

1.   Certificate No. 832332
     Lot 1, Block 1, Schany 2nd Addition Subject to drainage and utility easements as shown on plat;

     GENERAL OFFICE

1.   Certificate No. 356466
     Lot 79, 80, 81, 82 and 84; Lot 83, except those portions respectively of said Lot which were formerly: (1) The Southwesterly 111.89 feet of the Southeasterly 22 feet of Lot 2, Block 81, Town of Minneapolis, and (2) The Southwesterly 111.45 feet of Lot 3, Block 81, Town of Minneapolis
     Together with that portion of the vacated alley adjoining said lots and lying between extensions across it of the Southeasterly line of said Lot 82 and the Northwesterly line of said Lot 84, All in Auditor's Subdivision No. 152, Hennepin County, Minn.
     Subject to covenants, restrictions, reservations and conditions subsequent, including a right of re-entry and forfeiture of title upon default, as contained in deed Doc No 719719, as to all of above land;
     See Inst.

     GENERAL OFFICE EXPANSION

1.   Certificate No. 761443
     Par 1: Those parts of Lots 78 and 85, Auditor's Subdivision No. 152, and that part of the vacated alley in Block 81, town of Minneapolis, which lie Southeasterly of a line drawn parallel with and 145.00 feet Northwesterly from the Southeasterly line of said Block 81, Except that part of said vacated alley lying Southeasterly of the Northeasterly extension across it of the Southeasterly line of said Lot 85;
     Par 2: The Southwesterly 111.89 feet of the Northwesterly 22.0 feet of
     Lot 83, and the Southwesterly 111.45 feet of that part of Lot 83 lying Southeasterly of the Northwesterly 22.0 feet thereof, Auditor's Subdivision No. 152. Subject to building restrictions as contained in Hennepin County Recorder document at Book 2383 of Deeds, Page 531, which expire on February 25, 1993.
     Subject to covenants, restrictions, provisions and right of re-entry in favor of the Minneapolis Community Development Agency contained in the deed recorded with the Hennepin County Recorder in Book 2381 of Deeds, Page 573, Document No. 3394325.

     GLEN LAKE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 214870
     All that part of Lot 10, "Glen Lake Park", Hennepin County, Minnesota, described as follows: Beginning at a point in the Northwesterly line of said Lot 10, distant 370.8 feet Southwesterly from the point of intersection of Northwesterly line of said Lot 10, with the East line of
     Section 33, Township 117, Range 22; thence Northeasterly along the Northwesterly line of said Lot 10, a distance of 16.35 feet; thence Southeasterly deflecting right 88 degrees, 50 minutes from last described course to the Southeasterly line of said Lot 10; thence Southwesterly along the Southeasterly line of said Lot 10 to an intersection with a line drawn Southeasterly from the point beginning and at a right angle to the Northwesterly line of said Lot 10; thence Northwesterly along said right angle line to the point of beginning.

     Also that part of the Northeast Quarter of the Northeast Quarter of
     Section 33, Township 117, Range 22, lying Northwesterly of said Lot 10 and Southeasterly of the County Road No. 3 as it is now laid out and used and between the Northwesterly extension of the Southwesterly and Northeasterly lines of that part of said Lot 10 above described.

2.   Certificate No. 1026706
     Beginning at a point in the Northwesterly line of Lot 10, "Glen Lake Park", distance 538.45 feet Southwesterly from the point of intersection of the Northwesterly line of said Lot 10 with the East line of Section 33, Township 117, Range 22; thence Southwesterly along the Northwesterly line of said Lot 10, a distance of 34 feet; thence Southeasterly deflecting left 91 degrees 10 minutes from the last described course a distance of 75.58 feet, more or less, to the Southeasterly line of said Lot 10; thence Northeasterly along the Southeasterly line of said Lot 10 a distance of 34 feet; thence Northwesterly 74.74 feet, more or less, to the point of beginning;

     and

     That part of the Northeast Quarter of the Northeast Quarter of the Northeast Quarter of Section 33, Township 117, Range 22, lying between the Northeasterly and Southwesterly boundary liens of the above described tract and South of the Southerly boundary line of Excelsior Boulevard;

     and

     That part of the abandoned right of way of the Minneapolis and St. Paul Suburban Railway Company in the Northeast Quarter of said Section 33, Township 117, Range 22, lying between the Northeasterly and Southwesterly boundary lines of said above described tract as the same would be if extended across said abandoned right of way.

     INDIANA SUBSTATION

1.   Certificate No. 725814
     Lots 1 through 14 inclusive, Block 1;
     Lots 19 through 30 inclusive, Block 2;
     That part of vacated Indiana Avenue lying between the extensions across it of the North lines of Lots 1 and 30 and the South lines of Lots 11 and 19,
     That part of vacated 33rd Avenue North dedicated to a width of 30 feet in the plat of "Manitoba Park" which lies Westerly of the Southerly extension across it of the East line of said Lot 14 and which lies Easterly of the Southerly extensions across it of the West line of said Lot 14, all in "Manitoba Park."
     Subject to a reservation by the State of Minnesota of minerals and mineral rights as to Lots 1 through 4, Block 1 and Lots 24 through 30, Block 2;

     LINE 0813

1.   Certificate No. 467459
     The South 50 feet of the East 36 feet of Tract C, Registered Land Survey No. 1140 Hennepin County, Minnesota Subject to use restriction with reversionary clause as shown in deed Doc. No. 920219;

     LINE 0814

1.   Certificate No. 263014
     The South 35 feet of Blocks 5 and 9, "Harrison's Addition" To Minneapolis". Subject to reservation of mineral and mineral rights in favor of the State of Minnesota covering Blocks 5 and 9, "Harrison's Addition" to Minneapolis; Subject to an easement and right of way for the course of Bassett's Creek in the City of Minneapolis, as set forth in Easement Agreement dated August 6, 1936, filed September 1, 1936, and recorded in Book 1380 of Deeds, Page 610;

     LINE 0815 (TORRENS PORTION)

1.   Certificate No. 159421
     The East 165 feet of the West 825 of the South 25 rods of the North 55 rods of Lot 5, Auditor's Subdivision No. 278, Hennepin County, Minnesota.
     That part of Lot 5 described as follows: A strip of land 165 feet in width, lying between two parallel lines and running through Lot Five Auditor's Subdivision No. 278, Hennepin County, Minnesota; the center line of which is described as follows: Commencing at a point which is 168 feet South and 742.5 feet East of the Northwest corner of the Southwest Quarter of Northwest Quarter of Section 23, Township 27 North, Range 24 West, thence South 59 Degrees 45 minutes East; except that part thereof lying West of a line drawn parallel with the West line of said Lot and distant
     25 rods East therefrom, measured parallel with the North line of said Lot. Reserving to Sarah F. Parker, her heirs and assigns, an Easement of Right of Way over and across the Southerly 4 rods thereof, as shown in deed
     Doc. No. 318054;
     Reserving to Sarah F. Parker, her heirs and assigns, an Easement of Right of Way over and across a strip of land 2 rods in width located thereon the center line of which strip is described as follows: Commencing at a point on the Northerly boundary of the strip hereby conveyed, which said point of beginning is 182.7 feet Southeasterly (measured along said Northerly boundary) from a point which is 120.6 feet South and 825 feet East of the Northwest corner of the Southwest Quarter of the Northwest Quarter of
     Section 23, T. 27 N., R. 24 W.; Thence continuing Southwesterly on a 10 degree curve (approximately) to the Southerly boundary of said strip hereby conveyed, said center line of said 2 rod strip intersecting the center line of said strip hereby conveyed at a point which is 222 feet Southeasterly at an angle of 128 degrees 15 minutes from a point 168 feet South and 742.5 feet East of the said Northwest corner of the Southwest Quarter of the Northwest Quarter of said Section 23, T. 27 N., R. 24 W. as shown in deed Doc. No. 318054;

2.   Certificate No. 179884
     A strip of land 165 feet in width, lying between two parallel lines and running through Lot 9, Auditor's Subdivision No. 278, Hennepin County, Minnesota, the center line of which is described as follows: Commencing at a point which is 168 feet South and 742.5 feet East of the Northwest corner of the Southwest Quarter of Northwest Quarter of Section 23, Township 27 North, Range 24 West, thence South 59 Degrees, 45 Minutes East.
     Subject to a right of way for a road along the Minnesota River;
     Subject to Easements shown in Doc. Nos. 73196 & 73197 as referred to in deed Doc. No. 357748;
     Reserving to Elmer R. Amell & Teresa C. Amell, husband and wife, their heirs and assigns, the right to cross and recross the above land on foot or with vehicles, in such manner as not to interfere with Northern States Power Company's structures, wires and appurtenances as located as shown in deed Doc. No. 357748;

3.   Certificate No. 158837
     That part of Lot 8 in Auditor's Subdivision No. 278, Hennepin County, Minnesota described as follows: A strip of land 165 feet in width, lying between two parallel lines and running through Lot 8 Auditor's Subdivision Number 278, Hennepin County, Minnesota, the center line of which is described as follows: Commencing at a point which is 168 feet South and
     742.5 feet East of the Northwest corner of the Southwest Quarter of Northwest Quarter of Section 23, Township 27 North, Range 24 West, thence South 59 Degrees, 45 Minutes East.
     Reserving to Herbert P. Clarke and Delphine M. Clarke, husband and wife, their heirs and assigns, the right to cross and recross the land on foot or with vehicles in such manner as not to interfere with Northern States Power Company's structures, wires and appurtenances as located by said Company from time to time upon the premises, as contained in deed
     Doc. No. 317053;

4.   Certificate No. 158825
     A strip of land 165 feet in width, lying between two parallel lines, the center line of which is 742.5 feet East of and parallel to the West line of
     Section 2, Township 27, North, Range 24 West and running through that part of Lots 1 and 2 said Section, Township and Range, described as follows:
     Commencing at a point on the East line of said Lot 2, 54 rods south of the Northeast corner of said Lot 2, thence South along the East line of said Lot 2 and the extension thereof produced South to a point which is 363.9 feet South of the Southeast corner of said Lot 2; thence West and parallel to the South line of said Lot 2, 926.9 feet to the intersection of the old Military Reserve line; thence Northwesterly along said Old Military Reserve line to the intersection of the West line of said Lot 2; thence North along the West line of said Lot 2 to a point which is 54 rods South of the Northwest corner of said Lot 2;

     thence East and parallel to the South line of said Lot 2, 1319.7 feet to a point of beginning, according to the United States Government survey thereof.
     Reserving to Rinhold W. Langner and Susie A. Langner, husband and wife, their heirs and assigns, the right to cross and recross the land on foot or with vehicles in such manner as not to interfere with the Northern States Power Company's structures, wires and appurtenances as located by said Company from time to time upon said premises, as contained in deed Doc.
     No. 317047;

5.   Certificate No. 158833
     The East 165 feet of the West 825 feet of that part of Lot 5, Auditor's Subdivision No. 278, Hennepin County, Minnesota, described as follows:
     Commencing at the Northwest corner of Section 23, Township 27 North, Range 24 West; thence East 80 rods along the North line of said Section, thence South at right angles from said Section line, 30 rods; thence West, parallel with the North line of said Section, 80 rods more or less, to the West line of said Section; thence North along the West line of said Section, to the place of beginning, except that part thereof described as follows:
     Commencing at the Northwest corner of Section 23, Township 27 North,
     Range 24 West; thence East along the North line of said Section, 60 rods; thence South at right angles from said Section line, 11 rods; thence West parallel with the North line of said Section, 60 rods more or less, to the West line of said Section; thence North along the West line of said Section to the point of beginning.

     Subject to an easement over a strip of land Two rods wide along the North line of the above premises as a road for the benefit of all present and future owners of Lot Five Auditor's subdivision Number 278, as shown in deed Doc. No. 206202;
     Reserving to Elizabeth H. Pierce, her heirs and assigns, the right to cross and recross the land on foot or with vehicles, in such manner as not to interfere with the Northern States Power Company's structures, wires and appurtenances as located by said Company from time to time upon said premises as contained in deed Doc. No. 317051;

6.   Certificate No. 158831
     The East 165 feet of the West 825 feet of that part of Lot 5, Auditor's Subdivision No. 278, Hennepin County, Minnesota, described as follows:
     Commencing at the Northwest corner of Section 23, Township 27 North, Range 24 West; thence East along the North line of said Section 60 rods; then South at right angles from said Section line, 11 rods; thence West parallel with the North line of said Section, 60 rods more or less, to the West line of said Section; thence North along the West line of said Section to a point of beginning.
     Subject to an easement over a strip of land Two rods wide along the North line of the above premises as a road for the benefit of all present and future owners of Lot 5 Auditor's Subdivision Number 278, as shown in deed Doc. No. 206202;

7.   Certificate No. 158829
     The East 165 feet of the West 825 feet of the North 880 feet of Government Lot 7, Section 11, Township 27 North, Range 24 West.
     Subject to easement for public road; and reserving to Lawrence E.
     Christian and Mary M. Christian, husband and wife, their heirs and assigns, the right to cross and recross the land on foot or with vehicles in such manner as not to interfere with the Northern States Power
     Company's structures, wires and appurtenances as located by said Company from time to time upon said premises, as contained in deed Doc. No. 317049;

8.   Certificate No. 424481
     Par 1: The East 165 feet of the West 825 feet of the South 25 rods of the North 80 rods of Lot 5, Auditor's Subdivision No. 278, Hennepin County, Minnesota, except that part described as follows, to wit: Beginning at a point on the East line of Lot 17, Block 2, Mound Spring Park Addition
     132.35 feet North from the most Southerly corner thereof; thence on an assumed bearing of South 0 degrees 43 minutes West along the East line of said Lot a distance of 132.35 feet; thence North 40 degrees 59 minutes 11 seconds East a distance of 104.34 feet; thence North 51 degrees 45 minutes West a distance of 73.60 feet to a point of curve to the right, having a radius of 100 feet and a central angle of 6 degrees 53 minutes, 37 seconds, thence an arc distance of 12.03 feet along said curve to the point of beginning.

     Par 2: The East 240 feet of the West 825 feet of the North 320 feet of the Southwest Quarter of the Northwest Quarter of Section 23, Township 27 North, Range 24 West, being a part of Lot 5, Auditor's Subdivision Number 278, Hennepin County, Minnesota.
     Reserving to Ralph S. Parker and Rita H. C. Parker, his wife, their heirs and assigns, an Easement of Right of Way over and across the Northerly 2 rods of the Easterly 2 rods thereof and an Easement of Right of Way over and across the Southerly 2 rods thereof as contained in deed
     Doc. No. 317052; (as to Par 1)
     Reserving to Ralph S. Parker and Rita H. C. Parker his wife, their heirs and assigns, an Easement of Right of Way over and across the Northerly 2 rods thereof as contained in deed Doc. No. 317052; (as to Par 2)

9.   Certificate No. 159014
     That part of Lot 10, Auditor's Subdivision No. 278, Hennepin County, Minnesota, which lies Southwesterly of a line drawn from the Northwesterly line of said lot to the Southeasterly line of said lot and drawn midway between the Northeasterly and Southwesterly lines of said lot and which lies between two parallel lines and running through Lot 10, the center line of which is described as follows: Commencing at a point which is 168 feet South and 742.5 feet East of the Northwest corner of the Southwest Quarter of Northwest Quarter of Section 23, Township 27 North, Range 24 west, thence South 59 Degrees, 45 Minutes East.

10.  Certificate No. 158827
     A strip of land 165 feet in width, lying between two parallel lines, the center line of which is 742.5 feet East of and parallel to the West line of
     Section 2 Township 27 North, Range 24, West and running through that part of Government Lot 1, said Section, Township and Range, described as follows: Beginning at a point on a line produced due South, which is 363.9 feet South of the Southeast corner of Government Lot 2, in said Section, Township, and Range; thence at right angles West and parallel with the North line of Government Lot 1, 926.9 feet to the intersection of the Old Military Reserve Line; thence Southeasterly along said Militay Reseve Line,
     961.4 feet, to the South line of said Government Lot 1; thence East along the South line of said Government Lot 1, 446.5 feet; thence at right angles, North 951.5 feet to the point of beginning.
     Reserving to Joseph P. Christian and Lorraine C. Christian, husband and wife, their heirs and assigns, the right to cross and recross the land on foot or with vehicles, and to extend fences across the land when equipped with gates to permit free passage of Northern States Power Company's agents and servants, in such manner as not to interfere with said
     Company's Structures, wires and appurtenances as located by said Company from time to time upon said premises, as contained in deed Doc. No. 317048;

11.  Certificate No. 158823
     The East One Hundred Sixty-five (165) feet of the West Eight Hundred Twenty-five (825) feet of that part of Lot Two (2), Section Two (2), Township Twenty-seven (27) North, Range Twenty-four (24) West, described as follows: Commencing at the Northwest corner of said Lot Two (2), thence South along the West line of said Lot, Eighteen (18) rods; thence East parallel with the North line of said Lot, Eighty (80) rods to the East line of said Lot; thence North along the East line of said Lot, Eighteen (18) rods to the North line of said Lot; thence West along said North line to beginning.
     Reserving to William A. Scholz and Mary E. Scholz, husband and wife, their heirs and assigns, the right to cross and recross the land on foot or with vehicles, in such manner as not to interfere with the Northern States
     Power Company's structures, wires and appurtenances as located by said Company from time to time upon said premises, as contained in deed
     Doc. No. 317046;

     LINE 0840

1.   Certificate No. 631621
     That part of Lot 5, Block 7, Murphys Addition to the Town of Minneapolis, described as follows: Beginning at the Northeast corner of said Lot 5; thence run West on the North line of said Lot 5 for 60 feet; thence run Southeasterly to a point on the East line of said Lot 5, distant 40 feet South of the Northeast corner thereof; thence run North on the East line of said Lot 5 for 40 feet to the point of beginning.
     Subject to sewer pipe, if any, under said premises per recital in Book 728 of Deeds, page 85; Subject to a limitation of the right of access from above described premises to Trunk Highway No. 392 renumbered 94, as acquired by the State in deed Doc No. 1506190; (See Inst)
     Subject to a permanent wall maintenance easement over part of above land, as shown in deed Doc. No. 1506190; (See Inst)

     LINE 0841

1.   Certificate No. 438204
     That part of Lot 6, Block 2, in "Fisher's Second Addition", described as follows: Commencing at the Southwest corner of said Lot 6, thence Northwesterly along the Easterly right of way line of the C.M.St.P. & P.R.R. Co. a distance of 32 feet, thence Northeasterly on a line at right angles to said Easterly right of way line a distance of 20 feet, thence southeasterly on a line distant 20 feet from, measured at right angles to, and parallel with said Easterly right of way line to the South line of said Lot 6, thence West along the South line of said Lot 6 to point of beginning.
     Subject to minerals and mineral rights reserved by the State of Minnesota in Doc. No. 930051;


     LINE 0976

1.   Certificate No. 452850
     Tract A, Registered Land Survey No. 1296, County of Hennepin.
     Together with a perpetual easement for a right-of-way &c as contained in deeds Doc. Nos. 166994, 172210 & 181649; Subject to restrictions as shown in deed Doc. No. 966080;

     MAPLE GROVE RESOURCE CENTER (TORRENS PORTION)

1.   Certificate No. 692555
     That part of Lot 1, Block 1, N S P Warehouse Park, embraced within the plat of B. B and R. Industrial Park 2nd Addition.
     Subject to utility and drainage easements as shown on plat;
     Subject to utility and drainage easements as shown on plat of B.B. and R. Industrial Park 2nd Addition;

2.   Certificate No. 694641
     Lot 2, Block 1, N S P Warehouse Park.
     Subject to utility and drainage easements as shown on plat;

     NINE MILE CREEK SUBSTATION

1.   Certificate No. 800862
     Lot 1, Block 1, Substation Addition.
     Subject to drainage and utility easements as shown on plat;
     Judicial Landmarks are at the following points: The Southeast, Southwest, Northwest and Northeast corners of the Northwest Quarter of the Northeast Quarter of Section 6, Township 27 North, Range 24, West of the 4th Principal Meridian.
     Subject to a power line easement over and across the Northwest Quarter of the Northeast Quarter of said Section 6, Township 27 North, Range 24, West of the Fourth Principal Meridian as shown by record found in Book 264, Miscellaneous Records, page 511, said easement being more fully described as follows: The Northern States Power Company is possessed of a right-of-way and easement over and across a piece or strip of land 50 feet in width, extending across the Northwest Quarter of the Northeast Quarter of Section 6, Township 27 North, Range 24, West of the Fourth Principal Meridian, Hennepin County, Minnesota, running in an Easterly and Westerly direction, the center line of said piece or strip of land being 680 feet, more or less, South of and parallel to the North line of said Section;
     said right-of-way and easement being duly described in that certain Decree of the District Court for the Fourth Judicial District, dated April 6, 1927, filed for record a Document No. 1419832 on May 23, 1927 in the office of the Register of Deeds in and for Hennepin County, Minnesota in Book 264 of Miscellaneous Records at page 511; (Now as to above land)
     Subject to a snow fence easement in favor of the State of Minnesota as set forth in Book 316 of Miscellaneous Records, page 412; (Now as to part of above land)

     OSSEO SUBSTATION

1.   Certificate No. 312290
     That part of the Northeast Quarter of the Southeast Quarter, Section 13, Township 119 North, Range 22 West, described as commencing at a point on the North line of the said Northeast Quarter of the Southeast Quarter 924 feet West along said North line from the Northeast corner thereof; thence South 183 feet along a line which intersects the South line of the Southeast Quarter of said Section 13 at a point on the South line thereof 924 feet West along said South line from the Southeast corner of the Southeast Quarter of said Section 13; thence West a right angles 150 feet; thence North at right angles to the North line of the said Northeast Quarter of the Southeast Quarter; thence East along said North line to the point of beginning.

2.   Certificate No. 417993
     The North 483 feet of the East 250 feet, as measured along the North and East lines thereof of that part of the Northeast Quarter of the Southeast Quarter of Section 13, Township 119, North, Range 22 West, lying Westerly of a line drawn from a point on the North line of the Southeast Quarter a distance of 924 feet West of the Northeast corner thereof to a point on the South line of the Southeast Quarter a distance of 924 feet West of the Southeast corner thereof, excepting that part thereof described as follows, Commencing at a point on the North line of the said Northeast Quarter of the Southeast Quarter 924 feet West along said North line from the Northeast corner thereof; thence South 183 feet along a line which intersects the South line of the Southeast Quarter of said Section 13 at a point on the South line thereof, 924 feet West along said South line from the Southeast corner of the Southeast Quarter of said Section 13; thence West at right angles, 150 feet; thence North at right angles to the North line of the said Northeast Quarter of the Southeast Quarter; thence East along said North line to the point of beginning.

     PARKERS LAKE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 517903
     That part of Lot 1, Block 1, Litton Addition, described as follows:
     Beginning at the Southwest corner of said Lot 1, thence North 300 feet along the West line of said Lot 1; thence East at right angles 45 feet; thence South and parallel with the West line of said Lot 1 a distance of
     285.75 feet to the Southerly line of said Lot 1; thence Southwesterly along the Southerly line of said Lot 1 a distance of 47.20 feet to the point of beginning.
     Subject to utility and drainage easements as shown on plat;

2.   Certificate No. 295547
     Lot 22, "Parker Lake Gardens".

3.   Certificate No. 421185
     Lot 21, "Parker Lake Gardens".

4.   Certificate No. 358128
     Lot 23, "Parker Lake Gardens".

5.   Certificate No. 295465
     Lot 24, "Parker Lake Gardens".

     RIVERSIDE PLANT (TORRENS PORTION)

1.   Certificate No. 86712
     Lots 29 and 30, Block 3, "East Riverside Addition To Minneapolis" Subject to a reservation by the State of Minnesota of minerals and mineral rights;

2.   Certificate No. 86721
     Lots 18, 19, 20, 21, 22, 23, 24, 25, 26 and 27, Block 3, "East Riverside
     Addition to Minneapolis".
     Subject to a reservation by the State of Minnesota of minerals and mineral rights, as shown in Doc. No. 186009;


3.   Certificate No. 293381


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

     All that part of Government Lot 3, lying East of Marshall Street and North of Thirty-first Avenue Northeast in the City of Minneapolis, Minnesota, in
     Section 3, Township 29, Range 24.
     Subject to a reservation by the State of Minnesota of minerals and mineral rights as shown in Doc. No. 564922;

4.   Certificate No. 494733
     Lots 4 to 25 inclusive, Block 4;
     Lots 15, 16, 18, 19, and 23 to 27 inclusive, Block 5;
     all in "Northtown Addition To Minneapolis".

     Together with the right, privilege and easement to construct, operate and maintain its lines for the transmission of electrical energy &c over the East 5 feet of Lots 26 and 27, Block 4, said Addition, as shown in deed Doc. No. 1079301.
     Subject to a reservation by the State of Minnesota of all minerals and mineral rights.
     Subject to a Trust Deed made by Northern States Power Company, a Minnesota corporation, to Harris Trust and Savings Bank, an Illinois corporation, dated February 1, 1937, recorded February 15, 1937, in Book 1917 of Mortgages, page 2, Doc No 1869900, to secure the principal sum of $75,000,000.00, and supplemental indentures to said Trust Deed, certified copies of which indentures are recorded in Book 1798 of Mortgages, page 145, Doc No 2146520; Book 2195 of Mortgages, page 144, Doc No 2221462; Book 2232 of Mortgages, page 233, Doc No 2316695; Book 2362 of Mortgages, page 377, Doc No 2513696; Book 2434 of Mortgages, page 57, Doc No 2577183; Book 2637 of Mortgages page 125, Doc No 2755906; Book 2804 of Mortgages, page 466, Doc No 2900419; Book 2963 of Mortgages, page 437, Doc No 3028956; Book 3018 of Mortgages, page 181, Doc No 3078869; Book 3068 of Mortgages, page 407, Doc No 3125513; Book 3220 of Mortgages, page 526, Doc No 3266214; Book 3260 of Mortgages, page 139, Doc No 3302543; Book 3312 of Mortgages, page 190, Doc No 3350658; Book 3406 of Mortgages, page 597, Doc No 3431108; and Book 3620 of Mortgages, page 553, Doc No 3615841.

5.   Certificate No. 765030
     That part of Lot 22, Auditor's Subdivision No. 35, Hennepin County, Minn., described as commencing at the Southeast corner of said Lot 22; thence Northwesterly along the Easterly line thereof 160.73 feet to the point of beginning; thence deflecting to the left 79 degrees 11.5 minutes 250 feet; thence Southeasterly parallel to the Easterly line of said Lot 22 to an intersection with a line running parallel to and 40 feet North of the South line of said Lot 22, said 40 feet being measured at right angles to the South line of said lot; thence East parallel to the South line of said Lot 22 to the Easterly line thereof; thence Northwesterly along the Easterly line of said Lot 22 to the point of beginning.

6.   Certificate No. 866653
     The Westerly 13 feet of Lot 12, and
     Lot 17, All in Block 5, "Northtown Addition to Minneapolis".
     Subject to minerals and mineral rights reserved by the State of Minnesota; (as to the Westerly 13 feet of Lot 12)
     Subject to a life estate in favor of Carl W. Anderson and May Anderson, husband and wife as reserved by said parties in Deed Doc. No. 2889899;

     SHOREWOOD SERVICE CENTER ADDITION (TORRENS PORTION)

1.   Certificate No. 503881
     The West 200 feet, measured at right angles to the West line, of that part of Tract A, Registered Land Survey No. 482, County of Hennepin, lying Northerly of a line drawn Easterly from a point on the West line of said Tract A, said point being 100 feet Southerly of the Northwest corner of said Tract A, to a point on the East line of said West 200 feet, distant 100 feet Southerly of the Northeast corner of said West 200 feet.

     WILSON SUBSTATION (TORRENS PORTION)

1.   Certificate No. 203978
     That part of North 82 1/2 feet of the South 445.65 feet of the East 528 feet of the Northeast Quarter of Northwest Quarter of Section 3, Township 27, Range 24 which lies south of a line drawn parallel with the North line of said


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

     Section from a point on the East line of said Northeast Quarter of Northwest Quarter 701.25 feet South along said line from the NE corner of said Section.
     Subject to a power line easement in favor of the Northern States Power Company created by instrument of record in Book 966 of Deeds, Page 190, covering the following described property: The South 3.75 feet of the North 705 feet of the East 528 feet of the East 1/2 of the Northwest Quarter of Section 3, Township 27, Range 24, and that part of the South
     50 feet of the North 705 feet of the East 1/2 of the Northwest Quarter of
     Section 3, Township 27, Range 24, lying West of the East 528 feet thereof;

2.   Certificate No. 387617
     Tract N, Registered Land Survey No. 861, Hennepin County, Minnesota.


                                        HOUSTON COUNTY

     The following described real property, situate, lying and being in the County of Houston, to-wit:

                                     ABSTRACT

     LA CRESCENT SUBSTATION

1. The west 172.21 feet of Block 33 of the Original Plat to the City of La Crescent according to the official plat thereof on file and of record in the Office of the County Recorder in and for Houston County, Minnesota, except the South 10 feet thereof.


                                        KANDIYOHI COUNTY

     The following described real property, situate, lying and being in the County of Kandiyohi, to-wit:

                                     ABSTRACT

     NEW LONDON SUBSTATION

1. The Easterly seventy-five (75) feet of Lot Six (6), Block Seven (7) in Larson, Adams and Sperry's Addition to the Village of New London, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Kandiyohi County, Minnesota.


     LAKE LILLIAN SUBSTATION

1. Commencing at a point Seventy-five (75) feet south and Thirty-three (33) feet east of the northwest corner of Section Twenty-four (24), Township One Hundred Seventeen (117) North, Range Thirty-four (34) West; thence south, and parallel with the west section line, for a distance of One Hundred
     (100) feet; thence east, and parallel with the north section line, for a distance of One Hundred Fifty (150) feet; thence north, and parallel with the west section line, for a distance of One Hundred (100) feet; thence west, and parallel with the north section line, for a distance of One Hundred Fifty (150) feet to the point of beginning. The above tract being a part of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4), Section Twenty-four (24), Township One Hundred Seventeen (117) North, Range Thirty-four (34) West.


     ATWATER SUBSTATION


1. That part of the Southwest Quarter of Southwest Quarter (SW 1/4 SW 1/4) of Section One (1), Township One Hundred Nineteen (119), Range Thirty-three
     (33), to-wit:


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

         Commencing at a point on the east line of Garfield Avenue Hall's Addition to Atwater and Fifty (50) feet north of the south section line of Section One (1), Township One Hundred Nineteen (119), Range Thirty-three (33); thence north along the east line of said Garfield Avenue a distance of Fifty (50) feet; thence east parallel to said south line of Section One (1) a distance of Fifty (50) feet; thence south parallel to the east line of said Garfield Ave. a distance of Fifty (50) feet; thence west a distance of Fifty (50) feet to the point of beginning.

2. That part of the SW 1/4 of the SW 1/4 of Section 1, Township 199, Range 33, described as follows: Commencing at the intersection of the South line of said Section 1 and the Southerly extension of the East line of Garfield Street as platted in HALL'S ADDITION, as of public record, Kandiyohi County, Minnesota; thence on an assumed bearing of N 0(Degree)12'39" E, along last said line, 100.00 feet to the point of beginning of the parcel herein described; thence continuing on a bearing of N 0(Degree)12'39" E,
     50.00 feet; thence on a bearing of EAST; parallel to the South line of said
     Section 1, a distance of 50.00 feet; thence on a bearing of S 0(Degree)12'39" W, 50.00 feet; thence on a bearing of WEST, 50.00 feet to the point of beginning.


                                         LESUEUR COUNTY

     The following described real property, situate, lying and being in the County of LeSueur, to-wit:

                                     ABSTRACT

     WATERVILLE SUBSTATION & OFFICE

1. South Half (S 1/2) of Lot Twelve (12) and North Half (N 1/2) of Lot Thirteen (13), Block Thirty-two (32), P.P.&H. Addition to the City of Waterville, according to the map and plat thereof on file and of record in the Office of the Register of Deeds in and for LeSueur County, Minnesota.

     WATERVILLE SUBSTATION

1. Lot Sixteen (16) and the North Fifty (50) feet of Lot Seventeen (17), Block Thirty-two (32), in Parsons, Paquin & Hitchcock's Addition to the Town of Waterville, LeSueur County, Minnesota, according to the duly recorded plat thereof on file and of record in the Office of the Register of Deeds in and for said County of LeSueur and State of Minnesota.

     WATERVILLE OFFICE

1. South Half (S 1/2) of Lot Twelve (12) and North Half (N 1/2) of Lot Thirteen (13), Block Thirty-two (32), P.P.&H. Addition to the City of Waterville, according to the map and plat thereof on file and of record in the Office of the Register of Deeds in and for LeSueur County, Minnesota.

     LINE 0708

1.   Lots Numbered Ten (10), Eleven (11), Thirteen (13), Fourteen (14), Fifteen
     (15), Sixteen (16), Seventeen (17), Eighteen (18), Nineteen (19), Twenty
     (20), all in Block Thirty-three (33) in Parson's, Paquin and Hitchcock's Addition to the Town of Waterville, according to the recorded plat thereof.

         EXCEPT:
         Lots numbered Ten (10), Eleven (11), all in Block Thirty-three (33), in Parson's Paquin and Hitchcock's Addition to the Town of Waterville, according to the recorded plat thereof.

     LINE 0709

1. Lots Eight (8) and Nine (9) in Block Thirty-five (35) in P.P. & H's Addition in the City of Waterville.


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

     LAKE EMILY SUBSTATION

1. Commencing at the Southwest corner of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Twenty-six (26) West; thence due North on the West line of said Section Twenty-four (24), Two Thousand Five Hundred Forty-eight (2,548) feet to a point on the Northerly right of way line of M.T.H. No. 99 said point being the place of beginning of the following described tract; thence continuing due North on said West line of Section Twenty-four (24), Two Hundred Seventeen and Five Hundredths (217.05) feet; thence due East Two Hundred Eight and Seventy-one Hundredths (208.71) feet; thence due South and parallel to the said West line of Section Twenty-four (24), Two Hundred and Thirty-eight Hundredths (200.38) feet to a point on the Northerly right of way line of said M.T.H. No. 99; thence South Eighty-five Degrees Twenty-six Minutes (85(Degree) 26') West, Two Hundred Nine and Thirty-eight (209.38) feet to the place of beginning. Said tract contains One (1) acre of land, more or less.


                                         LINCOLN COUNTY

     The following described real property, situate, lying and being in the County of Lincoln, to-wit:

                                     ABSTRACT

     BUFFALO RIDGE WIND GENERATION PROJECT

1. The NW 1/4 of Section 22, Township 109 North, Range 45 West of the 5th Principal Meridian excepting therefrom a ten acre parcel described as follows:

     Commencing at the Northeast corner of said NW 1/4, thence South 89 degrees 00 minutes 33 seconds West, assumed bearing, along the North line of said NW 1/4, a distance of 190.00 feet, to the point of beginning; thence continuing South 89 degrees 00 minutes 33 seconds West along said North line a distance of 530.00 feet; thence South 00 degrees 06 minutes 43 seconds West, a distance of 821.89 feet; thence North 89 degrees 00 minutes 33 seconds East, parallel with said North line a distance of 530.00 feet; thence North 00 degrees 06 minutes 43 seconds East a distance of 821.89 feet to the point of beginning.



                                   LYON COUNTY


     The following described real property, situate, lying and being in the County of Lyon, to-wit:



                                     ABSTRACT



     LAKE YANKTON SUBSTATION

1. The South Six Hundred Seventy (670) feet of the North One Thousand One Hundred Ten (1,110) feet of the East Three Hundred Forty (340) feet of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of Section Fifteen (15), Township One Hundred Nine (109) North, Range Forty Two (42) West.

     YELLOW MEDICINE SUBSTATION

1. Beginning from the northwest corner of the Northwest Quarter (NW 1/4) of Northeast Quarter (NE 1/4), Section Twelve (12), Township One Hundred Thirteen (113) North, Range Forty (40) West; thence south along section line a distance of Fifty (50) feet to the place of beginning; thence east along the south right-of-way line of State Aid Road No. 8 for a distance of Two Hundred (200) feet, thence south parallel with said section line for a distance of Two Hundred (200) feet; thence west, parallel with the south right-of-way line of State Aid Road No. 8 for a distance of

     Two Hundred (200) feet; thence north, along said section line for a distance of Two Hundred (200) feet to the place of beginning.

2. Beginning from the Northeast corner of the Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4 ), Section Twelve (12), Township One Hundred Thirteen (113) North, Range Forty (40) West; thence South, along section line distance of fifty (50) feet to the place of beginning; thence West along the South right-of-way line of State Aid Road No. 8 for a distance of Fifteen (15) feet; thence South parallel with said section line for a distance of two hundred (200) feet; thence East parallel with the south right-of-way line of State Aid Road No. 8 for a distance of Fifteen (15) feet; thence North along said section line for a distance of Two Hundred
     (200) feet to the place of beginning.

     TRACY SWITCHING STATION

1. All that part of the Southwest quarter of the Southwest quarter (SW 1/4 of SW 1/4) Section Fourteen (14), Township One Hundred Nine (109), Range Forty
     (40) included within and bounded as follows: Beginning at a point thirty-three (33) feet north and thirty-three (33) feet east of the Southwest corner of said SW 1/4 of SW 1/4 of Sec. 14; thence east along the North line of highway a distance of one hundred feet; thence at right angles north a distance of Tow Hundred Seventeen and Eight-tenths (217.8) feet thence at right angles west and parallel to the first named course a distance of one hundred (100) feet, to the east line of highway; thence at right angles south and along the said east line of highway a distance of two hundred seventeen and eight-tenths (217.8) feet to point of beginning; and containing one-half (1/2 ) acre.

     TRACY SUBSTATION

1. That part of the tract of land situated in the Town (now City) of Tracy in said County known as "reserve" bounded as follows:

         On the northeasterly side by a line parallel with and distant southwesterly one hundred twenty-five (125) feet from the southwesterly line of Morgan Street; on the southeasterly side by the northwesterly line of Sixth Street on the southwesterly side by a line parallel with and distant one hundred seventy-five (175) feet southwesterly from the southwesterly line of Morgan Street; and on the northwesterly side by a line parallel with and distant northwesterly one hundred sixty-five (165) feet from the northwesterly line of Sixth Street, as said streets are laid down and described on the Plat of said Town (now City) of Tracy.

2. That part of the tract of land situated in the town (now City) of Tracy, Minnesota, known as "reserve" bounded and described as follows:

         Commencing at a point on the Northwesterly line of 6th Street at its intersection with the Southwesterly line of Morgan Street; running thence Northwesterly along the Southwesterly line of Morgan Street one hundred sixty-five (165) feet; thence at right angles and parallel with 6th Street Southwesterly one hundred twenty-five (125) feet; thence Southeasterly at right angles and. parallel with Morgan Street one hundred sixty-five (165) feet to the Northwesterly line of 6th Street; thence Northeasterly along the Northwesterly line of 6th Street one hundred twenty-five (125) feet to the place of beginning, except that part of the above described tract upon which the city jail of the City of Tracy is now situated, which said tract is described as follows: commencing at a point on the Northwesterly line of 6th Street one hundred seventy-five (175) feet Southwesterly from the Southwesterly line of Morgan Street; thence Northeasterly and parallel with 6th Street sixty (60) feet; thence Northwesterly and at right angles thirty-five (35) feet; thence Southwesterly and parallel with 6th Street sixty (60) feet; thence Southeasterly and parallel with Morgan Street thirty-five (35) feet to the place of beginning.

                 EXCEPT
                 That part of the unplotted tract in Second Railway Addition extension in the City of Tracy, Minnesota, located in the Northwest Quarter (NW 1/4) of Section Twenty-three (23) Township One Hundred Nine (109) North, Range Forty (40) West, Lyon County, Minnesota described as follows: commencing at the Northeast corner of the unplotted tract in the Second Railway Addition Extension of the City of Tracy, Minnesota, located in the Northwest One-quarter (NW 1/4) of Section twenty-three (23), Township One Hundred and Nine
                 (109) North, Range Forty (40)


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

                 West, of Lyon County, Minnesota, bound by Morgan Street on the North, Sixth Street on the East, South Street on the South and Eighth Street on the West, thence Southerly a distance of 115' 0" along Sixth Street, thence Westerly parallel to Morgan Street a distance of 35' 0", thence Southerly parallel to Sixth Street a distance of 60' 0", thence Westerly parallel to Morgan Street a distance of 130'0", thence Northerly parallel to Sixth Street a distance of 103' 9", thence Easterly parallel to Morgan Street a distance of 44' 7", more or less, to the wall of the existing building, thence Northerly along said wall 34' 3", more or less, to the corner of the building, thence Easterly along said wall 37' 5", thence Northerly parallel North line of said unplotted tract, thence Easterly along said North line 83' 0", more or less, to the place of beginning.

     TRACY OFFICE, WAREHOUSE AND GARAGE

1. City of Tracy, County of Lyon, Minnesota. All that part of the Northwest quarter (NW 1/4) of Section 23 in Township One Hundred Nine (109) North, Range Forty (40) West, bounded and described as follows, to-wit:

         Commencing at a point in the Southerly line of Morgan Street distant Westerly One Hundred Sixty-Five (165) feet from its intersection with the Westerly line of Sixth Street and running thence Southerly parallel with said Westerly line of Sixth Street, a distance of One Hundred Seventy-Five (175) feet; thence Easterly parallel with said Southerly line of Morgan Street said Westerly line of Sixth Street; thence Southerly along said Westerly line of Sixth Street, a distance of Two Hundred (200) feet; thence Westerly parallel with said Southerly line of Morgan Street to the Easterly line of Seventh Street produced and extended Southerly; thence Northerly along said extended Easterly line of Seventh Street to said Southerly line of Morgan Street; thence Easterly along said Southerly line of Morgan Street to the point of beginning.

     COTTONWOOD SUBSTATION

1. That part of Northeast Quarter (NE 1/4) of Section Nine (9), Township One Hundred Thirteen (113) North, Range Forty (40), West, described as follows, to wit: Commencing at a point which is Thirty-three (33) feet West and Thirty-three (33) feet South of the Northeast corner of said Section Nine
     (9), thence West a distance of Seventy-five and four-tenths (75.4) feet to the Easterly right-of-way line of the Great Northern Railway Company, thence Southwesterly along said Easterly right-of-way line a distance of Seventy-nine and two-tenths (79.2) feet, thence East a distance of One Hundred One (101) feet to a point which is Thirty-three (33) feet West of the East line of Section Nine (9), thence North parallel to the East section line and Thirty-three (33) feet Westerly thereof a distance of Seventy-five (75) feet to the place of beginning.

     BALATON SUBSTATION

1. All that part of the Northeast Quarter (NE 1/4) of Southwest Quarter (SW 1/4) in Section Twenty-three (23),Township One Hundred Nine (109), Range Forty-two (42) in the Village of Balaton, Minnesota, described as follows:

         Beginning at a point on the southwesterly right of way limits of the Chicago and Northwestern Railroad, where the southeasterly lire of 5th Street extended intersects the said southwesterly right of way limits, then southwesterly along said southeast line of 5th Street extended a distance of One Hundred Fifty-eight and Two-tenths (158.2) feet to the northeasterly right of way limits of County Aid Road No. 35, thence southeasterly along said northeasterly right of way limits of County Aid Road No. 35, One Hundred Two and Six-tenths (102.6) feet, thence northeasterly and parallel to the said southeasterly line of 5th Street extended, a distance of One Hundred Forty-one and Three Tenths (141.3) feet to the southwesterly right of way limits of the said Chicago and Northwestern Railroad, thence northwesterly along the southwesterly right of way limits of said railroad One Hundred (100) feet to place of beginning.

                                  MCLEOD COUNTY

     The following described real property, situate, lying and being in the County of McLeod, to-wit:

                                     ABSTRACT

     PLATO SUBSTATION

1.   That part of the East Half of Southwest Quarter (E 1/2 SW 1/4) Section Two
     (2), Township One Hundred Fifteen (115) Range Twenty-seven (27) described as follows, to-wit:

         Beginning Twelve Hundred Ninety-five (1295) feet north and Five
         Hundred Forty-two (542) feet, S. 66DEG.13' W. of the South Quarter corner of said Section Two (2) to a point on the North line of County Aid Road No. 68, thence parallel Southwesterly on the North line of County Aid Road No. 68, One Hundred (100) feet, thence Northwesterly at an angle of 90DEG.00' a distance of Fifty (50) feet, thence Northeasterly at an angle of 90DEG.00' a distance of One Hundred (100) feet, thence Southeasterly at an angle of 90DEG.00' Fifty (50) feet, to point of beginning.

     NON-OPERATING LAND

1. Beginning at a point One Hundred Forty Seven and Three Tenths (147.3) feet South of the Southwest corner of Block Twenty Three (23), said point being the Southwest corner of Northern States Power Company property on the West line of Lot Twenty Eight (28) in the Town of Stewart, according to the plat thereof on file and of record in the office of the Register of Deeds of McLeod County, Minnesota; thence South along said West line of Lot Twenty Eight (28) a distance of Fifteen (15) feet; thence Easterly a distance of Fifty (50) feet; thence Northerly a distance of Fifteen (15) feet to the Southeast corner of Northern States Power Company property; thence Westerly Fifty (50) feet to the place of beginning above described, being a part of Lot Twenty Eight (28), Auditor's Plat of Section Thirty One (31), Township One Hundred Fifteen (115) North, Range Thirty (30) West.

     AND,

2. Beginning at a point Ninety-three and Six Tenths (93.6) feet South of the Southwest corner of Block Twenty-three (23), said point being on the South right-of-way line of Trunk Highway Number Two Hundred Twelve (212) and on West line of Lot Twenty-eight (28) in the Town of Stewart, according to the plat thereof on file and of record In the office of the Register of Deeds of McLeod County, Minnesota, and running thence South fifty-three and Seven Tenths (53.7) feet, thence East Fifty (50) feet, thence North Fifty (50) feet, thence Westerly and Northerly Fifty and Eight Tenths (50.8) feet to place of beginning.

         Above described Parcels 1 and 2 being a part of Lot Twenty-eight (28), Auditor's Plat of Section Thirty-one (31), Township One Hundred Fifteen (115) North, Range Thirty (30) West, according to the plat thereof on file in the office of the Register of Deeds of McLeod County, Minnesota.

3.   Beginning at a point on the East line of Lot 29 of Auditor's Plat of
     Section 31, Township 115 North, Range 30 West, according to the plat thereof on file in the office of the Register of Deeds of McLeod County, Minnesota, 197.3 feet South of the Southwest corner of Block 23 in the Village of Stewart, Minnesota; thence West and parallel to the South line of said Lot 29, a distance of 100 feet; thence North and parallel to the East line of said Lot 29 a distance of 120.6 feet to the southerly right-of-way line of Trunk Highway No. 212; thence easterly along the said southerly right-of-way line 101.3 feet to the East line of said Lot 29; thence South along the said East line a distance of 103.7 feet to point of beginning.

     LESTER PRAIRIE SUBSTATION

1. That part of the Southwest Quarter of Southwest Quarter (SW 1/4 of SW 1/4) of Section Twenty-six (26), Township One Hundred Seventeen (117) North, Range Twenty-seven (27) West, described as follows, to-wit:

         Beginning at a point Seventy-five (75) feet North and One Hundred Thirty-three (133) feet East of the Southwest corner of Section Twenty-six (26), thence running East Seventy-five (75) feet, thence North One Hundred (100) feet, thence Westerly One Hundred Seventy-five (175) feet, thence Southeasterly One Hundred Forty-one and Forty-two Hundredths (141.42) feet to place of beginning.


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     BROWNTON SUBSTATION

1. Two tracts of land lying in Government Lots One (1) and Two (2) of Section Thirty One (31), Township One Hundred Fifteen (115) North, Range Twenty Nine (29) West, McLeod County, Minnesota, more particularly described as follows:

         TRACT ONE: Beginning at the Southeast corner of said Government Lot One
         (1), thence Northerly and along the East line of said Government Lot One (1), One Hundred (100) feet; thence Westerly at a Ninety Degree Angle to the left from the said East line of said Government Lot One
         (1), Two Hundred Thirty Three (233) feet; thence Southerly at a
         Ninety Degree angle and parallel to the East line of said Government Lot One (1), One Hundred (100) feet, more or less, to the South line of said Government Lot One (1); thence Easterly and along the South line of said Government Lot One (1) to the point of beginning.

         TRACT TWO: Beginning at the Northeast corner of said Government Lot Two
         (2); thence Westerly and along the North line of said Government Lot Two (2), to a point of intersection with a line lying parallel to and Two Hundred Thirty Three (233) feet Westerly from the East line of said Government Lot Two (2); thence along said parallel line, Southerly One Hundred Eighty Nine and Ninety Two Hundredths (189.92) feet, more or less, to the center line of existing township road; thence Northerly and Easterly to the point of beginning.

2. That part or Government Lot One (1) of Section Thirty-one (31) Township One Hundred Fifteen (115) North, Range Twenty-nine (29) West, McLeod County, Minnesota, more particularly described as follows:

         Beginning at a point on the East line of said Government Lot One (1), One Hundred (100) feet North of the Southeast corner of said Lot; thence Westerly at a Ninety Degree angle to said line a distance of Two Hundred Thirty-three (233) feet; thence North along a line parallel to the East Line of said Government Lot One (1) a distance of Fifty (50) feet; thence Easterly to a point on said East line of Government Lot One (1), Fifty (50) feet North of the point of beginning; thence South to the point of beginning.

     WINSTED SUBSTATION

1. That part of the East Ten (10) acres of Northeast Quarter of Northeast Quarter (NE 1/4 NE 1/4) of Section Ten (10), Township One Hundred Seventeen
     (117) North, Range Twenty-Seven (27) West, described as follows, to-wit:

         Beginning at a point Four Hundred Twenty (420) feet South and Fifty
         (50) feet West of the Northeast corner of said Section, Township and Range, and running West Seventy-Five (75) feet, thence South Seventy-Five (75) feet, thence East Seventy-Five (75) feet, thence North Seventy-Five (75) feet to the place of beginning.

2. Beginning at a point 420 feet South and 50 feet West of the Northeast corner of the Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of
     Section 10, Township 117 North, Range 27 West, McLeod County, Minnesota, thence East, parallel with the North line of said Northeast Quarter, 50 feet; thence South, along the east line of said Northeast Quarter, 75 feet; thence West, parallel with the North line of said Northeast Quarter, 50 feet; thence North 75 feet to the point of beginning.


                                         MEEKER COUNTY

     The following described real property, situate, lying and being in the County of Meeker, to-wit:

                                     ABSTRACT

     DASSEL SUBSTATION


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

1. All that part of the Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4), Section Thirty-four (34), Township One Hundred Nineteen (119) N., Range Twenty-nine (29) W., included within and bounded as follows, to-wit:
         Beginning at a point in the Public Highway Thirty-two (32) rods
         South of the Northwest corner of said Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4), Section Thirty-four (34), Township One Hundred Nineteen (119) N., Range Twenty-nine (29) W.; thence East and at right angles to the West line of said Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4) a distance of five (5) rods;
         thence at right angles North and parallel with the West line of said Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4), a distance of Eight (8) rods; thence at right angles West a distance of Five
         (5) rods to the West line of said Southwest Quarter (SW 1/4) of Northeast Quarter (NE 1/4); thence at right angles South and along the said West line of Southwest Quarter (SW 1/4) of Northeast
         Quarter (NE 1/4) a distance of Eight (8) rods to the point of beginning, containing One-quarter (1/4) acre.

     EDEN VALLEY SUBSTATION

1. Lots 1, 2 and 3, Block 13, VILLAGE OF EDEN VALLEY, according to the plat thereof now on file and of record in the Office of the Register of Deeds in and for Meeker County, Minnesota;
         EXCEPT

         The southerly twenty-two (22) feet thereof of Lot 3 of Block 13.

     WATKIN SUBSTATION

1. All those tracts or parcels of land lying and being in the County of Meeker, State of Minnesota, described as follows, to wit:


         Lot twelve (12), Block one (1), Village of Watkins, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Meeker County.

                                         MOWER COUNTY

     The following described real property, situate, lying and being in the County of Mower, to-wit:

                                     ABSTRACT

     ADAMS SUBSTATION

1. All that part of the East Four Hundred (400) feet of the Southwest Quarter (SW 1/4) of Section Seven (7), Township One Hundred One (101) North, Range Fifteen (15) West lying Southerly of the Southerly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad together with the East Four Hundred (400) feet of the North Six Hundred Sixty (660) feet of the Northwest Quarter (NW 1/4) of Section Eighteen (18), Township One Hundred One (101) North, Range Fifteen (15) West; the above described property all lying in Mower County, Minnesota.


                                         MURRAY COUNTY

     The following described real property, situate, lying and being in the County of Murray, to-wit:

                                     ABSTRACT

     HADLEY SUBSTATION

1. Beginning at a point Thirty-three (33) feet south and Fifty (50) feet east of the northwest corner of the Northeast Quarter (NE 1/4) of Section Twenty-three (23), Township One Hundred Six (106) North, Range Forty-two
     (42) West; thence south, and parallel with the north-south Quarter (1/4) line of said section, for a distance of One Hundred (100) feet; thence east, and parallel with the North section line of said section, for a distance of One Hundred Fifty


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

     (150) feet; thence north, and parallel with the north-south quarter
     (1/4) line of said section, for a distance, of One Hundred (100) feet; thence west, and parallel with the north section line of said section, for a distance of One Hundred Fifty (150) feet to the point of beginning.

     SLAYTON SUBSTATION

1. Lot One (1) of the West half of the North East Quarter of the North West Quarter of Section Twenty-two (22) in Township One Hundred and Six (106) North, of Range Forty-one (41) West of the Fifth Principal Meridian and containing Five Hundredths (.05) of an acre according to the plat thereof on file in the Office of the Register of Deeds, Murray County, Minnesota.

     SOUTH RIDGE SUBSTATION

1. The North 220 feet of the East 200 feet of the West 235 feet of the NE 1/4 of Section 24, Township 106 North, Range 43 West.

     CHANARAMBIE SUBSTATION

1. The North Six Hundred Sixty Feet (660.00 ft.) of the West Nine Hundred Ninety Feet (990.00 ft.) of Government Lot Two (2), located in the Northeast Quarter (NE1/4) of Section Six (6), Township One Hundred Six
     (106) North, Range Forty-Three (43) West.


                                    NICOLLET COUNTY

     The following described real property, situate, lying and being in the County of Nicollet, to-wit:

                                       ABSTRACT

     FORT RIDGLEY SUBSTATION

1. A tract of land in the SW 1/4 of the SW 1/4 of Section 5 and in the North half of the NW 1/4 of Section 8, all in Township 110 North, Range 30 West of the Fifth Principal Meridian in Nicollet County, Minnesota, more particularly described as follows:

         Beginning at the northeast corner of the NW 1/4 of the NW 1/4 of said
         Section 8, thence N 88DEG.50'50" E along the North line of said
         Section 8, a distance of 1116.84 feet; thence S 01DEG.05'33" E, a distance of 290.00 feet; thence S 88DEG.50'50" W, a distance of 1409.78 feet; thence N 06DEG.46'42" E, a distance of 204.80 feet; thence N 18DEG.47'55" E, a distance of 92.72 feet to a point in the North line of said Section 8; thence N 36DEG.31'55" E, a distance of
         363.84 feet to a point in the East line of the said SW 1/4 of the SW 1/4 of Section 5; thence South along the said East line of the SW 1/4 of the SW 1/4 of Section 5 to the Point beginning and containing 70 acres more or less and subject to easements now of record in said County and State.

2. The West 500 feet of the South 400 feet of the Southeast Quarter of the Southwest Quarter (SE1/4 of SW1/4) of Section 5, Township 110 North, Range 30 West.

     LAFAYETTE SUBSTATION

1. A certain tract of real estate situated in the Northeast quarter of the Northeast quarter of Section eleven (11) in Township one hundred eleven
     (111) North of Range thirty (30) West, described as follows; to-wit:

         Commencing at the point of intersection of the Easterly line of the right-of-way of the Minneapolis and St. Louis Railway Company with a line drawn parallel with the North line of said Section 11, at a distance of 33 feet Southerly therefrom, which said line is the Southerly line of highway running East and West along the Northerly side of said Section 11; thence running East along said southerly line of highway and parallel with and distance 33 feet Southerly from the North line of said Section 11 a distance of 75 feet; thence


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

         Southerly at right angles 75 feet; thence Westerly at right angles about 75 feet to the Easterly line of said right-of-way; thence Northerly along said Easterly line of right-of-way to the place of beginning.

2. All that part of the northeast quarter of the northeast quarter (NE 1/4 of NE 1/4), Section eleven (11), Township one hundred and eleven (111), Range thirty (30), included within and bounded as follows, to wit: Commencing at the intersection of the Easterly line of the Minneapolis & St. Louis Railway Company's right-of-way, with a line drawn parallel to and 33 feet South of the North line of said Section 11; thence East along the Southerly line of Public Highway and 33 feet South of said North line of Section 11, a distance of 75 feet to point of beginning; thence east from said point of beginning and along a Southerly line of Public Highway a distance of seventy and two tenths (70.2) feet; thence South and at right angles to said Public Highway and section line a distance of seventy-five (75) feet; thence West and parallel to said Public Highway and section line a distance of seventy and two tenths (70.2) feet; thence at right angles North a distance of seventy-five (75) feet to point of beginning. It being the intention hereof to convey a tract 70.2 feet East and West by 75 feet north and South lying adjacent to and immediately East of that certain tract formerly conveyed by grantors to grantees herein as recorded in Book 43 of Deeds on Page 287.

     EXCEPT,
     All that part of the following described tract:

         That part of the northeast quarter of the northeast quarter (NE 1/4 NE 1/4) of section 11, township 111 north, range 30 west, described as follows: Commencing at the intersection of the easterly line of the Minneapolis & St. Louis Railway Company's right of way with a line drawn parallel to and 33 feet south of the north line of said section 11; thence east along the southerly line of public highway and 33 feet south of said north line of section 11, a distance of 75 feet to point of beginning; thence east along the southerly line of said public highway a distance of 70.2 feet; thence south and at right angles to said highway and section line 75 feet; thence west and parallel to said highway and section line 70.2 feet; thence at right angles north 75 feet to point of beginning:

     which lies northeasterly of a line run parallel with and distant 50 feet southwesterly of the following described line:

         Beginning at a point on the south line of said section 11, distant 4 feet west of the southeast corner thereof; thence run northerly at an angle of 90DEG.14' with said south section line (when measured from west to north) for 2657.8 feet; thence deflect to the right at an angle of 0DEG.08' for 1760.2 feet; thence deflect to the left on a 3DEG.00' curve (delta angle 18DEG.56') for 631.11 feet; thence on tangent to said curve for 262.6 feet; thence deflect to the right on a 3DEG.00' curve (delta angle 19DEG.02') for 100 feet and there terminating;

     LINE 0950

1. A tract of land in the Northeast corner of the Northeast Quarter (NE1/4) of Section Fifteen (15), Township One Hundred Eight (108) North, Range Twenty-seven (27) West, more particularly described as follows:

     Beginning at a point Thirty-three and two-tenths (33.2) feet South of the Northeast corner of Section Fifteen (15), and on the East line of said Section Fifteen (15), thence West and parallel with the Forth line of said Section Fifteen (15), a distance of Two Hundred Eighteen (218) feet, thence South a Distance of One Hundred Fifty-two (152) feet, thence East and parallel with the North line of said Section, a distance of Two Hundred Eighteen (218) feet to a point on the East Line of said Section, thence North on the East line of said Section Fifteen (15), a distance of One Hundred Fifty-two (152) feet to place of beginning.

     SWAN LAKE SUBSTATION

1. All that part of the E 1/2 of the SE 1/4 of Section 10, Township 109 North, Range 29 West, lying South of the southerly right of way line of Nicollet County Highway No. 25 described as follows:

         Commencing at the Southeast corner of Section 10, Township 109 North, Range 29 West; thence North 00DEG.00'00" East (assumed bearing) along the East line of the SE1/4 of said Section 10, a distance of
         535.37 fee to the southerly right of way line of Nicollet County Highway No. 25; thence North 75DEG.24'00" West, along said southerly right of way line a distance of 1181.97 feet to the point of beginning; thence South


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

         00DEG.02'17" East, 180.00 feet; thence South 89DEG.57'43" West, a distance of 174.16 feet to the West line of the E 1/2 of the SE 1/4 of said Section 10; thence North 00DEG.02'17" West, along said West line, a distance of 225.49 feet to the southerly right of way line of Nicollet County Highway No. 25; thence South 75DEG.24'00" East, along said southerly right of way line, a distance of 180.00 feet to the point of beginning, containing 0.81 acres and subject to any and all easements of record.

     TRAVERSE SUBSTATION

1. Commencing at the Northeast corner of Section Thirty-four (34), Township One Hundred Ten (110) North, Range Twenty-seven (27) West, thence south along the east line of said Section Thirty-four (34), a distance of One Hundred Sixty-four and Two-tenths (164.2) feet; thence west at right angles Ninety Degrees (90DEG.) a distance of Thirty-three (33) feet to the place of beginning; thence continuing along the same line a distance of One Hundred (100) feet; thence south and parallel to the east line of said Section Thirty-four (34) a distance of Three Hundred Thirty-eight and Five-tenths (338.5) feet to the north right of way line of Minnesota Trunk Highway Number 99; thence northeasterly along the north right of way line of Minnesota Trunk Highway Number 99 a distance of One Hundred Seven and One-tenth (107.1) feet to the west line of the Township Road; thence north and parallel to the east line of Section Thirty-four (34) a distance of Three Hundred (300) feet to the place of beginning.


                                    NORMAN COUNTY

     The following described real property, situate, lying and being in the County of Norman, to-wit:

                                      ABSTRACT

     ADA SUBSTATION


1. Beginning at the Northwest corner of Section 15, Township 144 North, Range 46 West, thence east 266 feet, thence south 233 feet, thence west 266 feet to the west line of Section 15, thence north 233 feet to beginning, except County Road and Highway No. 31.


                                  PIPESTONE COUNTY

     The following described real property, situate, lying and being in the County of Pipestone, to-wit:

                                      ABSTRACT

     PIPESTONE POLE YARD

1. Lots 4, 5, and 6, except the North 125 feet thereof; and also the North 50 feet of Lots 7, 8, and 9; and also the vacated alley lying between said Lots 4, 5, and 6 and Lots 7, 8, and 9; all in Block 5, original plat of the City of Pipestone, Pipestone County, Minnesota.

2. The South 50 feet of the North 100 feet of Lots 7, 8 and 9, Block 5, Original Plat of the City of Pipestone, together with the W 1/2 of the vacated alley which lies adjacent to and East of said Lot 9, and together with that part of said Lots 7, 8 and 9 and said W 1/2 of the vacated alley which lies South of the South line of the above described property and North of the North right of way line of the Chicago, Milwaukee, St. Paul and Pacific Railway Company.

     PIPESTONE SUBSTATION & DIESEL PLANT


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

1. Lots One (1), Two (2), Three (3), Ten (10), Eleven (11) and Twelve (12), in Block Five (5), of the Original Plat of Pipestone, Minnesota, except railway right of way thereon.

     PIPESTONE TRANSMISSION SUBSTATION

1. The North One Hundred Twenty-five (125) feet of Lots Four (4), Five (5), Six (6), Block Five (5) of the Original Plat of the Town of Pipestone, as per the accepted plat thereof now on file in the Office of the Register of Deeds of the County of Pipestone


     NORTH JASPER SUBSTATION

1. The East half (E 1/2) of Lot Seven (7) in Block Thirty (30), Sherman's Addition to the Village of Jasper, Minnesota;

     IHLEN SUBSTATION

1. All that portion of Lots 11 and 12 of Block 1 First Addition to the Village of Ihlen, Pipestone County, Minnesota described as follows, to-wit:

     Commencing at the Southeast corner of Lot 12, thence north along the East line of Lots 11 and 12 for a distance of 26 feet, thence west on a line parallel with the said South line of said Lot 12 for a distance of 8 feet, thence South parallel with the said East line of Lots 11 and 12, for a distance of 26 feet to the South line of said Lot 12, thence due East along the said south line of said Lot 12 for a distance of 8 feet to the point of beginning and there terminating.

     LINE 0826

1. Commencing at a point 130 feet West of the Southwest Corner of Lot Two (2) of Walbridge and Moore's Addition to the City of Pipestone, Minnesota, on the North line of Pillsbury Ave. (now Fourth Street N.W.) in said City of Pipestone; running thence West on said North line of Pillsbury Ave., 266 1/2 feet, more or less, to the East line of a northerly extension of 3rd Ave. N.W., in said City of Pipestone; running thence north on said northerly extension of said 3rd Ave, N.W., 250 feet; running thence East parallel with said North line of Pillsbury Ave., 266 1/2 feet, more or less, to a point directly north of place of beginning; running thence South 250 feet to the place of beginning; said tract being in Lot One (1) of the NW 1/4 - l2-l06-46 Pipestone County, Minnesota.

     EDGERTON SUBSTATION

1. Commencing at a point Seven Hundred Ninety-eight (798) feet East of the Southwest corner of the Northeast quarter (NE 1/4) of Section Twenty-eight Township One Hundred Five North, Range Forty-four West (28-105-44); thence Left Eighty-nine degrees Six Minutes (89DEG.06') for One Hundred Eighty-three feet (183') to the point of beginning; Thence North, along the same line Ninety-three and Four Tenths feet (93.4') to the center of the Existing Roadway; thence in a Southeasterly direction along the center of the said existing roadway One Hundred One and Two Tenths feet (101.2'); thence South and parallel with the West line Seventy-Seven and Seven Tenths feet (77.7'); Thence West One Hundred Feet (100') to the point of beginning.

     RUTHTON SUBSTATION

1. That part of the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of Section Eleven (11), Township One Hundred Eight (108) North, Range Forty-four (44) West, described as follows, to wit:

         Commencing at a point that is Fifty (50) feet East and One Hundred Sixty-five (165) feet North of the Southwest corner of said Section Eleven (11), thence East One Hundred (100) feet, thence North One Hundred (100) feet, thence West One Hundred (100) feet, thence South One Hundred (100) feet to place of beginning.


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

     HOLLAND WIND TURBINE STATION

1. Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section Thirty Four (34) Township One Hundred Eight (108) North, Range Forty Four
     (44) West.


                                   POPE COUNTY

     The following described real property, situate, lying and being in the County of Pope, to-wit:

                                     ABSTRACT

     GLENWOOD DIESEL PLANT AND SUBSTATION



1.   Outlot One-A (1-A), Thompson's Addition to Glenwood, except highway.



     VILLARD SUBSTATION



1.   Lot One (1), Block Twenty, Village of Villard



     LOWRY SUBSTATION



1.   The South One Hundred Fifty (150) feet of the East One Hundred Eighty-three
     (183) feet of Government Lot Eight (8), Section One (1), Township One Hundred Twenty-five (125) North, Range Thirty-nine (39) West.


                                 RAMSEY COUNTY

                                     THE FOLLOWING DESCRIBED REAL PROPERTY,
                                     SITUATE, LYING AND BEING IN THE COUNTY OF
                                     RAMSEY, TO WIT:

                                    ABSTRACT

                                     TERMINAL SUBSTATION (ABSTRACT PORTION)

1. That part of Southwest 1/4, Section 17, Township 29, Range 23; commencing at a point 12 1/2 feet distant East measured at right angles from West line of Section 17, Township 29, Range 23 and 33 feet distant North measured at right angles from South line of said Section; thence East on a line parallel with and 33 feet distant North measured at right angles from South line of said Section, distance of 175 feet; thence North at right angles and on a line parallel with and 187 1/2 feet distant East measured at right angles from West line of said Section a distance of 200 feet; thence West at right angles and on a line parallel with and 233 feet distant North measured at right angles from South line of said Section a distance of 125 feet; thence North at right angles and on a line parallel with and 62 1/2 feet distant East measured at right angles from West line of said Section a distance of 757 feet; thence West at right angles and on a line parallel with and 990 feet distant North measured at right angles from South line of said Section a distance of 50 feet to a point 12 1/2 feet distant East measured at right angles from West line of said Section; thence South at right angles and on a line parallel with and 12 1/2 feet distant East measured at right angles from West line of said Section a distance of 957 feet to point of beginning, said described tract being a part of South 15 acres of South 30 acres of West 1/2 of West 1/2 of Southwest 1/4 of said
     Section 17.


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

2. That part of Southwest 1/4 of Section 17, Township 29, Range 23, described as follows: Commencing at a point 12 1/2 feet East measured at right angles from West line of said Section 17, and 60 rods North measured at right angles from South line of said Section; thence East on a line parallel with and 60 rods North measured at right angles from South line of said Section to an intersection with Westerly line of right of way of Minnesota Belt Line Railway and Transfer Company, as now laid out and established; thence Northerly along said Westerly line of said right of way to an intersection with a line drawn parallel with and 120 rods North measured at right angles from South line of said Section; thence West along said last described parallel line to an intersection with a line drawn parallel with and 12 1/2 feet distant East measured at right angles from West line of said Section; thence South along last described parallel line a distance of 60 rods to place of beginning, said described tract or parcel of land being all that part of North 15 acres of South 30 acres of West 1/2 of West 1/2 of Southwest 1/4 of Section 17, Township 29, Range 23 which lies Westerly of Westerly line of right of way of Minnesota Belt Line Railway and Transfer Company as laid out and established and East of West 12 1/2 feet of said Section.

3. Beginning at the Southwest corner of Section 17, Township 29, Range 23, thence running East along the South line of said section 12 1/2 feet; thence North on a line parallel with the West line of said section 120 rods; thence West on a line parallel with the South line of said section 12 1/2 feet to the West line of said section; thence South along the West line of said section 120 rods to the point of beginning, EXCEPT Beginning at the point of intersection of the Westerly line of Section 17, Township 29 North, Range 23 West, Ramsey County, with the Westerly right of way line of the Minnesota Belt Line Railway and Transfer Company, thence Southeasterly along said Westerly Railroad right of way line to a point 33 feet South of the South line of the Northwest 1/4 of the Northwest 1/4 of the Southwest 1/4, thence W. to a point on the Westerly line of Section 17, Township 29 North, Range 23 West, 33 feet South of the Southwest corner of the Northwest 1/4 of the Northwest 1/4 of the Southwest 1/4 thence North on the Westerly line of said Section 17 to the point of beginning.

                                   FOREST SUBSTATION

1. Lot One (1), Block Four (4) in Auditor's Subdivision No. 7, St. Paul, Minn. according to the recorded plat on file and of record in the office of the Register of Deeds in and for Ramsey County, Minnesota.

2. Lot Two (2) of Block Four (4) of Auditor's Subdivision No. 7, St. Paul, Minn. according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County of Ramsey.

     DAYTON BLUFFS SUBSTATION

1. Lots 14, 15, and 16, Lyman Dayton's Addition to the City of Saint Paul. Block 27.

2. That part of 5th Street vacated which lies southerly of a line commencing at the most southerly corner of Lot 1, Block 16, Lyman Daytons Addition to the City of Saint Paul, to the most northerly corner of Lot 11, Block 28, in said addition; also (except 4th Street) a tract of land conveyed in Q DEEDS 657 on June 2, 1857, and subsequently platted as Lot 7, Block 28; also (except 4th Street) Lots 1 through 6 and all of Lots 8 through 14, Block 28, Lyman Daytons Addition to the City of St. Paul, according to the recorded plat thereof,

3. That part of Commercial Street between the northwesterly line of Lot 10 in Block 27, Lyman Dayton's Addition, extended southwesterly across said Commercial Street, and a line commencing at the most northerly corner of Lot 11, Block 28, Lyman Dayton's Addition; thence to the most southerly corner of the northwesterly 1/2 of Lot 16, Block 27, Lyman Dayton's Addition.



                                       ARDEN HILLS SUBSTATION

1. The South Two Hundred (200) feet of the East Half (E 1/2) of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section Twenty One
     (21), Township Thirty (30) North, Range Twenty Three (23) West.


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

                                       LEXINGTON SUBSTATION

1. The South 383 feet lying West of the East 693 feet of the Southeast Quarter of the Southeast Quarter of Section 22, Township 30, Range 23, Ramsey County, Minnesota.

         EXCEPT:
         The West 40 feet and the South 33 feet thereof, reserving, however, to Grantor the easements described in a Quit Claim Deed of even date made by Grantee to Grantor.

     SPRING SUBSTATION

1.   The Easterly 25 feet of Lot 5, Block 21, Rice & Irvine's Addition to St.
     Paul.

                                      NON-OPERATING RAMSEY

1. All that part of Lots Two and Three (2 & 3) lying easterly of joint right-of-way of the Chicago, St. Paul, Minneapolis & Omaha Railway and the Chicago, Milwaukee & St. Paul Railway, EXCEPT Condemned for same in Block Twenty-nine (29) of Subdivision of Blocks Twenty-eight (28) and Twenty-nine
     (29) of Stinson, Brown and Ramsey's Addition to the City of St. Paul, Minnesota.

                                      TANNERS LAKE SUBSTATION

1. Commencing at the northeast corner of the NE 1/4 of the SW 1/4 of Section 36, Township 29 North, Range 22 West; thence westerly along the north line of the NE 1/4 of the SW 1/4 of said Section 36 a distance of 411.74 feet, said point being 2217 feet east of the NW corner of the SW 1/4 of said
     Section 36; thence South and parallel with the west line of said NE 1/4 of the SW 1/4 of Section 36 a distance of 135.49 feet to a point; thence easterly and perpendicular to the last described line a distance of 173 feet to the point of beginning; thence continuing easterly along the same course a distance of 44 feet; thence south and perpendicular to the last described line a distance of 201 feet; thence westerly and perpendicular to the last described line a distance of 44 feet; thence north and perpendicular to the last described line a distance of 201 feet to the point of beginning.

2. Commencing at the northeast corner of the NE 1/4 of the SW 1/4 of Section 36, Township 29 North, Range 22 West; thence westerly along the north line of the NE 1/4 of the SW 1/4 of said Section 36 a distance of 411.74 feet, said point being 2217 feet east of the NW corner of the SW 1/4 of said
     Section 36; thence south and parallel with the west line of said NE 1/4 of the SW 1/4 of Section 36 a distance of 135.49 feet to the point of beginning; thence continuing south along the same course a distance of 86 feet; thence east and perpendicular to the last described line a distance of 50 feet to a point; thence south and perpendicular to the last described line a distance of 115 feet to a point; thence east and perpendicular to the last described line a distance of 123 feet to a point; thence north and perpendicular to the last described line a distance of 201 feet to a point; thence west and perpendicular to the last line a distance of 173 feet to the point of beginning.




                                      SHEPARD SUBSTATION (ABSTRACT PORTION)

1. That part of Lot 26 and that part of Lot 27 commonly referred to as The Easterly 1/4 thereof (sometimes referred to as the Northeasterly 1/4 of Lot
     27) in Fort Street Outlots lying Easterly of the East line of Block One (1) in Youngman and Lamm's Addition and Westerly of a line drawn perpendicular to Stewart Avenue from a point on the Southeast line thereof distant 80 feet Northeasterly measured along said South line from the Easterly line of Block One (1), Youngman and Lamm's Addition, EXCEPT The portion thereof conveyed to the City of Saint Paul for Shepard Road by deed recorded in Book 1728, page 825, as Document No. 1532885, Ramsey County, Minnesota, all according to the recorded plat thereof on file and of record in the Office of the Register of Deeds in and for said County and State.

     ROSE PLACE SUBSTATION


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

1. The South Thirty (30) feet of the North Two Hundred Ninety-six (296) feet of the East Four Hundred Ten (410) feet and the South Three Hundred Nine and Four Hundredths (309.04) feet of the North Three Hundred Seventy-five and Four-hundredths (375.04) feet of the West Fourth Hundred Eighty (480) feet of the East Eight Hundred Ninety (890) feet of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section Nine (9), Township Twenty-nine (29) North, Range Twenty-three (23) West.

                                      RONDO SUBSTATION

1. Lot Four (4) in Block Five (5), Edwin Deans Second Addition to St. Paul, according to the plat thereof on file and of record in the office of the Register of Deeds.

2. (Except street) Lot 5, Block 5, Edwin Deans Second addition to St. Paul, according to the recorded plat thereof.

                                      RICE STREET SERVICE BUILDING AND GARAGE
                                      (ABSTRACT PORTION)

1. The West Forty Feet (W. 40') of Lots Numbered Twenty-eight (28), Twenty Nine (29) and Thirty (30), Block Numbered Three (3), McKenty's Out Lots to Saint Paul, Subject to an easement for driveway over the North Twelve Feet (12') of Lot Twenty-eight (28), according to the recorded plat thereof on file and of record in the office of the Register of Deed of said Ramsey County, Minnesota.

2. All that part of the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section No. Twenty-five (25), Township Twenty-nine (29), Range Twenty-three (23) according to the Government survey thereof (containing approximately ten (10) acres of land, lying north of the north boundary of the land conveyed by Frank E. Ford and Margaret E. Ford, his wife, to Capital City Milling & Grain Company by deed dated August 23, 1916, recorded in the office of the Register of Deeds of Ramsey County in Book 667 of Deeds, page 103, (which boundary is a line parallel with the north line of Sycamore Street and distant Two Hundred Sixty-two and six-tenths (262.6) feet northerly therefrom; also the rights, privileges and easements appurtenant to said land and described in the contract of sale between J.
     W. Hutchins Company and Charles Bunn dated August 9, 1924.

                                      RICE STREET PARKING LOT (ABSTRACT PORTION)

1.   Lots 1, 2, 8, 9, and 10, Block 1, Lockey's Addition to the City of St.
     Paul.

2. Lots 1, 2 and 3, Block 3, McKenty's Outlots to St. Paul, Ramsey County, Minnesota.

                                      RICE STREET GAS REGULATOR STATION

1. The North One Hundred Fifty (150) feet of Lot One (1) EXCEPT The West Two Hundred Eight-eight (288) feet thereof, Thornton's Subdivision of the Northeast Quarter (NE 1/4) of Section Thirteen (13), Township Twenty-nine
     (29) North, Range Twenty-three (23) West.

                                      RAMSEY SUBSTATION

1. All that part of the Northwest quarter of the Northwest quarter (NW 1/4 NW 1/4) of Section Six (6), Township Twenty Nine (29) North, Range Twenty Two
     (22) West described as follows: Commencing at the Northwest corner of said Section Six (6) thence South on the West line thereof Four Hundred Ninety Two and six tenths (492.6) feet for point of beginning thence continue South on said line Three Hundred Twenty Five (325) feet; thence South Eighty Nine Degrees Thirty Minutes (89DEG.30') East Three Hundred Sixty Three and Fifty Five hundredths (363.55) feet to the Westerly right of way line of the Minneapolis, St. Paul, and Sault Ste. Marie Railway; thence Northwesterly on said Westerly line Three Hundred Thirty Six and Thirty Eight hundredths (336.38) feet; thence North Eighty Nine Degrees Thirty Minutes (89DEG.30') West Two Hundred Seventy Nine and Seventy Two hundredths (279.72) feet to point of beginning. Subject to Rice Street and said Railway.


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

         EXCEPT:

         That part of the Northwest Quarter of the Northwest Quarter of Section 6, Township 29 North, Range 22 West, shown as Parcel 60 on Minnesota Department of Transportation Right of Way Plat Numbered 62-14 as the same is on file and of record in the office of the County Recorder in and for Ramsey County, Minnesota, as Document No. 2302160.

                                      PRIOR SUBSTATION

1. Beginning at a point in the East line of Prior Avenue in the City of St. Paul, which point is 90.42 feet North of the South line of the Northeast 1/4 of the Northwest 1/4 of Section 33, Township 29, Range 23, thence South along the said East line of Prior Avenue 115.66 feet to the southwesterly corner of Lot 14 in Merriam's Out Lots Acc, thence southeasterly along the southerly line of Lots 11, 12, 13 and 14 in said Merriam's Out Lots a distance of 360 feet, thence northeasterly at right angles with said southerly line of Lots 11, 12, 13 and 14 a distance of 344.52 feet to the point of intersection in a line drawn from the point of beginning of this description to the Northwest corner of what was formerly Lot 29, Hewitt's Out Lots Second Division Acc., thence westerly along last described line a distance of 482.91 feet to place of beginning, which said description includes Lots 12, 13, 14 and a part of Lot 11 Merriam's Out Lots Acc., together with that part of the Northeast 1/4 of the Northwest 1/4 of
     Section 33, Township 29, Range 23, lying within the above description by metes and bounds, according to the plat thereof on file or of record in the Office of County Recorder, Ramsey County, Minnesota, and according to the U.S. Government Survey, thereof.

                                      NORTH SAINT PAUL GAS REGULATOR STATION

1.   Lots 15 & 16, Block 23, Second Addition to North St. Paul, Ramsey County


                                      MONTREAL GAS REGULATOR STATION

1. A strip of land One Hundred Thirty (130) feet in width lying between two parallel lines in that part of Government Lots Three (3) and Four (4), Section Fourteen (14), Township Twenty-eight (28) North, Range Twenty-three
     (23) West, lying East of a line Thirteen Hundred Twenty-two and Sixty-three Hundredths (1322.63) feet East of and parallel to the West line of said Government Lots Three (3) & Four (4), the center line of which is described as follows:


         Beginning at a point Thirteen Hundred Twenty-two and Sixty-three Hundredths (1322.63) feet East of the West line and Twenty-one and Fifty-seven Hundredths (21.57) feet North of the South line of said Government Lot Three (3); thence South Sixty-six Degrees Twenty-five Minutes (66DEG.25') East, Seven Hundred Sixty (760) feet to a point, thence continuing with a strip of land Two Hundred (200) feet in width between two parallel lines over Government Lots Four (4) and Five (5), Section Fourteen (14), Township Twenty-eight (28) North, Range Twenty-three (23) West, the center line of which has a bearing of South Sixty-six Degrees Twenty-five Minutes (66DEG.25') East and running to the normal high water line of the Mississippi River, which is the Southeasterly line of Government Lot Five (5).

2. That part of Government Lot 3, Section 14, Township 28 North, Range 23 West, described as follows: Beginning at the point of intersection of the South line of the Chicago, Milwaukee, St. Paul and Pacific Railroad right of way, and the West line of said Government Lot 3; thence North
     48DEG.48' East on said South line of said railroad right of way 440 feet to a point; thence South 39DEG.08' East 70.72 feet to a point;
     thence South 19DEG.59' West 251.65 feet to a point; thence South
     64DEG.58' West 119.38 feet to a point; thence South 10DEG.24' East
     86.66 feet to a point; thence South 53DEG.23' West 48.48 feet to a point; thence North 9DEG.12' West 128.63 feet to a point; thence North
     73 Degrees 52' West 142.90 feet to the place of beginning, all in Ramsey County, Minnesota. Said tract of land comprising 1.42 acres, more or less.

         EXCEPT:

         That part of Government Lot 3 in the northwest 1/4 of the southwest 1/4, Section 14, Township 28, Range 23, described as follows:
         Beginning on a point at the intersection of the southeasterly right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company and the west line of Section 14, Township 28, Range 23; thence south 73DEG.52' east a distance of 75 feet to a point; thence northerly to a point on the southeasterly right-of-way line of the above mentioned railroad, said point being 90 feet northeasterly from the point of beginning measured on said right-of-way line; thence southwesterly on said right-of-way line to the point of beginning.

                                      MAPLEWOOD GAS PLANT (ABSTRACT PORTION)

1. That part of the Southeast Quarter of the Northeast Quarter of Section 24, Township 29 North, Range 22 West, described as follows, to wit: Commencing at the Northeast corner of the Southeast Quarter of the Northeast Quarter of said Section 24; thence West along the North line of said Southeast Quarter of the Northeast Quarter, a distance of 33 feet to a point in the West line of East County Line Road as now located and established, said point being the point of beginning of the land herein described; thence Southerly along said West line of East County Line Road a distance of
     287.52 feet, more or less, to a point distant 94 feet Northwesterly, measured at right angles from the center line of the most Northerly main track; thence Southwesterly parallel with said center line of said most Northerly main track a distance of 1043.58 feet; thence Northerly along a line forming an angle of 115DEG.54' with an extension of the last described course, a distance of 649.8 feet, more or less, to the said North line of the Southeast Quarter of the Northeast Quarter; thence East along the North line of said Southeast Quarter of the Northeast Quarter a distance of 970.20 feet to the point of beginning.

                                      GAS LINES

1. Lot Forty-two (42), Block Twenty-eight (28), Subdivision of Blocks 28 and 29 of Stinson, Brown & Ramsey's Addition to St. Paul, subject to a perpetual easement hereby reserved to the City of Saint Paul for street purposes.

     LINE 0821

1. All that part of the Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of Section Twenty (20), Township Twenty-nine (29), Range Twenty-three (23), included within and described as follows, to wit:
     Beginning at the intersection of the Easterly right-of-way line of the Minnesota Transfer Railroad Company (also known as the Minnesota Belt Line Railroad) with the Southerly line of Larpenteur Avenue; thence Southerly and along the said Easterly right-of-way line of the Minnesota Transfer Railroad to a point on a line, which line is described as follows:
     (Commencing at a point on the West line of Eustis Street, 35 feet North of the South line of the North 1/4 of the Northwest 1/4 of said Section 20; thence West 159 feet; thence North 80DEG.59' West 460 feet; thence Northwesterly on a curve having a radius of 225 feet and being tangent to last described course, 158.30 feet; thence North 41DEG.11 1/2' West, tangent to said curve, 120.50 feet; thence South 61DEG.55' West, 25.30 feet, more or less to a point on the Easterly line of Minnesota Belt Line Railroad right-of-way); Thence Southeasterly and along the said last described line to a point 55 feet (measured at right angles) Easterly from the Easterly right-of-way line of the Minnesota Transfer Railroad Company; thence Northerly and along a line parallel with and Fifty-five (55) feet (measured at right angles) Easterly from the said Easterly right-of-way line of the Minnesota Transfer Railroad Company, to a point Seventy (70) feet from the said Southerly line of Larpenteur Avenue; thence Easterly and along a line parallel with and Seventy (70) feet Southerly from the said Southerly line of Larpenteur Avenue, a distance of Fifteen (15) feet; thence Northerly along a line parallel with and Seventy (70) feet Easterly from the said Easterly right-of-way line of the Minnesota Transfer Railroad Company, a distance of Seventy (70) feet to the said Southerly line of Larpenteur Avenue; thence Westerly and along the said Southerly line of Larpenteur Avenue, a distance of Seventy (70) feet to the point of beginning, containing .47 acres, be the same more or less. Intending hereby to convey a strip of land Fifty-five (55) feet in width lying adjacent to and immediately East of the right-of-way line of the Minnesota Transfer Railroad Company, extending from the Northerly right-of-way boundary of the University of Minnesota Agricultural College railroad connection spur to the Southerly line of Larpenteur Avenue, the Northerly Seventy (70) feet of which shall be Seventy (70) feet in width.

                                      LAKELAND SERVICE CENTER

1. The west 525 feet of the north 833 feet of the Northeast Quarter of the Northeast Quarter of Section 34, Township 30 North, Range 22 West, Ramsey County, Minnesota, EXCEPT which lies southerly of the southerly right of way line of Trunk Highway No. 244 as located and established prior to the filing of Minnesota Department of Transportation Right of Way Plat No. 62-2 in the office of the County Recorder in and for said county and northerly of Line 1 described below:

         Line 1. Commencing at the northwest corner of the Northeast Quarter of the Northeast Quarter of said Section 34, which is shown as Right of Way Boundary Corner B109 on said Plat No. 62-2; thence run southerly along the west line of said Northeast Quarter of the Northeast Quarter and the boundary of said Plat No. 62-2 on an azimuth of 179 degrees 15 minutes 15 seconds (azimuth oriented to Minnesota State Plane Coordinate System, South Zone) for 38 feet to Right of Way Boundary Corner B110, which is the point of beginning of Line 1 to be described; thence on an azimuth of 89 degrees 45 minutes 47 seconds along the boundary of said plat 621.19 feet to Right of Way Boundary Corner B5 and there terminating.

                                      LINE 0977

1. The South One Hundred Sixty Five (165) feet of the North Six Hundred Seventy Eight (678) feet of Lot Thirteen (13), Auditor's Subdivision No. 43, subject to roads and easements of record.

2.   The South One Hundred Eight (108) feet of the North Six Hundred Fifty-four
     (654) feet of the West Three Hundred Ninety (390) feet of the East One-half (E 1/2) of Section Five (5), Township Twenty-nine (29), Range Twenty-two
     (22), being a part of Lot One (1), Auditor's Subdivision No. 43.

3. Lot Seven (7), Block One (1), Belland Addition, according to plat thereof on file and of record in the office of the Register of Deeds in and for said county. Said lot being in Section Five (5), Township Twenty Nine (29) North, Range Twenty Two (22) West.

4. The South Two Hundred Forty (240) feet of the North Seven Hundred Fifty-four and Forty-one Hundredths (754.41) feet of the East Four Hundred
     (400) feet of the West half (W 1/2) of Section Five (5), Township Twenty-nine (29) North, Range Twenty-two (22) West.

5.   The South One Hundred (100) feet of the North Seven Hundred Fifty-four
     (754) feet of the West Three Hundred Ninety (390) feet of the East Half (E 1/2) of Section Five (5), Township Twenty-nine (29) North, Range Twenty-two
     (22) West, being a part of Lot One (1), Auditor's Subdivision No. 43.

6. That part of the westerly 673 feet of the Northwest Quarter of the Northwest Quarter of Section 9, Township 29 North, Range 23 West, Ramsey County, Minnesota, lying northerly of the northerly right of way line of the Burlington Northern Railroad Company (formerly the Northern Pacific Railroad Company), easterly of the southerly extension of the east line of Cleveland Avenue as the same is located along the west line of Section 4, Township 29 North, Range 23 West, and southerly of the following described line: Beginning at the point of intersection of the southerly extension of the east line of said Cleveland Avenue with a line run parallel with and distant 75 feet south of the north line of said Section 9; thence run northeasterly to the point of intersection of the southerly right of way line of County Road C with a line run parallel with and distant 450 feet east of the west line of said Section 9; thence run easterly along the southerly line of County Road C to the easterly line of said westerly 673 feet and there terminating; excepting therefrom that part described as follows: Beginning at a point on the southerly extension of the east line of said Cleveland Avenue, distant 30 feet south of the point of beginning of the above described line; thence run northeasterly to a point on said line, distant 30 feet east of its point of beginning (measured along said line) and there terminating.




     LINE 0803

1. (a) A strip of land Ninety (90) feet in width lying adjacent to and immediately East of the Easterly line of the right-of-way of the St. Croix Falls Minnesota Improvement Company, as now located over and across the Southeast Quarter (SE 1/4), Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West. Said strip of land being forty-five
     (45) feet in width on each side of the center line hereinafter described as follows, to-wit:

         Commencing at a stake on the North line of said Southeast Quarter (SE 1/4), Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West, Seven Hundred Eighty-five and eight-tenths (785.8) feet East of the center of said Section Five (5) and which stake is also One Hundred Forty-five (145) feet East of the center line of the right-of-way of the Minnesota Transfer Railway Company, measured at right angles thereto; running thence South Twelve
         Degrees (12DEG.) Sixteen Minutes (16') West parallel to the center line of said Railroad right-of-way and One Hundred Forty-five
         (145) feet distant therefrom, to a stake on the South line of said Southeast Quarter (SE 1/4) of Section Five (5), One Hundred Ten and Eight-tenths (110.8) feet East of the Southwest corner thereof (herein referred to as Tract A),

         AND

     (b) A strip of land Fifty (50) feet in width running over and across the Southeast Quarter (SE 1/4) of Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Quarter-section, Seven Hundred Thirteen and Five-tenths (713.5) feet east of the center of said Section and Seventy-five (75) feet East of the center line of the Right of Way of the Minnesota Belt Line Railway Company, measured at right angles thereto, running thence South Twelve degrees and Sixteen minutes West (S 12DEG.16'
     W) parallel with the center line of said Right of Way and Seventy-five
     (75) feet distant therefrom to a stake on the South line of said Section.

         EXCEPTING FROM BOTH PARCEL 1(a) AND 1(b):

         All that part which lies Northerly of the South line of Lot 4, Block 2, Parranto Industrial Park extended Westerly to the East Right of Way line of the Minnesota Transfer Railway Company, and

         ALSO EXCEPTING,


         All that part which lies Southerly of the following described line:
         Commencing at a point on the South line of the SE 1/4, Section 5, Township 29, Range 23, 1459 feet West (assumed bearing) of the Southeast corner thereof; thence North 0DEG.59'59" West 828.18 feet along the Westerly line of Long Lake Road to the point of beginning of the line to be described; thence West 807.67 feet thru a point on the Easterly line of the above described Tract A, said point being 676.67 feet Southerly of the South line of Lot 4, Block 2, Parranto Industrial Park as measured along said Easterly line of Tract A; thence continuing West on a straight line to the Easterly right of way line of the Minnesota Transfer Railway Company.

2. A strip of land Seventy-five (75) feet in width over and across all that part of the Northwest Quarter (NW 1/4) of Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West, included within and bounded as follows, to-wit: Commencing at a point in the center of the so-called Minneapolis and Long Lake Road (now Minnesota Trunk Highway #63) One Thousand Fifty-three and thirty-four hundredths (1053.34) feet in a Southwesterly direction from the point where the center line of said Highway intersects the North line of said Section Five (5); thence running in a Northwesterly direction and at right angles to said center line of Minnesota Trunk Highway #63, a distance of One Thousand Two Hundred Thirty-one (1231) feet, more or less to the Southerly line of the Town Line Road; thence West and along the aforesaid Southerly line of the Town Line Road a distance of Six Hundred Thirty-five and five-tenths (635.5) feet more or less, to the West line of said Section Five (5); thence South and along the West line of said Section Five (5), a distance of Seventy-five
     (75) feet to a point One Hundred and Eight (108) feet South of the Northwest corner of said Section Five (5); thence East parallel to and One Hundred and Eight (108) feet South of the North line of said Section Five
     (5), a distance of Six Hundred Nine and three-tenths (609.3) feet more of less to a point Seventy-five (75) feet in a Southwesterly direction from the first named boundary line and measured at right angles therefrom; thence in a Southeasterly direction running parallel to and Seventy-five
     (75) feet distant in a Southwesterly direction, measured at right angles therefrom, a distance of One Thousand Two Hundred Four and eight-tenths (1204.8) feet more or less, to a point in the center line of said Minnesota Trunk Highway #63; thence running in a Northeasterly direction and along the center line of said Minnesota Trunk Highway #63, a distance of Seventy-five (75) feet to the point of beginning.

         EXCEPT:

         The Southeasterly 388.48 feet of the following described property: A strip of land Seventy-five (75) feet in width over and across all that part of the Northwest Quarter (NW 1/4) of Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West, included within and bounded as follows, to-wit: Commencing at a point in the center of the so-called Minneapolis and Long Lake Road (later known as Minnesota Trunk Highway #63 and now know as Old Highway #8) One Thousand Fifty-three and thirty-four hundredths (1053.34) feet in a Southwesterly direction from the point where the center line of said Highway intersects the North line of said Section Five (5); thence running in a Northwesterly direction and at right angles to said center line of Minnesota Trunk Highway #63 (now known as Old Highway #8), a distance of One Thousand Two Hundred Thirty-one (1231) feet, more or less, to the Southerly line of the Town Line Road; thence West and along the aforesaid Southerly line of the Town Line Road, a distance of Six Hundred Thirty-five and five-tenths (635.5) feet more or less, to the West line of said Section Five (5); thence South and along the West line of said Section Five (5), a distance of Seventy-five (75) feet to a point One Hundred and Eight (108) feet South of the Northwest corner of said Section Five (5); thence East parallel to and One Hundred and Eight (108) feet South of the North line of said Section Five (5), a distance Six Hundred Nine and three-tenths (609.3) feet more or less to a point Seventy-five (75) feet in a Southwesterly direction from the first named boundary line and measured at right angles therefrom; thence in a Southeasterly direction running parallel to and Seventy-five (75) feet distant in a Southwesterly direction, measured at right angles therefrom, a distance of One Thousand Two Hundred Four and eight-tenths (1204.8) feet more or less, to a point in the center line of said Minnesota Trunk Highway #63 (now known as Old Highway #8); thence running in a Northeasterly direction and along the center line of said Minnesota Trunk Highway #63 (now known as Old Highway #8), a distance of Seventy-five (75) feet to the point of beginning.

3. A strip of land Seventy-five (75) feet in width, said strip of land being Thirty-seven and one-half (37 1/2) feet in width on each side of the center line hereinafter described, over and across all that part of the Northwest Quarter (NW 1/4), Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West, lying southeast of the so-called Minneapolis and Long Lake Road (now Minnesota Trunk Highway #63) as now located, the center line of which Seventy-five (75) foot strip is described as follows, to-wit:
     Commencing at a point in the center of the so-called Minneapolis and Long Lake Road (now Minnesota Trunk Highway #63) One Thousand Ninety and Eighty-four Hundredths (1090.84) feet in a Southwesterly direction from a point where the center line of said Highway intersects the North line of said Section Five (5); thence southeasterly and at right angles to center line of said Highway, a distance of One Thousand Three Hundred and Nineteen
     (1319) feet, more or less, to a point in the North and South Quarter line, which is One Thousand Two Hundred Twenty-eight and one-half (1228 1/2) feet more of less, North of the center of said Section Five (5), containing 2 1/4 acres, more or less, subject to Highway easement over the Westerly forty (40) feet thereof.

         EXCEPT:

         That part of the following described tract: A strip of land Seventy-five (75) feet in width, said strip of land being Thirty-seven and one-half (37 1/2) feet in width on each side of the center line hereinafter described, over and across all that part of the Northwest quarter (NW 1/4), Section Five


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

         (5), Township Twenty-nine (29) North, Range Twenty-three (23) West, lying Southeast of the so-called Minneapolis and Long Lake Road (now Minnesota Trunk Highway #63 as now located, the center line of which Seventy-five (75) foot strip is described as follows, to-wit:
         Commencing at a point in the center of the so-called Minneapolis and Long Lake Road (now Minnesota Trunk Highway #63) One Thousand Ninety and Eight-four Hundredths (1090.84) feet in a Southwesterly direction from a point where the center line of said Highway intersects the North line of said Section Five (5); thence Southeasterly and at right angles to center line of said Highway, a distance of One Thousand Three Hundred and Nineteen (1319) feet, more or less, to a point in the North and South Quarter Line, which is One Thousand Two Hundred Twenty-eight and one-half (1228 1/2) feet more or less, North of the center of said Section Five (5); which lies within a distance of One Hundred (100) feet Northwesterly and One Hundred Sixty-four (164) feet Southeasterly of the following described line: Beginning at a point on the North line of said Section Five (5), distant Two Thousand Four Hundred Forty and Sixty-four Hundredths (2440.64) feet West of the Northeast corner thereof; thence run Southwesterly at an angle of Sixty degrees Ten minutes Thirty-five seconds (60DEG.10'35") with said North section line for One Thousand Six Hundred (1600) feet, and there terminating; containing 0.46 acres, more or less; together with all right of access, being the right of ingress to and egress from that portion of the above described tract, not acquired herein, to Trunk Highway No. 8.

4. Beginning at a point 688.6 feet east of center of Section Five (5), Township Twenty-nine (29) North, Range Twenty-three (23) West; thence in a Northeasterly direction parallel to and fifty (50) feet distant in an easterly direction (measured at right angles) from the center line of the Minnesota Transfer Railway Company's right-of-way, Six Hundred Twenty-six and five tenths (626.5) feet to a point; thence southeasterly Two Hundred Sixty-eight and seven tenths (268.7) feet to a point which is One Thousand and Forty-one (1041) feet east and Four Hundred Forty-five (445) feet north of said center of Section Five (5); thence south Twenty-nine degrees Fifty-seven minutes (29DEG.57') west a distance of one hundred eighty and forty-five hundredths (180.45) feet; thence on a five degree thirty-two minute (5DEG.32') curve to the left a distance of Three Hundred
     Thirteen and three tenths (313.3) feet to a point on the east and west quarter line which is Eight Hundred Thirty-one and nine tenths (831.9) feet east of said center of Section Five (5); thence west along said east and west quarter line One Hundred Forty-three and three tenths (143.3) feet to point of beginning.

         EXCEPT:

         All that part of the following described property that lies Easterly of a line which is parallel to and 941 feet Easterly of the North-South centerline of Section 5, Township 29, Range 23:

                 Beginning at a point 688.6 feet East of center of Section 5, Township 29, Range 23; thence in a Northeasterly direction parallel to and 50 feet distant in an Easterly direction (measured at right angles) from the centerline of the Minnesota Transfer Railway Company's right of way, 626.5 feet to a point; thence Southeasterly 268.7 feet to a point which is 1041 feet East and 445 feet North of said center of
                 Section 5; thence South 29DEG.57' West a distance of
                 180.45 feet; thence on 5DEG.32' curve to the left a distance of 313.3 feet to a point on the East and West 1/4 line which is 831.9 feet East of said center of Section 5; thence West along said East and West 1/4 line 143.3 feet to point of beginning.

5. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4) and the West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section Eight (8), Township Twenty-nine (29) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Quarter-section, Seventy-five (75) feet East of the center line of the right of way of the Minnesota Belt Line Railway Company measured at right angles thereto, running thence Southerly parallel with the center line of said right of way and distant Seventy-five (75) feet therefrom to a stake on the South line of said Section.


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

6. A strip of land Fifty (50) feet in width running over and across the West Half of the Northeast Quarter (W 1/2 of NE 1/4) and that part of the East Half of the Northwest Quarter (E 1/2 of NW 1/4) which lies East of the Minnesota Belt Line Railway, all in Section Eight (8), Township Twenty-nine
     (29) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Seventy-five (75) feet East of the center line of the right of way of the Minnesota Belt Line Railway Company, measured at right angles thereto, running thence Southerly parallel with the center line of the right of way of the said Railway Company and Seventy-five (75) feet distant therefrom to a stake on the East and West Quarter (1/4) line through said Section.

     LINE 0736

1. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) of Section Six (6), Township Thirty (30) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the South Quarter-section corner of Section Thirty-three (33), Township Thirty-one
     (31) North, Range Twenty-two (22) West, of Anoka County, running thence South Fifty-two degrees and Twenty-seven minutes West (S52DEG.27' W) One Thousand One Hundred Twenty-four and Six-tenths (1124.6) feet, thence on a One degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety (590) feet, thence South Fifty-eight degrees and Twenty-one minutes West (S 58DEG.21' W) Three Thousand Eight Hundred Twelve and One-tenth (3812.1) feet to a stake on the West line of said Section Six
     (6), One Hundred Ten and Two-tenths (110.2) feet North of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 0.75 acres, more or less.

2. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section Six (6), Township Thirty (30) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the Quarter-section corner on the South side of Section Thirty-three (33), Township Thirty-one
     (31) North, Range Twenty-two (22) West, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.27' W) One Thousand One Hundred Twenty-four and Six-tenths (1124.6) feet, thence on a One degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety (590) feet, thence South Fifty-eight degrees and Twenty-one minutes West (S 58DEG.21' W) Three Thousand Eight Hundred Twelve and One-tenth (3812.1) feet to a stake on the West line of said Section Six
     (6), One Hundred Ten and Two-tenths (110.2) feet North of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.01 acres, more or less.

3. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section Six (6), Township Thirty (30) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the South Quarter-section corner of Section Thirty-three (33), Township Thirty-one
     (31) North, Range Twenty-two (22) West; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.27' W) One Thousand One Hundred Twenty-four and Six Tenths (1124.6) feet, thence on a One degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety (590) feet, thence South Fifty-eight degrees and Twenty-one minutes West (S 58DEG.21' W) Three Thousand Eight Hundred Twelve and One-tenth (3812.1) feet to a stake on the West line of said Section Six
     (6), One Hundred Ten and Two-tenths (110.2) feet North of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.65 acres, more or less.

4. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) of Section Six (6), Township Thirty (30) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the Quarter-section corner on the South side of Section Thirty-three (33), Township Thirty-one

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

     (31) North, Range Twenty-two (22) West, running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG.27' W) One Thousand
     One Hundred Twenty-four and Six-tenths (1124.6) feet, thence on a One degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety (590) feet, thence South Fifty-eight degrees and Twenty-one minutes West (S 58DEG.21' W) Three Thousand Eight
     Hundred Twelve and One-tenth (3812.1) feet to a stake on the West line of said Section Six (6), One Hundred Ten and Two-tenths (110.2) feet North of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.18 acres, more or less.

5. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Northeast Quarter (NW 1/4 of the NE 1/4) of Section Six (6), Township Thirty (30) North, Range Twenty-two (22) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Six Hundred Eighty and Two-tenths (680.2) feet East of the South Quarter-section corner of Section Thirty-three (33), Township Thirty-one
     (31) North, Range Twenty-two (22) West, running thence South Fifty-twoDEG. and Twenty-seven minutes West (S 52DEG. 27' W) One Thousand One
     Hundred Twenty-four and Six-tenths (1124.6) feet, thence on a One degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety (590) feet, thence South Fifty-eight degrees and
     Twenty-one minutes West (S 58DEG. 21' W) Three Thousand Eight Hundred Twelve and One-tenth (3812.1) feet to a stake on the West line of said Section Six (6), One Hundred Ten and Two-tenths (110.2) feet North of the West Quarter-section corner thereof; said Fifty (50) foot strip of land containing 1.77 acres, more or less.

6. A strip of land Fifty (50) feet in width running over and across the West Half of the Southwest Quarter (W 1/2 of the SW 1/4) of Section One (1), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, One Hundred Ten and Two-tenths (110.2) feet North of the East Quarter-section corner thereof, running thence South Fifty-eight degrees and Twenty-one minutes West (S58DEG.21' W) Four Thousand Three Hundred and Three and Four-tenths (4303.4) feet, thence on a Ten degree curve to the left from said course as a tangent, a distance of Five Hundred Fifty Four (554) feet, thence South Two degrees and Fifty-seven minutes West (S 2DEG.57' W) One Hundred
     Thirty and Eight-tenths (130.8) feet to a stake on the South line of said Section, One Thousand Two Hundred Eighty-three (1283) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     0.32 acres, more or less.

7. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter (E1/2 of SW1/4) of Section One (1), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section One Hundred Ten and Two-tenths (110.2) feet North of the East Quarter-section corner thereof, running thence South Fifty-eight degrees and Twenty-one minutes West (S 58DEG.21'
     W) Four Thousand Three Hundred and Three and Four-tenths (4303.4) feet, thence on a Ten degree curve to the left from said course as a tangent, a distance of Five Hundred Fifty-four (554) feet, thence South Two degrees and Fifty-seven minutes West (S 2DEG.57' W) One Hundred Thirty and Eight-tenths (130.8) feet to a stake on the South line of said Section, One Thousand Two Hundred Eighty-three (1283) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 1.90 acres, more of less.

8. A strip of land Fifty (50) feet in width running over and across the South Fifteen (15) acres of the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW1/4) of Section Twelve (12), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, One Thousand Two Hundred Eighty-three (1283) feet East of the Northwest corner thereof, running thence South Two degrees and Fifty-seven minutes West (S 2DEG.57' W) Three Thousand Nine Hundred Twenty-three (3923.9) feet, thence on a Five degree curve to the right from said course as a tangent, a distance of Five Hundred Ninety and six-tents (590.6) feet, thence South Thirty-two degrees and Twenty-nine minutes West (S 32DEG.29' W) Nine Hundred Twelve (912) feet to a stake on the South line of said Section, Three Hundred Twenty-four (324) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     0.57 acres, more or less.

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

9. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of Section Twelve (12), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Thousand Two Hundred Eighty-three (1283) feet East of the Northwest corner thereof, running thence South Two degrees and Fifty-seven minutes West (S 2DEG. 57' W) Three Thousand Nine Hundred Twenty Three and Nine-tenths (3923.9) feet, thence on a five degree curve to the right from said course as tangent, a distance of Five Hundred Ninety and Six-tenths (590.6) feet, thence South Thirty-two degrees and Twenty-nine minutes West (S
     32DEG.29' W) Nine Hundred Twelve (912) feet to a stake on the South line of said Section, Three Hundred Twenty-four (324) feet East of the Southwest corner thereof.

         EXCEPT:

         All that which lies within the West 600 feet of the South 300 feet of the SW 1/4 of the SW 1/4 of Section 12, Township 30, Range 23, West of the Fourth Principal Meridian according to the Government Survey thereof.

10. A strip of land FIFTY (50) feet in width running over and across the Northwest corner of the Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4 ) of Section Thirteen (13), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of said Section Thirteen (13), Three Hundred Twenty-four (324) feet East of the Northwest corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32DEG.29' W), Five Hundred Eighty-four and Five-tenths (584.5) feet to a stake on the West line of said Section Thirteen (13), distant Four Hundred Eighty-one (481) feet South of said Northwest corner of said Section Thirteen 13.

11. A strip of land Fifty (50) feet in width running over and across the East Twenty-five (25) Acres of Lot Three (3), Section Fourteen (14), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Four Hundred Eighty-one (481) feet South of the Northeast corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32 DEG.29' W) Five Thousand Seven Hundred Seventy-four (5774) feet to a stake on the South line of said Section, Two Thousand Forty-five (2045) feet East of the Southwest corner thereof.

12.  A strip of land Fifty (50) feet in width running over and across Lot Four
     (4) and the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) of Section Fourteen (14), Township Thirty (30) North, Range Twenty-three
     (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Four Hundred Eighty-one (481) feet South of the Northeast corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32 DEG.39' W) Five Thousand Seven Hundred Seventy-four (5774) feet to a stake on the South line of said Section, Two Thousand and Forty-five (2045) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 2.70 acres, more or less.

         EXCEPT:

         That part sold to Township of Mounds View for highway purposes, being a strip of land Forty (40) feet in width through Lot Four (4) above described, the center line of which is described as follows:
         Beginning at a point on the East line of Section Fourteen (14), Township Thirty (30), Range Twenty-three (23) which is Sixteen
         Hundred Thirteen and Twenty-two-hundredths (1613.22) feet North of the East One-Quarter corner of Section Fourteen (14), Township
         Thirty (30), Range Twenty-three (23), thence North Eighty-nine degrees Forty minutes West (N 89 DEG.40' W), a distance of Ten
         Hundred Seventeen and Ninety-hundredths (1017.90) feet and there terminating. Except the right of way of Hodgson Road. Subject to Easement granted Ramsey County for underground water pipe line over a Two (2) foot strip across the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) of Section Fourteen (14), Township Thirty
         (30) North, Range Twenty-three (23) West.


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

         EXCEPT:

         All that part of which lies within the North 411 feet of the South
         879.5 feet of Government Lot 4, Section Fourteen (14), Township Thirty (30) North, Range Twenty-three (23) West.

13. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) of Section Fourteen (14), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Four Hundred Eighty-one (481) feet South of the Northeast corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32 DEG.29' W) Five Thousand Seven Hundred Seventy-four (5774) feet to a stake on the South line of said Section, Two Thousand and Forty-five (2045) feet East of the Southwest corner thereof.

14. A strip of land Fifty (50) feet in width running over and across the Easterly Two Hundred Eighty-five (285) feet of the Southeast Quarter of the Southwest Quarter (SE 1/4 of SW 1/4) of Section Fourteen (14), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crossed above described tract and is described as follows, to wit: Commencing at a stake on the East line of said Section, Four Hundred Eighty-one (481) feet South of the Northeast corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32 DEG.29' W) Five Thousand
     Seven Hundred Seventy-four (5774) feet to a stake on the South line of said Section, Two Thousand and Forty-five (2045) feet East of the Southwest Corner thereof;

15. A Strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4) of Section Fourteen (14), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Four Hundred Eighty-one (481) feet South of the Northeast corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32 DEG.29' W) Five Thousand Seven Hundred Seventy-four (5774) feet to a stake on the South line of said Section, Two Thousand Forty-five (2045) feet East of the Southwest corner thereof.

16.  A strip of land Fifty (50) feet in width running over and across Lot Two
     (2) of Section Twenty-three (23), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand and Forty-five (2045) feet East of the Northwest corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32DEG.29' W) Three Thousand Seven Hundred and Eight and Five-tenths (3708.5) feet to a stake on the West line of said Section, Four Hundred Fifty-six (456) feet South of the West Quarter-section corner thereof.

17. A strip of land Fifty (50) feet in width running over and across the South Half of the Southwest Quarter of the Northwest Quarter (S 1/2 of SW 1/4 of NW 1/4) of Section Twenty-three (23), Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand and Forty-five (2045) feet East of the Northwest corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32DEG.29' W) Three Thousand Seven Hundred and Eight and Five-tenths (3708.5) feet to a stake on the West line of said Section, Four Hundred Fifty-six (456) feet South of the West Quarter-section corner thereof.

18. A strip of land Fifty (50) feet in width running over and across the North Half of the Southwest Quarter of the Northwest Quarter (N 1/2 of SW 1/4 of NW 1/4) of Section Twenty-three (23); Township Thirty (30) North, Range Twenty-three (23) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand Forty-five (2045) feet East of the Northwest corner thereof, running thence South Thirty-two degrees and Twenty-nine minutes West (S 32DEG.29' W) Three Thousand Seven Hundred Eight and Five-tenths (3708.5) feet to a stake on the West line of said Section, Four Hundred Fifty-six (456) feet South of the West


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

     Quarter-section corner thereof; said Fifty (50) foot strip of land containing 0.94 acres, more or less. Reserves the right to select One (1) crossing across the above described piece of property.

     ARDEN HILLS SUBSTATION - ADDITIONAL PROPERTY

     That part of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE1/4) of Section Twenty-one (21), Township Thirty (30) North, Range Twenty-three (23) West lying east of the center line of State Trunk Highway #10 and northerly of State Trunk Highway #100-212; subject to easements recorded in 1090 Deeds 57 and 1274 Deeds 547, and subject to public highways.

                                      TORRENS

     APACHE SUBSTATION



1.   Certificate No. 197097

     Lots five(5) and six (6) except the South one hundred twenty-five (S. 125) feet thereof, in Block eight (8) in Mounds View Acres, Second Addition, according to the plat thereof filed of record in the office of the Registrar of Titles within and for said County, together with an Easement over the East forty-five (E. 45) feet of the South one hundred twenty-five (S. 125) feet of said Lot 5 for the installation and maintenance of sewer, gas, water and other underground utility lines. See Document Number 415535.



                              RESTRICTION AND COVENANT

     (As a part of the consideration of this conveyance the grantees herein agree and covenant, as a covenant running with the land, to at all times keep the ditches and water courses upon the land herein described open or tiled in a proper manner, so as to prevent any unnecessary injury to the other lands of the grantors, now served by the said ditches or water courses.) SEE DOCUMENT NUMBERS 132902, 262270 AND 365413



     BIRCH SUBSTATION



1.   Certificate No. 147039
     The east one hundred twenty-five (E. 125) feet of the south four hundred eighty (S. 480) feet of the west half (W1/2) of the southwest quarter (SW1/4) of Section one (1), Township thirty (30), Range twenty-three (23), except the following: A strip of land fifty (50) feet in width running over and across the said west half (W1/2) of the southwest quarter (SW1/4) of Section one (1), Township thirty (30), Range twenty-three (23), said strip of land being twenty-five (25) feet in width on each side of the center line of the right of way transmission line of St. Croix Falls, Minnesota Improvement Company, as same is now located and staked out across said Section, which said center line crosses said west half (W1/2) of the southwest quarter (SW1/4) of said Section and is described as follows:
     Commencing at a stake on the east line of said Section, one hundred ten and two-tenths (110.2) feet north of the east quarter section corner thereof; thence running south fifty-eight degrees, twenty-one minutes west forty-three hundred and three and four-tenths (4303.4) feet; thence in a ten degree curve to the left from said course as a tangent, a distance of five hundred fifty-four (554) feet; thence south two degrees, fifty-seven minutes west one hundred thirty and eight-tenths (130.8) feet to a stake on the south line of said Section, twelve hundred eighty-three feet (1283') east of the southwest quarter corner thereof, said fifty foot strip of land containing thirty-two one-hundredths (.32) acres, more or less.



     GOOSE LAKE SUBSTATION



1.   Certificate No. 209510


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

     Tracts "A" and "B", Registered Land Survey No. 204 on file in the office of the Registrar of Titles within and for said County.


     HIGH BRIDGE PLANT


1.   Certificate No. 41530
     That part of Lots two (2) and three (3) in Block eleven (11) in Kinney, Bond and Traders' Addition to St. Paul, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County, within the lines of a strip two hundred (200) feet wide, the northerly line of which strip is a line drawn from the southeast corner of Block seven (7) of said Kinney, Bond and Traders' Addition to the southeast corner of Lot sixteen (16) in Partition Plat, said property being taken by said City of St. Paul for the opening of a street two hundred
     (200) feet wide from Chestnut Street to a point where the creek, which is the outlet of Fountain Cave empties into the Mississippi River as recorded in Book 4 of Street Openings, Pages 313, and 22, of the records in the office of the Register of Deeds for Ramsey County, Minnesota.


2.   Certificate No. 51787
     Lots five (5) and six (6) Block eight (8) and Lots five (5), six (6) and eleven (11), Block eleven (11), in Kinney, Bond & Trader's Addition to St. Paul, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for Ramsey County, Minnesota, subject to such rights of the City of St. Paul therein as now exist for street or levee purposes.


3.   Certificate No. 88301
     That portion of the Upper Levee lying in the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) Section twelve (12), Township twenty-eight (28), Range twenty-three (23), bounded by the following described lines: On the northwest by a straight line southeasterly of and parallel to the northwesterly line of the Upper Levee and distant 66 feet therefrom; on the northeast by a line commencing at a point on the northwesterly line of said Levee which is 126.77 feet southwesterly of the intersection of the northwesterly line of the Upper Levee with the north line of said Section twelve (12), said line extending southeasterly at an angle to the left of 69 degrees, 53 minutes from the northwesterly line of the Upper Levee as extended southwesterly from the aforesaid point; on the southeast by the Mississippi River and on the southwest by a line drawn at right angles to the Northwesterly line of the Upper Levee from a point thereon which is 473 feet southwesterly of the intersection of said Upper Levee line with the north line of said Section twelve (12), including therein parts of Lots ten (10), eleven (11) and twelve (12), Block four (4) and parts of Lots one (1), two (2) and three (3), Block eight (8), Kinney, Bond & Trader's Addition, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Ramsey County, Minnesota, together with the vacated streets and alleys within the described area, together with all riparian rights, accretions and relictions accruing to or appurtenant to said land.


4.   Certificate No. 90571
     That part of Block 1, J. T. McMillan Company's Plat, St. Paul, Minnesota, according to the original plat thereof on file and of record in the office of the Register of Deeds in and for Ramsey County, Minnesota, which lies southerly of a line described as follows: Beginning at an iron monument in the north line of Section 12, Township 28, Range 23, Ramsey County, Minnesota, which monument is 514.63 feet east of the northwest corner of Government Lot 1 in said Section 12; thence (assuming the north line of said Section 12 as a due East and West line) South 60DEG.29' West,
     141.60 feet to a point; thence South 71DEG.46 1/2' West 250.82 feet to a point; thence South 65DEG.18' West 166.96 feet to a point in the west line of said Government Lot 1, which point is 218 feet south of the said Northwest corner of said Government Lot 1.


5.   Certificate No. 109650


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

     All that part of the following described property lying southeasterly of a line drawn parallel with and eighty (80) feet southeasterly of the northwesterly line of the Upper Levee, to-wit: Lots three (3) and four (4), in Block eight (8); Lots four (4), eight (8), nine (9) and ten (10), in Block eleven (11) and Block seventeen (17), all in Kinney, Bone & Trader's Addition to St. Paul, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said Ramsey County; together with all vacated streets and alleys which accrued to said property by operation of law upon the vacation thereof; and the accretions and relictions accruing to said land.


6.   Certificate No. 239134
     Blocks one (1), two (2), four (4), five (5) and six (6), Northern States Power Company's Plat, St. Paul, Minn., according to the plat thereof filed of record in the office of the Registrar of Titles within and for said County, except those parts of Blocks 4 and 5 deeded to the City of Saint Paul as shown on Survey filed with Document Number 412820.


     ISLAND STEAM PLANT


1.   Certificate No. 334756
     Parcel 1. Tracts A and C, Registered Land Survey No. 441, files of Registrar of Titles, County of Ramsey.


     Parcel 2. And also all that certain tract or parcel of land lying and being in Section 12, Township 28 North of Range 23 West, and within the following boundary lines, to-wit:


         Starting at the Northeast corner of the Northwest quarter of the Northeast quarter of said Section 12; thence South along the East line of said Northwest quarter of the Northeast quarter (which is also the Easterly line of Lot 16, Partition Plat and of McMilian's Addition, and the true bearing of which line is South 0DEG.06'
         East from the said point of beginning) and along the extension of said line 1931.1 feet; thence South 62DEG.23' West 144.28 feet; thence South 49DEG.30' West 500 feet; thence South 77DEG.
         22' West 33.54 feet, to the intersection of said last described line with the Westerly line of Lot 15, Partition Plat, extended Southerly; thence North along the said Westerly line of Lot 15, Partition Plat, extended Southerly (the true bearing of which line is North 0DEG.06' West) and along the said line 2191.2 feet to the right of way of the Chicago, St. Paul, Minneapolis and Omaha Railway; thence North 44DEG.01' East along the line of said right of way 193.6 feet to the North line of said Section 12; thence East along the North line of said Section 12 to the place of beginning, excepting therefrom the following described tract:
         Commencing at a point of beginning on the Westerly line of Lot 15, Partition Plat, 1476 feet, more or less North from the granite monument located at the intersection of said line and the North line of the Levee Road (the said point of beginning being the point where said Westerly line of Lot 15, Partition Plat, crosses the Easterly boundary of the right of way for stockyard track conveyed by M. J. O'Connor and Martin Delaney to St. Paul and Sioux City Railroad Company by deed recorded in 94 of Deed, Page 141); thence Northeasterly along said easterly boundary of said right-of-way, 466 feet more or less to the North lin eof said Lot 15, Partition Plat; thence West along said North line of Lot 15, Partition Plat, 35 feet more or less to the right-of-way of the C. St. P. M. & O. Ry. Co.; thence Southwesterly along said right-of-way 193.6 feet more or less to the West line of said Lot 15, Partition Plat; thence South along said West line of Lot 15, Partition Plat, 285 feet more or less to the place of beginning;

     which lies Southerly of a line drawn parallel with the North line of said Northwest quarter of the Northeast quarter, and 218 feet Southerly thereof.

     Subject to a public easement for street purposes in the street known as the Levee Road, which said street is a strip of land eighty (80) feet (and no more) in width, the Northwesterly line of which strip is a straight line drawn from the Southeasterly corner of Lot 16, Partition Plat to the Southeasterly corner of Lot 14, Partition Plat, the location of said points, line and street being shown in the "Plan of Street Opening for a Levee" filed in the office of the Register of Deeds of Ramsey County, Minnesota on June 27, 1886 and now of record in said office in Book 4 of Street Openings, page 22, and subject to a further easement over the strip of land lying Southeasterly of the above described Levee and which was included within the original Levee Road as shown in said "Plan of Street Opening for Levee" reserved to the City of Saint Paul for slopes, cuts and fills which may be necessary in the construction and maintenance of a highway over and upon the above described eighty (80) foot strip reserved for street purposes.

     KOHLMAN LAKE SUBSTATION



1.   Certificate No. 247652
     Tract "A", Registered Land Survey No. 262, files of Registrar of Titles, County of Ramsey.



     LINE 0821



1.   Certificate No. 98894
     Lots one (1), two (2), three (3) and four (4), Block four (4), Watson and Rice's Subdivision "C" of Block one (1), Stinson, Brown and Ramsey's Addition to the City of St. Paul, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County.



     LINES - DISTRIBUTION



1.   Certificate No. 72389
     Lot twenty-one (21) in Block thirty (30) in "St. Anthony Park North", acording to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for the County of Ramsey and State of Minnesota.



     MAPLEWOOD GAS PLANT (TORRENS PORTION)



1.   Certificate No. 265515
     (Except East 49.5 feet) Southeast quarter of the Northeast quarter of the Northeast quarter of Section 24, Township 29, Range 22.



     MARGARET STREET GAS REGULATOR



1.   Certificate No. 148305
     Lot twelve (12), Block three (3), the North St. Paul Land Co's Rearrangement No. 1 in Blocks 14,15, and 18 of North St. Paul Proper, Ramsey Co., Minn., according to the recorded plat thereof on file and of record in the Office of the Register of Deeds in and for said County.



     MERRIAM PARK SUBSTATION



1.   Certificate No. 153235
     Commencing at the southeast corner of Lot seven (7) in Block four (4) of Snelling Park to St. Paul, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County, for a point of beginning; thence East twenty-five (25) feet to a point; thence North twenty-five (25) feet to a point; thence North


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

     forty-five (45) degrees West to a point on the West line of Lot five (5) in said Block; thence North along said West line to the Northwest corner of said Lot five (5); thence East along the South line of Iglehart Avenue in the City of St. Paul in said County to the Northeast corner of Lot one (1) in said Block; thence South along the West line of Asbury Avenue in said City of St. Paul to the Southeast corner of Lot sixteen
     (16) in said Block; thence West along the North line of Marshall Avenue in said City of St. Paul to the intersection of said North line of Marshall Avenue with the Northerly line of the Chicago, Milwaukee & St. Paul Railway right of way which Northerly line of said Railway right of way is a line drawn across the Southwest corner of Section thirty-four
     (34), Township twenty-nine (29), Range twenty-three (23), fifty (50) feet Northeasterly of and parallel to the center line of the railroad of said Railway Company as said center line was heretofore surveyed, fixed, established and located by stakes and monuments on the ground by said railway company; thence Northwesterly along said Northerly line of said right of way to the intersection of the Northerly line of said right of way with the East line of Snelling Avenue in said City of St. Paul; thence North along said East line of Snelling Avenue to the Southwest corner of said Lot seven (7) in said Block; thence East along the south line of said Lot seven (7) to the point of beginning, except that part thereof included within the limits of Snelling and Marshall Avenues.

2.   Certificate No. 323527
     Lots 6 and 7;

     Those parts of Lot 5 and the adjoining alley, vacated, described as beginning at the Southeast corner of Lot 7; thence East 25 feet; thence North 25 feet; thence North 45 degrees West to a point on the West Line of said Lot 5 thence North along said West line to the Northwest corner of said Lot 5; thence West to the Northeast corner of Lot 6; thence South along the East line of said Lots 6 and 7 to the point of beginning;

     all in Block 4, Snelling Park to St. Paul, Minnesota.

     Subject to a trust deed made by Northern States Power Company, a Minnesota corporation, in favor of Harris Trust and Savings Bank, an Illinois corporation, trustee, dated 1 February 1937, filed for record 15 February 1937, and recorded in Book 856 of Mortgages, page 243, to secure the principal sum of $75,000.00. Said trust deed has been supplemented by the instruments recorded in or as Book 925 of Mortgages, page 477, Book 941 of Mortgages, page 437, Book 965 of Mortgages, page 541, Book 1026 of Mortgages, page 1, Book 1045 of Mortgages, page 339, Book 1110 of Mortgages, page 3, Book 1166 of Mortgages, page 321, Book 1227 of Mortgages, page 481, Book 1249 of Mortgages, page 129, Book 1267 of Mortgages, page 439, Book 1714 of Ramsey County Records, page 294, Book 1753 of Ramsey County Records, page 282, Book 1793 of Ramsey County Records, page 883, Book 1866 of Ramsey County Records, page 1, Book 2036 of Ramsey County Records, page 113, Book 2074 of Ramsey County Records, page 926, Book 2096 of Ramsey County Records, page 485, Book 2125 of Ramsey County Records, page 244, Book 2200 of Ramsey County Records, page 803, Book 2272 of Ramsey County Records, page 229, Book 2284 of Ramsey County Records, page 433, Book 2328 of Ramsey County Records, page 893, Book 2387 Ramsey County Records, page 50, Book 2448 of Ramsey County Records, page 815, Book 2485 of Ramsey County Records, page 304, Document Nos. 1906388, 1907886, 1929391, 2119351, 2178147, 2204560, 2237800, 2247623, 2266815 and
     2282921 of Ramsey County Records.

     Subject to an easement for street purposes in favor of the City of Saint Paul as to the West 10 feet of said Lots 6 and 7, as set forth in Book 4 of Street Openings, Page 17.

     Subject to an easement for slope purposes in favor of City of Saint Paul for use in connection with the grading of adjoining Iglehart Street, as set forth in Book 1 of Plains, Page 1.



     RICE STREET PARKING (TORRENS PORTION)



1.   Certificate No. 322393
     Lot 7, Block 1, Lockey's Addition to the City of St. Paul.

2.   Certificate No. 325091
     Lots 3, 4, 5 and 6, Block 1, Lockey's Addition to the City of St. Paul.

     RICE STREET SERVICE CENTER (TORRENS PORTION)

1.   Certificate No. 337818
     Lots 1, 2 and East 1/2 of Lot 3; and that part of the East 1/2 of Lot 26, and all of Lots 27 and 28 lying Northwesterly of a line which is 9 feet Northwesterly of and parallel to the following line; commencing at a point in the East line of said Block 4, Pacific Addition to Saint Paul which is
     91.5 feet North of the Southeast corner of said Block 4 thence Southwesterly making an angle of 52 degrees 45 minutes with said East line of said Block 4 at a distance of 46.5 feet to the beginning of a 16 degrees 39 minutes curve; thence continuing Southwesterly on said 16 degrees 39 minutes curve to the right a distance of 143.0 feet more or less, to an intersection with the South line of said Block 4 at a point 167.39 feet West of the Southeast corner of said Block 4, in Block 4, Pacific Addition to Saint Paul together with that part of the adjoining alley, vacated, lying between the extensions across said alley of the East line of Lot 1 and the West line of the East 1/2 of Lot 3.
     Subject to the easements and rights reserved by Section 228 of the St.
     Paul Legislative Code, formerly Ordinance No. 3394, as set forth in the instrument filed in the office of the Registrar of Titles as Doc. No. 456577, as to said parts of the vacated alley.

     ST. CLAIR SUBSTATION

1.   Certificate No. 76394
     Lots fourteen (14) and fifteen (15) in Block six (6) in St. Clair St. and Short Line Addition to the City of St. Paul, Plat 2, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said Ramsey County.




     SHEPARD SUBSTATION (TORRENS PORTION)

1.   Certificate No. 224357
     Lot seven (7) in Block one (1) in Youngman and Lamm's Addition, Ramsey Co., Minn., according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County.

2.   Certificate No. 224445
     Lot eight (8) in Block one (1) in Youngman and Lamm's Addition, Ramsey Co., Minn., according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County.

3.   Certificate No. 229150
     Lots 1 to 6, inclusive, Block 1; those parts of Lots 9 to 13, inclusive, Block 1, described as beginning at the Northwest corner of said Lot 9; thence Southeasterly along the Southwesterly line of said Lot 9 to a point thereon distant 236.5 feet Southeasterly from the Northwest corner of said Block1; thence Northeasterly, deflecting to the left 92 degrees 29 minutes 30 seconds, a distance of 181.56 feet to the East line of said Lot 13; thence North along said East line of Lot 13 to the Northeast corner thereof; thence Southwesterly along the Northwesterly lines of said Lots 13, 12, 11, 10 and 9 to the point of beginning; all in Youngman and Lamm's Addition, Ramsey County, Minn., according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for Ramsey County.

     TERMINAL SUBSTATION (TORRENS PORTION)

1.   Certificate No. 114798
     All that part of the Southwest quarter (SW 1/4) of the Southwest quarter (SW 1/4) of Section seventeen (17), Township twenty-nine (29), Range twenty-three (23), commencing at a point on a line parallel with and thirty-three (33) feet distant North measured at right angles from the South line of said Section and at a distance of one hundred eighty-seven and one-half (187 1/2) feet easterly from the Westerly line of said Section; thence running North at right angles and on a line parallel with and one hundred eighty-seven and one-half (87 1/2) feet distant Easterly measured at right angles from the West line of said Section a distance of two hundred (200) feet; thence West at right angles and on a


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

     line parallel with and two hundred thirty-three (233) feet distant North measured at right angles from the South line of said Section for a distance of one hundred twenty-five (125) feet; thence North at right angles and on a line parallel with and sixty-two and one-half (62 1/2) feet distant East, measured at right angles from the West line of said Section for a distance of seven hundred fifty-seven (757) feet; thence East at right angles with said last mentioned line and on a line parallel with and nine hundred ninety (990) feet distant North measured at right angles from the South line of said Section to a point on the Westerly line of the right of way of the Minnesota Belt Line and Transfer Railway Company as described in and conveyed by that certain deed from Mary A. Bowen and others to Minnesota Transfer Railway Company dated October 26, 1901 and recorded in the office of the Register of Deeds of said Ramsey County, November 14, 1901 in Book 436 of Deeds, Page 628; thence running Southeasterly along the Westerly line of said right of way as conveyed by said last mentioned deed to a point thirty-three (33) feet distant northerly measured at right angles from the South line of said Section; thence Westerly on a line parallel with and thirty-three (33) feet distant northerly measured at right angles from the South line of said Section to the place of beginning.




     TOPPING SUBSTATION

1.   Certificate No. 239136
     Lots twenty-three (23) and twenty-four (24) in Block three (3) in Foundry Addition to St. Paul, according to the recorded plat thereof on file and of record in the office of the Register of Deeds in and for said County.

     WESTERN SUBSTATION

1.   Certificate No. 253003
     Lots 11 to 18 inclusive, Block 3, Pacific Addition to St. Paul, except that part thereof included in a strip of land 21 feet wide described as follows, to-wit: Commencing at a point in the center line of Western Avenue, which Avenue adjoins said Block 3 on the west where said center line intersects the northerly boundary line of the right of way of the St. Paul, Minneapolis and Manitoba Railway Company, which right of way lies immediately to the south of said Pacific Addition; thence easterly from said point along the northerly boundary line of said right of way to the point where the dividing line between Lots 16 and 17 in said Block 4 produced to the south, intersects the said northly boundary line of said right of way; thence north along said dividing line between said Lots 16 and 17 to a point on said dividing line which is 21 feet distant from said northerly boundary line of said right-of-way, said 21 feet being measured at right angles to said northerly boundary line of said right of way; thence westerly along a line parallel to and 21 feet distant from said northerly boundary line of said right of way to said center line of said Western Avenue; thence South to the point of beginning. Subject to the rights of Northern States Power Company over, across and upon a portion of the above described property for power line purposes. See Document Number 488674

2.   Certificate No. 254713
     Lots 9, 10 and 19, Block 3, Pacific Addition to St. Paul, except that part thereof included in a strip of land 21 feet wide described as follows, to-wit:


         Commencing at a point in the center line of Western Avenue, which Avenue adjoins said Block 3 on the west where said center line intersects the northerly boundary line of the right of way of the St. Paul, Minneapolis and Manitoba Railway Company, which right of way lies immediately to the South of said Pacific Addition; thence easterly from said point along the northerly boundary line of said right of way to the point where the dividing line between Lots 16 and 17 in said Block 4 produced to the south, intersects the said northerly boundary line of said right of way; thence north along said dividing line between said Lots 16 and 17 to a point on said dividing line which is 21 feet distant from said northerly boundary line of said right of way, said 21 feet being measured at right angles to said northerly boundary line of said right of way; thence westerly along a line parallel to and 21 feet distant from said northerly boundary line of said right of way to said center line of said Western Avenue; thence south to the point of beginning.

                                 REDWOOD COUNTY


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

     The following described real property, situate, lying and being in the County of Redwood, to-wit:


                                   ABSTRACT

     MORGAN SUBSTATION

1. The South Two Hundred (200) feet of the East One Hundred Thirty-three (133) feet of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Fifteen (15), Township One Hundred Eleven (111) North, Range Thirty-four (34) West.

     DELANO QUARRY SUBSTATION

1. Beginning at a point at the Northeast corner of the Southeast quarter (SE1/4) of Section Eighteen (18). Swedes Forest Township One Hundred Fourteen (114) North, Range Thirty-seven (37) West; thence in a westerly direction along the North line of said Southeast quarter (SE1/4) a distance of Seventy-five (75) feet; thence in a southerly direction parallel to the East line of said Southeast Quarter (SE1/4) a distance of Seventy-five (75) feet; thence in an easterly direction parallel to the North line of said Southeast quarter (SE1/4) a distance of Seventy-five (75) feet; thence in a northerly direction along the East line of said Southeast quarter (SE1/4) a distance of Seventy-five (75) feet to the point of beginning.

                                  RENVILLE COUNTY

     The following described real property, situate, lying and being in the County of Renville, to-wit:

                                      ABSTRACT

     SACRED HEART SUBSTATION

1. Lots 7, 10 and 11 in Block Six (6) of the original Plat of the Village of Sacred Heart, Renville County, Minnesota.

     RENVILLE SUBSTATION

1. That part of the Southeast Quarter of Southeast Quarter (SE 1/4 SE 1/4) of Section Six (6), Township One Hundred Fifteen (115) North, Range Thirty-six
     (36) West, described as follows, to-wit:

     Commencing at a point Thirty-three (33) feet West and Eleven Hundred Fifty-seven and One-tenth (1157.1) feet North of the Southeast corner of Section Six (6), Township One Hundred Fifteen (115) North, Range Thirty-six
     (36) West; thence West Fifty (50) feet; thence North Fifty (50) feet; thence East Fifty (50) feet; thence South Fifty (50) feet to place of beginning, containing .057 acre.

     HECTOR SUBSTATION

1. Lots Thirteen (13), Fourteen (14), and Fifteen (15) of Lindekugel`s Rearrangement of Lots One (1) and Two (2) (except South One Hundred Fifty
     (150) feet of Lot One (1) and of West Half (W 1/2) of Lots Two (2), Three
     (3), Four (4), Five (5), and Six (6), except South One Hundred (100) feet of Lots Five (5) and Six (6), in Lindekugel's Addition to Village of Hector.


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

     DANUBE SUBSTATION

1. Starting from the Northwest corner of the South West quarter of the South West Quarter section number five (5) township one hundred fifteen (115) range number thirty five (35), Thence North along section line across rail road right away a distance of four Hundred and four and two thirds feet (404 2/3 ft) to place of beginning, Thence East along railroad right of way 108, Thence North 75 feet, thence West 108 feet, thence south 75 feet, to place of beginning containing .09527 part of an acre.

     BUFFALO LAKE SUBSTATION

1. That part of Lot Six (6), Park Addition to Village of Buffalo Lake, described as follows: Commencing at the intersection of the east line of First Avenue and the south line of State Trunk Highway #212; thence south along east line of First Avenue a distance of Seventy-eight and two-tenths (78.2) feet; thence east Sixty (60) feet; thence north Sixty (60) feet to the south line of State Trunk Highway No. 212; thence northwesterly along the south line of State Trunk Highway #212 to the place of beginning.

     BIRD ISLAND SUBSTATION

1. Lots Two and Three (2 and 3) in Block Two (2) and Lot thirty three (33) in Block One (1) in McMahon's Park Addition to Village of Bird Island, Minnesota. BIRD ISLAND GARAGE & SERVICE BUILDING

1. Lots 9, 10, 11, 32, 34, 35 and 36 of Block 1 of McMahon's Park Addition to the Village of Bird Island.

     FRANKLIN SWITCHING STATION AND SUBSTATION

1. The West Two Hundred Feet (W 200') of the South Three Hundred Feet (S 300') of the Southwest Quarter of the Northwest Quarter (SW1/4NW1/4) of Section One (1), Township One Hundred Twelve (112), Range Thirty-four (34), West of the 5th P.M., more particularly described as follows:

     Beginning at the Southwest corner of the SW1/4NW1/4 of said Section 1, thence Easterly along the South line of said SW1/4NW1/4 of Section 1 a distance of 200 feet, thence Northerly and parallel to the West line of said Section 1 a distance of 300 feet, thence Westerly and parallel to the South line of the SW1/4NW1/4 of Section 1 a distance of 200 feet to the West line of Section 1, thence Southerly along the said West line a distance of 300 feet to the place of beginning.

2. Commencing at the northwest corner of the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4) of Section One (1) Township One hundred twelve (112), Range Thirty-four (34), thence East along the north line of said Northwest Quarter of Southwest Quarter a distance of 200 feet; thence running South on a line parallel to the west line of said Northwest Quarter of Southwest Quarter to the limits of the State Trunk Highway # 14 which crosses said land, thence Northwesterly along the northerly line of said Trunk Highway to the west line of said Northwest Quarter of Southwest Quarter, thence North along the west line of said Northwest Quarter of Southwest Quarter to the place of beginning.

                                  RICE COUNTY

     The following described real property, situate, lying and being in the County of Rice, to-wit:

                                   ABSTRACT

     WEST FARIBAULT SUBSTATION


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

1.   The South One Half (S1/2) of the Southwest One Fourth (SW1/4) Section One
     (1), Township One Hundred Nine (109), Range Twenty One (21) lying Easterly of the right of way of the Chicago, Milwaukee, St. Paul, and Pacific Railroad Company and lying South of a line parallel to and 300 feet South of the North line said S1/2 SW1/4, excepting the branch line right of way of the aforesaid railroad all in Rice County, Minnesota.

2. The West Five Hundred Twelve and Nine Tenths (512.9) feet of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section One (1), Township One Hundred Nine (109) North, Range Twenty One (21) West of the Fifth Principal Meridian, lying South of a line parallel to and 300 feet South of the North line said SW1/4 SE1/4.

3. That part of the Northwest Quarter of Section 12, Township 109, Range 21, lying Easterly of the Right-of-Way of the Chicago, Milwaukee, St. Paul, and Pacific Railway in the County of Rice, State of Minnesota.

     NORTHFIELD SUBSTATION

1. North Sixteen (16) feet front and rear of Lot One (1) in Block Six, State Sub Addition to the City of Northfield.

2. Lots Two (2) and Three (3) in Block Six (6) of State Subdivision of Southeast Quarter (SE1/4) of Section Thirty-six (36), Township One hundred twelve (112) North, Range Twenty (20) West.

     MORRISTOWN SUBSTATION

1.   Lots Nine (9), Ten (10) Eleven (11), Twelve (12), Thirteen (13), Fourteen
     (14), Fifteen (15) and Sixteen (16), Block Eighteen (18) of Adams' and Allen's Addition to the Village of Morristown.

     NERSTRAND RADIO TOWER

1. The North Four Hundred Seventy Three (473) feet of the East Four Hundred Seventy Three (473) feet of the Northeast Quarter (NE1/4) of the Northeast Quarter (NE1/4) of Section Twelve (12), Township One Hundred Ten (110) North, Range Nineteen (19) West of the 5th P.M., subject to township roads, over and across the North and East sides thereof.

     NERSTRAND SUBSTATION

1. The East One-Hundred Thirty-three feet (133') of the North One Hundred Forty-five feet (145') of the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Thirty-six (36), Township One Hundred Ten (110) North, Range Nineteen (19) West of the 5th Principal Meridian, Rice County, Minnesota, subject to a Forty-five foot (45') road easement on the North side thereof and also subject to a Thirty-three foot (33') road easement on the East side thereof, and containing in all about .441 acres.

     LONSDALE SUBSTATION

1. The West One (1) acre of the North Five (5) acres of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Twelve (12),Township One Hundred Twelve (112) North, Range Twenty-two (22) West, Rice County, Minnesota.

     FARIBAULT SERVICE CENTER

1. All West of the right of way of the Chicago Great Western Railway Company of the South one-half (S1/2) of the Northeast Quarter (NE1/4) and the North one-fourth (N1/4) of the North one-half (N1/2) of the Southeast Quarter (SE1/4), all in Section 19, Township 110 North, Range 20 West of Fifth Principal Meridian, Faribault, Rice County, Minnesota, described as follows, to-wit: Beginning at the Northwest corner of said Southeast Quarter (SE1/4) of Section 19; thence South 0DEG.00'00" along the West line of said Southeast Quarter (SE1/4) and the center line of existing Minnesota Trunk Highway 3, formerly known as Minnesota State Trunk Highway No. 218 (for purposes of this description bearing of said West line of Southeast Quarter (SE1/4) and center line of existing Trunk Highway 3, assumed South 0DEG.00'00") a distance of 328.16 feet to the Southwest corner of said North one-fourth (N1/4) of North one-half (N1/2) of Southeast Quarter (SE1/4); thence North 89DEG. 54'00" East, 455.91 feet along the South line of said


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

     North one-fourth (N1/4) of North one-half (N1/2) of Southeast Quarter (SE1/4) to a point in the Southeasterly right of way line of a proposed alteration to said Minnesota Trunk Highway 3, as the same is set forth by an instrument bearing date of February 4th, 1955, and filed for record in the office of the Register of Deeds in and for Rice County, Minnesota, on February 8th, 1955, at 10:40 a.m. and recorded in Book 153 of Mortgages on pages 593 through 609, said point being also the true point of beginning of the parcel to be herein described; thence continue North 89DEG.54'00" East, along said South line of North one-fourth (N1/4) of North one-half (N1/2) of Southeast Quarter (SE1/4), 328.84 feet to a point in the Northwesterly right of way line of said Chicago Great Western Railway Company; thence North 25DEG.14'00" East, along said Railway right of way line, 490.46 feet; thence South 89DEG.54'00" West, along a line parallel with and 443.30 feet
     Northerly from said South line of North one-fourth (N1/4) of North one-half (N1/2) of Southeast Quarter (SE1/4), 487.22 feet to a point in said Southeasterly right of way line of the proposed alteration to said Trunk Highway 3; thence South 6DEG.31'00" West, along said
     Southeasterly right of way line, 446.28 feet to the true point of beginning, containing 4.153 acres more or less, subject to an easement over the South 20 feet thereof, as specified in deeds of record in said Register's office in Book 160 of Deeds, page 306; Book 165 of Deeds, page 432; Book 166 of Deeds, page 626; and Book 191 of Deeds, page 176; together with a non exclusive easement for a right of way over the South 20 feet of that portion of the North one-fourth (N1/4) of the North one-half (N1/2) of Southeast Quarter (SE1/4) of said Section 19 extending from the point where the East line of said proposed right of way of said Trunk Highway 3 intersects the South line of said North one-fourth (N1/4) of North one-half (N1/2) of Southeast Quarter (SE1/4) of said Section 19 West to the present Trunk Highway 3, which is also Second Avenue northwest of the City of Faribault.

     FARIBAULT SUBSTATION

1. That part of the SE1/4 of Section 31, Township 110 North, Range 20 West of the Fifth Principal Meridian, in the City of Faribault, Rice County, Minnesota, described as follows:

             Beginning at the Northeast corner of said SE1/4; thence Westerly, along the North line of said SE1/4 (for purposes of this description bearing of said North line is assumed South 89 degrees 35 minutes 01 seconds West), a distance of 577.63 feet to a point in the center line of the Chicago, Rock Island and Pacific Railroad; thence South 4 degrees 39 minutes 54 seconds East, along said Railroad center line, 598.97 feet; thence South 85 degrees 22 minutes 28 seconds West, 50.00 feet to the true point of beginning of the parcel to be herein described; thence South 85 degrees 22 minutes 28 seconds West, 102.19 feet; thence North 4 degrees 42 minutes 32 seconds West, 150 feet; thence North 85 degrees 22 minutes 28 seconds East, 102.31 feet; thence South 4 degrees 39 minutes 54 seconds East 150, feet to the point of beginning

2. That part of the SE1/4 of Section 31, Township 110 North, Range 20 West of the Fifth Principal Meridian, in the City of Faribault, Rice County, Minnesota, described as follows: Beginning at the Northeast corner of said SE1/4; thence Westerly, along the North line of said SE1/4 (for purposes of this description bearing of said North line is assumed South 89DEG.35'01"
     West), a distance of 577.63 feet to a point in the center line of the Chicago, Rock Island and Pacific Railroad; thence South 4DEG.39'54" East, along said Railroad center line, 598.97 feet; thence South 85DEG.22'28" West, .50.00 feet to the true point of beginning of the parcel to be herein described: thence South 4DEG.39'54" East, 99.52 feet; thence South 85DEG.09'39" West 102.12 feet; thence North
     4DEG.42'32" West, 99.91 feet; thence North 85DEG.22'28" East,
     102.19 feet to said true point of beginning.

     FAIR PARK SUBSTATION

1. The West Two Hundred (200) feet of the East One Thousand Eight Hundred Twenty-six (1,826) feet, of the North Two Hundred Seventy, five (275) feet of the Northwest Quarter (NW1/4) of Section Thirty (30), Township One Hundred Ten (110) North, Range Twenty (20) West of the Fifth (5th) Principal Meridian, in the City of Faribault, subject, however, to a Street or Highway easement over the North Seventy-five (75) feet thereof.


     DUNDAS SUBSTATION

1. That part of Outlot "A" in Bickel Addition, Northfield, Minnesota; and the West One-Half (W1/2) of the Northeast Quarter (NE1/4) of Section 11, Township 111 North, Range 20 West of the Fifth Principal Meridian, City of Northfield, Rice County, Minnesota, described as follows: Beginning at the most Westerly corner of Lot 1, Block 5


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

     of Northfield Riverview, Northfield, Minnesota; thence South 50 degrees 07 minutes 47 seconds East (assumed bearing) along the Southwesterly line of said Lot 1, Block 5, a distance of 341.85 feet to the East line of the West One-Half (W1/2) of the Northeast Quarter (NE1/4); thence South 00 degrees 53 minutes 06 seconds East a distance of 228.46 feet to the Northwesterly right-of-way of State Trunk Highway 3, Plat No. 66-28 on file and of record in the office of the County Recorder, Rice County, Minnesota; thence South 39 degrees 52 minutes 13 seconds West along said Northwesterly right-of-way of Highway 3 a distance of 148.76 feet to the Southwesterly line of said Outlot "A"; thence North 50 degrees 07 minutes 47 seconds West along said Southwesterly line of said Outlot "A" and the Northwesterly extension thereof, a distance of 526.00 feet to the centerline of Cannon Road; thence North 39 degrees 52 minutes 13 seconds East along said centerline of road a distance of 321.82 feet; thence South 50 degrees 07 minutes 47 seconds East a distance of 35.00 feet to the point of beginning.


                                 ROSEAU COUNTY

     The following described real property, situate, lying and being in the County of Roseau, to-wit:

                                  ABSTRACT

     ROSEAU COUNTY SUBSTATION

1. The W1/2 of the SW1/4 of Section 33, in Township 163 North, Range 37 West of the Fifth Principal Meridian in Minnesota, according to the United States Government survey thereof.


                                 SCOTT COUNTY

     The following described real property, situate, lying and being in the County of Scott, to-wit:

     SHAKOPEE SUBSTATION

1. Lots Three (3), Four (4) and Five (5), Block Thirteen (13), Shakopee, Scott County, Minnesota, according to the plat of Shakopee City on file and of record in the Office of the Register of Deeds.

     SCOTT COUNTY SUBSTATION

1. Commencing at the northwest corner of the Northeast Quarter (NE 1/4) of Section Fifteen (15), Township One Hundred Fifteen (115) North, Range Twenty Three (23) West, thence West Eighty Two and Five Tenths (82.5) feet, thence South and parallel with the north and south center line of said section One Thousand (1000) feet, thence South Fifty Six Degrees (56DEG.) East Five Hundred Eighty Two and One Tenth (582.1) feet to the northwesterly right of way line of State Trunk Highway No. 169, thence Northeasterly along the said northwesterly right of way line of said highway Fifteen Hundred Forty Eight and Four Tenths (1548.4) feet to the north line of said Section Fifteen (15), thence West Thirteen Hundred Seven and Eighty Five Hundredths (1307.85) feet to the point of beginning, Twenty Six and Two Tenths (26.2) acres more or less according to Govt. Survey thereof, EXCEPTING FROM THE ABOVE DESCRIPTION A STRIP OF LAND 50 FEET WIDE ADJOINING AND PARALLEL TO STATE TRUNK HIGHWAY NO. 169 ON THE NORTHWESTERLY SIDE THEREOF. ALSO EXCEPT,


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

             That part of the Northwest Quarter of the Northeast Quarter of
             Section 15, Township 115 North, Range 23 West, shown as Parcel
             38 on Minnesota Department of Transportation Right of Way Plat Numbered 70-17 as the same is on file and of record in the office of the County Reocrder in and for Scott County, Minnesota;

     JORDAN SUBSTATION


1. All that part of Block "I" of the Outlots of Jordan, Minnesota, in the North one-half of the Northeast Quarter (N 1/2 NE 1/4), of Section Nineteen
     (19), Township One Hundred Fourteen (114) North, Range Twenty-three (23) West, described as follows: Starting at a point on the East line of Varner Street One Hundred Eighty-eight (188) feet North of the East and West 1/16th line thru the North Quarter of said Section; thence East, parallel to said 1/16th line for Two Hundred (200) feet; thence North, parallel to Varner Street for Twenty (20) feet; thence East, parallel to said 1/16th line for Fifty-three and one-tenth (53.1) feet to the West right of way line of the Minneapolis and St. Louis Railway Company; thence North along said Railway Company right of way One Hundred Twenty-seven and five-tenths (127.5) feet; thence West parallel to Sixth Street One Hundred Twenty-five
     (125) feet; thence South, parallel to said Railroad One Hundred Twenty-five and nine-tenths (125.9) feet; thence West parallel to the said 1/16th line One Hundred Twenty-eight and three-tenths (128.3) feet to the East line of Varner Street; thence South, along the East line of Varner to the point of beginning.
             EXCEPT,


             All that part of Block "I" of the Outlots of Jordan, Minnesota, in the North one-half of the Northeast Quarter (N 1/2 NE 1/4), of Section Nineteen (19), Township One Hundred Fourteen (114) North, Range Twenty-three (23) West, described as follows:

             Starting at a point on the East line of Varner Street One Hundred Eighty-eight (188) feet North of the East and West 1/16th line thru the North Quarter of said Section; thence East, parallel to said 1/16th line for One Hundred Twenty-eight and three-tenths (128.3) feet; thence North, parallel to Varner Street for Twenty (20) feet; thence West parallel to the said 1/16th line One Hundred Twenty-eight and three-tenths (128.3) feet to the East line of Varner Street; thence South, along the East line of Varner to the point of beginning.

2. The East One Hundred Twenty-five (125) feet of the South One Hundred (100) feet of the North One Hundred Sixty-four (164) feet of Lots One (1) and Two
     (2), Block I, Jordan City Outlots, according to the plat thereof on record in the office of the County Recorder of said county, also described as:
              All that part of Lots 1 and 2, Block I, Jordan City Outlots, according to the recorded plat thereof on file and of record in the office of the County Recorder described as commencing at a point on the East line of Varner Street 164 feet South of the centerline of Sixth Street; thence East parallel to said centerline of Sixth Street extended Easterly to a point on the West right of way line of the Minneapolis and St. Louis
             Railroad, (Now being the Chicago and Northwestern Railway) the actual point of beginning of the land to be conveyed; thence
             West parallel to said extension of the centerline of Sixth
             Street 125 feet; thence North parallel to said East line of Varner Street 100 feet; thence East parallel to said extension of the centerline of Sixth Street to said West railroad right of way line; thence South on said West railroad right of way line to the actual point of beginning.

     BELLE PLAINE SUBSTATION

1. South One Hundred (100) feet of Lots Seven (7) and Eight (8), of Block Seventy-three (73), Belle Plaine, Scott County, Minnesota, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County and State,


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

     CREDIT RIVER SUBSTATION

1. The East 250 feet, except the North 380 feet thereof, of the following described property:

             That part of the East3/4 of the SE1/4 of Section 1, Township 114, Range 22, Described as follows: Commencing at the SE corner of said Section 1; thence on an assumed bearing of N 01DEG.21'00" W along the line between the SE corner and the NE corner of said Section 1, a distance of 1251.72 feet; thence at right angles S 88DEG.39' W, a distance of 1875.73 feet; thence S 86DEG.11'30" W, a distance of 84.66 feet to the east line of the west 30.0 feet of the East3/4 of the SE1/4 of said Section 1; thence N 86DEG.11'30" E, a distance of 514.66 feet;
             thence bearing south a distance of 704.31 feet to the centerline of County State Aid Highway #12; thence S 63DEG.37'56" E along the centerline of said Highway #12 a distance of 73.66 feet to the ACTUAL POINT OF BEGINNING of the property to be described; thence bearing North a distance of 412.0 feet; thence bearing East a distance of 944.0 ft; thence bearing South a distance of 870 ft, more or less, to the centerline of County State Aid Highway #12, thence NW'ly along the centerline of said Highway #12 a distance of 1053 feet, more or less to the point of beginning. Subject to County State Aid Highway #12 over the SW'ly 33 feet thereof. Said East 250 ft shall be measured along the North line of the aforedescribed property.


     JORDAN OFFICE AND SUBSTATION

1. South 61 feet of Lot 4, and the South 61 feet of West 5 feet of Lot 5, all in Block 9, Jordan City (now City of Jordan).

2. That portion of the East 55 feet of Lot 5 in Block 9 in the City of Jordan described as follows: starting on the East line of said Lot 5 at a point
     82.8 feet South of the Northeast Corner of said Block 9, thence South on the East line of said Block 67.9 feet, thence West 55 feet on a line parallel to the South line of said Lot 5, thence North parallel to and 5 feet East of the West line of said Lot to a point 82.5 feet South of the North line thereof, thence easterly 55 feet to the point of beginning. Subject to the right of the City of Jordan, Scott County, Minnesota, a Municipal Corporation, to the City well which is on said premises, and subject to the right of the said City of Jordan to use the North wall of the building on said premises, together with any extension of said North Wall, and together with any and all rights to said City well and said North wall of the building as set forth in a Deed wherein the said City of Jordan, a Municipal Corporation, is grantor, and the Minnesota Utilities Company is grantee, which Deed is dated November 4, 1935, and which Deed was thereafter and on December 30, 1936 filed in the office of the Register of Deeds of Scott County, Minnesota and recorded in said office in Book 85 of Deeds on pages 190-191 thereof.

3. All that part of Lot 6 and the alley in Block 9, City of Jordan, described as follows: starting at a pint on the North line of the alley 37.5 feet West of the Southeast corner of Lot 5, thence South 26.7 feet, thence North 40DEG.10' West 27.2 feet, thence North 5.9 feet to the North line of the original alley, thence East 17.5 feet to place of beginning.

4. Lot 6, Block 9, Jordan City (now City of Jordan) subject to the right of the City of Jordan to use for alley purposes the following described part thereof, to-wit: starting at a point on the East line of said Block 9,
     169.4 feet South of the Northeast corner thereof, and running thence West
     37.5 feet, thence North 40DEG. 10' West 14.0 feet to the South line of the present alley, thence West 13.5 feet to the Northeast corner of Lot 7, thence South 40DEG. 10' East 34.9 feet, thence East 37.5 feet to East line of said Block 9, thence North 16 feet to the place of beginning.


                                TORRENS

     BLUE LAKE PLANT

1.   Certificate No. 28648


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

     The South Half (S1/2) of the Northwest Quarter (NW1/4) of Section Eleven
     (11), Township One hundred fifteen (115), Range Twenty-two (22), Scott County, Minnesota;

             EXCEPT ALL OF THE FOLLOWING:

             That part of the South half of the Northwest Quarter and the Southwest Quarter of the Northeast Quarter, both in Section 11, Township 115 North, Range 22 West, shown as Parcel 75 on Minnesota Department of Transportation Right of Way Plats Numbered 70-14 and 70-18 as the same are on file and of record in the Office of the Registrar of Titles in and for Scott County, Minnesota.

     BLUE LAKE SUBSTATION

1. Certificate No. 28649 That part of the South Half of the Southeast Quarter (S1/2 of SE1/4) of Section 2, Township 115, Range 22, AND that part of the West Half of the Northeast Quarter (W1/2 of NE1/4) of Section 11, Township 115, Range 22, lying south of the southerly line of the Chicago and North Western Transportation Company's (formerly Chicago, St. Paul, Minneapolis and Omaha Railway Company) One hundred thirty-three (133) foot right-of-way as now located and established over and across said Sections 2 and 11, Township 115, Range 22, Scott County, Minnesota,

     EXCEPT THE FOLLOWING DESCRIBED PARCEL OF LAND which lies within the following described line:
             Commencing at the intersection of the West line of the Southeast Quarter (SE1/4) of said Section 2, with the Southerly right-of-way line of the Chicago and North Western Transportation Company; thence easterly along said southerly right-of-way line a distance of 392.00 feet to the actual point of beginning; thence continuing easterly along said southerly right-of-way line to the east line of the West half (W1/2) of the Northeast Quarter (NE1/4) of said Section 11; thence southerly along said east line to a line 157.0 feet southerly of, measured at right angles to and parallel with the southerly right-of-way line of said Transportation Company; thence westerly parallel with said southerly right-of-way line a distance of 426.11 feet; thence northwesterly along a straight line to the point of beginning.

             EXCEPT ALL OF THE FOLLOWING:

             That part of the South Half of the Northwest Quarter and the Southwest Quarter of the Northeast Quarter, both in Section 11, Township 115, Range 22 West, shown as Parcel 75 on Minnesota Department of Transportation Right of Way Plats Numbered 70-14 and 70-18 as the same are on file and of record in the Office of the Registrar of Titles in and for Scott County, Minnesota.

                                SHERBURNE COUNTY

     The following described real property, situate, lying and being in the County of Sherburne, to-wit:

                                     ABSTRACT

     SHERCO PLANT SITE (ABSTRACT PORTION)

1.   The West Half of the Northwest Quarter (w1/2 of NW1/4) of Section Seven
     (7), Township Thirty-three (33), Range Twenty-eight (28).

2. That part of Government Lot Two (2), Section Two (2), Township 33, Range 29 lying Southerly of the center line of County Road No. 53 as presently located and established.


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

3. That part of Government Lot 1, Section 35, Township 34, Range 29 lying Southerly of the center line of said County Road No. 53 and Easterly of a line commencing at the intersection of the South line of said Section 35 with the Mississippi River and extending Northerly to a point on the North line of the SW1/4 of said Section 35; that will leave eighty (80) acres of the said SW1/4 on the Westerly side thereof.

4.   The SW1/4 of Section 6, Township 33 North, Range 28 West.

5. The Northeast Quarter of the Northwest Quarter, Section 7, Township 33, Range 28.

6.   The SE1/4 of the NW1/4, Section 7, Township 33 North, Range 28 West.

7. The SW1/4 of the SE1/4 of Section 31, Township 34 North, Range 28 West, lying Southwesterly of the Railroad.

8. The East Half of the NE1/4 lying Southwesterly of the centerline of the Railroad, subject to the Railroad, and the East Half of the SE1/4, all in
     Section 36, Township 34 North, Range 29 West.

9. The W1/2 of the SE1/4; and the NE1/4 of the SE1/4 of Section 35, Township 34 North, Range 29 West.

10.  Lot 3, Section 2, Township 33 North, Range 29 West.

11.  Government Lot 1, Section 2, Township 33 North, Range 29 West.

12.  Government Lot 2, Section 2, Township 33, Range 29 and all of the SW1/4 of
     Section 35, Township 34, Range 29 consisting of Government Lot 1, the SE1/4 of the SW1/4 and the N1/2 of the SW1/4.

13. The N1/2 of Section 35, Township 34, Range 29, except the north 440 feet of the W1/2 of the NE1/4 of said Section 35.

14. That part of the NW1/4, Section 31, Township 34 North, Range 28 West lying Southwesterly of the Railroad.

15. That part of the North 440 feet of the W1/2 of the NE1/4 of Section 35, Township 34, Range 29 described as follows:

             Beginning at the Northwest corner of the NE1/4 of Section 35, Township 34 North, Range 29 West; thence North 89 degrees 07 minutes 33 seconds East along the North line of said NE1/4 of
             Section 35 (assumed bearing) a distance of 495.01 feet; thence South 00 degrees 10 minutes 53 seconds West a distance of 440.07 feet to the South line of the North 440 feet of the NW1/4 of the NE1/4; thence South 89 degrees 07 minutes 33 seconds West a distance of 495.02 feet to the West line of the NE1/4 of Section 35; thence North 00 degrees 10 minutes 53 seconds East along said West line to the point of beginning, and there terminating. Subject to easements of record. Said land contains 5.00 acres; and

             Commencing at the Northwest corner of the NE1/4 of Section 35, Township 34 North, Range 29 West; thence North 89 degrees 07 minutes 33 seconds East along the North line of said NE1/4 of
             Section 35 (assumed bearing) a distance of 819.97 feet to the point of beginning of the land to be described; thence continuing North 89 degrees 07 minutes 33 seconds East a distance of 497.96 feet to the East line of the NW1/4 of the NE1/4 of said Section 35; thence South 00 degrees 11 minutes 30 seconds West along the East line of said NW1/4 of the NE1/4 a distance of 440.07 feet to the South line of the North 440 feet thereof; thence South 89 degrees 07 minutes 33 seconds West a distance of 495.00 feet; thence North 00 degrees 11 minutes 31 seconds East a distance of 440.07 feet to the point of beginning and there terminating. Subject to easements of record. Said land contains 5.00 acres.

16.  The NW1/4 Section 6, Township 33, Range 28 and that part of the SW1/4
     Section 31, Township 34, Range 28 lying Southwesterly of the BN Railroad, except:

             All that part of the N1/2 of the NW1/4 of Section 6, Township 33, Range 28, and of the SW1/4 of Section 31, Township 34, Range 28, all in Sherburne County, Minnesota, described as follows:
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

             Commencing at the Southeast corner of said SW1/4 of Section 31; thence North 0DEG.24'43" East along the East line of said
             SE1/4 for 579.44 feet to intersect the Southwesterly line of the right-of-way of the Burlington Northern, Inc. Railway; thence North 48DEG.14'39" West along said railroad right-of-way for 214.41 feet to intersect the centerline of the new NSP Plant Access Road to be hereby described, said centerline to be hereafter known as Line "A" for the purpose of this description: thence South 41DEG.47'22" West along said Line "A" for
             837.92 feet; thence continue southwesterly along said Line "A" being a tangential curve concave to the northwest, radius 572.96 feet, for a central angle of 46DEG.32'52", and length
             465.48 feet; thence South 88 DEG.20'14" West along said Line
             "A" and tangent to said curve for 834.09 feet to intersect with, and terminate said Line "A", at the southerly extension of the West line of the East 640.00 feet, as measured at right angles, of the SW1/4 of said SW1/4 of Section 31; thence North 0DEG.21'01" East along said southerly extension of and along said
             West line of the East 640.00 feet for 689.06 feet, more or less, to intersect a line at right angles to said railroad right-of-way and passing through the Northwest corner of the SE1/4 of said SW1/4 of Section 31; thence North 41DEG.45'21"
             East along said line at right angles to the railroad right-of-way for 967.67 feet, more or less, to said Northwest corner of the SE1/4 of the SW1/4; thence continue North 41DEG.45'21" East along the last described line for 342.54 feet, more or less, to intersect said railroad right-of-way; thence South 48DEG.14'39" East along said railroad right-of-way for 1241.21 feet, more or less, to the point of beginning. Excepting therefrom all that part thereof lying southeasterly and southerly of a line 50.00 feet northwesterly and northerly of, as measured at right angles to, the above described Line "A". For the purposes of this description, the South line of said SW1/4 of Section 31 is assumed to bear South 88DEG.19'48" West.

             And, also except the South 850 feet of the West 1536.16 feet of the East 2575 feet of the Northwest Quarter of Section 6, Township 33 North, Range 28 West.

     MONTICELLO PLANT (ABSTRACT PORTION)

1. The West Half of the Northeast Quarter (W1/2 of the NE1/4) of Section 21, Township 33 North, Range 28 West.

2. That part of the S1/2 of SE1/4 of Section 18, Township 33, Range 28, described as follows: Commencing at a point on the East line of said
     Section 18, 210 feet North of the Southeast corner of said section; thence North 79DEG.35' West 740 feet; thence North 45DEG.50' West 170 feet; thence West 65 feet; thence South 140 feet; thence South 61DEG.25' West 645 feet; thence West 415 feet; thence North 68DEG.31' West
     328 feet; thence North 675 feet; thence North 15 DEG.30' West 416 feet to a point on the North line of said S1/2 of SE1/4 300 feet East of the Northwest corner thereof; thence East on the North line of said S1/2 of SE1/4 to the Northeast corner of said tract; thence South to the point of beginning, containing 55.33 acres.

3. Government Lots One (1) and Two (2) in Section Nineteen (19); and, Government Lots One (1) and Six (6) in Section Twenty (20); and, Government Lots Three (3), Four (4), Five (5), and Six (6) in Section Twenty-one (21), all lying and being in Township Thirty-three (33) North, Range Twenty-eight
     (28) West.

4. All that part of the south half of the southeast quarter of Section eighteen (18), Township thirty-three (33) North, Range twenty-eight (28) west, described as follows, to wit: Commencing at a point on the east line of said Section eighteen (18) two hundred ten (210) feet north of the southeast corner thereof; running thence north seventy-nine degrees and thirty-five minutes (79DEG.35') west seven hundred forty (740) feet;
     thence north forty-five degrees and fifty minutes (45DEG.50') west one hundred seventy (170) feet; thence west sixty-five (65) feet; thence south one hundred forty (140) feet; thence sixty-one degrees and twenty-five minutes (61DEG.25') west six hundred forty-five (645) feet; thence west four hundred fifteen (415) feet; thence north sixty-eight degrees and thirty-one minutes (68DEG.31') west three hundred twenty-eight (328) feet; thence north six hundred seventy-five (675) feet; thence north fifteen degrees and thirty minutes (15DEG.30') west four hundred sixteen (416) feet to a point on the north line of the said south half of the southeast quarter three hundred (300) feet east of the northwest corner thereof; thence west along said north line to the northwest corner of said south half of the southeast quarter; thence south along the west line of said south half of the southeast quarter to the south line of said section eighteen (18); thence east along said


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

     south line to the southeast corner of said section; and thence north along the east line of said Section eighteen (18) to the point of beginning, containing Twenty-four and sixty-seven hundredths (24.67) acres, more or less.

5.   Lots one (1) and two (2) of section eighteen (18) Township thirty-three
     (33) north, Range twenty-eight (28) west.

6. The southwest quarter of the southeast quarter of Section seventeen (17) and lot three (3) of Section twenty (20), all in Township thirty-three (33) North of Range twenty-eight (28) West, containing one hundred eight and forty hundredths (108.40) acres, more or less, according to the United States government survey thereof.

7. Lot three (3), Section nineteen (19), Township thirty-three (33) North, Range twenty-eight (28) west.

8. Lots four (4) and five (5), Section twenty (20), Township thirty-three (33) North, Range twenty-eight (28) west.

9. Lot two (2), Section twenty (20), Township thirty-three (33) North, Range twenty-eight (28) west, of the Fourth Principal Meridian.

10. Lots one (1) and two (2) in Section twenty-one (21) all in Township thirty-three (33) North, Range twenty-eight (28) west.

     RDF ASH LANDFILL

1. The West Half of the Southwest Quarter (W1/2 SW1/4) of Section Seven (7), Township Thirty-three (33) North, Range Twenty-eight (28) West, containing
     86.61 acres more or less.

     ELK RIVER RESOURCE RECOVERY SYSTEM

1. The Southwest one-quarter of the Southeast one-quarter (SW1/4 of the SE1/4), Section 11, Township 32, Range 26, according to Government Land Survey, except the South 468 feet of the West 495 feet thereof, subject to highway easement of record.

     CLEAR LAKE SUBSTATION

1. All that part of the Northeast Quarter of Northeast Quarter (NE1/4 NE1/4) Section Twenty-three (23), Township Thirty-four (34) Range Thirty (30) described as follows: Beginning at the easterly corner of the intersection of the Clear Lake-Clearwater Road and the River Road (so-called); thence in a Northeasterly direction along the Southeasterly side of said Clear Lake-Clearwater Road a distance of thirty (30) feet; thence at right angles in a Southeasterly direction a distance of Thirty (30) feet; thence at right angles in a Southwesterly direction and parallel to said Clear Lake-Clearwater Road a distance of Thirty (30) feet, to the Northeasterly side of the River Road (so-called); thence at right angles and along the Northeasterly side of said River Road to point of beginning, containing 900 square feet, or approximately 2/100 acres.

     NON OPERATING LANDS

1. All those parts of lots four (4) and five (5), Section twelve (12), Township thirty-three (33) North, Range twenty-nine (29) west, described as follows, to wit: Commencing at a point on the south line of said Section twelve (12) eleven hundred sixty-six (1166) feet west of the southeast corner thereof; running thence north fifteen degrees and thirty-four minutes (15DEG.34') west three hundred eighty-eight and five-tenths
     (388.5) feet; thence north eight degrees and seven minutes (8DEG.7') west three hundred one (301) feet; thence north two degrees and twenty-two minutes (2DEG.22') east four hundred thirteen (413) feet; thence north five degrees and thirty-nine minutes (5DEG.39') west two hundred eighty-one and five-tenths (281.5) feet; thence north one degree and thirty-nine minutes (1DEG.39') west two hundred thirteen and five-tenths (213.5) feet; thence north sixteen degrees and fifty-four minutes (16DEG.54') west two hundred seventy-two and five-tenths
     (272.5) feet; thence north fourteen degrees and fifty-one minutes (14 DEG.51') west four hundred thirty (430) feet; thence north thirty-nine degrees and fifty-six minutes (39DEG.56') east one hundred


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

     twenty-nine (129) feet; thence west one hundred nine (109) feet; thence north seventeen degrees and forty-eight minutes (17DEG.48') west one hundred twenty-nine (129) feet; thence north nine degrees and fourteen minutes (9DEG.14') east one hundred seventy-one (171) feet to a point on the north line of said lot four (4) of said section twelve
     (12) fifteen hundred fifty-eight (1558) feet west of the quarter section corner on the east side of said Section twelve (12); thence west along said north line of said Section twelve (12) to low water mark on the Mississippi River; thence southerly along the low water mark of said river to the south line of said Section twelve (12); and thence east along said south line of said section twelve (12) to the point of beginning, containing eighteen and eighty-one hundredths (18.81) acres, more or less.

2. All those parts of lots one (1) and two (2) section thirteen (13), Township thirty-three (33) north, Range twenty-nine (29) west, described as follows, to wit: Commencing at a point on the east line of said Section thirteen
     (13) sixty-four and five tenths (64.5) feet north of the quarter section corner on the east side of said Section; running thence north twenty-seven degrees and twenty-four minutes (27DEG.24') west four hundred seventy-three (473) feet; thence north forty-three degrees and eighteen minutes (43DEG.18') west three hundred ninety-four (394) feet; thence north nineteen degrees and thirty-two minutes (19DEG.32') west six hundred fifty-one (651) feet; thence north sixteen degrees and sixteen minutes (16DEG.16') west eight hundred seventy-seven and five-tenths (877.5) feet; thence north twenty-seven degrees and one minute (27DEG.
     1') west four hundred sixty-eight (468) feet to a point on the North line of said Section thirteen (13) Eleven hundred sixty-six (1166) feet west of the northeast corner thereof; thence west along said north line to low water mark on the Mississippi River; thence southeasterly along the low water mark of said river to the east line of said Section thirteen (13); and thence along said east line of said Section thirteen (13) to the point of beginning; containing nine and one-hundredth (9.01) acres, more or less.

3. The northeast quarter of the southwest quarter of section eighteen (18) Township thirty-three (33) north, Range twenty-eight (28) west.

4. Lot four (4) in Section twenty-seven (27), Lot one (1) in section twenty-eight (28) all in Township thirty-three (33) North, Range twenty-eight (28) west.

                                   TORRENS

     MONTICELLO PLANT (TORRENS PORTION)

1.   Certificate No. 3236
     The South Half of the Southwest Quarter (S1/2 of the SW1/4), Section Seventeen (17), Township Thirty-three (33) North, Range Twenty-eight (28) West, Sherburne County, Minnesota, containing 80 acres, more or less, according to Government Survey.

     SHERCO PLANT SITE - UNIT 3

1. Certificate No. 3558 - an undivided 59% ownership in the property described below:

     All that part of the W1/2 of the W1/2 of Section 1, Township 33 North, Range 29 West, described as follows, to-wit:

             The South 1,220 feet of the North 3,193 feet of the East 450 feet of the West 1,241 feet of said W1/2 of the W1/2 of Section 1.

     The foregoing land being hereinafter referred to as "Tract One", together with the following land which is hereinafter referred to as "Tract Two":

     All that part of the E1/2 of the E1/2 of Section 2, Township 33 North, Range 29 West, described as follows, to-wit:


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

             The South 775 feet of the North 2,652 feet of the West 736 feet of the East 882 feet of said E1/2 of the E1/2 of Section 2.

     SHERCO PLANT SITE (TORRENS PORTION)

1.   Certificate No. 2557
     PARCEL #1. The Southwest One Quarter of the Southwest One Quarter (SW1/4 of SW1/4), except the North Twelve (12) rods thereof; the East One Half of the Southwest One Quarter (E1/2 of SW1/4) lying Southwesterly of the Railroad right of way, and the Southwest One Quarter of the Southeast One Quarter (SW1/4 of SE1/4) lying Southwesterly of the Railroad right of way; all in Section Twenty-five (25), Township Thirty-four (34) North, Range Twenty-nine (29) West.

     PARCEL #2. The Southeast One Quarter of the Southeast One Quarter (SE1/4 of SE1/4), Section Thirty-five (35), Township Thirty-four (34) North, Range Twenty-nine (29) West.

     PARCEL #3. The West One Half (W1/2); the West One Half of the Southeast One Quarter (W1/2 of SE1/4) and that part of the West One Half of the Northeast One Quarter (W1/2 of NE1/4) lying Southwesterly of the Railroad right of way, all in Section Thirty-six (36), Township Thirty-four (34) North, Range Twenty-nine (29) West.

     PARCEL #4. That Part of Government Lot Three (3), Section Two (2), Township Thirty-three (33) North, Range Twenty-nine (29) West, which lies Southerly of the centerline of the Town Road (formerly Military Road) which said centerline is described as follows: Beginning at a point on the West line of said Lot 3, 697.5 feet South of the Quarter Section corner on the North side of said Section; thence South 67DEG. 3' East 443 feet; thence
     South 59DEG. 17' East 477.6 feet; thence South 63DEG. East 137 feet, to a point on the South line of said Lot 3, a distance of 400 feet West of the Southeast corner thereof and there terminating.

     PARCEL #5. The Northeast One Quarter of the Northeast One Quarter (NE1/4 of NE1/4), and Government Lots Four (4), Five (5) and Six (6), all in Section Two (2), Township Thirty-three (33) North, Range Twenty-nine (29) West.

     PARCEL #6. Section One (1), Township Thirty-three (33) North, Range Twenty-nine (29) West.

     PARCEL #7. Government Lot One (1), Section Eleven (11), Township Thirty-three (33) North, Range Twenty-nine (29) West

     PARCEL #8. Government Lots One (1), Two (2) and Three (3); the Northwest One Quarter of the Northeast One Quarter (NW1/4 of NE1/4); and the East One Half of the Northeast One Quarter (E1/2 of NE1/4), Section 12, Township 33 North, Range 29 West.

2.   Certificate No. 2159
     That part of the Northwest Quarter of the Southwest Quarter (NW1/4 of SW1/4), of Section Twenty-five (25), lying Southwesterly of Railroad and North 12 rods of the Southwest Quatter of Southwest Quarter (SW1/4 of SW1/4) of Section Twenty five (25), all in Township Thirty-four (34), Range Twenty-nine (29), Subject to railroad and highway.


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

                               SIBLEY COUNTY

     The following described real property, situate, lying and being in the County of Sibley, to-wit:

                                  ABSTRACT

     LINE 0717

1. Beginning at the N.W. corner of lot no. 1, Block No. 3, of Streisguths' Addition, Village of Arlington, Sibley County, Minnesota, and running twenty (20') feet along the M. & St.L R.R. Co., right-of-way in said Village of Arlington, southwest, and running a distance of fifteen (15) feet southeast, and running a distance of twenty (20 feet northeast, and running a distance of fifteen (15) feet northwest, to point of beginning.

     LE SUEUR CAPACITOR SUBSTATION

1. The East 133 feet of the South 100 feet of the SE1/4 of Section 29, Township 112, North of Range 26 West, Sibley County, Minnesota.

     HENDERSON SUBSTATION

1. Beginning at a point, marked by an iron pipe, which is Four Hundred Sixty-nine and one-half feet (469.5Ft) west and Thirty-three feet (33 Ft) south of the Northeast corner of Section Three, Township One Hundred Twelve North, Range Twenty-seven West (Sec. 3-112-27); thence due south, to an iron pipe, for a distance of One Hundred feet (100Ft); thence at an angle of ninety degrees to the right, due west, to an iron pipe, for a distance of One Hundred Fifty feet (150Ft); thence at an angle of ninety degrees to the right, due north, to an iron pipe, for a distance of One Hundred feet (100Ft); thence at an angle of ninety degrees to the right, due east and paralleling the section line thirty-three feet south, for a distance of One Hundred Fifty feet (150Ft) to the point of beginning.

     GREEN ISLE SUBSTATION

1. That part of the Southwest Quarter of Southwest Quarter (SW1/4 SW1/4 ) of Section Eighteen (18) Township One Hundred Fourteen (114) Range Twenty-six
     (26), described as follows:

             Commencing at a point One Hundred Sixty-three and Nine Tenths (163.9) feet South Thirty Degrees (30DEG.) West of the
             Southwest corner of McGranns Third Addition to the Village of Green Isle, Sibley County, Minnesota; thence running South Sixty Degrees (60DEG.) East Fifty (50) feet, thence running South Thirty Degrees (30DEG.) West Fifty (50) feet, thence running North Sixty Degrees (60DEG.) West Fifty (50) feet, thence running North Thirty Degrees (30DEG.) East Fifty
             (50) feet along the Highway and Railroad Right of Way line to the place of beginning and containing 0.0574 acre.

     GIBBON SUBSTATION

1. That part of the Northwest Quarter of Northeast Quarter of Northwest Quarter (NW1/4 NE1/4 NW1/4) of Section Fourteen (14), Township One Hundred Twelve (112) North, Range Thirty-one (31) West, described as follows:

             Beginning at a point One Thousand Three Hundred Fifty-three
             (1353) feet East and Five Thousand Three Hundred Thirty-two and Five Tenths (5332.5) feet South of the Northwest corner of Section Eleven (11), Township One Hundred Twelve (112) North, Range Thirty-one (31) West, which point is the Northwest corner of property to be conveyed; thence South along the right of way of State Aid Road No. 2 for One Hundred (100) feet, thence due East for One Hundred Fifty (150) feet, thence due North for One Hundred (100) feet, to a point on the South right of way of County Aid Road No. 56, thence West along said right of way for One Hundred Fifty (150) feet, to point of beginning, containing .344 acres.

     GAYLORD SUBSTATION

1. Beginning at a point on the North line of 1st Avenue South, Fifty (50) feet West of an iron pipe at the Northwest corner of the intersection of 5th Street and 1st Avenue South in the City of Gaylord, Minnesota; thence North parallel to the West line of 5th Street a distance of One Hundred Thirty Six and Three Tenths (136.3) feet to the South right-of-way line of the Minneapolis and St. Louis Railroad; thence westerly along said right-of-way a distance of Fifty Two and Four Tenths (52.4) feet; thence South parallel to the West line of 5th Street a distance of One Hundred Twenty and Eight Tenths (120.8) feet to the North line of 1st Avenue South; thence East a distance of Fifty (50.0) feet to the place of beginning.

2. A parcel of land in the Northwest Quarter of Southeast Quarter (NW1/4 SE1/4) of Section Thirty-two (32) Township One Hundred Thirteen (113), Range Twenty-eight (28), described as follows:

             Beginning at an iron pipe at the Northwest corner of the intersection of 5th Street and 1st Avenue in the Village of Gaylord, Minnesota, and running North along the West property line of 5th Street a distance of One Hundred Fifty-five and Six Tenths (155.6) feet to the South right of way line of the Minneapolis and St. Louis Railroad, thence Westerly along said right of way line a distance of Fifty-two and Two Tenths (52.2) feet to iron pipe, thence due South paralleling the West property line of 5th Street a distance of One Hundred Forty and Five Tenths (140.5) feet to an iron pipe on the North property line of 1st Avenue, thence Easterly along the North property line a distance of Fifty (50) feet to point of beginning.

     CRYSTAL FOODS SUBSTATION

1. That part of the Northwest Quarter of the Northeast Quarter of Section 33 Township 113 Range 28, Sibley County, Minnesota described as follows:

     Commencing at the northeast corner of the West Half of said Northeast Quarter of Section 33; thence on an assumed bearing of South along the east line of said West Half of the Northeast Quarter, a distance of 123.35 feet to a point 60.00 feet Southeasterly of the southeasterly right-of-way line of Minnesota Valley Transportation Company; thence South 69 degrees 54 minutes 11 seconds West on a line parallel to and 60.00 feet Southeasterly of the southeasterly right-of-way line of the Minnesota Valley Transportation Company, a distance of 242.79 feet; thence on a bearing of South, a distance of 893.65 feet to the point of beginning of the tract to be described; thence on a bearing East, a distance of 193 feet; thence on a bearing North, a distance of 100 feet; thence on a bearing West, a distance of 193 feet; thence on a bearing South, a distance of 100 feet to the point of beginning.


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

     WINTHROP SUBSTATION

1. Commencing at a point fifteen hundred fifty-one and five tenths (1551.5) feet south five (5) degrees no minutes east of the center of section No. six (6) in township No. one hundred and twelve (112) North, of Range No. twenty-nine (29) West, thence running north fifty-seven (57) degrees east one hundred and sixteen and eight-tenths (116.8) feet, thence running north thirty-one degrees thirty minutes west one hundred and thirty-five (135) feet, thence running south 57 degrees west forty-nine (49) feet, there intersecting the north and south quarter section line of Said Section No. six (6), thence south 57 degrees west one hundred and twenty-six (126) feet, thence running south 31 degrees 30 minutes east one hundred and thirty-five (135) feet, and thence running north fifty-seven degrees east fifty-eight and two-tenths (58.2) feet to and terminating at the given point of beginning, containing .542 acres.

2.   Commencing at the center of Section Six (6), Township One Hundred Twelve
     (112) North, Range Twenty-nine (29) West; thence South Five Degrees No Minutes (5DEG.00') East a distance of One Thousand Five Hundred
     Fifty-one and Five Tenths (1551.5) feet; thence North Fifth-seven Degrees No Minutes (57DEG.00') East a distance of One Hundred Sixteen and
     Eight Tenths (116.8) feet to point of beginning of tract to be described; thence South Thirty-one Degrees Thirty Minutes (31DEG.30') East a distance of Fifty (50) feet; thence South Fifty-seven Degrees No Minutes (57DEG.00') West a distance of One Hundred Seventy-five (175) feet; thence North Thirty-one Degrees Thirty Minutes (31DEG.30') West a distance of Fifty (50) feet; thence North Fifty-seven Degrees No Minutes (57DEG.00') East a distance of One Hundred Seventy-five 9175) feet to point of beginning.

     ARLINGTON SUBSTATION

1. Lots Numbered Two (2), Three (3), Four (4) and Five (5) in Block Numbered One (1) of Ed. Frenzel's Addition to the Village of Arlington, according to the plat thereof on file and of record in the office of the Register of Deeds, in and for Sibley County, Minnesota.

                               STEARNS COUNTY

     The following described real property, situate, lying and being in the County of Stearns, to-wit:

                                  ABSTRACT

     ALBANY SUBSTATION

1. All that part of the Southeast Quarter of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter of Section 16, Township 125 North, Range 31 West, described as follows, to wit:

             Commencing at the point of intersection of the Northerly right of way line of Trunk Highway No. 52 and the West line of said Southeast Quarter of the Southwest Quarter of Section 16; thence South 72 degrees 58 minutes 39 seconds East along said Northerly right of way line 352.00 feet; thence North 17 degrees 01 minutes 21 seconds East a distance of 5.00 feet to the point of beginning of the tract herein described, said point being on the Northerly right of way line of Interstate Highway No. 94; thence North 17 degrees 01 minutes 21 seconds East a distance of 178.54 feet to the Southerly right of way line of the Great Northern Railway; thence along the said Southerly right of way line 1398.00 feet; thence South 09 degrees 11 minutes 51 seconds West a distance of 450.81 feet to said Northerly right of way line of Interstate Highway No. 94; thence Northwesterly along said right of way line to the point of beginning.

             EXCEPT THAT PART which lies Easterly of the following described line:

             Beginning at a point on the Northerly line of the above described property, said point being 833.54 feet Easterly of the Northwest corner of said property, as measured along said Northerly line; thence South 07 degrees 17 minutes 43 seconds West to the Southerly line of said property, and there said line terminating.

     AVON SUBSTATION

1. Lots 9, 10, 11, and 12 in Block 17, in the Townsite (now Village) of Avon, according to the plat and survey thereof on file and of record in the office of the Register of Deeds in and for Stearns County, Minnesota.

     ST. CLOUD SERVICE CENTER

1. Lot 6, the Southerly 103.60 feet of Lot 5; Lot 11, less and except the Westerly 250 feet thereof; the Southerly 103.60 feet of Lot 12, less and except the Westerly 250 feet thereof, all in Block 2, of Schroeder Acre Lots.

2. Lots Seven (7), Eight (8), Nine (9) and Ten (10), in Block Two (2); of Schroeder's Acre Lots to St. Cloud, Minnesota, including that part of vacated 35th Avenue North abutting Lots Seven (7) and Eight (8), in Block Two (2), of said Schroeder's Acre Lots.

     WATAB SUBSTATION

1. That part of the Northeast Quarter (NE1/4) of Section 9, Township 124, Range 29 described as follows:

             Commencing at the Northwest corner of the Northeast Quarter (NE 1/4) of Section 9, Township 124, Range 29; thence South 00 degrees 08 minutes 35 seconds East along the West line of the Northeast Quarter (NE 1/4) of said Section 9 a distance of 1255.22 feet; thence South 52 degrees 55 minutes 07 seconds East a distance of 156.00 feet to the point of beginning of the property to be described; thence continuing South 52 degrees 55 minutes 07 seconds East a distance of 465.63 feet; thence North 51 degrees 58 minutes 14 seconds East a distance of 207.66 feet to the Southwesterly right of way line of State Highway No. 75; thence Northwesterly along said Southwesterly right of way line of said State Highway No. 75 to its intersection with a line bearing North 51 degrees 58 minutes 14 seconds East from the point of beginning; thence South 51 degrees 58 minutes 14 seconds West a distance of 207.65 feet to the point of beginning, and there terminating.

     ST. CLOUD POLE AND PIPE STORAGE

1. Lots One (1) and Twenty-four (24) in Block Two (2) in McClure & Whitney's Second Addition to the City of St. Cloud, according to the survey and record thereof on file in the office of the Register of Deeds for said Stearns County.

             EXCEPT THAT PART OF SAID LOTS 1 AND 24 which lies Westerly of a line run parallel with and distant 135 feet Easterly of the following described line:

             Beginning at a point on the South line of Section 9, Township 124 North, Range 28 West, distant 719.6 feet East of the South Quarter corner thereof; thence run Northerly at an angle of 90DEG.17' 30" with said South Section line (when measured from East to North) for 1300 feet and there terminating.

2. Lots 1-4 inclusive and Lots 23-26 inclusive, in Block 1, of said McClure and Whitney Second Addition.

     PAYNESVILLE SUBSTATION

1. All that certain five (5) acre tract lying in the Southeast corner of the Southeast quarter of Northwest quarter (SE1/4 of NW1/4) Section Nine (9), Township One Hundred Twenty-two (122) N., Range Thirty-two (32) W., included within and described as follows:

     Beginning at the Southeast corner of said SE1/4 of NW1/4 Section 9, Township 122 N., Range 32 W.; thence West along the South line of said NW1/4, a distance of Six Hundred (600) feet; thence North and at right angles to said South line of NW1/4, a distance of Three Hundred Sixty-three
     (363) feet; thence at right angles East and parallel to said South line of said NW1/4, a distance of Six Hundred (600) feet, to the East line of said NW1/4; thence at right angles South and along the East line of said NW1/4, a distance of Three Hundred Sixty-three (363) feet to the point of beginning, containing five (5) acres.

     CROSSROADS SUBSTATION

1. The West Two Hundred Fifty (250) feet of Lot Eleven (11), Block Two (2), in Schroeder's Acre Lots to St. Cloud, Minnesota, and the South One Hundred Three and Six Tenths (103.6) feet of the West Two Hundred Fifty (250) feet of Lot Twelve (12), Block Two (2) in Schroeder's Acre Lots to St. Cloud, Minnesota.

     COLD SPRINGS SUBSTATION

1.   That part of Block "I" in Original Townsite Cold Spring bounded as follows:
     Beginning at the northeast corner of Block "I", thence west along north line of Block "I" a distance of fifty (50) feet, thence south and parallel to the east line of said Block "I" a distance of seventy-five (75) feet, thence east and parallel to the north line of Block "I" a distance of fifty
     (50) feet to east line of Block "I", thence north along east line of said Block "I" a distance of seventy-five (75) feet to beginning containing eight hundredths (.08) acres.

2. Beginning at the Southeast corner of Block thirty-seven (37) in the Townsite (now Village) of Cold Springs, according to the official plat thereof on file and of record in the office of the Register of Deeds in and for said Stearns County, Minnesota, thence running North along the East line of said Block 37, a distance of twelve (12) feet, thence running West on a line parallel to the South line of said Block 37, a distance of fifty
     (50) feet, thence South on a line parallel to the said East line of Block 37, a distance of twelve (12) feet to the South line thereof, thence East along the said South line of Block 37 to the place of beginning.

     BROOTEN SUBSTATION

1. Lot One (1) and Two (2), Block Ten (10), Illes Addition to the Village of Brooten, Stearns County, Minnesota

     BLUE HERON SUBSTATION

1. Lot 1 and the West one-half of Lot 2, Block 1, West Wind Development (the West one-half of said Lot 2 is that part thereof lying West of a line, and extensions thereof, 75 feet East of and parallel to the West line of said Lot 2), Cold Spring, Stearns County, Minnesota.

     BLACK OAK SUBSTATION

1. The North 383 feet of the West 350 feet of the Northeast 1/4 of the Southwest 1/4 of Section 6, Township 125 North, Range 33 West, subject to Township Road.

     BELGRADE SUBSTATION

1. A tract of land lying in the southeast corner of Block one (1) in Borgerding's Addition to Belgrade bounded as follows: Commencing at the southeast corner of Block one (1) and running thence northerly along East line of Block one (1) a distance of fifty (50) feet, thence running westerly and parallel with southerly line of said Block one (1) a distance of fifty (50) feet, thence running southerly a distance of fifty (50) feet or to southerly line of said Block one (1), thence running easterly along said southerly line of said Block one (1) to beginning.

2. Beginning at a point on the Southerly line of Block one (1), Borgerding's Addition to the Village of Belgrade, said point being Fifty (50) feet Northwesterly of the Southeast corner of said Block 1 as measured along said Southerly line; thence Northwesterly along said Southerly line of said Block 1 a distance of Fifteen (15) feet; thence North parallel to the East line of said block 1 a distance of Fifty (50) feet; thence Southeasterly Fifteen (15) feet to a point, said point being Fifty (50) feet Northwesterly of the East line of said Block 1, and Fifty (50) feet North of the Southerly line of said Block 1; thence South to the point of beginning.

     KIMBALL SUBSTATION

1. North Sixty-five (65) feet of the South Ninety (90) feet of the West Two Hundred (200) feet of Block Thirteen (13) of Original Townsite of Village of Kimball Prairie, according to the Plat thereof on file and of record in the office of the Register of Deeds in and for Stearns County, Minnesota, less and excepting therefrom any part thereof which is being or may be used for State Highway purposes.

     INDUSTRIAL SUBSTATION

1. Lot fourteen (14) in Block one (1), and ALSO the South Three (3) feet of Lot Thirteen (13), Block One (1), Syndicate Addition to the City of St. Cloud.

     FREEPORT SUBSTATION

1. West Sixty (60) feet of Lot Three (3), Block Thirteen (13), Townsite of Freeport.

     EMPIRE PARK SUBSTATION

1. Lots nine (9) and ten (10), and the Easterly Thirty-two (32) feet of Lots numbered One (1) and Two (2) and the Easterly Thirty-two (32) feet of all that part of Lot numbered Three (3), lying Northerly of the right-of-way of the Great Northern Railway Company (formerly the St. Paul and Pacific Railway Company) all in Block Four (4), Town (now City) of St. Cloud, according to a plat and survey thereof made by John L. Wilson, and on file and of record in the Office of the Register of Deeds in and for Stearns County, Minnesota.


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

     ROCKVILLE SUBSTATION

1. All that part of the southeast quarter of the southwest quarter of section nine (9), township one hundred twenty-three (123), range twenty-nine (29), bounded and described as follows: Commencing at the northeasterly corner of block thirty-one (31) in the Townsite (now Village) of Rockville, according to the plat and survey thereof on file and of record in the office of the Register of Deeds in and for Stearns County, Minnesota; thence running north twenty-two (22) degrees west along the westerly line of Pine street in said Village of Rockville a distance of seven (7) feet to the southerly line of the Maine Prairie and St. Joseph County road, so-called; thence north sixty-eight (68) degrees east, along the southerly line of said Maine Prairie and St. Joseph County road a distance of three hundred eighty-four and four-tenths (384.4) feet to a point, which point is the place of beginning; thence running north sixty-eight (68) degrees east along the southerly line of said road a distance of forty (40) feet; thence south twenty-two (22) degrees east, at right angles to said Maine Prairie and St. Joseph County road, a distance of one hundred (100) feet; thence south sixty-eight (68) degrees west, and parallel with said southerly line of said road, a distance of forty (40) feet; hence north twenty-two (22) degrees west a distance of one hundred (100) feet to the place of beginning; said tract containing four thousand (4,000) square feet.

     RICHMOND SUBSTATION

1. The east twenty-six (26) feet of lot twelve (12) on block twenty-two (22) of Bruning's Addition to the Townsite (now Village) of Richmond, Stearns County, Minnesota.

     PAYNESVILLE SUBSTATION AND OFFICE

1. Lot number One (1) in Block number Eleven (11) (which comprises all of said Block number Eleven (11)), in Haines' Addition to Paynesville, according to the plat and survey thereof on file and of record in the office of the Register of Deeds in and for said Stearns County, Minnesota; ALSO the East one-half (E1/2) of that certain strip of land formerly known as Koronis Avenue, and appearing as such upon the said recorded plat of Haines' Addition to Paynesville, lying between James Street and Hoffman Street, according to said plat, said last-named tract being more particularly described by a line, as follows:

             Beginning at the Northwest corner of Block number Eleven (11) in said Haines' Addition to Paynesville, thence running West a distance of thirty-five (35) feet, thence running South and parallel with the West line of said Block number Eleven (11) a distance of Three hundred (300) feet, thence running East a distance of thirty-five (35) feet to the Southwest corner of said Block number Eleven (11), thence running North along the West line of said Block number Eleven (11) a distance of three hundred (300) feet to the place of beginning and there terminating.

     SAINT JOSEPH SUBSTATION

1. Lot two (2) in block two (2), in Loso's Third Addition to the Village of St. Joseph, Stearns County, Minnesota.

     MEIRE GROVE SUBSTATION

1. The North Two Hundred (200) feet of the West One Hundred Ninety-five (195) feet of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Twenty (20), Township One Hundred Twenty-five (125) North, Range Thirty-three (33) West, Stearns County, Minnesota, subject to Township Road.

     WAKEFIELD SUBSTATION

1. A tract of land lying in and being a part of the Southwest Quarter of the Northwest Quarter (SW1/4 of NW1/4) of Section Thirty-five (35), Township One Hundred Twenty-three (123) North of Range Thirty (30) West, to-wit:
     Beginning at a point on the West line of said Section 35, Township 123 North, Range 30 West, Thirty-three (33) feet North of the Southwest corner of said SW1/4 of NW1/4 of said Section 35; thence North along said West line of said Section 35 for a distance of Six Hundred Sixty (660) feet; thence East and parallel with the South line of said SW1/4 of NW1/4 for a distance of Six Hundred Sixty (660) feet; thence due South and parallel with the said West line of said Section 35 for a distance of Six Hundred Sixty (660) feet; thence due West and in a straight line to the point of beginning and there terminating, said tract containing Ten (10) Acres.

     SOUTHSIDE SUBSTATION

1. All that part of the Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of Section Twenty Seven (27), Township One Hundred Twenty Four
     (124) North, Range Twenty Eight (28) West, Stearns County, Minnesota, described as follows, to wit: Starting at the Southwest corner of said Southeast Quarter (SE1/4); thence East along the South line of said Section 27, Township 124 North, Range 28 West, for a distance of Six Hundred Ninety Eight and Seven-Tenths (698.7) feet to the point of beginning of the tract herein to be conveyed; thence deflect 90 degrees (90DEG.) to the left in a Northerly direction for a distance of One Hundred Thirty Three (133) feet; thence deflect Ninety degrees (90DEG.) to the Right, East and parallel with the said South line of said Section 27, Township 124 North, Range 28 West, for a distance of One Hundred (100) feet; thence deflect Ninety degrees (90DEG.) to the Right and in a Southerly direction for a distance of One Hundred Thirty Three (133) feet to an intersection with the said South line of said Section 27, Township 124 North, Range 28 West, said point being Eighteen Hundred Fifty Four and Five-Tenths (1854.5) feet West of the Southeast corner of said Section 27, Township 124 North, Range 28 West; thence West along said South line of said Section 27, Township 124 North, Range 28 West for a distance of One Hundred (100) feet to the point of beginning, and there terminating, said tract containing Thirty One-Hundredths (0.31) acres, more or less.

     SAUK RIVER SUBSTATION

1. The South 1000.00 feet of the SW1/4 of the SW1/4 of Section 13, Township 124 North, Range 29 West of the Fifth Principal Meridian.

2. That part of the NW1/4 lying Northwesterly of the centerline of County Aid Road No. 138, in Section 24, Township 124 North, Range 29 West of the Fifth Principal Meridian. which lie Easterly of the following described line:

             Commencing at the Northwest corner of the NW1/4 of Section 24, Township 124 North, Range 29 West; thence South on the West line of said Section 24 to the centerline of County Aid Road No. 138; thence Northeasterly on said road centerline a distance of 978.5 feet to the actual point of beginning of the line to be described; thence North parallel to the West line of said
             Section 24 to the North line of said Section 24; thence Northerly, parallel with the West line of the SW1/4 of Section 13, Township 124 North, Range 29 West to an intersection with the North line of the South 1000.00 feet of the SW1/4 of the SW1/4 of said Section 13, and there terminating.

     SARTELL SUBSTATION

1. Lots Numbered Ten (10) and Eleven (11) in Block numbered One (1) in Sartell's Subdivision of Block lettered "R", Townsite of Sartell, according to the plat and survey thereof on file and of record in the office of the Register of Deeds in and for Stearns County, Minnesota.

     ST. CLOUD SUBSTATION AND STORAGE FACILITY

1. All of Blocks Twenty (20) and Twenty-one (21); Lots Six (6), Seven (7), Thirteen (13) and Fourteen (14) in Block Eighteen (18), all in Brott and Smiths Addition to Saint Cloud City, according to the plat and survey thereof now on file and of record in the office of the County Recorder, in and for Stearns County, Minnesota; also all that part of the St. Cloud Water Power and Mill Companys Mill-Sites, according to the plat and survey thereof now on file and of record in the office of the County Recorder, in and for Stearns County, Minnesota, together with vacated First and Second Avenue South, vacated Thirteenth Street and all vacated alleys lying within and bounded by the following described boundary line: Beginning at the Southwest corner of said Block 21 in said Brott and Smiths Addition, thence Easterly along the South line of said Block 21, and continuing Easterly along the South line of said Block 20 and the Easterly extension of the South line of said Block 20 to its intersection with the Easterly line of vacated First Avenue South; thence Northerly along the Easterly line of said vacated First Avenue South to the point of intersection with the Easterly extension of the North line of said Block 20; thence Westerly along the Easterly extension of the North line of said Block 20 a distance of 25 feet; thence Northerly on a line parallel with and 25 feet Westerly of the Easterly line of said vacated First Avenue South to a point that intersects the Easterly extension of the Northerly line of said Lots 6 and 13, Block 18; thence Westerly along said Easterly extension of the North line of said Lots 6 and 13, Block 18, across Lots 15 and 16 of said St. Cloud Water Power and Mill Companys Mill-Sites to the Northwest corner of said Lot 13, Block 18; thence Southerly along the Westerly line of said Lots 13 and 14, Block 18 and the Westerly line of said Block 21 to the point of beginning and there terminating, LESS AND EXCEPT flowage, boomage and repairian rights, ALSO LESS AND EXCEPT that part platted as University Addition and ALSO LESS AND EXCEPT those parts of said Lots 13 and 14 and of vacated 13th Avenue South lying Northwesterly of 3rd Avenue South, as relocated.


                                   STEELE COUNTY

     The following described real property, situate, lying and being in the County of Steele, to-wit:

                                     ABSTRACT

     MEDFORD JUNCTION SUBSTATION

1. Commencing at a point 33 feet South of the Northwest corner of Section 5, thence East 75 feet, thence South 150 feet, thence West 150 feet, thence North 150 feet, thence East 75 feet to the Place of Beginning, all in Sections 5 and 6, Township 107 North, Range 20 West of the 5th P.M.


                                 ST. LOUIS COUNTY

     The following described real property, situate, lying and being in the County of St. Louis, to-wit:

                                     ABSTRACT

     LINE 5702

1. Government Lot #4 being in the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section Thirty-one (31), Township Fifty-nine (59) North, Range Twenty-one (21) West.

                                 WABASHA COUNTY

     The following described real property, situate, lying and being in the County of Wabasha, to-wit:

                                   ABSTRACT

     ZUMBRO FALLS SUBSTATION

1. Part of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4), Section Thirty One (31), Township One Hundred Ten North (110 N), Range Thirteen West (13 W) described as follows: beginning at the intersection of the South line of the above described tract on the East right-of-way line of Highway No. 63, being One Hundred Sixty and Fifteen-Hundredths feet (160.15') East of the center of said Section Thirty One (31), thence Northeasterly along said East right-of-way line Six Hundred Twenty Five feet (625'), thence 90DEG.00' right Two Hundred feet (200'), Thence 90DEG.00' right Five Hundred Fifteen and Eighty-Hundredths feet (515.80') to the South line of the above tract, thence West to point of beginning.

     NON-OPERATING LANDS

1. The East 112.42 feet of Block 108 and the East 112.42 feet of the alley in said Block 108; the West 97.58 feet of Block 109 and the West 97.58 feet of the alley in said Block 109; and that part of Brisbois avenue adjacent to said Blocks 108 and 109, Plat of the Town (now City) of Wabasha, according to the record plat thereof, on file and of record in the Office of the County Recorder in and for the County of Wabasha, State of Minnesota.

     MAZEPPA SUBSTATION

1. The South 60 feet of the North 75.6 feet of the East 42 feet of the following described property:

          That part of Outlot N12 designated as Mill Yard on plot of original Town of Mazeppa as on file in the office of the Register of Deeds, Wabasha County, Minnesota, described as follows:

                Beginning at a point on the North line of existing Walnut Street (82.90) feet West of the Southeast corner of said Outlot N12 as shown on said plot of original Town of Mazeppa, said point of beginning also being (264.4) feet West of the Southeast corner Block 25 and (738.5) feet West of steel pipe monument in Southwest corner Block 8, designated as public square on said plot of original Town of Mazeppa; thence North (187.5) feet thence North (88DEG.15') West on line parallel and (0.6) feet distant North of North wall of power plant (104.5) feet more or less to the low water line of the Zumbro River; thence Southwesterly on low water line East side Zumbro River to a point on the North line of existing Walnut Street extended, distant (146.0) feet more or less West of point of beginning; thence South (90DEG.) East on North line existing Walnut
                Street (146.0) feet more or less to point of beginning containing 24,638.30 square feet more or less subject to easements of record. For purposes of this description centerline existing Walnut Street assumed North (90DEG.) East, Wabasha County, Minnesota.

     LINE 0760

1. That part of the Northeast Quarter of Southwest Quarter (NE 1/4 of SW 1/4) of Section Eight (8), Township One hundred eleven (111) North, Range Twelve
     (12) West, described as follows: Beginning at a point on the Easterly side of the Rochester Road at a point directly under center wire of the transmission line crossing the same, thence Southerly along Easterly side of said highway Fifteen (15) feet, thence Easterly parallel with said transmission line Sixty (60) feet, thence Northerly parallel with said highway Sixty (60) feet, thence Westerly parallel with said transmission line Sixty (60) feet to the Easterly side of said highway, thence Southerly along Easterly side of said highway Forty-five (45) feet to place of beginning.

     WABASHA SUBSTATION


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

1. That part of the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) and Northeast Quarter of Southwest Quarter (NE 1/4 of SW 1/4) of Section Twenty-nine (29), Township One hundred eleven (111) North, Range Ten (10) West, described as follows: Beginning at a point in the Westerly line of Maiden Street in the City of Wabasha, where said Westerly line would be intersected by the Southerly line of Lot Five (5), in Block Sixteen (16) in said City of Wabasha, if projected Westerly to West line of said Maiden Street, thence running Northerly along West line of Maiden Street to Mississippi River, thence Westerly along the bank of said River about Sixty (60) feet to a point on a line drawn parallel with and Sixty
     (60) feet Westerly of the West line of said Maiden Street, thence Southerly parallel with Maiden Street to a point in the Southerly line of said Lot Five (5), projected Westerly, thence in the Southerly line of said Lot Five
     (5), projected Westerly, thence along said last described line Sixty (60) feet to a place of beginning. Also all interest in that portion of Maiden Street adjoining said tract.

2. Part of NE SW Sec. 29-111-10 described as follows: Starting at a point in the Westerly line of Maiden Street in the City of Wabasha where said line would be intersected by the Southerly line of Lot 5 in Block 16 in said City of Wabasha, if projected Westerly to West line of said Maiden Street, thence Westerly 60' along the Southerly line of a certain piece of property as described in Vol. 69 of Deeds, Page 182, Wabasha County; which is the point of beginning of land to be described; thence Northerly and parallel with Westerly line of Maiden Street 143'; thence Westerly on a line being an extension of the Southerly line of Main Street, 15' feet; thence Southerly and parallel with Westerly line of Maiden Street 143'; thence Easterly and parallel with Southerly line of Main Street 15' to point of beginning.

             EXCEPT,

             That part of the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) of Section Twenty-nine (29), Township One hundred eleven (111) North, Range Ten (10) West, described as follows:
             Beginning at a point in the Westerly line of Maiden Street in the City of Wabasha, where said Westerly line would be intersected by the Northerly line of Lot Five (5), in Block Sixteen (16) in said City of Wabasha, if projected Westerly to the West line of said Maiden Street, thence running Northerly along the West line of Maiden Street to the Mississippi River, thence Westerly along the bank of said River about sixty (60) feet to a point on a line drawn parallel with sand Sixty (60) feet Westerly of the West line of said Maiden Street, thence Southerly parallel with Maiden Street to a point in the Northerly line of said lot Five (5) projected Westerly; thence along said last described line Sixty (60) feet to a place of beginning.


                                 WASECA COUNTY

     The following described real property, situate, lying and being in the County of Waseca, to-wit:

                                   ABSTRACT

     WASECA SUBSTATION

1. Lot Five (5) and Lot Six (6), of Block One (1) of South Addition to the City of Waseca, Minnesota, according to the Plat thereof on file and of record in the office of the Register of Deeds in and for Waseca County, State of Minnesota.

2. Lot 12, EXCEPT for the South 53 feet thereof, in Block 1 of R.P. Wards Addition to the City of Waseca,

3.   The South 12 feet of Lot 6, Block 1, South Addition, City of Waseca.


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

     WALDORF SUBSTATION

1. Beginning at a point Thirty-three (33) feet north and Forty-nine and Five-tenths (49.5) feet east of the southwest corner of the Southeast Quarter (SE 1/4) of Section Fifteen (15), Township One Hundred Seven (107) North, Range Twenty-four (24) West; thence east and parallel to the south line of said Southeast Quarter (SE 1/4) a distance of One Hundred Fifty
     (150) feet; thence north and parallel to the west line of the Southeast Quarter (SE 1/4) a distance of One Hundred (100) feet; thence west and parallel to the south line of said Southeast Quarter (SE 1/4) a distance of One Hundred Fifty (150) feet; thence south and parallel to the west line of the said Southeast Quarter (SE 1/4) a distance of One Hundred (100) feet to the point of beginning.

     MERIDEN SUBSTATION

1. The South 250 feet of the East 250 feet of Section 1, Township 107 North, Range 22 West

     NEW RICHLAND SUBSTATION

1.   That part of the Lot Eight (8), Auditor's Plat No. 1, of the Village (now
     City) of New Richland, that lies within the following described property:

             Beginning on the East line of Section 17, Township 105 North, Range 22, Waseca County, Minnesota, at a point 541 feet North of the Southeast corner of said Section 17; thence West 281 feet on a line parallel to south line of said Section 17; thence South 150 feet; thence East 281 feet; thence North 150 feet to the point of beginning.


                                  WASHINGTON COUNTY

     The following described real property, situate, lying and being in the County of Washington, to-wit:

                                      ABSTRACT

     AFTON SUBSTATION

     Parcel 1:

1.   The North 950 feet of the East 700 feet of the NE 1/4 of the NW 1/4 of
     Section 6, Township 28, Range 20, subject to existing Highway Right of Way,

2. All that part of the east 700.00 feet of the Northeast Quarter of the Northwest Quarter which lies south of the north 950.00 feet thereof and all that part of the east 700.00 feet of the Southeast Quarter of the Northwest Quarter, Section 6, Township 28 North, Range 20 West, Washington County, Minnesota, lying northerly of a line which is 50.00 feet southerly of and parallel with the following described line:

             Beginning at the southwest corner of said Northeast Quarter of the Northwest Quarter; thence North 89 degrees 14 minutes 36 seconds East, along the south line of said Northeast Quarter of the Northwest Quarter, a distance of 884.44 feet; thence easterly, along a tangential curve to the left having a radius of 1145.916 feet and a central angle of 22 degrees 33 minutes 39 seconds, a distance of 451.21 feet to the east line of said Northeast Quarter of the Northwest Quarter and described line there terminating.

Excepting from the above described Parcels 1 and 2 the following described lands:

That part of Tract A described below:

Tract A. The East 700 feet of the East One-Half of the Northwest Quarter of Section 6, Township 28 North, Range 20 West, Washington County, Minnesota, lying northerly of a line which is 50 feet southerly of and parallel with the following described line: Beginning at the southwest corner of the Northeast Quarter of the Northwest Quarter of said Section 6; thence North 89 degrees 14 minutes 36 seconds East, along the south line of said Northeast Quarter of the Northwest Quarter, a distance of 884.44 feet; thence easterly, along a tangential curve to the left having a radius of 1145.916 feet and a central angle of 22 degrees 33 minutes 39 seconds, a distance of 451.21 feet to the east line of said Northeast Quarter of the Northwest Quarter and described line there terminating;

                  which lies northerly of Line 1 described below:

Line 1.           Commencing at the north quarter corner of said Section 6;
                  thence south along the north and south quarter line of said
                  Section 6 on an azimuth of 179 degrees 15 minutes 55 seconds (azimuth oriented to Minnesota State Plane Coordinate System, South Zone) for 325.85 feet to Right of Way Boundary Corner B609 as shown on Minnesota Department of Transportation Right of Way Plat No. 82-36, as said plat is on file and of record in the office of the County Recorder in and for Washington County, Minnesota, which is the point of beginning of Line 1 to be described; thence on an azimuth of 269 degrees 16 minutes 22 seconds along the boundary of said plat, 836.27 feet and there terminating;

                  together with that part of Tract A hereinbefore described, which lies south and east of Line 2 described below:

Line 2.           Commencing at the north quarter corner of said Section 6;
                  thence south along the north and south quarter line of said
                  Section 6 on an azimuth of 179 degrees 15 minutes 55 seconds for 938.13 feet to Right of Way Boundary Corner No. B621 as shown on said Plat No. 82-36, which is the point of beginning of Line 2 to be described; thence on an azimuth of 269 degrees 15 minutes 55 seconds along the boundary of said plat, 55 feet to Right of Way Boundary Corner B20; thence on an azimuth of 179 degrees 15 minutes 55 seconds along the boundary of said plat, 217.99 feet to Right of Way Boundary Corner B19; thence on an azimuth of 214 degrees 37 minutes 56 seconds along the boundary of said plat, 81.54 feet to Right of Way Boundary Corner No. B18; thence southwesterly 341.63 feet along a non-tangential curve concave to the northwest, having a radius of 1095.92 feet, a central angle of 17 degrees 56 minutes 01 second and a chord azimuth of 260 degrees 16 minutes 35 seconds to Right of Way Boundary Corner B17; thence on an azimuth of 269 degrees 14 minutes 36 seconds along the boundary of said plat, 350 feet and there terminating;

CHEMOLITE SUBSTATION

1. The West Three Hundred Thirty-three (333) feet of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section Twenty-seven (27), Township Twenty-seven (27) North, Range Twenty-one (21) West; lying Northeasterly (NEly) of the Chicago, Milwaukee, St. Paul and Pacific Railway.


             EXCEPTING:

             The North Three Hundred Feet (300') of the West Three Hundred Thirty Three Feet (333') of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) and the South Two Hundred Feet (200') of the West Three Hundred Thirty Three Feet (333') of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) all in Section Twenty-Seven (27), Township Twenty-Seven North (27N), Range Twenty-One West (21W).

     NORTHWEST REFINERY SUBSTATION/ASHLAND SUBSTATION

1. Lots 18 through 22, inclusive, and that part of Lots 23 and 24 which lies Southeasterly of the Southeasterly line of the Chicago, Rock Island and Pacific Railway Company's right of way, and also, the west half of the vacated alley lying adjacent to said Lots 18 thru 24, inclusive, all being in Block 17, Division No. 1 of St. Paul Park, according to the plat on file and of record in the office of the Register of Deeds in and for said County;

2. The East half of the vacated alley lying adjacent to Lots 6 thru 13, inclusive, and also that part of the East half of the vacated alley lying adjacent to Lot 5 which lies Southeasterly of the Southeasterly line of the Chicago, Rock Island and Pacific Railway Company's right of way, all in Block 17, Division No. 1 of St. Paul Park, according to the plat on file and of record in the office of the Register of Deeds in and for said County.

OAKDALE SUBSTATION

1. The North 250 feet of the Southwest Quarter of the Southwest Quarter (SW1/4 of SW1/4) of Section Eighteen (18), Township Twenty-nine North (29 N.), Range Twenty-one West (21 W.)

             Except that part which lies between two lines run parallel with and distant 33 feet and 82 feet easterly of the west line of said section 18; together with that part of the northerly 22 feet of the above described tract which lies easterly of the above described strip and westerly of the southerly extension of the east line of Lot 11, Block 7, North St. Paul Acre Lots;

     LONG LAKE SUBSTATION

1. Beginning at a point in the Northeast Quarter (NE1/4) of Section Six (6), Township Twenty Nine (29) North, Range Twenty One (21) West, located Five Hundred Three (503) feet South of the Northeast corner of said Section 6, as measured along the East line thereof and thirty (30) feet West of the East line of said Section 6 as measured at right angles thereto; thence continuing West at right angles to the East line of said Section a distance of Four Hundred (400) feet; thence South and parallel to the East line of said section a distance of Two Hundred (200) feet; thence East at a Ninety Degree (90DEG.) angle a distance of Two Hundred Twenty Five (225) feet; thence South and parallel to the East line of said Section a distance of One Hundred Twenty Five (125) feet; thence East at Ninety Degree (90DEG.) angles a distance of One Hundred Seventy Five (175) feet;
     thence North and parallel to the East line of said section a distance of Three Hundred Twenty Five (325) feet to a point of beginning.

     RED ROCK SUBSTATION AND SERVICE CENTER (ABSTRACT PORTION)

1. All that part of the Northeast quarter of the Northeast quarter (NE 1/4 of NE 1/4) of Section Twenty-six (26), Township Twenty-eight (28), Range Twenty-two (22), lying Western of the right of way of the Chicago, Milwaukee, St. Paul & Pacific Railway Company.


             EXCEPTING:

             All that part of the NE 1/4 of the NE 1/4 of Section 26, Township 28, Range 22, lying Westerly of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railway Company, described as follows:

             Beginning at the Northwest corner of said NE 1/4 of the NE 1/4; thence running South on the West line of said NE 1/4 of the NE 1/4 a distance of 620 feet; thence running north 83DEG.34'
             East a distance of 54.13 feet; thence running North 76DEG.44' East to the Westerly right of way line of the Chicago, Milwaukee, St. Paul and Pacific Railway Company; thence Northwesterly on said Westerly right of way line to the North line of said NE 1/4 of the NE 1/4; thence Westerly on the North line of said NE 1/4 of the NE 1/4 to the point of beginning.

     WOODBURY SUBSTATION

1. That part of the Southeast Quarter of the Northeast Quarter of Section 7, Township 28, Range 21, Washington County, Minnesota, lying southeasterly of Interstate Highway No. 494. Except that part platted at Washington County Highway Right of Way Plat No. 6 as amended, according to the recorded plat thereof. And also, subject to other easements of record.

     LINE 0736

1. A strip of land Fifty (50) feet in width running over and across the West Half of the Northwest Quarter of the Northwest Quarter (W 1/2 of NW 1/4 of NW 1/4) of Section Two (2), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake of the North line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Northwest corner thereof, running thence South Forty-three degrees and Forty-one minutes West (S 43DEG.41' W) Two Hundred
     Thirty-three and Seven-tenths (233.7) feet; thence on a one degree curve to the right from said course as a tangent, a distance of Three Hundred Ninety-five (395) feet; thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) East Hundred Twenty-four and Eight-tenths (824.8) feet to a stake on the West line of said Section, Nine Hundred Ninety - (990) feet South of the Northwest corner thereof.

2. A strip of land Fifty (50) feet in width running over and across the East Half of the Northwest Quarter of the Northwest Quarter (E 1/2 of NW 1/4 of NW 1/4) of Section Two (2), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Northwest corner thereof; running thence South Forty-three degrees and Forty-one minuets West (S 43DEG.41' W) Two Hundred
     Thirty-three and Seven-tenths (233.7) feet; thence on a one degree curve to the right from said course as a tangent, a distance of Three Hundred Ninety-five (395) feet; thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) Eight Hundred Twenty-four and
     Eight-tenths (824.8) feet to a stake on the West line of said Section, Nine Hundred ninety (990) feet South of the Northwest corner thereof.

3. A strip of land Fifty (50) feet in width running over and across the South Half of the Northeast Quarter (S 1/2 of NE 1/4) and the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) of Section Three (3), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Nine Hundred Ninety (990) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West
     (S 47DEG.38' W) Six Thousand Nine Hundred Eighty-three (6983) feet to a stake on the West line of Section Ten (10), Three Hundred
     Seventy-five (375) feet South of the Southwest corner of said Section
     Three (3).

4. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter (E 1/2 of SW 1/4) of Section Three (3), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Nine Hundred Ninety
     (990) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) Six Thousand Nine Hundred Eighty-three (6983) feet to a stake on the East line of Section Nine (9), Three Hundred Seventy-five (375) feet South of the Northeast corner thereof.

5. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4), Section Three (3), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to wit: Commencing at a stake on the East line of said Section, Nine Hundred Ninety (990) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38'
     W) Six Thousand Nine Hundred Eighty-three (6983) feet to a stake on the West line of Section Ten (10) in said Township and Range, Three Hundred Seventy-five (375) feet South of the Northwest corner thereof.

6. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4), Section Three (3), Township Thirty-one (31) North, Range Twenty-one (21) West: said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Nine Hundred Ninety (990) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S
     47DEG. 38' W) Six Thousand Nine Hundred Eighty-three (6983) feet to a stake on the West line of Section Ten (10) in said Township and Range, Three Hundred Seventy-five (375) feet South of the Northwest corner thereof.

7. A strip of land Fifty (50) feet in width running over and across Government Lot Three (3) and Four (4) of Section Nine (9) Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Three Hundred Seventy-five (375) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) Two Thousand
     Seven Hundred Sixty-eight and One-tenth (2768.1) feet; thence on a one degree curve to the left from said course as a tangent, a distance of Four Hundred Eleven and Six-tenths (411.6) feet; thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.31' W) Three Thousand
     Eight Hundred and Thirty-five and Two-tenths (3835.2) feet to a stake on the South line of said Section, Three Hundred Thirty-two (332) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     2.59 acres, more or less.

8. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4), Section Nine
     (9), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Three Hundred Seventy-five (375) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S
     47DEG. 38' W) Two Thousand Seven Hundred Sixty-eight and One-tenth
     (2768.1) feet; thence on a One degree curve to the left from said course as a tangent, Four Hundred Eleven and Six-tenths (411.6) feet; thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.31' W) Three Thousand Eight Hundred Thirty-five and Two-tenths (3835.2) feet to a stake on the South line of said Section, Three Hundred Thirty-two (332) feet East of the Southwest corner thereof.

9. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) Section Nine
     (9), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Three Hundred Seventy-five (375) feet

     South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) Two Thousand
     Seven Hundred Sixty-eight and One-tenth (2768.1) feet; thence on a one degree curve to the left from said course as a tangent, a distance of Four Hundred Eleven and Six-tenths (411.6) feet; thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.31' W)
     Three Thousand Eight Hundred Thirty-five and Two-tenths (3835.2) feet to a stake on the South line of said Section, Three Hundred Thirty-two
     (332) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.48 acres, more or less.

10. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Northeast Quarter (SW 1/4 and NE 1/4) of Section Nine (9), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Three Hundred Seventy-five (375) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG.38' W) Two Thousand Seven Hundred Sixty-eight and One-tenth
     (2768.1) feet; thence on a one degree curve to the left from said course as a tangent, a distance of Four Hundred Eleven and Six-tenths (411.6) feet; thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.
     31' W) Three Thousand Eight hundred Thirty-five and Two-tenths (3835.2) feet to a stake on the South line of said Section, Three Hundred Thirty-two
     (332) feet East of the Southwest corner thereof; said Fifty (50) foot strip of land containing 1.74 acres, more or less.

11. A strip of land Fifty (50) feet in width running over and across Government Lot Five (5) in Section Nine (9), Township Thirty-one (31) North, Range Twenty-one (21) West, containing 1.66 acres, more or less; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to wit:
     Commencing at a stake on the East line of Section Nine (9) three hundred seventy-five (375) feet South of the Northeast corner thereof; running thence South Forty-seven degrees and Thirty-eight minutes West (S 47DEG. 38' W) Two Thousand Seven Hundred Sixty-eight and One-tenth (2768.1) feet; thence on a one degree curve to the left from said course as a tangent Four Hundred Eleven and Six-tenths (411.6) feet; thence South forty-three degrees and Thirty-one minutes West (S 43DEG.31' W) Three Thousand Eight Hundred and Thirty-five and Two-tenths (3835.2) feet to a stake on the South line of said Section, Three Hundred Thirty-two (332) feet East of the Southwest corner thereof.

12. A strip of land Fifty (50) feet in width running over and across the West Half of the Northwest Quarter (W 1/2 of NW 1/4) of Section Ten (10), Township Thirty-one (31) North, Range Twenty-one (21) West, containing 0.62 acres, more or less; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to wit: Commencing at a stake on the West line of Section Ten (10), Three Hundred Seventy-five (375) feet South of the Northwest corner thereof; running thence North Forty-seven degrees and Thirty-eight minutes East (N 47DEG.38' E) Five Hundred Forty-three
     (543) feet, more or less, to a stake on the North line of said Section.

13. A strip of land Fifty (50) feet in width running over and across Government Lot Six (6) of Section Sixteen (16), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to wit: Commencing at a stake on the North line of said Section, Three Hundred Thirty-two (332) feet East of the Northwest corner thereof; running thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.31' W) Four Hundred Seventh and Three-tenths
     (470.3) feet to a stake on the West line of said Section, Three Hundred Fifty and Five-tenths (350.5) feet South of the Northwest corner thereof; said Fifty (50) foot strip of land containing 0.54 acres, more or less.

14. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter (NE 1/4) and the North Half of the Southeast Quarter (N 1/2 of SE 1/4) of Section Seventeen (17), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section Three Hundred Fifty and Five-tenths (350.5) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Thirty-one minutes West (S 43DEG.31' W) Three Thousand and Eleven and Nine-tenths (3011.9) feet; thence on a ten degree curve to the right from said course as a tangent, Four Hundred Fifty-nine and Five-tenths (459.5) feet; thence South Eighty-nine degrees and Twenty-eight minutes West (S 89DEG. 28" W) parallel with the East and West quarter line through said Section, One hundred Fifty-seven and Four-tenths (157.4) feet to a stake which is Twenty-five (25) feet South of the center line of said Section.


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15.  A strip of land fifty (50) feet in width running over and across the North
     Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Seventeen (17), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Quarter-Section, Twenty-five
     (25) feet South of the North-east corner thereof, running thence South Eighty-nine degrees and Twenty-eight minutes West (S 89DEG. 28' W) parallel with the North line of said Quarter-Section and Twenty-five (25) feet distant therefrom One Thousand One Hundred Sixty-Three and Two-tenths (1163.2) feet; thence on a ten degree curve to the left from said course as a tangent, Three Hundred Seventy and Two-tenths (370.2) feet; thence South fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) One Thousand Three Hundred Twenty-seven and Six-tenths (1327.6) feet to a stake on the West line of said Section, Nine Hundred Fifty (950) feet South of the West Quarter-Section corner thereof; said Fifty (50) foot strip of land containing 3.29 acres, more or less.

16. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southeast Quarter (NE1/4of SE1/4) and the South Half of the Southeast Quarter (S1/2of SE1/4) of Section Eighteen (18), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Nine Hundred Fifty
     (950) feet South of the East Quarter-Section corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W)
     Two Thousand Six Hundred Forty-three (2643) feet to a stake on the South line of said Section, Two Thousand One Hundred Sixteen (2116) feet West of the Southeast corner thereof; said Fifty (50) foot strip of land containing
     3.04 acres, more or less.

17. A strip of land Fifty (50) feet in width running over and across the North Half of the Northwest Quarter of the Northeast Quarter (N 1/2 of NW 1/4 of NE 1/4) of Section Nineteen (19), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand One Hundred Sixteen (2116) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Four Thousand One Hundred Sixty-four and Eight-tenths (4164.8) feet to a stake on the West line of said Section, Twenty-one and Five-tenths (21.5) feet South of the West Quarter-Section corner thereof; said Fifty (50) foot strip of land containing 0.77 acres, more or less.

18. A strip of land Fifty (50) feet in width running over and across the East Half of the East Half of the Northwest Quarter (E 1/2 of E 1/2 of NW 1/4) of Section Nineteen (19), Township Thirty-one (31) North, Range Twenty-one
     (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand One Hundred Sixteen (2116) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Four Thousand One Hundred Sixty-four and Eight-tenths (4164.8) feet to a stake on the West line of said Section, Twenty-one and Five-Tenths (21.5) feet South of the West Quarter-Section corner thereof; said Fifty (50) foot strip of land containing 0.95 acres, more or less.

19. A strip of land Fifty (50) feet in width running over and across the West Half of the East Half of the Northwest Quarter (W 1/2 of E 1/2 of NW 1/4) of Section Nineteen (19), Township Thirty-one (31) North, Range Twenty-one
     (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand One Hundred Sixteen (2116) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' w) Four Thousand One Hundred Sixty-four and Eight-tenths (4164.8) feet to a stake on the West line of said Section, Twenty-one and Five-tenths (21.5) feet South of the West Quarter-Section corner thereof; said Fifty (50) foot strip of land containing 0.95 acres, more or less.

20. A strip of land Fifty (50) feet in width running over and across the West Half of the Northwest Quarter (W 1/2 of NW 1/4) and the West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section Nineteen (19), Township Thirty-one (31) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Two Thousand One Hundred Sixteen
     (2116) feet West of the Northeast corner thereof; running thence South Fifty-two degrees and Twenty-seven minutes West (S 52DEG. 27' W) Four Thousand One Hundred Sixty-

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

four and Eight-tenths (4164.8) feet to a stake on the West line of said Section, Twenty-one and Five-tenths (21.5) feet South of the West Quarter-Section corner thereof; said Fifty (50) foot strip of land containing 2.12 acres, more or less.

21. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter (NE 1/4) of Section Three (3), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Nine Hundred and One and Eight-tenths (901.8) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08'W) Six Thousand One Hundred Sixty-three and Five-tenths (6163.5) feet to a stake on the West line of said Section, Eight Hundred Twenty-nine (829) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 2.82 acres, more or less.

22. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Northwest Quarter (SE 1/2 of NW 1/4) except a strip of land One (1) rod wide on the West side, also a strip of land One
     (1) rod wide on the South side of the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) of Section Three (3), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Nine Hundred and One and Eight-tenths (901.8) feet West of the Northeast corner thereof, running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Six Thousand One Hundred Sixty-three and Five-tenths (6163.5) feet to a stake on the West line of said Section, Eight Hundred Twenty-nine (829) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.49 acres, more or less.

23. A strip of land Fifty (50) feet in width running over and across the West Half of the Northeast Quarter of the Southwest Quarter (W 1/2 of NE 1/4 of SW 1/4) and the East Twenty-five (25) acres of the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) of Section Three (3), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Nine Hundred and One and Eight-tenths (901.8) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08'
     W) Six Thousand One Hundred Sixty-three and Five-tenths (6163.5) feet to a stake on the West line of said Section, Eight Hundred Twenty-nine (829) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 1.95 acres, more or less.

24. A strip of land Fifty (50) feet in width running over and across the West Fifteen (15) acres of the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) of Section Three (3), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Nine Hundred and One and Eight-tenths (901.8) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Six Thousand One Hundred Sixty-three and Five-tenths (6163.5) feet to a stake on the West line of said Section, Eight Hundred Twenty-nine (829) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.07 acres, more or less.

25. A strip of land Fifty (50) feet in width running over and across the East Half of the West Half of the Southwest Quarter of the Southwest Quarter (E 1/2 of W 1/2 of SW 1/4 of SW 1/4) of Section Three (3), Township Thirty-two
     (32) North, Range Twenty (20) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to wit: Commencing at a stake on the North line of said Section, Nine Hundred and One and Eight-tenths (901.8) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Six Thousand One Hundred Sixty-three and Five-tenths (6163.5) feet to a stake on the West line of said Section, Eight Hundred Twenty-nine (829) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.20 acres, more or less.

26. A strip of land Sixty (60) feet in width running over and across the East Twenty-seven and a half acres of the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section Eight (8) Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said


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

     Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) Seven Hundred Sixty-nine and Nine-tenths (769.9) feet to a stake on the South line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Southeast corner thereof; said Sixty (60) foot strip of land containing 0.89 acres, more or less.

27. A strip of land Fifty (50) feet in width running over and across the South Half of the Southeast Quarter of the Southeast Quarter (S 1/2 of SE 1/4 of SE 1/4) of Section Four (4) and the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) of Section Nine (9), all in Township Thirty-two
     (32) North, Range Twenty (20) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of Section Four (4), Eight Hundred Twenty-nine (829) feet North of the Southeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) One Thousand One Hundred Forty and Nine-tenths (1140.9) feet to a stake on the South line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Southeast corner thereof; thence on said course Four Thousand One Hundred Sixty-six and Three-tenths (4166.3) feet; thence on a One degree curve to the left from said course as a tangent, a distance of Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of Section Nine (9), Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.73 acres, more or less.

28. A strip of land Fifty (50) feet in width running over and across the West Half of the Northeast Quarter (W 1/2 of NE 1/4) of Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and eight minutes West (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three tenths (4166.3) feet; thence on a one degree curve to the left from said course as a tangent Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     2.09 acres, more or less.

29. A strip of land Fifty (50) feet in width running over and across the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three-tenths (4166.3) feet; thence on a One degree curve to the left from said course as a tangent a distance of Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) a distance of
     One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said
     Fifty (50) foot strip of land containing 1.08 acres, more or less.

30. A strip of land Fifty (50) feet in width running over and across a strip of land Two (2) rods in width in Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said Two (2) rod strip being One (1) rod in width on each side of the East line of the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) of said Section and extending from the Southeast corner of said Forty (40) acre tract North to the Public Highway, and said Fifty (50) foot strip of being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three-tenths (4166.3) feet; thence on a One degree curve to the left from said course as a tangent Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W)
     One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said Fifty
     (50) foot strip of land containing 0.05 acres, more or less.


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

31. A strip of land Fifty (50) feet in width running over and across the East Half of the Northwest Quarter (E 1/2 of NW 1/4) of Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three-tenths (4166.3) feet; thence on a One degree curve to the left from said course as a tangent Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) One thousand Eight hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing
     1.25 acres, more or less.

32. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4) of Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West
     (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three-tenths (4166.3) feet; thence on a One degree curve to the left from said course as a tangent, a distance of Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty-three degrees and Ten minutes West (S 43DEG.
     10' W) a distance of One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof; said Fifty (50) foot strip of land containing 0.85 acres, more or less.

33. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Southwest Quarter (NW 1/4 of SW 1/4) of Section Nine (9), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Eight Hundred Fourteen and Five-tenths (814.5) feet West of the Northeast corner thereof; running thence South Forty-three degrees and Eight minutes West (S 43DEG. 08' W) Four Thousand One Hundred Sixty-six and Three-tenths
     (4166.3) feet; thence on a One degree curve to the left from said course as a tangent, a distance of Two Hundred Ninety-six and Six-tenths (296.6) feet; thence South Forty degrees and Ten minutes West (S 40DEG. 10' W)
     One Thousand Eight Hundred Thirteen and Three-tenths (1813.3) feet to a stake on the West line of said Section, Five Hundred Ninety-four and Eight-tenths (594.8) feet North of the Southwest corner thereof.

             EXCEPTING THEREFROM - All that part of said strip of land which lies north of the North line of the South 317 feet of said NW 1/4 of SW 1/4 and West of the East two rods of said NW 1/4, of SW 1/4.

34. A strip of land Fifty (50) feet in width running over and across the North Half of the Northeast Quarter (N 1/2 of NE 1/4) of Section Seventeen (17), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Northeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10'W)
     Six Thousand Seven Hundred Twenty and Two-tenths (6720.2) feet; thence on a One degree curve to the right from said course as a tangent, a distance of One Hundred Seventy-five and Nine-tenths (175.9) feet to a stake on the South line of said Section, Twenty and Four-tenths (20.4) feet East of the Southwest corner thereof.

35. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section Seventeen (17), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Northeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) Six Thousand Seven Hundred Twenty and Two-tenths (6720.2) feet; thence on a One degree curve to the right from said course as a tangent, a distance of One Hundred Seventy-five and Nine-tenths (175.9) feet to a stake on the South line of said Section, Twenty and Four-tenths (20.4) feet East of the Southwest corner thereof.


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

36. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter (NW 1/4) of Section Seventeen (17) Township Thirty-two
     (32) North, Range Twenty (20) West; said strip of land being Twenty-five
     (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Northeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) Six Thousand Seven Hundred Twenty and Two-tenths (6720.2) feet; thence on a One degree curve to the right from said course as a tangent, a distance of One Hundred Seventy-five and Nine-tenths (175.9) feet to a stake on the South line of said Section, Twenty and Four-tenths (20.4) feet East of the Southwest corner thereof.

37. A strip of land Fifty (50) feet in width running over and across the North Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Seventeen (17), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the North line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Northeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10'
     W) Six Thousand Seven Hundred Twenty and Two-tenths (6720.2) feet; thence on a One degree curve to the right from said course as a tangent, a distance of One Hundred Seventy-five and Nine-tenths (175.9) feet to a stake on the South line of said Section, Twenty and Four-tenths (20.4) feet East of the Southwest corner thereof.

38. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of Section Seventeen (17), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Five Hundred and Nine and Five-tenths (509.5) feet West of the Northeast corner thereof; running thence South Forty degrees and Ten minutes West (S 40DEG. 10' W) Six Thousand Seven Hundred Twenty and Two-tenths (6720.2) feet; thence on a one degree curve to the right from said course as a tangent, a distance of One Hundred Seventy-five and Nine-tenths (175.9) feet to a stake on the South line of said Section, Twenty and Four-tenths (20.4) feet East of the Southwest corner thereof.

39. That part of the Southeast Quarter of the Southeast Quarter (SE 1/4 of SE 1/4) of Section Eighteen (18), Township Thirty-two (32) North, Range Twenty
     (20) West, described as follows: Commencing at the Southeast section corner of Section Eighteen (18), Township Thirty-two (32) North, Range Twenty (20) West; running thence North along the East line of said Section, Sixteen
     (16) feet to the Northwest line of the Right of Way of the Transmission Line of the St. Croix Falls Minnesota Improvement Company as now located and staked out across said Section, running thence Southwesterly along said line, Twenty-one and Four-tenths (21.4) feet, more or less, to a point on the South line of said Section, Sixteen (16) feet West from the point of beginning; thence East to point of beginning, containing 0.003 acres, more or less.

40. A strip of land Fifty (50) feet in width running over and across the East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section Nineteen (19), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Twenty (20) feet South of the Northeast corner thereof; running thence Southwesterly on a one degree curve to the right from a line bearing South Forty-two degrees and Thirteen minutes West (S 42DEG. 13' W) as a tangent, a distance of One Hundred Forty-six and Seven-tenths (146.7) feet; thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Eight Thousand One Hundred Seventy-four and Five-tenths (8174.5) feet to a stake on the West line of Section Thirty (30), Six Hundred Ninety and Three-tenths (690.3) feet South of the Northwest corner thereof.

41. That part of the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) described as follows: Commencing at a point on the East boundary line of Section Nineteen (19), Township Thirty-two (32) North, Range Twenty (20) West, Two (2) rods South of the Northeast corner of said Section; thence South of said Section line Eleven (11) rods; thence West on a course parallel with the North boundary line of said Section, Fifteen (15) rods; thence North on a course parallel with the East boundary line of said Section, Eleven (11) rods to a point Two (2) rods South of the North boundary line of said Section; thence East on a course parallel with the North boundary line of said Section, Fifteen (15) rods to the point of beginning; excepting a strip of land Fifty (50) feet in width conveyed by warranty deed dated July 10, 1905.


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

42. A strip of land Fifty (50) feet in width running over and across the West Half of the Northeast Quarter (W 1/2 of NE 1/4) of Section Nineteen (19), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Twenty (20) feet South of the Northeast corner thereof; running thence Southwesterly on a one degree curve to the right from a line bearing South Forty-two degrees and Thirteen minutes West (S 42DEG. 13' W) as a tangent, a distance of One Hundred Forty-six and Seven-tenths (146.7) feet; thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Eight Thousand One Hundred Seventy-four and Five-tenths (8174.5) feet to a stake on the West line of Section Thirty (30), Six Hundred Ninety and Three-tenths (690.3) feet South of the Northwest corner thereof.
     (A.K.A. MANNING SUBSTATION)

43. A strip of land Fifty (50) feet in width running over and across the North Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Nineteen (19), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Twenty (20) feet South of the Northeast corner thereof; running thence Southwesterly on a One degree curve to the right from a line bearing South Forty-two degrees and Thirteen minutes West (S 42DEG. 13' W) as a tangent, a distance of One Hundred Forty-six and Seven-tenths (146.7) feet; thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Eight Thousand One Hundred Seventy-four and Five-tenths (8174.5) feet to a stake on the West line of Section Thirty (30), Six Hundred Ninety and Three-tenths (690.3) feet South of the Northwest corner thereof.

44. A strip of land Fifty (50) feet in width running over and across the North Half of the Southeast Quarter (N 1/2 of SE 1/4) of Section Nineteen (19), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit:
     Commencing at a stake on the East line of said Section, Twenty (20) feet South of the Northeast corner thereof; running thence Southwesterly on a One degree curve to the right from a line bearing South Forty-two degrees and Thirteen minutes West (S 42DEG. 13' W) as a tangent, a distance of One Hundred Forty-six and Seven-tenths (146.7) feet; thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Eight Thousand One Hundred Seventy-four and Five-tenths (8174.5) feet to a stake on the West line of Section Thirty (30), Six Hundred Ninety and Three-tenths (690.3) feet South of the Northwest corner thereof.

45. A strip of land Fifty (50) feet in width running over and across the Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of Section Twenty (20), Township Thirty-two (32) North, Range Twenty (20) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the North line of said Section, Twenty and Four-tenths (20.4) feet East of the Northwest corner thereof; running thence Southwesterly on a One degree curve to the right, a distance of Twenty-nine (29) feet to a stake on the West line of said Section, Twenty
     (20) feet South of the Northwest corner thereof.

46. A strip of land Fifty (50) feet in width running over and across the North Half of the South Half of the Northeast Quarter (N 1/2 of the S 1/2 of NE 1/4) of Section Twenty-five (25), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Six Hundred Ninety and Three-tenths (690.3) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Six Thousand One Hundred
     Eighty-one and Six-tenths (6181.6) feet to a stake on the South line of said Section, Nine Hundred Eighty-seven (987) feet East of the Southwest corner thereof.

47. A strip of land Fifty (50) feet in width running over and across the South Half of the South Half of the Northeast Quarter (S 1/2 of S 1/2 of NE 1/4) of Section Twenty-five (25), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Six Hundred Ninety and Three-tenths (690.3) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Six Thousand One Hundred
     Eighty-one and Six-tenths


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

     (6181.6) feet to a stake on the South line of said Section, Nine Hundred Eighty-seven (987) feet East of the Southwest corner thereof;

48. A strip of land Fifty (50) feet in width running over and across the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4) of Section Twenty-five (25), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Six Hundred Ninety and Three-tenths (690.3) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Six Thousand One Hundred Eighty-one and Six-tenths (6181.6) feet to a stake on the South line of said Section, Nine Hundred Eighty-seven (987) feet East of the Southwest corner thereof.

49. A strip of land Fifty (50) feet in width running over and across the North Half of the Southeast Quarter (N 1/2 of SE 1/4) of Section Twenty-five
     (25), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, Six Hundred Ninety and Three-tenths (690.3) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West
     (S 43DEG. 41' W) Six Thousand One Hundred Eighty-one and Six-tenths (6181.6) feet to a stake on the South line of said Section, Nine Hundred Eighty-seven (987) feet East of the Southwest corner thereof.

50. A strip of land Fifty (50) feet in width running over and across the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section Twenty-five
     (25), and the Northeast Quarter of the Northeast Quarter (NE 1/4 of NE 1/4) of Section Thirty-five (35), all in Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section Twenty-five (25), Six Hundred Ninety and Three-tenths (690.3) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Six Thousand One Hundred Eighty-one and Six-tenths (6181.6) feet to a stake on the South line of said Section, Nine Hundred Eighty-seven (987) feet East of the Southeast corner thereof; thence on same course One Thousand Four Hundred Fifteen (1415) feet to a stake on the East line of said Section Thirty-five (35), One Thousand and Thirty-four (1034) feet South of the Northeast corner thereof; and thence on same course Five Thousand Nine Hundred Forty-six and One-tenth (5946.1) feet to a stake on the South line of said Section Thirty-five (35), One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Southwest corner thereof.

             EXCEPTING:

             That part of the above described 50 foot wide strip of land which lies within the E 1/2 of the SE 1/4 of the SW 1/4 of said
             Section 25, lying West of the East 330.0 feet of said SE 1/4 of the SW 1/4.

51. A strip of land Fifty (50) feet in width running over and across the West Half of the Northeast Quarter (W 1/2 of NE 1/4) of Section Thirty-five
     (35), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand and Thirty-four (1034) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West
     (S 43DEG. 41' W) Five Thousand Nine Hundred Forty-six and One-tenth (5946.1) feet to a stake on the South line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Southwest corner thereof.

52. A strip of land Fifty (50) feet in width running over and across the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) and the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) of Section Thirty-five (35), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand and Thirty-four (1034) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Five Thousand Nine Hundred Forty-six and
     One-tenth (5946.1) feet to a stake on the South line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Southwest corner thereof.

53. A strip of land Fifty (50) feet in width running over and across the East Half of the Southwest Quarter (E 1/2 of SW 1/4) of Section Thirty-five
     (35), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand and Thirty-four (1034) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West
     (S 43DEG. 41' W) Five Thousand Nine Hundred Forty-six and One-tenth (5946.1) feet to a stake on the South line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Southwest corner thereof.


             EXCEPTING THEREFROM. that part of said 50 foot strip described as follows:

             Commencing at a stake on the East line of said Section, 1034 feet South of the Northeast corner thereof; running thence South 43DEG. 41' West, 5946.1 feet to a stake on the South line of said Section, 1057.5 feet East of the Southwest corner thereof, lying northeasterly of the following described line:

             Commencing at the Southwest corner of said E 1/2 of the SW 1/4; thence easterly along the South line of said Section 35, a distance of 300 feet; thence northerly deflecting 88DEG. 40' to the left, a distance of 1466.98 feet; thence southeasterly deflecting 125DEG. 11' 11" to the right, a distance of 366.97 feet to a point hereinafter known as "Point A"; thence southerly deflecting 54DEG. 58' 49" to the right a distance of 1248.54 feet, more or less, to the South line of said Section 35; thence easterly along said South line, a distance of 254.51, more or less, to a point on a line parallel with and 66 feet westerly of a line extended from a point on said South line, distant 385 feet west of the south quarter corner of said Section 35 to a point on the North line of the South 920 feet of said E 1/2 of the SW 1/4, 330 feet westerly of the north-south quarter line of said Section 35; thence northerly, along said parallel line, a distance of 921.77 feet to the point of beginning of the line to be described on the North line of said South 920 feet; thence northwesterly, a distance of
             433.10 feet to said "Point A" and said line there terminating.

54. A strip of land Fifty (50) feet in width running over and across the Southwest Quarter of the Southwest Quarter (SW 1/4 of SW 1/4) of Section Thirty-five (35), Township Thirty-two (32) North, Range Twenty-one (21) West; said strip of land being Twenty-five (25) feet in width on each side of a center line which crosses above described tract and is described as follows, to-wit: Commencing at a stake on the East line of said Section, One Thousand and Thirty-four (1034) feet South of the Northeast corner thereof; running thence South Forty-three degrees and Forty-one minutes West (S 43DEG. 41' W) Five Thousand Nine Hundred Forty-six and One-tenth (5946.1) feet to a stake on the South line of said Section, One Thousand and Fifty-seven and Five-tenths (1057.5) feet East of the Southwest corner thereof.

55. A strip of land One Hundred Twenty-five (125) feet in width situated in the North Half (N1/2) of the Southwest Quarter (SW1/4) of Section Seventeen
     (17), Township Thirty-one (31) North, Range Twenty-one (21) West described as follows, to-wit:

             Beginning at a point on the north and south Quarter (1/4) line of said Section Seventeen (17), One Hundred Twenty-five (125) feet south of the center of said Section Seventeen (17), thence north along the north and south Quarter (1/4) line, One Hundred Twenty-five (125) feet to the center of said Section Seventeen
             (17); thence west along the east and west Quarter (1/4) line of said Section Seventeen (17) a distance of Fifteen Hundred and Twenty-five (1525) feet; thence south and parallel to the north and south Quarter (1/4) line of said Section Seventeen (17), a distance of One Hundred Twenty-five (125) feet; thence east and parallel to the east and west Quarter (1/4) line a distance of Fifteen Hundred Twenty-five (1525) feet to point of beginning, except that part thereof heretofore conveyed to the St. Croix Falls Minnesota Improvement Company by deed recorded in and by the office of the Register of Deeds of Washington County in Book 63 of Deeds, Page 619 and that part included in the right-of-way of the Northern Pacific Railroad; and subject to existing highways.

     OAK PARK SUBSTATION (ABSTRACT PORTION)

1. Part of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4), Section Three (3), Township Twenty-Nine (29) North, Range Twenty (20) West as follows: Beginning at a point on the East side of Government Road (also known as Main Street) where the South line of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) crosses said road; thence Northwesterly along the East line of said road Eighty (80) feet more or less to the Southerly line of property now owned by Northern States Power Company; thence Easterly on a line parallel with the South line of said tract to the West line of the right-of-way of the Minnesota State Prison spur track; thence Southeasterly along the West line of said right-of-way to the South line of said quarter; thence Westerly along the South line of said quarter to the place of beginning.

2. Part of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4), Section Three (3), Township Twenty-nine (29) North, Range Twenty (20) West as follows: Beginning at a point on the East side of Government Road (also known as Main Street) Six (6) rods South of the North line of said quarter; thence Southeasterly along the East side of Government Road to the Northwest corner of Lot Two (2), Block One (1), Esterbrook and Daggetts Addition; thence Easterly along the North line of Lots Two (2) and Three
     (3) of said Addition to the Westerly right-of-way of the Minnesota State Prison spur track; thence Northwesterly along the Westerly right-of-way of said spur track to a point Six (6) rods South of the North line of said quarter; thence Westerly to point of beginning.

3. Beginning at a point on the West side of the right of way of the railroad running to the new prison site, eighty (80) feet north of the point where the South line of the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of Section (3) Three, Township Twenty-Nine (29), North, Range Twenty (20), West, crosses said road; running thence northerly along the west line of said road two hundred thirty-eight (238) feet; thence westerly in a straight line of a distance of two hundred twenty-eight (228) feet more or less to a point on the easterly line of the Stillwater & Point Douglas Road, known as the Government Road and also known as Main Street, a distance of two hundred sixty-nine (269) feet north of the point where the south line of the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of Section Three (3), Township Twenty-nine (29), North, Range Twenty
     (20) West, crosses the east line of the said road; thence southerly a distance of one hundred eighty-nine (189) feet along the easterly line of said road to a point eighty (80) feet north of the point where the east line of the Stillwater & Point Douglas Road, known as the Government Road and also known as Main Street, crosses the south line of the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of said Section Three
     (3), Township Twenty-nine (29), North, Range Twenty (20), West; thence easterly on a line parallel to the south line of the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) of Section Three (3), Township Twenty-nine (29), North, Range Twenty (20), West, a distance of two hundred ten (210) feet to the place of beginning, according to the Government survey thereof; all lying and being in the Southwest Quarter of the Northwest Quarter of the Northeast Quarter (SW 1/4 of NW 1/4 of NE 1/4) of said Section Three (3), Township Twenty-nine (29), North, Range Twenty
     (20), West.

4. All that part of the northwest quarter of the northeast quarter (NW 1/4 NE 1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty
     (20) West, described as follows, to-wit:


             Commencing at the intersection of the south line thereof with the easterly line of Main Street, and running northwesterly along said easterly line of said Main Street Five Hundred Twenty and thirty-four hundredths (520.34) feet, thence east along a line drawn at right angles to said easterly line of said Main Street one Hundred Fifty (150) feet to an iron pipe monument, said monument being the point of beginning. Thence continuing east along the line just described two hundred fourteen and three-tenths (214.3) feet to an iron pipe monument; thence southeasterly on a straight line six hundred twenty-four and two-tenths (624.2) feet to an iron pipe monument on the said south line of said tract, said monument being five hundred sixty-three and three-tenths (563.3) feet east of said southwest corner of said tract; thence west along said south line of said tract two hundred eleven and eighty-five hundredths (211.85) feet to an iron pipe monument set on the easterly right-of-way line of the spur track running to the Minnesota State Prison; thence northwesterly along said right-of-way line three hundred twenty-six (326) feet to an iron pipe monument; thence southwesterly on a straight line two hundred fifty-eight and two-tenths (258.2) feet to an iron pipe monument set on said easterly line of said Main Street, said point being two hundred seventy and ninety-four hundredths (270.94) feet north of the intersection of said easterly right-of-way line of said Main Street with the south line of said tract, said two hundred seventy and ninety-four hundredths (270.94) feet being measured along said easterly line of said Main Street; thence northwesterly along said easterly line of said Main Street one hundred forty-nine
             and four-tenths (149.4) feet to an iron pipe monument; thence northeasterly at right angles with said easterly line of said
             Main Street three hundred (300) feet to an iron pipe monument; thence northwesterly at right angles fifty (50) feet to an iron pipe monument; thence southwesterly at right angles one hundred fifty (150) feet to an iron pipe monument; thence north at right angles fifty (50) feet to the point of beginning containing 2.49 acres, more or less.

             Excepting therefrom the right-of-way of the spur track running to the Minnesota State Prison.

             And also excepting all that portion of the above described property lying southwesterly of the centerline of State Highway No. 95 and Easterly of the Easterly right-of-way line of the spur track running to the Minnesota State Prison.

     LINE 0865

1. Lots One (1), Two (2), Three (3) and Four (4) of Block One (1) of Esterbrook and Daggetts Addition to Oak Park, except a strip 30 feet in width running in a Southerly direction through said Lot Four (4) from the North line to the South line thereof, being the same heretofore conveyed and now used for railroad purposes.

2. The Easterly (E'ly) Ten (10) feet of Lot Five (5) in Block Four (4) of Crofut and Beach's Addition to Oak Park, according to the plat thereof on file and of record in the office of the Register of Deeds of Washington County, Minnesota. Also all that part of Lot Two (2) in Block Four (4) of Crofut & Beach's Addition to Oak Park, according to the plat thereof on file and of record in the office of the Register of Deeds of Washington County, Minnesota, lying Westerly (W'ly) of that certain parcel of land conveyed to the State of Minnesota by deed recorded in Book 87 of Deeds, page 330; excepting therefrom that part thereof conveyed by Elizabeth Law and husband to the State of Minnesota by deed recorded in Book 79 of Deeds, page 299.

3. Lots 3, 4 and 5, of Block 4 of CROFUT and BEACH's addition to Oak Park, except the East 10 feet of Lot 5.

4. Lots one (1), two (2) and three (3) and that part of lot four (4) in Block One (1), Crofut and Beachs' Addition, Baytown Twp. Lying west of the Minnesota State Prison spur track.

5. Lot 1 and that part of Lot 2 lying West of a certain strip of land 30 feet wide deeded to the State of Minnesota in Block 4 of Esterbrook and Daggett's Addition to Oak Park.

     A.S. KING STEAM PLANT (ABSTRACT PORTION)

1. All that part of the Northwest Quarter of the Northwest Quarter (NW 1/4 of the NW 1/4) of Section Three (3), in Township Twenty-nine (29) North, of Range Twenty (20) West of the Fourth Meridian, described as follows, to-wit:

             Beginning at an iron monument set at the intersection of the Southerly right-of-way line of Minnesota State Highway 212 with a line drawn parallel to and Three Hundred Seventy-nine and Two-tenths (379.2) feet East of the West line of said tract, and running thence South along said parallel line One Hundred (100) feet to an iron monument; thence Easterly on a straight line to an iron monument; said monument being set on a line drawn parallel to and Five Hundred Ninety-seven (597) feet East of said West line of said tract, at a point One Hundred (100) South of the intersection of said parallel line with said Southerly right-of-way line of said highway; thence North along said parallel line just described One Hundred (100) feet to an iron monument set on said Southerly right-of-way line of said highway; thence Westerly along said right of way line to the point of beginning, containing Five-tenths (0.5) acres, more or less, according to the United States Government Survey thereof.

2. Lots One (1) and Two (2) in Block Nine (9) of Oak Park Addition, together with that portion of vacated Third Street pursuant to Document No. 272275.

3. That part of the Northwest Quarter of the Northwest Quarter (NW 1/4 of NW 1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty
     (20) West, described as follows:

             Beginning at the Southeast corner of said tract and running thence North along the East line thereof Ten (10) chains and Fifty (50) links, more or less, to the limits of the right of way of the St. Paul, Stillwater and Taylors Falls Railroad; thence Southerly along the Southeast line of said Railroad limits to the South line of said tract; thence Easterly along the South line of said tract Eleven (11) chains and Nineteen
             (19) links to the place of beginning; containing seven and two-thirds (7 2/3) acres, more or less.

     FOREST LAKE SERVICE CENTER

1. That part of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7), Township Thirty-two (32) North, Range Twenty-one
     (21) West, described as follows:

             Beginning at the Southeast corner of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7); thence Westerly, along the South line of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4), a distance of Six Hundred Twenty-nine and Seventy-five hundreds (629.75) feet; thence Northerly, deflecting to the right, Ninety Degrees (90DEG.), a distance of Two Hundred Forty-three (243) feet; thence Easterly, deflecting to the right, Ninety Degrees (90DEG.), a distance of Six Hundred Thirty (630) feet, more or less, to the East line of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section Seven (7); thence Southerly, along said East line, a distance of Two Hundred Forty-three (243) feet more or less, to the point of beginning, subject to the existing Township road along the South line and also subject to a Thirty-three (33) foot easement along the East line.

     COTTAGE GROVE SUBSTATION

1. The North Four Hundred Fifty (450) feet of the West Three Hundred (300) feet of the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of Section Eight (8), Township Twenty-seven (27) North, Range Twenty-one (21) West, in the Village of Cottage Grove, containing Three and one-Tenth (3.1) acres, more or less, subject to the right of way of County Highway Number 22, and also subject to the right of way of the Township Road.

             EXCEPTING THEREFROM:

             That part of the South 400 feet of the North 450 feet of the West 300 feet of the NE 1/4 of the NE 1/4 of Section 8, Township 27 North, Range 21 West, Washington County, Minnesota, lying west of a line drawn 40 feet East of and parallel to the following described line: Beginning at a point on the South line of the NE 1/4 of said Section 8, distant 10.45 feet east from the Southwest corner of the SE 1/4 of the NE 1/4 of Section 8; thence Northerly 2638.11 feet to a point on the North line of said NE 1/4 of NE 1/4 distant 21.00 feet east from the Northwest corner of NE 1/4 of NE 1/4 and there terminating.

             ALSO EXCEPTING

             The North 50 feet of the West 300 feet of the NE 1/4, NE 1/4 of
             Section 8, Township 27 North, Range 21 West.

     LINE 0801

1. Southerly fifty (50) feet of Lots Four (4) and Five (5), Block Seven (7), of Oak Park, as the same is surveyed and platted and now of record in the office of the Register of Deeds of Washington County, Minnesota;


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2.   Lots Two (2), Three (3), Twelve (12), Thirteen (13), Block One (1), of Oak
     Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for Washington County, Minnesota;

3. Lot Ten (10), Block Seven (7), and Lots Three (3), Four (4) and Ten (10), in Block Twelve (12), of Oak Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for said County of Washington, State of Minnesota;

4. Lot nine (9), in Block twelve (12), of Oak Park as the same is surveyed and platted and now of record in the office of the Register of Deeds in and for said County of Washington, State of Minnesota;

5. North forty (40) feet of Lots Three (3), and Ten (10), Block Six (6), of Oak Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for the County of Washington, State of Minnesota;

6. Lots Four (4) and Nine (9), Block Six (6), of Oak Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for said County of Washington;

7. The North Forty (40) Feet of Lot Three (3), Block Seven (7), of Oak Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for Washington County, Minnesota;

8. The South Fifty (S 50) Feet of Lots numbered Six (6), Seven (7), Eight (8) and Nine (9) in Block Number Seven (7) of Oak Park, as surveyed and platted and now of record in the office of the Register of Deeds in and for the County of Washington and State of Minnesota.

9. Commencing at a point sixteen and five tenths (16.5) feet East, and five hundred forty-one and three tenths (541.3) feet South of the Northwest corner of Lot One (1), Section Five (5), Township twenty-nine (29) North, Range Twenty-one (21) West; thence East and parallel with the North line of said Lot One (1), six hundred forty-five (645) feet, more of less, to the shore of Long Lake; thence Southeasterly along the shore of Long Lake to a point five hundred eighty-two and three tenths (582.3) feet South of the North line of said Lot One (1); thence West and parallel with the North line of said Lot One (1) seven hundred (700) feet, more or less, to a point forty-one (41) feet South of the point of beginning; thence North at right angles, forty-one (41) feet to the point of beginning, containing 62/100 acres, more or less.

     LINE 0977 (ABSTRACT PORTION)

1. All that part of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty (20) West, described as follows, to wit: Beginning at the Northwestern corner of said tract; thence South Six (6) rods; thence East Thirty-six (36) rods and Twenty-three (23) links; thence North Twenty-three Degrees (23DEG.) West Six (6) rods and Seventeen (17) links; thence
     West Thirty-three (33) rods and Twenty (20) links to the place of beginning; except a strip of land Thirty (30) feet in width running from North to South deeded to the State of Minnesota by deed in Book 68 of Deeds, page 28, and except the portion thereof deeded to Northern States Power Company by deed recorded in Book 203 of Deeds, page 258, and except that portion of the above property deed to Miller by quit claim deed dated October 7, 1975.

2. Lot Two (2) and the South Ten (10) feet of Lot Three (3) Block Seven (7) Oak Park

3. Lots One (1) and Twelve (12), Block Six (6), Oak Park; and Lot One (1), and Lot Two (2), Block Two (2), Beach's Addition to Oak Park, Washington County, Minnesota.

4. Lot One (1), Block Seven (7) of Oak Park and also Lot One (1) of Block Three (3) of Beach's Addition to Oak Park.

5. Lot One (1), Block One (1) of Oak Park, according to the survey and plat thereof on file and of record in the office of the Register of Deeds, Washington County, Minnesota.


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

6. Lots Four (4), Five (5), Ten (10), and Eleven (11) in Block One (1), Oak Park, according to the plat thereof on file and of record in the Office of the Register of Deeds of Washington County, Minnesota.

7. That part of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4), Section Three (3), Township Twenty Nine (29) North, Range Twenty (20) West as follows:

             Beginning at the intersection of the North line of said quarter and the East side of Government Road (also known as Main Street); thence continuing Southeasterly along the East side of Government Road to a point Six (6) rods South of said North line; thence East and parallel with said North line to the Westerly right of way of the Minnesota State Prison spur track; thence northwesterly along the Westerly right-of-way of said spur track to the intersection of North line of said quarter; thence Westerly to the point of beginning.

8. Lot Two (2) and the South Ten (10) feet of Lot Three (3) Block Seven (7) Oak Park

9. Lots Fourteen (14), Fifteen (15) and Sixteen (16), Block Three (3), Crofut and Beach's Addition to Oak Park, together with the South Half (S1/2) of vacated Leavenworth Street abutting thereon.

10. Lots 2, 3, 10, and 11, Block 6, excepting the Northerly Forty (40) feet of Lots 3 and 10, Oak Park, Washington County, Minnesota.

     LINE 0975

1. Lot One (1) and that part of Lot Two (2), Block Four (4), lying East of the property conveyed to the State of Minnesota by deed dated June 17, 1908, filed for record in the office of the Register of Deeds in and for Washington County, Minnesota, October 31, 1908 in Book 67 of Deeds, at page 330, Crofut and Beach's Addition to Oak Park, including the South 1/2 of vacated Leavenworth Street lying north of and adjacent to said property, Washington County, Minnesota.

2.   All of Block Seven (7) of Beach's Addition to Oak Park.

3. All that part of the Southeast Quarter of the Northwest Quarter (SE1/4 of NW1/4 ) of Section Three (3), in Township Twenty-nine (29) North, of Range Twenty (20) West, described as follows:

             Beginning at the Southeast corner of the above mentioned tract and running thence North along the East line of said tract twenty (20) rods, more or less, to the South line of Block Seven
             (7) of Beach's Addition to Oak Park extended East Fifty (50.00) feet across First Street; thence West along said South line and South line extended Three Hundred Twenty-one (321.00) feet, more or less, to the Southeast corner of Block Eight (8) of said Beach's Addition; thence South in a direct line with the East line of Block Eight (8), Twenty (20) rods, more or less, to the South line of said tract; thence Easterly along said South line to the place of beginning, containing 2.4 acres, more or less.

4. All that part of the Southwest Quarter of the Northeast Quarter (SW1/4 of NE1/4) of Section Three (3), in Township Twenty-nine (29) North of Range Twenty (20) West, described as follows:


             Beginning at the Southwest corner of the above mentioned tract and running thence North along the West line of said tract Twenty (20) rods; thence East to the Center-line of the so-called Stillwater-Point Douglas Road (now known as State Aid Road Number Three (3); thence Southerly along said centerline to a point where said centerline crosses the South line of the above mentioned tract; thence West to the point of beginning, containing 0.5 acres, more or less.

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

5. The South One Hundred (100.00) feet of Beach's Reservation to Crofut and Beach's Addition to Oak Park, according to the plat thereof on file and of record in the office of the Register of Deeds of Washington County, Minnesota.

     LINE 0980

1. Lot two (2), Block three (3), Valley Hills, according to the plat thereof on file and of record in the office of the County Recorder in and for Washington County, Minnesota.

     HUGO SUBSTATION

1. That part of the SW 1/4 of the NE1/4 of Section 17, Township 31 North, Range 21 West described as follows: Commencing at the center quarter-corner of said Section 17, thence North 88 degrees 43 minutes 50 seconds East on the east-west quarter line thereof (assumed bearing) 85.50 feet to a point on the easterly right-of-way boundary of Minnesota Trunk Highway 61 and the point of beginning of the land to be described; thence continuing North 88 degrees 43 minutes 50 seconds East along said quarter line 458.59 feet; thence North 00 degrees 36 minutes 02 seconds West 142.82 feet to a point on the easterly extension of the north line of a tract of land conveyed to Northern States Power Company by a Quit Claim Deed dated September 23, 1941 and filed in the Washington County Recorders Office on September 25, 1941 in Book 136 of Deeds on pages 552-563 as Document 126954; thence South 88 degrees 43 minutes 50 seconds West along said north line and easterly extension thereof 429.18 feet to the east right-of-way boundary of said Highway 61; thence southwesterly 146.15 feet along said right-of-way boundary to the point of beginning. Excepting therefrom that tract of land conveyed to Northern States Power Company by the above-described Quit Claim Deed.

2. That part of the NW1/4 of the SE1/4 of Section 17, Township 31 North, Range 21 West described as follows: Commencing at the center quarter-corner of said Section 17, thence North 88 degrees 43 minutes 50 seconds East on the east-west quarter line of said Section 17 (assumed bearing) a distance of
     85.50 feet to the Easterly Right-of-Way boundary of State Trunk Highway 61 and the point of beginning of the land to be described; thence continuing North 88 degrees 43 minutes 50 seconds East on said quarter line 458.59 feet; thence South 00 degrees 36 minutes 02 seconds East 150.00 feet to a point on the easterly extension of the south line of a tract of land conveyed to Northern States Power Company by a Warranty Deed dated November 26, 1941, and filed in the Washington County Recorder's Office December 15, 1941, in Book 142 of Deeds on pages 155-156 as Document 127821; thence South 88 degrees 43 minutes 50 seconds West along said South line and easterly extension thereof 489.48 feet to a point on the Easterly Right-of-Way boundary of said Highway 61; thence Northeasterly along said Right-of-Way boundary 153.50 feet to the point of beginning. Excepting therefrom those lands conveyed to Northern States Power Company by a Quit Claim Deed dated September 23, 1941, and filed in said Recorders Office on September 25, 1941, in Book 136 of Deeds on pages 552-563 as document 126954.
     All that part of the Northwest Quarter of Southeast Quarter (NW1/4
     SE1/4), Section Seventeen (17), Township Thirty-one (31), Range Twenty-One
     (21) included within and bounded as follows, to-wit:
     Commencing at the point of intersection of the East and West quarter line in said Section with the East line of Minnesota Trunk Highway No. 61 running northerly along the East side of the Northern Pacific Railway right of way; thence Easterly and along the said East and West quarter line a distance of 365 feet; thence Southerly and parallel with the north and south quarter line in said Section, a distance of 150 feet; thence Westerly and parallel with the said East and West quarter line, a distance of 400 feet, more or less, to the said East line of Minnesota Trunk Highway No. 61; thence Northerly and along the said East line of said Minnesota Trunk Highway No. 61, to the place of beginning, except such portion included therein heretofore deeded to the St. Croix Falls Minnesota Improvement Company; containing One acre, be the same more or less.

                                     TORRENS

     ASHLAND SUBSTATION

1.   Certificate No. 21385


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

     All that part of Lots 25 and 26 which lies Southeasterly of the Southeasterly line of the Chicago, Rock Island and Pacific Railway Company's right of way, and also, the West half of the vacated alley lying adjacent to said Lot 25 and that part of the West half of the vacated alley lying adjacent to said Lot 26 and Southeasterly of the Southeasterly line of said railway right of way, all in Block 17, DIVISION No. 1 of ST. PAUL PARK, according to the plat on file and of record in the office of the Register of Deeds in and for said County.

     BAYTOWN SUBSTATION

1.   Certificate No. 40498

     The West 300.00 feet of the East 1013.00 feet of the South 225.00 feet of the North 550.00 feet of the Northeast Quarter of the Northeast Quarter of
     Section 5, Township 29 North, Range 20 West, Washington County, Minnesota, as measured at a right angle to the east line and the north line of said Northeast Quarter of the Northeast Quarter.

     A.S. KING PLANT (TORRENS PORTION)

1.   Certificate No. 49917

     Lots Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10), Eleven
     (11) and Twelve (12), Block Eleven (11), of OAK PARK, as surveyed and platted and now on file and of record in the office of the Registrar of Titles of Washington County, Minnesota.

2.   Certificate No. 49912

     Lots One (1), Two (2), Three (3), Four (4), Thirteen (13), Fourteen (14), Fifteen (15), and Sixteen (16), Block Eleven (11), OAK PARK, as surveyed and platted and now on file and of record.

3.   Certificate No. 49732

     Lots Nine (9) and Ten (10), Block Eight (8) of OAK PARK, as surveyed and platted and now on file and of record, and all that part of Fourth Street (now vacated) lying West of Lots Nine (9) and Ten (10).

4.   Certificate No. 49729

     Lots Five (5), Six (6), Seven (7), and Eight (8), Block Twelve (12), OAK PARK as surveyed and platted and now on file and of record.

5.   Certificate No. 49652

     All that part NW1/4 of NW1/4 of Sec. 3, Tp. 29, Rge. 20, Elfelt's Addition, and Oak Park Addition, as now on file and of record in the office of the Register of Deeds, in and for the County of Washington, State of Minnesota, described as follows:

     Commence at the NW corner of Sec. 3, Tp. 29, Rge. 20, Washington County, Minnesota; thence South along the West line of said Sec. 3 for 45.25 feet to its intersection with the S'ly line right of way of Minnesota Highway No. 212 as now located and traveled, said point of intersection being the point of beginning of this description; thence continuing South along said West line of Sec. 3 for 1137.0 feet to the SW corner of NW1/4 of NW1/4 of said Sec. 3; thence E. along the South line of said NW1/4 of NW1/4 for
     603.0 feet to its intersection with E'ly right of way line of abandoned Chicago, St. Paul, Minneapolis and Omaha Railway Co.; thence NE'ly along said E'ly right of way line for 1030 feet more or less to its intersection with the E. line of said NW1/4 of NW1/4; thence South along said E. line of NW1/4 of NW1/4 for 13.2 feet to its intersection with the South line of Block No. 10 of Oak Park Addition extended W'ly; thence E. along said extended South line, and South line of Block No. 10, and across now vacated 4th Street and South line of Lot 16 of Block No. 9 of said Oak Park Addition for 490.0 feet to the SE corner of said Lot No. 16 of Block No. 9; thence North along the E. line of Lots No. 16 and 15 of said Block No. 9 for 75.0' to the NE corner of said Lot No. 15 of Block No. 9; thence East across now vacated alley and South line of Lot No. 3 of said Block No. 9 for 96.3' to its intersection with the W'ly line of South Avenue also known as County

     Highway No. 23 as now located and traveled; thence NW'ly along said W'ly line of South Avenue also known as County Highway No. 23 for 689 feet to its intersection with North line of Block No. 15 of Elfelt's Addition; thence West along said North line of Block No. 15 and across now vacated 5th Street and North line of Block No. 16 of said Elfelt's Addition for 505.6' to the NW corner of said Block No. 16; thence South along the W'ly line of said Block No 16 for 37.5 feet to its intersection with the S'ly right of way line of Minnesota Highway No 212; thence W'ly along said S'ly right of way line of Minnesota Highway No. 212 to its intersection with the center line of now vacated 6th Street; thence South along said center line of now vacated 6th Street to its intersection with the North line of said NW1/4 of NW1/4 of Sec. 3; thence West along said North line of NW1/4 of NW1/4 of Sec. 3 for 165 feet to its intersection with the S'ly line of said Minnesota Highway No. 212; thence continuing West along said North line of NW1/4 of NW1/4 and the S'ly right of way line of Minnesota Highway No. 212 for 135' + to a point where said right of way deviates from said section line to the Southwest; thence SW'ly along said right of way of Minnesota Highway No. 212 for 105 feet more or less to its intersection with a line drawn parallel with and 597 feet E. of the west line of NW1/4 of NW1/4 of Sec. 3; thence South along said parallel line said 597 feet E. of the West line of NW1/4 of NW1/4 for 100 feet; thence W'ly on a straight line to an iron pipe, said iron pipe being set on a line drawn parallel to and 379.2' E. of said West line of NW1/4 of NW1/4 of Sec. 3; and 100 feet South of the S'ly right of way line of said Minnesota Highway No. 212; thence North and parallel with and 379.2' E. of said West line of NW1/4 of NW1/4 for 100' to its intersection with said S'ly line of Minnesota Highway No. 212; thence W'ly along said S'ly right of way line of Minnesota Highway No. 212 for 149.2 feet more or less to a point which is 230 feet East of said West line of NW1/4 of NW1/4; thence North at right angles for 17 feet along said right of way line of Minnesota Highway No. 212; thence W'ly along said S'ly right of way line of Minnesota Highway No. 212 for 30 feet; thence South at right angles for 100 feet; thence West and parallel with said S'ly right of way line of Minnesota Highway No. 212 for 100 feet; thence North at right angles for 100' to its intersection with said S'ly right of way line of Minnesota Highway No. 212; thence W'ly along said S'ly right of way line of Minnesota Highway No. 212 for 100 feet to its point of beginning.

     EXCEPTING therefrom the tract described as follows, to-wit:

     All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty
     (20) West, as follows:

          Commencing at a point on the Southerly right-of-way line of Minn. T.H. #212, 75 feet East of the West line of said Section 3, Township 29 North, Range 20 West; thence South and perpendicular to said right-of-way line 115 feet; thence East and parallel to said right-of-way line 140 feet; thence North at right angles to the last described line 115 feet to a point on the Southerly right-of-way line of said T.H. #212; thence West along said Southerly right-of-way line 15 feet; thence South at right angles to said right-of-way line 100 feet; thence West and parallel to said right-of-way line 100 feet; thence North at right angles to said last described line 100 feet to a point on the Southerly right-of-way line of said T.H. #212; thence West along said right-of-way line 25 feet to the point of beginning of this description

     ALSO EXCEPT

             All that part of NW1/4 of NW1/4 of Section 3, Township 29, Range 20, as follows:

             Commencing at a point on the Southerly right-of-way line of Minnesota T.H. #212, 75 feet East of the West line of Section 3, Township 29, Range 20; thence South and perpendicular to said right-of-way line (115 feet; thence West and parallel to said right-of-way line) 75 feet to the West line of said Section 3 ; thence North 115 feet along the West line of said Section 3 to a point on the Southerly right-of-way line of said T.H. #212; thence East along said Southerly right-of-way line 75 feet to the point of beginning of this description.

     ALSO EXCEPT

             That part of the Northwest Quarter of the Northwest Quarter of
             Section 3, Township 29, North, Range 20 West, Lots 1 through 8, Block 16, Lots 1 through 7, Block 15, and all in Elfelt's Addition to Oak Park, Lots 1 through 8, Block 13, Lots 6 through 8, Block 14, Lots 4 through 12, Block 10, Lots 3 through 6 and Lots 9 through 14, Block 9, all in Oak Park, including all streets accruing thereto, shown as Parcel 63A on Minnesota Department of Transportation Right of Way Plat Numbered 82-77 as the same is on file and of record in the office of the Registrar of Titles in and for Washington County, Minnesota. Subject to an exception and reservation of all minerals

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

             and mineral rights by the State of Minnesota, in trust for itself and the taxing districts concerned interested in said land as provided by law for the following parcels: Lot 9, Block 9, of Oak Park, Lots 10, 11, and 12 and that part of Lot 5 lying
             N. of RR, Block 10 of Oak Park and Lot 1, Block 15 of Elfelt's Addition.

6.   Certificate No. 49650

                                 TRACT "A",
     That part of the SW1/4 of the NE1/4 of Section 3, and that part of the SE1/4 of the NE1/4 of said Section 3, Township 29 North, Range 20
     West, Washington County, Minnesota, lying northeasterly of the northeasterly right-of-way line of Minnesota Highway No. 95 and lying southwesterly of the southwesterly right-of-way line of the Chicago, St. Paul, Minneapolis and Omaha Railroad. The boundaries of the above described parcel have been judicially determined.

                                    AND

                                TRACT "B",
     That part of Government Lots 2 and 3 in Section 2, Township 29 North, Range 20 West; and also, that part of the NE1/4 of Section 3, Township 29 North, Range 20 West, and also, that part of Government Lot 5 in
     Section 34, Township 30 North, Range 20 West, Washington County, Minnesota. All to be described as follows: (NOTE: BASIS OF BEARINGS for this description is the South line of Government Lot 2, Section 2, Township 29 North, Range 20 West being North 88 degrees 48 minutes, 16 seconds East)

     Beginning at an iron monument (found 4 inch well casing) at the Southeast corner of the SE1/4 of the NE1/4 of Section 3, Township 29 North, Range 20 West; thence West along the South line of said SE1/4 of the NE1/4 of
     Section 3 on a bearing of South 88 degrees 47 minutes, 45 seconds West a distance of 333.03 feet to the Northeasterly right-of-way line of the Chicago, St. Paul, and Minneapolis and Omaha Railroad; thence North 38 degrees 03 minutes 13 seconds West along the Northeasterly right-of-way line of said railroad a distance of 3523.33 feet (to an aluminum cap monument stamped JLM RLS #15835); thence continuing along said railroad right-of-way on a tangential curve, concave to the Northeast having a central angle of 6 degrees 51 minutes 52 seconds, a radius of 3057.16 feet, a chord bearing of North 34 degrees 37 minutes 17 seconds, West with a chord distance of 366.05 feet to the South line of the North 700.00 feet of Government Lot 5 in Section 34, Township 30 North, Range 20 West (set an aluminum cap stamped JLM RLS #15835); thence North 88 degrees 47 minutes 54 seconds East along said South line of the North 700.00 feet of said Government Lot 5 for a distance of 440.23 feet to its intersection with the southwesterly right-of-way of the former Chicago, Milwaukee St. Paul and Pacific Railway Company, thence along said Railway right-of-way southeasterly on a concave curve to the Northeast, having a central angle of 01 degrees 28 minutes 21 seconds, a radius of 5779.65 feet, a chord bearing of South 30 degrees 27 minutes 20 seconds East with a chord distance of 148.53 feet to an aluminum cap stamped JLM RLS #15835, thence North 58 degrees 48 minutes 30 seconds East radial to said curve a distance of 105.60 feet to the southeast corner of the property described in Book 303 of Deeds, page 772 in the Washington County Recorders office (found brass cap in concrete); thence North 01 degrees 12 minutes 06 seconds West along the east line of said last described deed a distance of 0.50 feet to an aluminum cap stamped JLM RLS #15835 said point also being the southwesterly corner of a tract of land recorded as Document No. 629805 at the Washington County Recorders office; thence North 58 degrees 48 minutes 30 seconds East along the southerly line of said Document No. 629805 a distance of 157.02 feet to an aluminum cap stamped JLM RLS #15835; thence North 01 degrees 12 minutes 06 seconds West along the East line of said Document No. 629805 a distance of 597.81 feet to an aluminum cap stamped JLM RLS #15835, said point also being 100.00 feet South of the North line of Government Lot 5, in Section 34, Township 30 North, Range 20 West; thence on a line 100.00 feet South of and parallel to said Northline of Government Lot 5 having a bearing of North 88 degrees 47 minutes 54 seconds East to the shoreline of Lake St. Croix; thence Southeasterly along said shoreline of Lake St. Croix to its intersection with the South line of Government Lot 3 in Section 2, Township 29 North, Range 20 West; thence Westerly along the south line of said Government Lot 3 on a bearing of South 88 degrees 48 minutes 16 seconds West a distance of 1683.27 feet, to a monument (found a 4 inch well casing) at the Southwest corner of said Government Lot 3, in Section 2; thence Westerly along the South line of Government Lot 2 in Section 2 on a bearing of South 88 degrees 48 minutes 16 seconds West a distance of 1320.00 feet to the point of beginning.

             EXCEPT:


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

             That part of the Northwest Quarter of the Northeast Quarter and Government Lot 1, both in Section 3, Township 29 North, Range 20 West and Government Lot 5 of Section 34, Township 30 North, Range 20 West, as shown as Parcel 63B on Minnesota Department of Transportation Right of Way Plat Numbered 82-78 as the same is on file and of record in the office of the Registrar of Titles in and for Washington County, Minnesota.
             EXCEPT:
             That part of the South Half of the Northeast Quarter of Section 3, Township 29 North; Range 20 West, shown as Parcel 63C on Minnesota Department of Transportation Right of Way Plat Numbered 82-79 as the same is on file and of record in the office of the Registrar of Titles in and for Washington County, Minnesota.

     LINE 0977 (TORRENS PORTION)

1.   Certificate No. 9905

     Lots One (1), Two (2), Eleven (11), and Twelve (12), Block Twelve (12) of OAK PARK, according to the map or plat thereof on file and of record in the office of the Registrar of Deeds in and for the County of Washington, State of Minnesota.

2.   Certificate No. 9903

     Lot Eleven (11), Block Seven (7) of OAK PARK, ACCORDING TO THE MAP OR PLAT THEREOF on file and of record in the office of the Register of Deeds in and for the County of Washington, Minnesota.

3.   Certificate No. 13428

     Lot Twelve (12), Block Seven (7), OAK PARK as surveyed and platted and now on file of record.

     OAK PARK SUBSTATION (TORRENS PORTION)

1.   Certificate No. 22331

     All that part of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty
     (20) West, lying West of a strip of land Thirty (30) feet wide running from North to South as described in that certain deed dated January 7, 1907, and recorded in Book 68 of Deeds on page 8, in the office of the Register of Deeds in and for the County of Washington, State of Minnesota, of the following described tract of land.

     Commencing at a point Five (5) rods and Three(3) links East of the Southwest corner of the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Three (3), Township Twenty-nine (29) North, Range Twenty
     (20) West; thence North Thirteen Degrees (13DEG.) West a distance of
     Four Hundred Eleven and Five Tenths (411.5) feet; thence North Seventy Seven Degrees (77DEG.) East a distance of One Hundred Eighty Three
     (183) feet to the point of beginning; thence continuing distance of One Hundred Fifty (150) feet; thence North Thirteen degrees (13DEG.) West a distance of Fifty (50) feet; thence South Seventy Seven Degrees
     (77DEG.) West a distance of One Hundred Fifty (150) feet; thence South Thirteen Degrees (13DEG.) East a distance of Fifty (50) feet to point of beginning.

     RED ROCK SERVICE CENTER (TORRENS PORTION)

1.   Certificate No. 18751

     Tract R, REGISTERED LAND SURVEY NO. 89, according to the plat thereof on file and of record in the office of the Registrar of Titles in and for Washington County, Minnesota.



2.   Certificate No. 18750

     Tract C, REGISTERED LAND SURVEY No. 89, according to the plant thereof on file and of record in the office of the Registrar of Titles in and for Washington County, Minnesota.



3.   Certificate No. 2930

     All that portion of the Southeast quarter of the Northeast quarter (SE1/4 of NE1/4) of Section number Twenty six (26), in Township number twenty eight (28) North, of Range number Twenty-two (22) West, which lies Westerly of the Right of Way of the Chicago, Milwaukee and St. Paul Railway Company, as laid out and maintained, excepting therefrom that part which lies southerly of that portion thereof taken by the State of Minnesota for highway purposes, and except that portion thereof taken by the State of Minnesota for highway purposes.

     RED ROCK SUBSTATION (TORRENS PORTION)

1.   Certificate No. 2929

     Lot number Two (2) of Section number Twenty six (26), in Township number Twenty-eight (28) North, of Range number Twenty-two (22) West, the same being a part of the property mentioned and set off with other property in the Decree of the District Court of Washington County, Minnesota, dated May 28-1888 a copy of which is recorded in the Office of the Register of Deeds of said County and State, in Book No. 25 of Deed, page 521 and following pages, comprising with Lot One (1) of said Section number Twenty-six (26), except the North Seven hundred twenty (720) feet of said Lot One (1), in Township and Range aforesaid, Tracts Nos. 13, 14, 15, 16, 17, and 18, as shown by a plat or diagram referred to in and recorded with said Decree marked Exhibit "A".

     Excepting therefrom the South Eight hundred twenty and nine-tenths (820.9) feet of said Lot umber Two (2).

     Except that part thereof taken by the State of Minnesota for high-way purposes.

2.   Certificate No, 2928

     All that portion of Lot number One (1) of Section number Twenty six (26), in Township number Twenty eight (28) North, of Range number Twenty two (22) West which lies South of a line Seven hundred twenty (720) feet south of and parallel with the North line of said Section, the same being a part of the property mentioned in and set off with other property in the Decree of the District Court of Washington, Minnesota, dated May 28-1888, a copy of which is recorded in the Office of the Register of Deeds of said County and State in Book 25 of Deeds, page 521, and following pages, same being a part of the tracts described as Nos. 13, 14, 15, 16, 17 and 18, as shown by a Plant or Diagram referred to in and recorded with said Decree, marked Exhibit "A".

                                WATONWAN COUNTY

     The following described real property, situate, lying and being in the County of Watonwan, to-wit:

                                    ABSTRACT

     ST. JAMES SUBSTATION

1. All that part of the Northeast Quarter of the Southeast Quarter of Section Fourteen (14), Township One Hundred Six (106), Range Thirty Two (32), described as follows, to-wit: Beginning at a point on the South line of the Right of

     Way of the Minneapolis & St. Louis Railway Company where said Right of Way crosses the west line of the Highway running north and south between Section Thirteen (13), and Fourteen (14), said Township and Range; running thence south on the west line of said highway, 100 feet; thence west at right angles, 50 feet; thence north at right angles to said right of way line; thence northeasterly along said right of way line to the place of beginning, in Watonwan County, Minnesota.

2. All that part of the Northeast Quarter of Southeast Quarter of Section 14, Township 106, Range 32, described as follows: Beginning at a point on the South line of Right of Way of the Minneapolis and St. Louis Railway Company
     61.6 feet Southwest of where said South line of Right of Way crosses the West line of Highway running North and South between Sections 13 and 14 of said Township and Range; running thence South parallel to the West line of said Highway and 50 feet West thereof a distance of 65 feet; thence West at right angles 40 feet; thence North at right angles to said railway right of way line; thence Northeast along said right of way line to place of beginning, Watonwan County, Minnesota.

     LINE 0714

1. Beginning at the Northeast corner of the Northwest Quarter (NW 1/4), Section Twenty Four (24), Township One Hundred Six (106) North, Range Thirty Three (33) West; thence continuing South a distance of Two Hundred Thirty Three (233) feet; thence West parallel with the North line of the above mentioned Section a distance of Two Hundred (200) feet; thence North and parallel with the East line a distance of Two Hundred Thirty Three
     (233) feet; thence East along the Section line a distance of Two Hundred
     (200) feet to the point of beginning.

     BUTTER FIELD SUBSTATION

1. The West One Hundred feet (100') of Block Twenty-seven (27), Armstrongs Addition to the Village of Butterfield, Minnesota.


                                   WINONA COUNTY

     The following described real property, situate, lying and being in the County of Winona, to-wit:

                                      ABSTRACT

     WINONA SERVICE CENTER

1. That part of Government Lot 5 and of the Southwest Quarter of the Southeast Quarter of Section 18, and of Government Lot 4 of Section 19, Township 107, Range 7, Winona County, Minnesota, described as follows:

             Commencing at the Southeast corner of said Section 18; thence West along the South line of said Section 18, a distance of
             676.50 feet to the Easterly line of 46th Avenue; thence at a deflection angle to the left of 52 Degrees 18 Minutes and Southwesterly along the Easterly line of 46th Avenue, a distance of 424.50 feet to the Southerly line of 9th Street; thence at a deflection angle to the right of 89 Degrees 42 Minutes and Westerly along the Southerly line of 9th Street, a distance of
             944.83 feet to the Northwest corner of Stehn's Subdivision; thence at a deflection angle to the left of 89 Degrees 42 Minutes and Southerly along the Westerly line of Stehn's Subdivision, a distance of 550.77 feet to the Northerly right-of-way line of Trunk Highway No. 61; thence at a deflection angle to the right of 83 Degrees 50 Minutes and Westerly along the Northerly right-of-way line of Trunk Highway No. 61, a distance of 870.30 feet to the point of beginning of the tract being described herein: thence at a deflection angle to the right of 91 Degrees 44 Minutes, and on a line hereinafter referred to as Line "A", a distance of 503.00 feet to the Southwest corner of the record plat of Peplinski-Wicka Subdivision; thence at a deflection angle to the right of 94 Degrees 16 Minutes and along the Southerly line of said Peplinski-Wicka Subdivision, a distance of 375.00 feet; thence Southwesterly and parallel with the afore described Line "A", to the Northerly right-of-way line of Trunk Highway No. 61; thence Westerly along the Northerly right-of-way line of Trunk Highway No. 61 to the point of beginning, containing 4.152 acres.

     GOODVIEW SUBSTATION

1. That Part of the Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4) and of the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4) of Section Eighteen (18), Township One Hundred Seven (107) North, of Range Seven (7), West of the Fifth Principal Meridian, Winona County, Minnesota, described as follows:

             Commencing at the intersection of the East line of the West
             Half of the Southeast Quarter (W 1/2 of SE 1/4) of said Section Eighteen (18) with the South right-of-way line of South State Aid Highway No. 32 (Sixth Street); thence Northwesterly along the Southerly right-of-way line of said Highway a distance of 1388.2 feet to the point of beginning of the parcel to be described; thence at a deflection angle to the left of 90DEG. a distance of 228 feet; thence at a deflection angle to the right of 90DEG. a distance of 192 feet; thence at a deflection angle to the right of 90DEG. a distance of 228 feet to the Southerly right-of-way line of County State Aid Highway No. 32; thence at a deflection angle to the right of 90DEG. and along the Southerly right-of-way line of County State Aid Highway No. 32 a distance of 192 feet, to the point of beginning.

     EAST WINONA SUBSTATION

1. That part of Government Lots 2 and 3 of Section 25, Township 107 North, of Range 7 West of the Fifth Principal Meridian, Winona County, Minnesota, bounded and described as follows:

             Commencing at the center of said Section 25; thence North 88DEG.52' East along the east and west centerline of said
             Section 25, a distance of 402.36 feet to the point of beginning of the parcel of land herein described; thence South 20DEG.15' West, a distance of 148.49 feet; thence South 00DEG.05'
             East a distance of 53.20 feet; thence South 69DEG.45' East, a distance of 50.00 feet; thence South 54DEG.16' East, a distance of 125.65 feet; thence North 20DEG.15' East, a distance of 229.80 feet to a point distant 50.00 feet southwesterly, measured at right angles, from the centerline of the main track of the Chicago and North Western Transportation Company (formerly the Chicago Street Western Railway Company), as said main track is now located; thence North 39DEG.14'
             West and parallel with the centerline of said main track of the Chicago and North Western Transportation Company, a distance of
             220.00 feet; thence South 20DEG.15' West, a distance of
             109.70 feet to the point of beginning.

     Excepting therefrom that part of the above described parcel lying southeasterly of a line 96.40 feet northwesterly of, measured at right angles to, and parallel with the northeasterly extension of the northwesterly line of 24th Street East in the City of Winona, Minnesota.

     ALTURA SUBSTATION

1. That part of the Southwest Quarter of the Southwest Quarter of the Southeast Quarter (SW 1/4, SW 1/4, SE 1/4) of Section Thirty-three (33), Township One Hundred Eight (108) North, Range Nine (9) West, Winona County described as commencing at the center of said Section 33, thence South along the Quarter Section line 2393.7 feet, thence deflect left at an angle of 90DEG. 28' a distance of 33.0 feet to an iron pipe monument being the point of beginning of the parcel to be described, thence continue on same bearing a distance of 208.7 feet to an iron monument, thence deflect to the right at an angle of 90DEG. 28' a distance of 221.7 feet to the north right of way line of County State Aid Highway 114, thence deflect to the right at an angle of 89DEG. 32' along the north right of way line of said County Highway a distance of 208.7 feet; thence deflect to the right at an angle of 90DEG. 28' on a line parallel with the Quarter
     Section line a distance of 221.7 feet to the point of beginning, containing
     1.00 acres more or less, together with all that part of the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of said Section 33 lying South and West of the above described parcel as being subject to public roadway easements.

                                    TORRENS

     WINONA SUBSTATION

1.   Certificate No 1938
     Beginning at the Southeasterly corner of Block 2, Laird's Addition to Winona; thence Northerly 526 feet, more or less, along the Easterly line of said Block 2 and the Northerly extension thereof to the Southerly shoreline of the Mississippi River; thence Westerly along the Southerly shoreline of said river to the intersection of said shoreline with the Northerly extension of the Westerly line of Block 1; Laird's Addition; then Southerly along said Northerly extension of, and along the Westerly line of said Block 1 441 feet more or less, to the Southwesterly corner of said Block 1; thence Easterly along the Southerly line of said Blocks 1 & 2 and extensions thereof to the point of beginning.

                                 WRIGHT COUNTY

     The following described real property, situate, lying and being in the County of Wright, to-wit:

                                   ABSTRACT

     CROW RIVER SUBSTATION

1. Commencing at a point three hundred thirty five and four tenths feet (335.4') East (E) of the West (W) quarter corner of Section Two, Township one hundred eighteen North, Range Twenty-five West (2-118-25); thence East
     (E), along the East-West quarter line, for a distance of three hundred twenty five feet (325'); thence South easterly (Sely), at an angle of one hundred fourteen degrees and two one hundreths minutes (114DEG.02'), for a distance of three hundred sixty feet (360'); thence West (W), at an angle of sixty five degrees and fifty eight minutes (65DEG.58'), for a distance of four hundred seventy one and sixty two one hundreths feet (471.62'); thence north, at an angle of ninety degrees (90DEG.), for a distance of three hundred twenty eight and seventy nine one hundreths feet (328.79') to the point of beginning. The above tract being a part of the Southwest quarter (SW1/4) of Section Two, Township one hundred eighteen North, Range Twenty-five West (2-118-25)

     COKATO SUBSTATION

1. Lot Number Fourteen (14) in Block Number Thirty One (31) in Jenks Addition to the Village of Cokato according to the duly recorded Plat of said Village now of Record in the office of the Register of Deeds in and for Wright County, Minnesota



     WAVERLY SUBSTATION

1. All of fractional Block Twenty-nine (29) in the Village of Waverly, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds in and for said Wright County, Minnesota.

             EXCEPT,

             That part of Block 29, Village of Waverly, shown as Parcel 17A on Minnesota Department of Transportation Right of Way Plat Numbered 86-47 as the same is on file and of record in the office of the County Recorder in and for Wright County, Minnesota.

     LINN STREET SUBSTATION

1. The South One (1) foot of the North Sixty-one (61) feet of Lots 1 & 2, Block 19 in the Townsite of Monticello according to a survey and plat on file and of record in the Office of the County Recorder, Wright County, Minnesota.

2.   The Northerly sixty (60) feet of Lots one (1) and two (2) of Block nineteen
     (19), in the Townsite of Monticello, according to a survey and plat thereof made by John O. Haven, on file and of record in the office of the Register of Deeds in and for said County:

     MAPLE LAKE SUBSTATION

1. The Easterly Two Hundred Sixty (260) feet of the following described property.

             Beginning at the West quarter corner of Section Six (6) in Township One Hundred Twenty (120) North of Range Twenty Six (26) West and running thence South on the section line Five Hundred Nineteen and Forty Seven Hundredths (519.47) feet to the North line of the right of way of the Soo Railroad Company; thence South Seventy Two Degrees Forty Nine Minutes (72DEG. 49')
             East along the North line of the said right of way to the East line of said Northwest Quarter (NW1/4) of the Southwest Quarter of said Section Six (6); thence North on the said East line Nine Hundred Thirty Four and Eighty Nine Hundredths (934.89) feet to the North line of and to the Northeast Corner of said Northwest Quarter (NW1/4) of Southwest Quarter (SW1/4); thence West Fifteen Hundred Twenty Two (1522) feet to the point of beginning, all being a part of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Six (6) inTownship One Hundred Twenty (120) of Range Twenty Six (26) lying and being North of the railroad right of way (except the part thereof taken for Trunk Highway 55 and 69.

     LAKE PULASKI SUBSTATION

1.   The North Four Hundred (400) feet of the West Three Hundred Thirty-three
     (333) feet of the Northwest Quarter (NW1/4) of the Southwest Quarter (SW1/4) of Section Twenty-three (23), Township One Hundred Twenty (120) North, Range Twenty-five (25) West, wright County, Minnesota.

     HOWARD LAKE SUBSTATION

1. All that part of Lots One (1) and Two (2), Block Seven (7) in the Village of Howard Lake, Minnesota, according to the duly recorded plat thereof on file and of record in the office of the Register of Deeds, included within and bounded as follows:

             Beginning at the Southwest corner of said Lot Two (2), Block Seven (7); thence North along the West line of said Lot Two (2) a distance of One hundred twenty (120) feet; thence at right angles East and parallel to the North line of said Lots One (1) and Two (2) a distance of One hundred twenty-four (124) feet, to the East line of said Lot one (1); thence South along the East line of said Lot One (1) to the Southeast corner of said Lot One
             (1); thence Northwesterly and along the Southerly side of said Lots One (1) and Two (2) to the point of beginning.

     DELANO SUBSTATION

1. All that part of Lot A of Knight's Addition to Delano, according to the plat thereof on file and of record in the office of the Register of Deeds in and for Wright County, Minnesota described as follows to wit:

             Beginning at the South East corner of Lot A, Knight's Addition to Delano, Minn., thence westerly along the south line of said Lot A 48.4 feet; thence to the right 75 degrees thirty-nine (39) feet; thence to the right 8 degrees thirty-six, three-tnths (36.3) feet: thence to the right 21 degrees thirty, five-tenths (30.5) feet: thence to the right 27 degrees 30 minutes forty
             (40) feet; thence to the right 23 degrees 30 minutes thirty three (33) feet to the North East corner of said Lot A; thence southerly along the east line of said Lot A, to the point of beginning.

     ANNANDALE SUBSTATION (ABSTRACT PORTION)

1. Beginning at the E1/4 corner of Section Thirty (30), Township One Hundred Twenty-one (121) North, Range Twenty-seven (27) West; thence south along the section line between Sections Twenty-nine (29) and Thirty (30) for a distance of 681.2 feet, thence turning an angle of Ninety Degrees (90DEG.) to the right for a distance of Thirty-three (33) feet to the point of beginning; thence south and parallel to the east line of Section Thirty (30) a distance of 151.7 feet, thence northwest and parallel to the right of way of Trunk Highway #55, a distance of 115.1 feet, thence north and parallel to east line of Section Thirty (30) a distance of 100.7 feet, thence turning an angle of Ninety Degrees (90DEG.) to the right for a distance of 100.0 feet to the point of beginning, containing 0.29 acres, subject to highway

     SOUTH HAVEN SUBSTATION

1.   All that part of lot six (6), Block ten (10), south of a line beginning ten
     (10) feet south of the Northwest corner of said lot, running in a Southeasterly direction to a point thirty-two and Seventy-five one hundredths (32 & 75/00) feet south of the said Northeast corner of said lot, all in the Village of South Haven, Minnesota, according to the plat thereof on file and of record in the Office of the Register of Deeds, of said County.

2. All that part of Lots six (6) and seven (7), in Block number ten (10), in the Village of South Haven, in the County of Wright, State of Minnesota, described as follows: Commencing at the southwest corner of Lot numbered seven (7) in Block numbered ten (10) in the Village of South Haven, Wright County, Minnesota, thence north twenty-two and seventy-five one hundredths (22.75) feet; thence southeasterly one hundred thirty and nine tenths (130.9) feet to the southeast corner of said Lot seven (7); thence south thirty-two and seventy-five one hundredths (32.75) feet; thence northwesterly one hundred thirty and nine tenths (130.9) feet to a point ten (10) feet south of said southwest corner of said Lot numbered seven
     (7); thence north ten (10) feet to the point of beginning.

     SHERCO PLANT SITE

1. The South 1/2 of the Southeast 1/4 of the Southwest 1/4; South 1/2 of the Southeast 1/4; North 1/2 of the Southeast 1/4; Government Lot 1; Government Lot 2 except the West 40 rods, all in Section 24, Township 122, Range 26,

2.   Government Lots 1 and 2, Section 19, Township 122, Range 25.

3.   All of Government Lot 2, Section 14, Township 122, Range 26

4. That part of Government Lot 1, Section 14, Township 122, Range 26 lying outside the boundary of Forest Bend according to the plat thereof on file and of record in the Office of the County Reorder

5. That part of the SE1/4 of the SE1/4, Section 14, Township 122, Range 26 lying outside the boundaries of Forest Bend and Forest Bend First Addition according to the plat thereof on file and of record in the Office of the County Recorder, subject to platted public and platted roadways.

6. That part of Government Lot 1, Section 13, Township 122, Range 26 lying Southwesterly of the Southwesterly boundary of Forest Bend First Addition according to the plat thereof on file and of record in the Office of the County Recorder.

7. That part of the NW1/4 of the NW1/4 and the SW1/4 of the NW1/4, Section 24, Township 122, Range 26, lying South, West, and Southwesterly of the South, West, and Southwesterly boundary of the Forest Bend First Addition and West of the 66 foot platted road in Forest Bend according to the plats thereof on file and of record in the Office of the County Recorder and lying Northeasterly of the centerline of the Township Road and extensions thereof said centerline described as follows:

             Commencing at the Northwest corner of said Section 24; thence South along the West line of said Section 24, 372.91 feet to the point of beginning; thence South 49DEG.14'50" East 109.33; thence South 46DEG.59'41" East 432.94 feet; thence South 44DEG.21'32" East 1238.66 feet to the West line of the 66 foot platted road of said Forest Bend.

8.   Government Lot 3 of Section 14, Township 122, Range 26, Wright County, MN.

9. The Southwest Quarter of the Northeast Quarter, in Section 14, Township 122, Range 26.

10.  The Southeast Quarter of Northwest Quarter; and Government Lots 3 and 4 in
     Section 14, Township 122, Range 26.

11. Lot 5, and the Southwest Quarter of the Northwest Quarter of Section 14, Township 122, Range 26, EXCEPT those parts thereof contained within the plat of Freemont Heights recorded August 5, 1958 at 10 o'clock A.M. as File No. 207979 in Book 5 of Plat, page 45 in the office of the Register of Deeds for Wright County, Minnesota, and also except those parts lying North of the following described "LINE A":

             Commencing at a point 66 feet East and 1787.1 feet North of the West One Quarter corner of said Section 14; thence North 390 feet to the edge of the public road as shown on the plat of Freemont Heights, according to plat of record; thence Northeasterly along the Southerly edge of said road, a distance of 847.7 feet; thence due East a distance of 500 feet, more or less to the 1/16th section line; thence South along the 1/16 section line, a distance of 602 feet to the point of beginning of "LINE A"; thence West a distance of 1286 feet more or less to the point a point of termination of said "LINE A", said point being on the East line of the platted public road.

10. The following described property in Forest Bend First Addition, according to the plat thereof on file and of record in the Office of the County
     Recorder:
     1)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12, Block 1

     2)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14, Block 2

13. The following described property in Forest Bend, according to the plat thereof on file and of record in the Office of the County Recorder:

     1)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10, Block 1
     2)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16, Block 2
     3)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12, Block 3
     4)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11, Block 4

     5)   Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13, Block 5

     6) The West half of Lot 4, all of Lots 5 and 6, 10, 11 and the Northwesterly1/2 of Lot 9, Block 6


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     7)   Lots 1, 2 and 3, 4 and 5, Block 7

     8)   Lots 1, 2 and 3, Block 8

     9)   Lots 1, 2 and 3, Block 9

     10)  Outlots A & B

     MONTROSE SUBSTATION

1. All that part of the South half of the Northeast Quarter (S1/2 of NE1/4) of Section Two (2), Township One hundred eighteen (118), Range Twenty six
     (26), included within and bounded as follows:

             Beginning at a point Thirty three (33) feet West of the East quarter corner of said Section Two (2); thence West along said quarter line a distance of One hundred fifty (150) feet; thence North at right angles to said quarter line a distance of One hundred (100) feet; thence East and parallel to said quarter line a distance of One hundred fifty (150) feet to the West line of public highway, also known as Trunk Highway #25; thence at right angles South and along the West line of said highway a distance of One hundred (100) feet to the point of beginning, containing Fifteen thousand (15000) square feet or approximately One third (1/3) acre.

     MONTICELLO SERVICE CENTER

1. Lot 4, Block 3, Oakwood Industrial Park, according to the recorded plat thereof, Wright County, Minnesota

             Except the east 215.72 feet thereof subject to easements of record and subject to following easements which are hereby retained in favor of the Grantor.

     MONTICELLO NUCLEAR PLANT

1.   All that part of the three following described tracts:

     a. That part of the southeast quarter of the southwest quarter (SE1/4 SW1/4) of section 33, township 122 north, range 25 west, lying easterly of the right of way of the Burlington Northern Inc.;

     b.      The southwest quarter of the southeast quarter (SW1/4 SE1/4) of section 33, township 122 north, range 25 west;

     c. That part of the northwest quarter of the northeast quarter (NW 1/4 NE 1/4) of section 4, township 121 north, range 25 west, lying northerly of the right of way of the Burlington Northern, Inc.;

     which lies southwesterly and southerly of a line run parallel with and distant 75 feet southwesterly and southerly of the following described line and northwesterly of Line A described below:

             From a point on the east line of said section 4, distant 2328.1 feet south of the northeast corner thereof, run northwesterly at an angle of 47DEG.26' from said east section line for 1758.1 feet; thence deflect to the right on a 2DEG.00' curve (delta angle 16DEG.40') having a length of 833.3 feet for 513.8 feet to the point of beginning of the line to be described; thence continuing northwesterly on said 2DEG.00' curve for
             319.5 feet; thence on tangent to said curve for 970 feet; thence deflect to the left on a 5DEG.00' curve (delta angle
             68DEG.00') for 1360 feet; thence on tangent to said curve for 200 feet and there terminating;

     Line A. Beginning at the point of beginning of the above described line;
             thence run southwesterly at right angles to said line for 150 feet and there terminating.


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

2. All that part of the NW1/4 of the NW1/4 of Section 4, Township 121, Range 25, excepting the property conveyed to the State of Minnesota by the Warranty Deed dated October 11, 1966, Recorded November 4, 1966, in Book 209 of Deeds, Page 492, File no. 243144, and subject to existing township road right of way.

3. All that part of the NE1/4 of the NE1/4 of Section 5, Township 121, Range 25 which lies northeasterly of the centerline of the township road, EXCEPTING that part described as follows:

             Commencing at the NW corner of said NE1/4 of the NE1/4; thence south along the west line of said NE1/4 of the NE1/4, a distance of 23.86 feet; thence southeasterly deflecting 40DEG.07'34" left, a distance of 44.54 feet to the actual point of beginning, said point being on the centerline of a township road; thence continue southwesterly along the last described course and said centerline, a distance of 801.91 feet; thence northeasterly deflecting 90DEG. left, a distance of 581.96 feet to the southerly right of way line of a tract of land deeded to the State of Minnesota for highway purposes; thence westerly along said southerly right of way line, a distance of 1003.15 feet to the point of beginning, containing 6.29 acres and subject to the right of way of said township road; also excepting that part conveyed to the State of Minnesota by Warranty Deed dated October 11, 1966, Recorded November 4, 1966 in Book 209 of Deeds, Page 492, File No. 243144; and subject to the existing right of said township road.

4. The northwest quarter of the northeast quarter of Section four (4), Township one hundred twenty-one (121) North, Range twenty-five (25) west; Government lot two (2) and west half of southeast quarter of Section thirty-three (33), Township one hundred twenty-two (122) North, Range twenty-five (25) West,

5. That part of Lot Four (4), Section Three (3), Township One Hundred Twenty One (121) North, Range Twenty Five (25) West, lying within One Hundred
     (100) feet of the high water line of the Mississippi River, measured at right angles thereto, EXCEPTING therefrom that portion thereof which lies within the following described tract:

             Beginning at the intersection of the North-South quarter line in said section with the South line of the aforesaid Government Lot 4; thence North Twenty Four degrees Forty Two minutes West (N 24DEG. 42' W) Three Hundred Eight and Four Tenths (308.4) feet; thence South Seventy degrees Nine minutes East (S
             70DEG. 09' E) Two Hundred Forty Nine and Four Tenths (249.4) feet; thence North Fifty One degrees Seven minutes East (N 51DEG. 07' E) Two Hundred Twenty Eight and One Tenth (228.1) feet more or less to the high water line of the Mississippi River; thence Southeasterly along said high water line to the South line of said Government Lot 4; thence West along said South line Five Hundred Eighty Eight (588) feet more or less to the place of beginning,

6. All that part of SE1/4 of the SE1/4 of Section 32, Township 122, Range 25 which lies Southwesterly of the Burlington Northern Railroad Right of Way, formerly the Minneapolis and Northwestern Railroad Company and the Great Northern Railroad Company, and Northeasterly of the Northeasterly Interstate Highway No. 94 Right of Way line as defined the Warranty Deed to the State of Minnesota dated October 19, 1996, Recorded November 4, 1966 in Book 209 of Deeds, page 467, File No. 243134.

7. All that part of the SW1/4 of the SW1/4 of Section 33, Township 122, Range 25, which lies South of the following described line, to-wit: Beginning at a point on the West line of said Section 33, a distance of 683.9 feet North of the Southwest corner thereof; thence Southeasterly at an angle of 43DEG. 40' with said West section line a distance of 203.4 feet; thence deflect to the left on a 5DEG. curve, delta angle 60DEG. a distance of 1200 feet; thence on a tangent to said curve a distance of 150 feet and there terminating; and ALSO that part of said SW1/4 of SW1/4 which lies Northerly and Easterly of the property conveyed to the State of Minnesota by the Warranty Deed dated October 19, 1966, Recorded November 4, 1966, in Book 209 of Deeds, Page 467, File No. 243134.

8. All that part of the SE 1/4 of the SE 1/4 of Section 32, Township 122, Range 25 which lies southwesterly of the southwesterly Interstate Highway No. 94 Right of Way line as defined in the Warranty Deed to the State of Minnesota dated October 19, 1966, Recorded November 4, 1966 in Book 209 of Deeds, page 467, File No. 243134, except the following:

             A tract of land in the SE 1/4 of the SE 1/4, Section 32, Township 122, Range 25 described as follows: Commencing at the Southwest corner of said SE 1/4 of the SE 1/4 of Section 32, thence North on the West line of said SE 1/4 of the SE 1/4, 590 feet to the point of beginning of tract to be described; thence continue North on said West line, 208 feet; thence East on a line parallel to the South line of said SE 1/4 of the SE 1/4, 208 feet; thence South on a line parallel to the West line of said SE 1/4 of the SE 1/4, 208 feet; thence West on a line parallel to the South line of said SE 1/4 of the SE 1/4, 208 feet to the point of beginning. With an easement of egress and ingress on the following described tract in the SE 1/4 of the SE 1/4 of said Section 32 described as follows:

             Commencing at the Southwest corner of said SE 1/4 of the SE 1/4; thence North on the West line of said SE 1/4 of the SE 1/4, 590 feet; thence East on a line parallel to the South line, 50 feet; thence South on a line parallel to the West line, 590 feet to the South line of said SE 1/4 of the SE 1/4; thence West 50 feet to the point of beginning.

9. That part of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Thirty-two (32), Township One Hundred Twenty-two (122), Range Twenty-five (25), lying North of the Great Northern Railroad Company right of way, and that part of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Thirty-three (33), Township One Hundred and Twenty-two (122), Range Twenty-five (25), lying Northerly of the Great Northern Railroad Company right of way.

10. That part of the Southeast Quarter of the Southeast Quarter and Southwest Quarter of the Northwest Quarter and Government Lots 1, 2, 3 and 4 of
     Section 32, Government Lot 1 and the Northwest Quarter of the Northeast Quarter of Section 31, and Government Lots 3 and 4 of Section 30 all in Township 122, Range 25, Wright County, Minnesota which lies 50.00 feet on either side of the following described line:

             Commencing at the Southeast corner of said Southeast Quarter of the Southeast Quarter of said Section 32; thence on an assumed bearing of North 1DEG. 13' 38" West, along the east line of said Southeast Quarter of the Southeast Quarter a distance of 1176.66 feet to the Point of Beginning of the line to be described; thence North 59DEG. 34' 37" West a distance of 2680.03 feet; thence 453.30 feet Northwesterly on a tangential 0DEG. 30' 00" curve, concave Northerly, having a central angle of 2DEG. 16' 00"; thence North 57DEG. 18' 37" West tangent to said curve a distance of 2983.49 feet to the west line of said Section 32; thence continue North 57DEG. 18'
             37" West a distance of 1817.60 feet to the north line of said
             Section 31; thence continue North 57DEG. 18' 37" West a distance of 1900.60 feet to the southerly extension of the east line of Lot 4, Block 2, SCHLEIF'S TERRANCE, according to the plat thereof, and said line there terminating the side limits of said parcel shall terminate on said southerly extension of the east line of said Lot 4 and the east line of said Southeast Quarter of the Southeast Quarter of Section 32.

11. The NE1/4 of the NW1/4 of Section 4, Township 121, Range 25 excepting Rail-road Right of Way as described in the Warranty Deed to the Minneapolis and Northwestern Railroad Company dated July 27, 1881, recorded August 11, 1881, in Book 2 of Deeds, Page 547 and State Highway Right of Way as described in the Warranty Deed to the State of Minnesota dated August 24, 1966, recorded October 6, 1966, in Book 209 of Deeds, Page 127, File No. 242697.

12.  That part of the SW1/4 of SW1/4 of Section 33-122-25 described as follows:

             Commencing at the SW corner of Section 33; thence North along the section line 879.6 ft. to the North right of way line of Trunk Hwy. 152 for a point of beginning of herein described tract; thence continuing North along said section line 222.0 ft. to the South right of way line of the Great Northern Railway; thence Southeasterly along the right of way line 443.76 ft.; thence deflect right 82DEG. 11', 293.0 ft. to the North line of said Trunk Hwy. 152; thence Northwesterly 383.65 ft. more or less to the point of beginning.

13. That part of the Southwest Quarter of the Southwest Quarter of Section 33, Township 122, Range 25, described as follows:

             Commencing at the Southwest corner of Section 33; thence north along the section line 1101.6 feet to the south right of way line of the Great Northern Railway; thence southeasterly along said right of way line 443.76 feet to a point of beginning of herein described tract; thence continuing southeasterly along said railroad line 149.07 feet; thence deflect right 83DEG.14', distant 321.3 feet to the north right of way line of Trunk Highway 152; thence northwesterly a chord distance of
             150.0 feet; thence deflect right 66DEG.54', distant 293.0 feet more or less, to the point of beginning.

14. That part of the SW1/4 SW1/4 Section 33, Township 122, Range 25, Wright County, Minnesota described as follows:

             Beginning at the intersection of the southerly right of way line of the Great Northern Railroad and a line drawn parallel with and distant 650 feet east of the west line of said SW1/4 SW1/4; thence continue south along said parallel line a distance of
             361.10 feet to the northerly right of way of Minnesota Trunk Highway #152; thence easterly along said northerly right of way a distance of 643.16 feet to the southerly right of way of the Great Northern Railroad; thence northwesterly along said right of way a distance of 740.20 feet to the point of beginning.

15. All that part of lots one (1) and two (2) in Section thirty (30), Township one hundred twenty-two (122) North, Range twenty-five (25) West, described as follows, to-wit:

             Commencing at a point on the south line of said lot two (2), two thousand one hundred (2,100) feet east of the quarter section corner on the west side of said Section thirty (30), said quarter section corner being the southwest corner of said lot two (2), running thence north thirty-one degrees fifty-three minutes (31DEG. 53') west one thousand five (1005) feet;
             thence north twenty-seven degrees nineteen minutes (27DEG.
             19') west six hundred ninety-one (691) feet; thence north eighteen degrees (18DEG.) West seven hundred twenty (720) feet; thence north thirteen degrees nineteen minutes (13DEG. 19') west four hundred forty-one and seven-tenths (441.7) feet to a point on the north line of said Section thirty (30), eight hundred seventy-five and four-tenths (875.4) feet east of the northwest corner of said Section thirty (30); thence east along said north line of said Section thirty (30) to low water mark on the Mississippi River; thence southeasterly along said low water mark to the south line of said lot two (2), and thence west along said south line to the point of beginning.

16. That part of Lot 4, Section 30, Township 122, Range 25, Wright County, Minnesota, described as follows:

             Beginning at an iron stake on the South line of said Lot 4, a distance of 2085 feet East of the Southwest corner of said Lot 4, thence North 20DEG. 13' West, a distance of 554.5 feet to an iron stake; thence North 51DEG. 59' West, a distance of
             695.9 feet to an iron stake; thence North 59DEG. 30' West, a distance of 489.2 feet to an iron stake, thence North 50DEG.
             03' West, a distance of 350 feet to an iron stake on the North line of said Lot 4, thence West along the North line of said Lot 4 a distance of 598 feet to the Northwest corner of said Lot 4; thence South along the West line of said Lot 4 to the intersection of said West line with the Easterly boundary line of the Great Northern Railway right of way; thence Southeasterly along said Easterly right of way line of said Great Northern Railway to its intersection with the South line of said Lot 4; thence East along the South line of said Lot 4 to the place of beginning.

17. All that part of Lot 1, Section 31, Township 122, Range 25, described as follows:

             Beginning at a point on the Section line on the East side of said Section 31 a distance of 4745.5 feet North of the SE corner of said Section 31, thence North 61DEG. 43' West, a distance of 311.7 feet to an iron stake, thence North 37DEG. 46' West, a distance of 489.7 feet, to a point on the North line of said Lot 1, a distance of 2085 feet East of the NW corner of the NW1/4 of the NE1/4 of said Section 31, thence West along the North line of said Lot 1, to the NW corner of said Lot 1, thence South along the West line of said Lot 1 to the intersection of said West line with the Easterly line of the right of way of the Great Northern Railway, thence Southeasterly along said Easterly right of way line of said Great Northern Railway to the East line of said Lot 1, thence North along said East line of said Lot 1 to the place of beginning.

18. All that part of Govt. Lot 3, Section 32, Township 122, Range 25, described as follows:

             Begin at a point on the East line of said Lot 3 a distance of 58 feet North of the Southeast corner of said Lot 3; thence North 56DEG.20' West and parallel to the Easterly boundary line of the G.N. Railway right of way, a distance of 583.4 feet to an iron stake; thence North 48DEG.46' West a distance of 692.9 feet to an iron stake; thence North 31DEG.21' West a distance of 556.6 feet to an iron stake set at the Southeast corner of Lot 4 in said Section 32; thence South on the West line of said Lot 3, to the intersection of said West line with the Easterly line of right of way of G.N. Railway and thence Southeasterly along said Easterly right of way line of said G.N. Railway to the place of beginning.

19. All that part of Govt. Lot 4, Section 32, Township 122, Range 25, described as follows:

             Begin at the Southeast corner of said Lot 4; thence North 53DEG.54' West a distance of 433 feet to an iron stake;
             thence North 54DEG.51' West a distance of 705.7 feet to an iron stake; thence North 70DEG.53' West a distance of 428.8 feet to an iron stake on the Section line on the West side of said Lot 4 at a point 4745.5 feet North of the Southwest corner of said Section 32; thence South along said Section line to its intersection with the Easterly boundary line of the G.N. Railway right of way; thence in a Southeasterly direction along the said Easterly boundary line of the G.N. Railway right of way to its intersection with the South line of said Lot 4; thence East along the South line of said Lot 4 to the place of beginning.

20. All that part of SW1/4 of NW1/4 of Section 32, Township 122, Range 25, described as follows:

             Begin at the Northeast corner of said SW1/4 of NW1/4, Section 32; thence South along the East line of said SW1/4 of NW1/4 to its intersection with the Easterly boundary line of the G.N. Railway right of way; thence in a Northwesterly direction along the said Easterly boundary line of the G.N. Railway right of way to the North line of said SW1/4 of NW1/4 ; thence East along the North line of said SW1/4 of NW1/4 to the place of beginning, containing 3.85 acres.

21.  Government Lot 4 in Section 33, Township 122 North, Range 25 West;

22.  The Northwest Quarter (NW 1/4 ) of the Southwest Quarter (SW 1/4 ) of
     Section 33, Township 122 North, Range 25 West.

23.  All that part of Government Lots One (1) and Two (2), Section Thirty-two
     (32), Township One Hundred Twenty-two (122) North, Range Twenty-five (25) West lying Northeasterly of the Northeasterly right of way line of the Great Northern Railway Company, and that part of said Government Lots One
     (1) and Two (2) lying Southwesterly of a line drawn parallel with and distant One Hundred Eighty-four (184) feet Southwesterly of the following described line and extensions thereof:

             Beginning at a point on the West line of the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Four (4), Township One Hundred Twenty-one (121) North, Range Twenty-five
             (25) West, distant 738 feet South of the Northwest corner of said quarter quarter; thence run Northwesterly at an angle of 48DEG. 03' with the West line of said quarter quarter for
             327.6 feet; thence deflect to the right on a 0DEG. 30' curve

             (delta angle 9DEG. 29') for 1896.7 feet; thence on tangent to said curve for 4587.1 feet; thence deflect to the left on a 2DEG. 00' curve (delta angle 15DEG. 00') for 750 feet; thence on tangent to said curve for 1839.9 feet.

24. The East Half of the Southwest Quarter and Lot Three (3) of Section Thirty-Three (33), Township One Hundred Twenty-two (122) North, Range Twenty-five (25) West (excepting the railroad right-of-way across the southeast Quarter of said Section Thirty-three (33) conveyed to the Minneapolis & Northwestern Railroad Company by deed recorded in Book 2 of Deeds, page 547, in the office of the Register of Deeds of said Wright County, which said right-of-way is now operated by the Great Northern Railway Company, and containing One Hundred Twelve and Five-hundredths (112.05) acres, more or less.

25. Lot one (1) and the north thirty-four (34) rods of the southeast quarter of the southeast quarter of Section thirty-three (33). Township one hundred twenty-two (122) North, Range twenty-five (25) West, containing sixty-five
     (65) acres, according to government survey thereof.

26. Government lot two (2) of Section thirty-three (33), Township one-hundred twenty-two (122) North, Range twenty-five (25) West.

27. All that part of Government Lot Three (3), Section Thirty (30), Township One Hundred Twenty-two (122), Range Twenty-five (25), described as follows:

             Beginning at an iron stake on the South line of said Lot Three
             (3), Five Hundred and Ninety-eight (598) feet East of the Northwest corner of Lot Four (4) in said Section Thirty (30); thence North Fifty (50) degrees, three-hundredths (.03) Minutes West, a distance of Four Hundred and Forty-seven and three-tenths (447.3) feet to an iron stake thence North Forty-five (45) degrees, eight-hundredths (.08) Minutes West, a distance of Three Hundred and Forty-(340) feet, to an iron stake set a distance of Five Hundred and Fourteen (514) feet, directly North of the said Northwest corner of said Lot Four (4) in said Section Thirty (30), thence North to the low water mark on the Mississippi River, thence Southeasterly along said low water mark to the intersection of said low water mark with the South line of said Lot Three (3), thence West along the South line of said

28. All that part of Government Lot Four (4), Section Thirty (30), Township One Hundred Twenty-two (122), Range Twenty-five (25), described as follows:

             Beginning at an iron stake on the South line of said Lot Four
             (4) a distance of Two Thousand Eighty-five (2085) feet East of the Southwest corner of said Lot Four (4), thence North Twenty
             (20) Degrees, Thirteen (13) Minutes West, a distance of Five Hundred Fifty-four and five-tenths (554.5) feet, to an iron stake, thence North Fifty-one (51) Degrees, Fifty-nine (59) Minutes, West, a distance of Six Hundred Ninety-five and Nine-tenths (695.9) feet to an iron stake; thence North Fifty-nine (59) Degrees, Thirty (30) Minutes West, a distance of Four Hundred Eighty-nine and Two-tenths (489.2) feet to an iron stake; thence North Fifty (50) Degrees and Three-hundredths (.03) Minutes, West, a distance of Three Hundred and Fifty (350) feet to an iron stake on the North line of said Lot Four (4); thence East on the North line of said Lot Four (4) to low water mark on the Mississippi river; thence Southeasterly along said low water mark to the intersection of said low water mark with the South line of said Lot Four (4), thence West along the South line of said Lot Four (4) to place of beginning, containing Nine and Thirty-five hundredths (9.35) acres.

29. All that part of Government Lot One (1), Section Thirty-one (31), Township One Hundred Twenty-two (122), Range Twenty-five (25), described as follows:

             Beginning at a point on the section line of the East side of said section Thirty-one (31), a distance of Forty-seven Hundred Forty-five and Five-tenths (4745.5) feet North of the Southeast corner of said Section Thirty-one (31), thence North Sixty-one
             (61) Degrees, Forty-three (43) Minutes West, a distance of Three Hundred Eleven and Seven-tenths (311.7) feet to an iron stake, thence North Thirty-seven (37) Degrees, Forty-six (46) Minutes West, a distance of Four Hundred Eighty-nine and Seven-tenths (489.7) feet to a point on the North line of said Lot One (1) a distance of Two Thousand Eighty-five (2085) feet East of the Northwest corner of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of said section Thirty-one (31), thence East along the North line of said Lot One (1) to low water mark on the Mississippi River, thence Southeasterly along said low water mark to the intersection of said low water mark with the East line of said Lot One (1), thence South along the East line of said Lot One (1), to the place of beginning, containing Three and Fifty-three (3.53) acres.

30. All that part of Government Lot Three (3), Section Thirty-two (32), Township One Hundred Twenty-two (122), Range Twenty-five (25), described as follows:

             Beginning at a point on the East line of said Lot Three (3), a distance of Fifty-eight (58) feet North of the Southeast corner of said Lot Three (3); thence North Fifty-six (56) Degrees Twenty (20) Minutes West and parallel to the Easterly boundary line of the Great Northern Railway right of way, a distance of Five Hundred Eighty-three and Four tenths (583.4) feet, to an iron stake; thence North Forty-eight (48) Degrees, Forty-six
             (46) Minutes West, a distance of Six Hundred Ninety-two and Nine-tenths (692.9) feet to an iron stake; thence North Thirty-one (31) Degrees, Twenty-one (21) Minutes West, a distance of Five Hundred Fifty-six and Six-tenths (556.6) feet to an iron stake set at the Southeast corner of Lot Four (4) in said Section Thirty-two (32), thence North on the line dividing lots Three and Four (3 and 4) to low water mark on the Mississippi River, thence Southeasterly along said low water mark to the intersection of said Low water mark with the East line of said Lot Three (3), and thence South along the East line of said Lot Three (3), to the place of beginning, containing Eleven and fifty-hundredths (11.50) acres.

31. All that part of Government Lot Four (4), Section Thirty-two (32), Township One Hundred Twenty-two (122), Range Twenty-five (25), described as follows:

             Beginning at the Southeast corner of said Lot Four (4); thence North, Fifty-three (53) Degrees Fifty-four (54) Minutes West, a distance of Four Hundred and Thirty-three (433) feet, to an iron stake; thence North, Fifty-four (54) Degrees, Fifty-one (51) Minutes, West, a distance of Seven Hundred Five and Seven-tenths (705.7) feet to an iron stake; thence North, Seventy- (70) Degrees, Fifty-three (53) Minutes West, a distance of Four Hundred and Twenty-eight and Eight-tenths (428.8) feet to an iron stake on the section line on the West side of said Lot Four
             (4); at a point Forty-seven Hundred Forty-five and five tenths (4745.5) feet North of the Southwest corner of said Section Thirty-two (32); thence North on said Section line to the low water mark on the Mississippi River; thence Southeasterly along said low water mark to the intersection of said Low water mark with the East line of said Lot Four (4) and thence South along the East line of said Lot Four (4) to the place of beginning, containing Eight and twenty-hundredths (8.20) acres.

     NON OPERATING PROPERTY

1. The East 1/2 of Lot 3, Section 30, Township 122 North, Range 25 West, also described as all that part of said Lot 3 which lies East of the following described line:

             Beginning at a point on the North line of said Lot 3 a distance of 1552 feet East of the West line of said Section 30, thence South 40 Degrees 28 Minutes East to a point on the South line of said Lot 3, said point being the Northwest corner of Lot 4, all being in Section 30, Township 122 North, Range 25 West.

                                     TORRENS

   ANNANDALE SUBSTATION (TORRENS PORTION)

1.   Certificate No. 1143

     Lot B and South 37.85 feet of Lot Thirteen, Block Three, in Mackereth's Addition to Annandale, according to the plat thereof on file and of record in the office of Register of Deeds in and for Wright County, Minnesota. Said plat having been filed on May 10, 1961, at 4 o'clock P.M. as file no. 219106, subject to easements of record.


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                          YELLOW MEDICINE COUNTY

     The following described real property, situate, lying and being in the County of Yellow Medicine, to-wit:

                                 ABSTRACT

     WOOD LAKE SUBSTATION

1. All that part of Government Lot 6, Section 3, Township 113 North, Range 39 West described as follows:

             Commencing at the Southwest corner of said Section 3; thence north 594.7 feet along the West line of said Section 3; thence east 50 feet at a right angle to said West line of said Section 3 to the actual point of beginning of the land being conveyed; thence southeasterly 228 feet to a point 50 feet north of the center line of S.A.R. 1 as said S.A.R. 1 is now laid out and traveled; thence westerly 88 feet on a line parallel to and 50 feet northerly of the center line of said S.A.R. 1; thence northwesterly 113 feet to a point 50 feet east of the West line of said Section 3; thence northerly 64.8 feet on a line parallel to and 50 feet easterly of the west line of said Section 3 to the point of beginning.

     HAZEL RUN SUBSTATION

1. That part of the Northeast Quarter of Northeast Quarter (NE1/4 NE 1/4) of Section Twenty-six (26) township One Hundred Fifteen (115) North, Range Forty (40) West, beginning at a point One Hundred Thirty-three (133) feet South and Seventy-five (75) feet West of the Northeast corner of Section Twenty-six (26), thence South Fifty (50) feet, thence West Fifty (50) feet, thence North approximately One Hundred (100) feet to right of way of County Aid Road No. 3, thence Southeasterly approximately Seventy (70) feet to point of beginning, containing approximately .116 acres.

     HANLEY FALLS SUBSTATION

1. Beginning at a point on the west right of way line of Trunk Highway No. 23, and the south edge of Second Street North extended, this point being three hundred-forty feet (340 ft.) north and seventy-five feet (75 ft.) west of the Southeast corner of the Northeast quarter of the Southeast quarter (NE1/4 of SE1/4), of Section Eleven (1l), Township One Hundred Fourteen
     (114), North Range Forty (40), West; thence North along the edge of highway one hundred fifty feet (150 ft.); thence west one hundred feet (100 ft.); thence south one hundred fifty feet (150 ft.); thence east One hundred feet (100 ft.) to the point of beginning, and containing approximately one-third (1/3) acre.

     CLARKFIELD SUBSTATION

1. That part of the Northwest Quarter of Northwest Quarter (NW1/4 NW1/4) of Section Twelve (12), Township One Hundred Fifteen (115) North, Range Forty
     (40) West; beginning at a point Thirty-three (33) feet South and One Hundred Seventy (170) feet East of the Northwest corner of Section Twelve
     (12), thence East One Hundred Fifty (150) feet, thence South at right angles Sixty (60) feet, thence West to right of way of Trunk Highway #67, thence North, Northeasterly along said Trunk Highway to point of beginning.

     MINNESOTA VALLEY STEAM PLANT

1. All those tracts or parcels of land lying and being in the County of Yellow Medicine and State of Minnesota, described as follows, to-wit:

             Commencing at a point North seventy-seven and one-half (77 1/2) degrees East seven hundred forty-seven (747) feet from the southwest corner of Section one (1), Township one hundred fifteen (115), Range thirty-nine (39) in Yellow Medicine County, Minnesota, thence North sixty-two (62)


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             degrees East two hundred fifty-six (256) feet to the South bank of the Minnesota River, thence up said bank of the Minnesota River to a point North forty-five (45) degrees West of the place of beginning, thence South forty-five (45) degrees East five hundred twenty (520) feet to the place of beginning, containing two and fifty-hundredths (2.50) acres, more or less.

     ECHO SUBSTATION

1. That part of the Northwest (NW) quarter of Section Ten (10), Township One Hundred thirteen (113), Range Thirty-eight (38) described by metes and bounds as follows: Beginning at the Northwest (NW) corner of the said Section Ten (10) runs thence East (E) along the centerline of State Aid Road No. 1, a distance of 1140 feet to the East (E) line of the 4th Street extended, thence South (S) at right angles 50 feet to the point, which point is the point of beginning of the tract herein conveyed; thence south fifty (50) feet, thence East (E) 60 feet, thence North (N) 50 feet to the right-of-way of State Aid Road No. 1, thence West (W) along the right-of-way of State Aid Road No. 1 60 feet to the point of beginning.


                     PROPERTIES IN THE STATE OF NORTH DAKOTA

                                 CASS COUNTY

     The following described real property, situate, lying and being in the County of Cass, to-wit:

     BARNES SUBSTATION

1. Starting at the Northwest corner of the Northeast Quarter (NE1/4) Section Twenty-four (24), Township One Hundred Thirty-nine (139) North, Range Forty-nine (49) West as the point of beginning. Thence continuing Southerly a distance of Two Hundred Seventy-five (275) feet, thence Easterly and parallel with section line a distance of One Hundred (100) feet, thence Northerly a distance of Two Hundred Seventy-five (275) feet, thence Westerly a distance of One Hundred (100) feet to the corner which is the point of beginning.

     CASS COUNTY SUBSTATION

1. Lots Seven (7) and Eight (8) of Porritt's Subdivision of a part of the North Half (N1/2) of Section Ten (10), in Township One Hundred Thirty Nine
     (139), Range Forty Nine (49), Cass County, North Dakota, according to the certified plat thereof on file in the Cass County Register of Deed's Office,

             EXCEPT:
             The East 280 feet of Lot Seven (7) in Porritt's Subdivision of a portion of the North Half (N1/2) of Section Ten (10), Township One Hundred Thirty-nine (139), Range Forty-nine (49), Cass County, North Dakota.

     FARGO PROPANE PEAKING PLANT

1. Block 27, Beardsley's Addition to the city of Fargo, North Dakota. The south 25 feet of Lot 13; Lot 14, including the North 1/2 of vacated 8th Avenue North; Lot 15, less the West 23 1/2 feet, including the North 1/2 of vacated 8th Avenue North; the South 25 feet of Lot 16, less the West 23 1/2 feet.

     FARGO SERVICE CENTER


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

1. Lots 1, 2, 3 and 4, except the East 23 1/2 feet thereof, Lots 25, 26, 27 and 28, Block 28, including vacated alley in Block 28 adjacent to and abutting upon said property, Beardsley's Addition to the city of Fargo;

2. Lots 1, 2, 3 and 4, and Lots 25, 26, 27 and 28, Block 29, including the vacated alley abutting and adjacent upon said property, Beardsley's Addition to the city of Fargo;

3. All of Block 13, except Lots 1 and 2 thereof, Beardsley's Addition to the city of Fargo, including the vacated alley abutting upon and adjacent to said property;

4. All of Block 12, including the vacated alley abutting upon and adjacent to said property, Beardsley's Addition to the city of Fargo;

5. Also included is vacated 23rd Street North from the south line of Great Northern Drive to a point 190 feet south of the south line of 10th Avenue North; the East 1/2 of vacated 24th Street North from the south line of Great Northern Drive to a point 190 feet south of the south line of vacated 10th Avenue North; all of vacated 10th Avenue North from the center line of vacated 24th Street North, east to a point 23 1/2 feet west of the west line of 22nd Street North; all according to the certified plat or plats thereof, on file and of record in the office of the Register of Deeds, Cass County, North Dakota.

     LINE 0839

1.   The West One Hundred Eighty (180) Feet of the West Two Hundred Ninety-six
     (296) Feet of that portion of the Southwest Quarter of the Southeast Quarter (SW1/4 of SE1/4) of Section Three (3) in Township One Hundred Thirty-nine (139) North of Range Forty-nine (49) West of the Fifth Principal Meridian situated and lying South of the south line of the Right-of-Way of the Northern Pacific Railway and North of the South line of said Southeast Quarter (SE1/4) of Section Three (3) Township One Hundred Thirty-nine (139) North of Range Forty-nine (49) West, excepting such portion thereof heretofore conveyed to Cass County, North Dakota, for public Highway by Deed recorded in Book "150" of Deeds Page 19, and subject to any Public Highways now existing upon said premises, containing approximately 3.0 acres.

     MAPLETON N.D. GAS REGULATOR STATION

1. That part of Lot 12 of Arndts-Devener Subdivision to the City of Fargo, Cass County, North Dakota, described as follows: Commencing at the Southwest Corner of said Lot 12, thence on an assumed bearing of South 88 degrees 40 minutes 51 seconds East along the south line of said Lot 12, for a distance of 260.14 feet to the point of beginning; thence North 00 degrees 08 minutes 53 seconds West 175.96 feet; thence South 88 degrees 40 minutes 51 seconds East 247.56 feet; thence South 00 degrees 08 minutes 53 seconds East 175.96 feet; thence North 88 degrees 40 minutes 51 seconds West along the south line of said Lot 12, for a distance of 247.56 feet to the point of beginning. Containing one acre more or less and subject to any existing easements.

     NORTH BROADWAY SUBSTATION

1. Commencing at the southeast corner of the South half (S1/2) of the Southwest quarter (SW1/4) of the Southwest quarter (SW1/4) of the Southwest quarter (SW1/4) of Section thirty (30), in Township one hundred forty (140) North of Range forty-eight (48) West of the 5th P.M.; thence east along the south line of said Section thirty (30), a distance of 100 feet; thence due north 183 feet; thence due west 100 feet; thence due south along the east line of said SW1/4 of the SW1/4 of the SW1/4 of said Section 30 to the place of beginning, subject to easement for highway over the south 33 feet of said tract.

     RED RIVER SUBSTATION

1.   Lot 5, Plat of MNPF Subdivision to the City of Fargo.


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

     SHEYENNE SUBSTATION

1. Lot 1, Block 1, Sheyenne Substation Subdivision in the NW1/4 of Section 27, Township 138 North, Range 49 West, 5th P.M.

             Except that part beginning at a point a distance of 166.0 feet east of the northwest corner of said NW1/4; thence running west along the north line of said NW1/4 a distance of 166.0 feet, thence south along the west line of said NW1/4 a distance of
             166.0 feet, thence northeasterly to the point of beginning, excepting all that portion dedicated for right of way lying within 50 feet of the section lines. Said tract is shown on the plat as Parcel 1A-5 on ND Department of Transportation right of way plat for highway Project IR-094-8(116)347 and contains 0.05 acres.

     WOODROW SUBSTATION

1. Lot 22, Block 7, Reeve's Addition to Fargo, Cass County, North Dakota, according to the plat thereof on file and of record in the office of the Register of Deeds in and for said County.

2. Lot Twenty-one (21), Block Seven (7), Reeves Addition to the City of Fargo, Cass County, North Dakota, according to the certified plat thereof on file and of record in the office of the Register of Deeds in and for said County and State

                               GRAND FORKS COUNTY

     The following described real property, situate, lying and being in the County of Grand Forks, to-wit:

     GATEWAY SUBSTATION

1. Lots Twenty-four (24), Twenty-six (26), Twenty-eight (28), Thirty (30), Thirty-two (32), Lots Eighteen (18), Twenty (20), and Twenty-two (22), in Block Fifty-two (52), Alexander and Ives' Addition to Grand Forks.

     GRAND FORKS GAS REGULATOR STATION

1. Lot 3, Block 1 and Lot 2, Block 2, NSP and Pillsbury Industrial Park Resubdivision.

     GRAND FORKS PROPANE PLANT

1.   Lot 1 Block 1, NSP and Pillsbury Industrial Park Second Resubdivision

     GRAND FORKS GAS PLANT & POLE YARD & GARAGE

1. All of Block Thirty-two (32) of Holes' Central Addition to Grand Forks, D.T. (now State of North Dakota) according to the certified map or plat thereof on file and of record in the office of the Register of Deeds in and for said County and State.

2. Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10), and Eleven (11), in Block Thirty-three (33) and Lots Thirteen (13), Fourteen (14), Fifteen (15), Sixteen (16), Seventeen (17), Eighteen (18), Nineteen (19), Twenty (20), Twenty-one (21), Twenty-two (22), Twenty-three (23) and Twenty-four (24), in Block Twenty-five (25) all in Holes' Central Addition to Grand Forks, according to duly certified map or plat thereof, on file and of record in the office of the Register of Deeds, in and for said County and State.


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

             EXCEPT

             That part of Lots Thirteen (13), Fourteen (14) and Fifteen (15) in Block Twenty-five (25) all in Holes' Central Addition to Grand Forks, according to duly certified map on plat thereof, on file and of record in the office of the Register of Deeds, in and for said County and State, described as follows:

             Beginning at the Southeast corner of Lot 13; thence West on the South line of Lot 13 a distance of 50 feet; thence Northeasterly in a straight line across Lots 13, 14 and 15 to the Northeast corner of Lot 15, thence South on the East line of Lots 15, 14 and 13 to the point of beginning.

     LARIMORE SUBSTATION

1. The west forty seven feet of lots ten, nine, eight and seven and the west forty seven feet of the south seventeen and half feet of lot six of Block Ninety Four of the City of Larimore, North Dakota, the North East Corner of said piece of land so granted being a point ten feet South of the south wall and seven feet East of the west wall of the Power Building of said City as now located on said Block ninety four, and the right to cross the remaining property of said City in said block to effect entrance to said Power Building, reserving to the City of Larimore, North Dakota.

     NORDIC SUBSTATION

1. Lot 1, Block 1, Blair-Satrom-Baukol Fourth Resubdivision being the Replat of Lot 9, in Block 2, Blair-Satrom-Baukol Second Addition and Lot A, Block 2, Haake Second Addition, Grand Forks, North Dakota, according to the Plat thereof recorded in Book 152 of Deeds, page 484.

     PRAIRIE SUBSTATION

1. A tract of land Eight Hundred (800) feet by Eight Hundred (800) feet in the Southwest Quarter (SW 1/4) of Section Seven (7), Township One Hundred and Fifty One (151) North, Range Fifty (50) West, in Grand Forks County, North Dakota, more particularly described as follows:

     Beginning at a point on the East right of way line of the Great Northern Railway, said point being three thousand, nine hundred, twenty four and thirty hundredths (3924.30) feet south and seventy three and forty two hundredths (73.42) feet east of the northwest corner of Section 7, Township 151 North, Range 50 West, thence east 800 feet at right angles to the said right of way line, thence south 800 feet and parallel to the said right of way line, thence west 800 feet to a point on the said right of way line 800 feet south of the point of beginning, thence north along said right of way line 800 feet to the point of beginning.

     Now know as: Lot 2, Block 2, Maier's 4th Resubdivision to the City of Grand Forks, North Dakota.

     REYNOLDS SUBSTATION

1. That part of the Southeast Quarter (SE 1/4) of Section Thirty-two (32) Township One Hundred Forty-nine (149) North, Range Fifty (50) West, described as follows, to-wit:

     Beginning at a point Seven Hundred Sixty-one (761) feet West of and Thirty-three (33) feet North of the Southeast corner of Section Thirty-two
     (32), Township One Hundred Forty-nine (149) North, Range Fifty (50) West thence North a distance of One Hundred (100) feet, thence Westerly at right angles a distance of One Hundred (100) feet, thence South a distance of One Hundred (100) feet, thence Easterly at right angles a distance of One Hundred (100) feet to point of beginning, said tract containing 0.23 acres more or less.

     THOMPSON SUBSTATION

1. All that part of the NE 1/4 of the NE 1/4 of Section 32, Township 150 N, Range 50 W, described as follows:


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

     Beginning at a point 50 feet south and 50 feet west of the Northeast corner of said Section 32, thence South 100 feet, thence West at right angles 100 feet; thence North at right angles 100 feet, thence East at right angles 100 feet to place of beginning. Subject to Highway Easement.


                                 TRAILL COUNTY

     The following described real property, situate, lying and being in the County of Traill, to-wit:

     HATTON SUBSTATION

1. A tract of land located in the Northwest quarter of the northwest quarter (NW1/4 NW1/4) of section seventeen (17), township one hundred forty eight
     (148) North Range fifty three (53) west, county of Traill, state of North Dakota, more particularly described as follows:

             Beginning at a point fifty (50) feet south and sixty six (66) feet east of the northwest corner of section seventeen (17) above, thence south a distance of sixty (60) feet along the east right-of-way boundary of North Dakota State Highway Number 18, thence 89DEG. 32' left a distance of sixty (60) feet, thence 90DEG. 28' left a distance of sixty (60) feet to the point of beginning.

2. A tract of land located in the Northwest Quarter of the Northwest Quarter (NW1/4 of the NW1/4) of Section 17, Township 148 North, Range 53 West; County of Traill, state of North Dakota, more particularly described as follows:

             Commencing at a point 50 feet south and 66 feet east of the Northwest corner of said Section 17, thence south a distance of 60 feet along said East right-of-way boundary of North Dakota State Highway Number 18, thence 89DEG. 32' left a distance of 60 feet to the point of beginning of the tract being conveyed herein, thence 90DEG. 28' left a distance of 60 feet, thence 90DEG. 28' right a distance of 60 feet, thence 89DEG.
             32' right a distance of 60 feet, thence 90DEG. 28' right a distance of 60 feet to the point of beginning, containing 0.082 acres.

3. A parcel of land in the northwest corner of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Seventeen (17), Township One Hundred Forty Eight (148) North, Range Fifty Three (53) West of the Fifth Principal Meridian, described as follows: Beginning at the northwest corner of said Northwest Quarter of the Northwest Quarter of Section Seventeen
     (17), Township One Hundred Forty Eight (148) North, Range Fifty Three (53) West of the Fifth Principal Meridian, thence east Eighty Three (83) Feet, thence south Eight Three (83) Feet, thence west Eighty Three (83) Feet, thence north Eighty Three (83) Feet to the point of beginning.

     MAYVILLE SUBSTATION

1. This land being in the Northeast quarter (NE1/4) of the Southeast quarter (SE1/4) of Section Thirty One (31), Township One Hundred Forty Seven (147) North, Range Fifty Two (52), West of the Fifth Principal Meridian, and more particularly described as follows, to-wit: Commencing at a point on the West Boundary Line of the Great Northern Railway Company right-of-way where it is intersected by the North line of Brunsdale's Addition to the City of Mayville extended Easterly; thence Northerly to a point on the West Boundary Line of said Great Northern Railway Company right-of-way, a distance of sixty-six and ninety-two hundredths (66.92) feet, said point being sixty-six (66) feet Northerly at right angles of said North line of Brunsdale's Addition extended Easterly; thence Westerly along a line parallel to the North line of Brunsdale's Addition extended Easterly, a distance of fifty and


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

     seven tenths (50.7) feet to the true point of beginning; thence Westerly a distance of two hundred (200) feet to a point on a line parallel to said North line of Brunsdale's Addition extended Easterly; thence at right angles on a line in a Northerly direction, a distance of one hundred fifty (150) feet to a point; thence Easterly along a line parallel to said North line of Brunsdale's Addition extended Easterly, a distance of one hundred seventy-four and six tenths (174.6) feet to a point; thence Southerly along a line parallel to and fifty (50) feet West of the West property line of the Great Northern Railway Company right-of-way, a distance of one hundred fifty-two and one tenth (152.1) feet to the true point of beginning, said area containing six hundred forty-five thousandths (.645) acres more or less.

     MAYVILLE SERVICE CENTER

1. The Westerly Seventy (70) feet of Lot Fifteen (15), as measured along the Southerly lot line, and the Southerly Twenty (20) feet, as measured along the Westerly lot line of the Westerly Seventy (70) feet of Lot Fourteen
     (14), as measured along the Southerly lot line, all in Block Twenty-seven
     (27).

     SOUTH SUBSTATION

1. That part of the Northwest Quarter of Northwest Quarter (NW1/4 NW1/4) of Section Twenty-nine (29), Township One Hundred Forty-seven (147) North Range Fifty (50) West, described as follows, to-wit:

             Commencing at a point which is Sixty-five (65) feet South and Sixty (60) feet East of the Northwest corner of Section Twenty-nine (29), Township One Hundred Forty-Seven (147) North, Range Fifty (50) West, thence East One Hundred (100) feet, thence South at right angles One Hundred (100) feet, thence West at right angles One Hundred (100) feet, thence North at right angles One Hundred (100) feet to place of beginning, said tract containing 0.23 acres more or less.

                                      WARD COUNTY

     The following described real property, situate, lying and being in the County of Ward, to-wit:

     SOURIS SUBSTATION

1. The Southwest Quarter (SW1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of Section Eighteen (18), Township One Hundred Fifty-five (155) North, Range Eighty-two (82) West, Ward County, North Dakota, except the Westerly 44.9 feet.

     MINOT SERVICE CENTER

1. That portion of the Southeast Quarter of the Northeast Quarter of Section 22, Township 155 North, Range 83 West, lying south of the south right-of-way line of the Mpls., St. Paul, and SSM Railroad containing 2.93 acres more or less and the North 233.31 feet of the Northeast Quarter of the Southeast Quarter of Section 22, Township 155 North, Range 83 West, comprising 7.07 acres more or less. The total parcel of land purchased comprised of these two adjoining tracts will be 10 acres more or less, all in Ward County, State of North Dakota.

     MALLARD SUBSTATION

1. The East 451 feet of the North 418 feet of the Southeast Quarter (SE1/4) of Section Twenty-seven (27), Township One Hundred Fifty-five (155) North, Range Eighty-two (82) West, being 4 1/2 acres, more or less.


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                    PROPERTIES IN THE STATE OF SOUTH DAKOTA

                                HANSON COUNTY

     The following described real property, situate, lying and being in the County of Hanson, to-wit:

     EMERY SUBSTATION

1. Lot One (1) in the Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section Thirty-six (36), in Township One Hundred Two (102) North, of Range Fifty-seven (57), according to the recorded plat thereof, said Lot One (1) being otherwise described as follows, to-wit:

             Beginning at a point thirty-three feet (33 feet) south of the northwest corner of the Northeast Quarter (NE1/4) of Section Thirty-six (36), in Township One Hundred Two (102) North, of Range Fifty-seven (57), in the county of Hanson, and state of South Dakota, running thence south fifty feet (50 feet), thence east fifty feet (50 feet), thence north fifty feet (50 feet), and thence west fifty feet (50 feet) to the point of beginning.

     ALEXANDRIA SUBSTATION

1. Lot one (1), in the Northeast Quarter (NE1/4) of the Southwest Quarter (SW1/4) of Section Ten (10), Township One hundred Two (102) Range Fifty-eight (58).

                              LINCOLN COUNTY

     The following described real property, situate, lying and being in the County of Lincoln, South Dakota, to-wit:

     CANTON SUBSTATION

1. All that part of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section Thirteen (13), Township Ninety-eight (98) North, Range Forty-nine (49) West, described as follows:

             Commencing at the Northwest Corner of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4), thence South on the West line Two-hundred Forty-one (241) feet; thence East parallel to the North line of Section Two-hundred Fifty-eight (258) feet; thence North parallel with the West line of Section Two-hundred Forty-one (241) feet to the North section line, thence West on the North Section line to the point of beginning, excepting therefrom the North Thirty-three (33) feet and also the West Fifty (50) feet, Lincoln County, South Dakota. Also known as Northern States Power Company Tract No. One (1) in Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section Thirteen (13), Township Ninety-eight (98) North, Range Forty-nine (49) West.

     HARRISBURG SUBSTATION

1. County Auditor's Tract One (1) of the Southwest Quarter (SW 1/4) of Section Thirty-six (36), Township One Hundred (100), North of Range Fifty (50), West, Lincoln County, South Dakota.

     LENNOX SUBSTATION

1. Lot eleven (11) and Lot twelve (12), all in Block five (5) of Jacob's Addition to the city of Lennox,

     LINCOLN COUNTY SUBSTATION

1. The South Five Hundred Feet (S 500') of the Southeast One Fourth (SE 1/4) of the Southeast One Fourth (SE 1/4) of the Northeast One Fourth (NE 1/4) of Section Twenty-three (23), Township One Hundred North (100 N), Range Fifty West (50 W), Lincoln County, South Dakota, subject to easements of record.

     SIOUX FALLS (SOUTHWEST) SUBSTATION

1. NSP Tract One (1) in the Southwest Quarter (SW 1/4) of Section 21, Township 100 North, Range 50 West of the Fifth Principal Meridian; Lincoln County, South Dakota, according to the recorded plat thereof.

2. NSP Tract Two (2) in the Northwest Quarter of Section 21, Township 100 North, Range 50 West of the 5th Principal Meridian, Lincoln County, South Dakota, according to the recorded plat thereof.




                                 MCCOOK COUNTY

     The following described real property, situate, lying and being in the County of McCook, to-wit:

     GRANT SUBSTATION

1. The West Four Hundred (400) feet of the North Four Hundred (400) feet of the West Half (W 1/2) of the Southwest Quarter (SW 1/4) of Section Thirteen
     (13), Township One Hundred One (101) North, Range Fifty-four (54) West, being N.S.P. tract No. 2 in the SW 1/4 of said Section Thirteen (13).

     CANISTOTA JUNCTION SUBSTATION

1. The West Twelve (12) rods of the South Twelve (12) rods, of the West Half (W 1/2) of the South west Quarter (SW 1/4) of Section Thirteen (13), Township One Hundred One (101) North, of Range Fifty Four (54), West of the 5th Principal Meridian.

     CANISTOTA SUBSTATION

1. County Auditor's Tract Number One (1), in the Southeast Quarter (SE 1/4) of Section Thirty Four (34), Township One Hundred and Two (102) North, of Range Fifty Four (54), West of the 5th P.M., being .34 acre, according to the plat thereof filed July 13, 1949 and recorded in book H. of Plats Page 38 in the office of the Register of Deeds of said County.

     BRIDGEWATER DIESEL PLANT & SUBSTATION

1. County Auditor's Tract One (1) of the Northeast Quarter (NE 1/4) of Section Twenty-four (24) Township One Hundred One (101) N., Range Fifty-six (56) W.

     SALEM OFFICE, WAREHOUSE AND GARAGE

1. Lots Seven (7), Eight (8), Nine (9) and Ten (10), Block Two (2), Salem, McCook County, South Dakota, except the East Fifty (50) feet thereof.

     SALEM SUBSTATION

1. All of Outlot "E" in the Subdivision entitled "Outlots to the Town of Salem," County of McCook, State of South Dakota.

2. That part of Lot 6, Block 2, First Addition to Salem, also sometimes described as Lot 6, Block 2, in the City of Salem and as Lot 6, Block 2, plat of the Town of Salem, which lies West of a line parallel with and distant 241 feet West of the East line of Section 14, Township 103 North, Range 55, McCook County, South Dakota.

     TRANSMISSION LINE 0727

1.   County Auditor's Tract 2 of the NW1/4Section 24, Township 101 N, Range 54
     West.


                                MINNEHAHA COUNTY

     The following described real property, situate, lying and being in the County of Minnehaha, to-wit:

     DELL RAPIDS SUBSTATION

1. The West Fifteen (W-15) Feet of Lot Five (5) in Block Twelve (12) of Dell Rapids, Minnehaha County, South Dakota, according to the recorded plat thereof and subject to easements of record, if any.

2. Lot six (6) of Block twelve (12) of the City of Dell Rapids, S.D., according to the recorded plat thereof.

     CLIFF AVENUE SUBSTATION

1. Lots Five (5) and Six (6) of Block Eight (8) Rowland's Addition to Sioux Falls. EXCEPT the East 3 feet of Lots 5 and 6 in Block 8 or Rowland's Addition to Sioux Falls.

     CHERRY CREEK SUBSTATION

1.   The North Four Hundred (400) feet of the West Four Hundred thirty-three
     (433) feet of the Northeast Quarter of the Southeast quarter (NE 1/4 of SE 1/4) of Section 22, Township 101 North, Range 50 West of the 5th Principal Meridian, Minnehaha County, South Dakota.

          EXCEPT:

          Lot H1 of N.S.P. Co. Tract No. 1 in the NE 1/4 of the SE 1/4 of
          Section 22, Township 101 North, Range 50 West of the 5th Principal Meridian (containing approximately .16 acres) also described as the East 17 feet of the West 50 feet of the North 400 feet of said NE 1/4 of the SE 1/4 and,

          AND EXCEPT

          Lot H2 in the E 1/2 of the SE 1/4 of Section 22, Township 101 North, Range 50 West of the 5th Principal Meridian (containing approximately .30 acres) also described in the West 33 feet of the North 400 feet of said E 1/2 of the SE 1/4.

     MORRELL J L. SUBSTATION

1. Lots One (1) to Sixteen (16), both numbers inclusive, in Block One (1) of Syndicate Addition to Sioux Falls, according to the corded plat thereof.

     MINNEHAHA SUBSTATION

1. Tract A of Rustic Hills Addition to the City of Sioux Falls, according to the recorded plat thereof.

     SILVER CREEK SUBSTATION

1. Tract No. 4 of Sioux Empire Development Park Two Addition to the City of Sioux Falls, according to the recorded plat thereof
     Sioux Falls Substation (District)

     SIOUX FALLS SUBSTATION (DISTRICT)

1.   Tracts 6 and 7 of the County Auditor's Subdivision of the N.E. 1/4 of
     Section 16, Township 101, Range 49, W. 5th P.M., excepting the right of way through said tracts conveyed to the Illinois Central Railroad Company by quit claim deed dated Oct. 30, 1909 and recorded in the office of the Register of Deeds of Minnehaha County, in Book 86 of Deeds on page 451.

          EXCEPT,

          All that part of Tracts Six (6) and Seven (7) of the County Auditor's Subdivision of the Northeast Quarter (NE 1/4) of Section Sixteen (16), Township One Hundred One (101) North, Range Forty-nine (49) West, of the Fifth Principal Meridian, lying North and West of the center of what is known as the Joint Industrial Track now located and constructed across said Tracts Six (6) and Seven (7), subject to the right of way for said Joint Industrial Track as conveyed to the Illinois Central Railroad Company by quit claim deed dated October 30, 1909, and recorded in the office of the Register of Deeds of Minnehaha County, in Book 86 of Deeds, Page 451.

     WEST SIOUX FALLS SUBSTATION

1. Lots One (1) and the East half (E 1/2) of Lot Two (2) in Block Eight (8) of Braley's First Addition to Sioux Falls, Minnehaha County, South Dakota.

     SOUTH SIOUX FALLS SUBSTATION

1. Lots 1, 2, 3, 4, 5, 6 and the North half of Lot 7, in Block 3, in F.A. Smith's Addition to Sioux Falls, South Dakota.

     RENNER SUBSTATION

1. That part of the Southeast Quarter of Southeast Quarter (SE 1/4 of SE 1/4) of Section Twenty-four (24), Township One Hundred Two (102) North, Range Fifty (50) West, described as follows: Commencing at the Southeast corner of said section, thence West Thirty-three (33) feet, thence North Thirty-three (33) feet, for a point of beginning: thence North One Hundred Fifty (150) feet, thence West One Hundred (100) feet, thence South One Hundred Fifty (150) feet, thence East One Hundred (100) feet to place of beginning.

     SIOUX FALLS OFFICE & SERVICE CENTER

1. Lot 2 of Northern States Power Company Subdivision of Part of Block 45 of Airport Addition to the City of Sioux Falls, Minnehaha County, South Dakota.

          EXCEPT,

          Lot H1 of Lot 2 of Northern States Power Company Subdivision of Part of Block 45 of Airport Addition to the City of Sioux Falls, Minnehaha County, South Dakota. Said Lot H1 containing 0.15 acres, more or less (6585 sq. ft.).

     LINE 0727

1. Tract No. 3 in the Southwest Quarter (SW 1/4) of Section Thirty-six (36), Township One Hundred Two (102), Range Forty-nine (49).

     LINE 0730

1. County Auditor's Lot One (1) of Tract Three (3), County Auditor's Subdivision of the Southeast Quarter (SE 1/4) of Section Nine (9), Township One Hundred One (101), Range Forty-nine (49), West of the Fifth Principal Meridian, according to plat filed for record in the office of the Register of Deeds of Minnehaha County, South Dakota.

     PATHFINDER PLANT

1. All that part of the West three-fourths of Section 36, Township 102 North, Range 49 West, lying Southeasterly of the centerline of the Big Sioux River, the platted portions of which are described as follows:

          Tract 1 of Section 36; Tract 2 of the SE1/4 of Section 36; Tract 4 of the SE1/4 of Section 36.

2. All that part of the E1/2 of the E1/2 of Section 36, Township 102 North, Range 49 West, lying South and East of the Great Northern Railroad right-of-way.

3. All of Section 31, Township 102 North, Range 48 West, excepting therefrom the S1/2 of the SE1/4, and also excepting that part of Government Lot 2 of the NW1/4 lying between the Great Northern Railroad right-of-way and the Worthington and Sioux Falls Railway right-of-way.

4. All of the S1/2 of Section 30, excepting therefrom the North 2,500 feet of the West 660 feet thereof; all that part of the NE1/4 of Section 30, lying Southerly of Lot H-1 of said NE1/4, all being in Township 102 North, Range 48 West.

5. All that part of the W1/2 of Section 29, Township 102 North, Range 48 West, lying South of Interstate Highway No. 90.

6.   The W1/2 of the NW1/4 of Section 32, Township 102 North, Range 48 West.


                                 SANBORN COUNTY


     The following described real property, situate, lying and being in the County of Sanborn, to-wit:


     FORESTBURG SWITCHING STATION

1. A tract of land within the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section Eleven (11), Township One Hundred Six (106) North, Range Sixty One (61) West of the Fifth Principal Meridian, more specifically described and bounded as follows: Commencing at a point, which point is on the North section line Fifty (50) feet Easterly from the Northwest corner of said Section Eleven (11); thence Easterly along the North boundary line of said Section, One Hundred Fifty (150) feet; thence Southerly parallel with the West boundary line of said Section, One Hundred Thirty Three (133) feet; thence Westerly parallel with the North boundary line of said Section, One Hundred Fifty (150) feet; thence Northerly parallel with the West boundary line of said Section and along the Easterly line of highway right-of-way, One Hundred Thirty Three
     (133) feet, to the point of beginning, containing and comprising Forty-Six Hundredths (46/100) of an acre, more or less.


     ARTESIAN SUBSTATION

1. 140 feet off the east side of Outlot One (1) in First Addition to West Artesian, Sanborn County, South Dakota.




                                    TURNER COUNTY

     The following described real property, situate, lying and being in the County of Turner, to-wit:

     CENTERVILLE SUBSTATION

1. All that portion of lot one (1) of block twelve (12) of Rowley's Addition to Centerville, lying east of a line described as follows:

          Beginning at a point on the south line 345 feet distant west of the SE corner of said lot, and thence running straight north to the west boundary line of Rowley's Addition to Centerville, South Dakota, being the east bank of the Vermillion River, except property previously deeded to others.

     MARION SUBSTATION

1. All of that part of Outlot 36 of the City of Marion which lies directly East, West and South of County Auditor's Tract #1 of Outlot 36 as per recorded plat in Book 3 of Plats page 34, having for its East boundary, the West side of the Alley of Mack's ADDITION TO Marion, for its North boundary the South line of a tract deeded to William P. Tieszen, its West boundary a line which is One Hundred Forty-two (142) feet West of the West line of the Alley of Mack's Addition to Marion, and for its South line the North line of a tract deeded to Earl Dains.

     Intended to convey all of that part of Outlot 36 lying between the tract of land belonging to William P. Tieszen's 125x142 foot tract and Earl Dains' 26x142 foot tract in said Outlot 36 of the City of Marion, EXCEPT County Auditor's Tract #1 of Outlot 36 as per recorded plat, being a parcel of land in the Northeast Quarter (NE1/4) of Section Six (6), Township Ninety-nine (99), Range Fifty-four (54), Turner county, South Dakota.

2. County Auditor's Tract One (1) of Outlot Thirty-six (36), Town of Marion Junction, (the same being a part of the Northeast Quarter (NE1/4) of Section Six (6), Township Ninety-nine (99), Range Fifty-four (54), Turner County, South Dakota);" otherwise described as follows, to-wit:

          Commencing at a point 831.5 feet North Seven (7) degrees Thirty-five (35) minutes West and Two Hundred Twenty-two feet South, Eighty-two (82) degrees Twenty (20) minutes West of the Southeast corner of the Northeast Quarter (NE1/4) of Section Six
          (6), Township Ninety-nine (99), Range Fifty-four (54), Turner County, South Dakota; thence South Eighty-two (82) degrees Twenty
          (20) minutes West Seventy-five (75) feet; thence South Seven (7) degrees thirty-five (35) minutes East Fifty (50) feet; thence North Eighty-two (82) degrees Twenty (20) minutes East Seventy-five (75) feet; thence North Seven (7) degrees Thirty-five (35) minutes, West Fifty (50) feet, to the place of beginning.

                           GENERATING PLANTS OF THE COMPANY

     The following generating plants of the Company located on properties of the Company, described as follows:

                              IN THE STATE OF MINNESOTA

                                  BLUE EARTH COUNTY

     The electric generating plant in Mankato, known as the Wilmarth Plant.

                                    DAKOTA COUNTY

     The electric generating plant located on the South bank of the Minnesota River in Burnsville, known as the Black Dog Plant.

     The electric generating plant located in the City of Inver Grove Heights, known as the Inver Hills Plant, consisting of six oil fueled gas turbine and generating units having a net capability of 313 MW.

                                    GOODHUE COUNTY

     The electric generating plant (Units One and Two) located on Prairie Island in the City of Red Wing, known as the Prairie Island Nuclear Plant, consisting of electric generating units having a net capability of 1,040 MW.

     The electric generating plant in the City of Red Wing, known as the Red Wing Plant.
                                    HENNEPIN COUNTY

     The electric generating plant in Minneapolis, known as the Riverside Station Plant.

     The Hennepin Island Hydro Electric Plant located in Minneapolis.

                                     RAMSEY COUNTY

     The electric generating plant located in St. Paul, known as High Bridge Plant.

                                     SCOTT COUNTY

     The electric generating plant located in the City of Shakopee, known as Blue Lake Generating Plant, consisting of four oil fueled gas turbine generating units having a net capability of 185 MW.

                                    SHERBURNE COUNTY

     Unit No.1 and Unit No.2 of the electric generating plant located in Sherburne County in the City of Becker, known as Sherco Generating Plant, each unit being coal fired and having a net capacity of 702 MW and 700 MW respectively.


     NSP's ownership share of Unit No.3 of the electric generating plant located in Sherburne County in the City of Becker, known as Sherco Generating Plant, this unit being coal fired and having a summer season net generating capability (NSP share) of 510 MW.

                                     WASHINGTON COUNTY

     The electric generating plant in the City of Oak Park Heights, known as A.S. King Plant, consisting of one steam turbine and generating unit having a net capability of 580,000 KW.

                                       WRIGHT COUNTY

     The electric generating plant located in Monticello Township, known as the Monticello Nuclear Plant, consisting of one electric turbo generator unit having a net capability of 545 MW.

                           YELLOW MEDICINE AND CHIPPEWA COUNTIES

     The hydro-electric plant of the Company known as Minnesota Valley Plant located near the City of Granite Falls on the Minnesota River.


                                 IN THE STATE OF SOUTH DAKOTA

                                       MINNEHAHA COUNTY

     The electric generating plant located in Minnehaha County, known as the Angus Anson Generating Plant, consisting of two natural gas fueled turbine generating units having a net capacity of 202 MW.


                                ELECTRIC DISTRIBUTION SYSTEMS

     The electric distribution systems of the Company, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, manholes, cables and other appliances and equipment and all other property, real or personal, forming a part of, appertaining to, or used, occupied or enjoyed in connection with such distribution systems, or any of them; together with all rights-of-way, easements, permits, privileges, franchises and rights in, or relating to, the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation or unincorporated community, including but not limited to, the electric distribution system located within and about the cities and communities listed below:

                                 IN THE STATE OF MINNESOTA

                                   ANOKA COUNTY

                        Blaine                    Fridley
                        Centerville               Lexington
                        Circle Pines              Lino Lakes
                        Columbia Heights          Spring Lake Park
                        Coon Rapids



                                    BENTON COUNTY

                        Foley                      St. Cloud
                        Sartell                    Sauk Rapids

                                  BLUE EARTH COUNTY

               Eagle Lake                Mapleton                   Skyline
               Good Thunder              North Mankato              St. Clair
               Madison Lake              Pemberton                  Mankato
               Rapidan                   South Bend                 Smiths Mill


                                     BROWN COUNTY

                                        Cobden
                                        Essig
                                        Evan


                                    CARVER COUNTY

                             Carver           New Germany
                             Chanhassen       Norwood Young America
                             Cologne          Victoria
                             Hamburg          Waconia
                             Mayer            Watertown


                                    CHIPPEWA COUNTY

                              Clara City       Maynard
                              Montevideo       Watson
                              Wegdahl.


                                     CHISAGO COUNTY

                              Almelund         Shafer
                              Branch           Stacv
                              Center City      Sunrise
                              Chisago City     Taylors Falls
                              Franconia        Wyoming
                              Lindstrom


                                      CLAY COUNTY

                               Averill          Felton
                               Baker            Glyndon
                               Comstock         Moorhead
                               Dilworth         Sabin


                                      DAKOTA COUNTY

                      Burnsville       Inver Grove Heights        Rosemount
                      Coates           Lakeville                  South St. Paul
                      Castle Rock      Lilydale                   Sunfish Lake
                      Eagan            Mendota                    Vermillion
                      Farmington       Mendota Heights            Waterford

                      Hampton          Randolph                   West St. Paul
                      Hastings


                                      DODGE COUNTY

                            Claremont          Mantorville
                            Concord            Wasioja
                            Dodge Center       Hayfield
                            West Concord


                                     DOUGLAS COUNTY

                                         Osakis


                                     FARIBAULT COUNTY

                                       Minnesota Lake


                                      FREEBORN COUNTY

                                        Clarks Grove
                                          Hartland
                                         Manchester


                                       GOODHUE COUNTY

                     Bellchester        Frontenac          Stanton
                     Bombay             Goodhue            Wacouta
                     Cannon Falls       Pine Island        Wanamingo
                     Dennison           Red Wing           Zumbrota


                                       HENNEPIN COUNTY

                  Bloomington           Hamel              Orono
                  Brooklyn Center       Hopkins            Osseo
                  Brooklyn Park         Independence       Plymouth
                  Champlin              Long Lake          Richfield
                  Corcoran              Loretto            Robbinsdale
                  Crystal               Maple Plain        Rockford
                  Deephaven             Medicine Lake      Rogers
                  Eden Prairie          Medina             Shorewood
                  Edina                 Minneapolis        Spring Park
                  Excelsior             Minnetonka         St. Bonifacious
                  Glen Lake             Minnetonka Beach   St. Louis Park
                  Golden Valley         Minnetrista        Tonka Bay
                  Greenfield            Mound              Wayzata
                  Greenwood             New Hope           Woodland


                                      HOUSTON COUNTY

                                          Hokah
                                       LaCrescent


                                     KANDIYOHI COUNTY

                                 Atwater          Prinsberg
                                 Blomkest         Raymond
                                 Green Lake       Regal
                                 Lake Lillian     Roseland
                                 New London       Spicer


                                       LESUEUR COUNTY

                                  Cleveland        Elysian
                                  Kilkenny         Waterville


                                         LYON COUNTY

                                  Balaton          Cottonwood
                                  Florence         Garvin
                                  Tracy

                                        MCLEOD COUNTY

                                   Biscay           Lester Prairie
                                   Plato            Silver Lake
                                   Stewart          Winstead


                                         MEEKER COUNTY

                                    Cosmos           Dassel
                                    Eden Valley      Kingston
                                    Watkins


                                          MOWER COUNTY

                                             Waltham


                                           MURRAY COUNTY

                                    Chandler         Currie
                                    Hadley           Iona
                                    Slayton          Lake Wilson


                                          NICOLLET COUNTY

                                            Courtland

                                   Lafayette
                                    Nicollet


                                  NORMAN COUNTY

                                     Borup


                                 OLMSTEAD COUNTY

                                      Byron


                                 PIPESTONE COUNTY

                            Edgerton         Pipestone
                            Hatfield         Ruthton
                            Holland          Trosky
                            Ihlen            Woodstock
                            Jasper



                                    POLK COUNTY

                                  East Grand Forks


                                     POPE COUNTY

                             Glenwood         Starbuck
                             Long Beach       Villard
                             Lowry            Westport
                             Sedan



                                     RAMSEY COUNTY

             Arden Hills               Maplewood                Roseville
             Falcon Heights            Mounds View              Saint Paul
             Gem Lake                  New Brighton             Shoreview
             Lauderdale                North Oaks               Vadnais Heights
             Little Canada             North St. Paul           White Bear Lake


                                       REDWOOD COUNTY

                                          Belview
                                          Clements
                                            Delhi
                                           Morgan


                                        RENVILLE COUNTY

                                    Bird Island      Hector
                                    Buffalo Lake     Morton
                                    Danube           Renville
                                    Franklin         Sacred Heart


                                          RICE COUNTY

                                    Cannon City      Nerstrand
                                    Dundas           Northfield
                                    Faribault        Veseli
                                    Lonsdale         Warsaw
                                    Morristown       Webster


                                         SCOTT COUNTY

                                    Belle Plaine     New Market
                                    Blakeley         Prior Lake
                                    Elko             Savage
                                    Jordan           Shakopee
                                    Lydia


                                        SHERBURNE COUNTY

                                            Becker
                                           Big Lake
                                          Clear Lake
                                           St. Cloud


                                         SIBLEY COUNTY

                                    Gaylord          Gibbon
                                    Green Isle       Henderson
                                    New Auburn


                                        ST. LOUIS COUNTY

                                            Franklin


                                         STEARNS COUNTY

                        Albany           Kimball Prairie       Holdingford
                        Avon             Lake Henry            Spring Hilll
                        Belgrade         Meire Grove           Roscoe
                        Brooten          New Munich            Waite Park
                        Cold Spring      Paynesville           St. Joseph
                        Freeport         Richmond              St. Martin
                        Greenwald        Rockville             St. Nicholas

                        Sartell          St. Cloud

                                         STEELE COUNTY

                                          Clinton Falls
                                            Meriden.


                                           TODD COUNTY

                                           West Union


                                          WABASHA COUNTY

                           Dresbach         Nodine             Wabasha
                           Hammond          Minneiska          Weaver
                           Homer            Oak Center         Wilson
                           Kellogg          Reeds Landing      Witoka
                           Mazeppa          Ridgeway           Zumbro Falls
                           Millville


                                           WASECA COUNTY

                                    Alma City        Janesville
                                    Otisco           New Richland
                                    Waldorf          Smiths Mill



                                         WASHINGTON COUNTY

                  Afton              Lake St. Croix Beach       Oakdale
                  Bayport            Lakeland                   Pine Springs
                  Birchwood          Lakeland Shores            Scandia
                  Cottage Grove      Landfall                   St. Mary's Point
                  Dellwood           Mahtomedi                  St. Paul Park
                  Forest Lake        Marine On St. Croix        Stillwater
                  Hugo               Newport                    Willernie
                  Lake Elmo          Oak Park Heights           Woodbury


                                          WATONWAN COUNTY

                                            Butterfield


                                            WILKIN COUNTY

                                              Wolverton

                                            WINONA COUNTY

                                    Altura           Dakota
                                    Elba             Goodview
                                    Winona           Minnesota City
                                                     Rollingstone


                                             WRIGHT COUNTY

                    Albertville          Hanover             Montrose
                    Annandale            Howard Lake         South Haven
                    Clearwater           Maple Lake          St. Michael
                    Cokato               Monticello          Waverly


                                        YELLOW MEDICINE COUNTY

                                    Clarkfield       Echo
                                    Hanley Falls     Hazel Run
                                    Wood Lake


                                    IN THE STATE OF NORTH DAKOTA

                                            CASS COUNTY

                                              Fargo
                                            West Fargo


                                         GRAND FORKS COUNTY

                                             Grand Forks
                                             Larimore
                                             Reynolds
                                             Thompson


                                          TRAILL COUNTY

                                    Buxton           Cummings
                                    Hatton           Mayville
                                    Portland


                                            WARD COUNTY

                                    Berthold         Burlington
                                    DesLacs          Lone Tree
                                    Minot


                                     IN THE STATE OF SOUTH DAKOTA

                                            HANSON COUNTY

                                            Alexandria
                                              Emery
                                              Fulton


                                            LAKE COUNTY

                                              Junius
                                              Ramona
                                              Winfred


                                           LINCOLN COUNTY

                                    Canton           Harrisburg
                                    Lennox           Tea
                                    Worthing


                                           MCCOOK COUNTY

                                             Bridgewater
                                              Canistota
                                                Salem
                                             Unityville


                                            MINER COUNTY

                                    Canova           Carthage
                                    Fedora           Roswell
                                    Vilas


                                         MINNEHAHA COUNTY

                                    Baltic           Garretson
                                    Brandon          Renner
                                    Crooks           Rowena
                                    Deli Rapids      Sherman
                                    Ellis            Sioux Falls


                                          SANBORN COUNTY

                                            Artesian
                                           Forestburg


                                          TURNER COUNTY

                                    Centerville      Chancellor
                                    Dolton           Marion
                                    Monroe


                                TRANSMISSION LINES OF THE COMPANY

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         The electric transmission lines of the Company, including towers, poles, pole lines, wires, switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to-wit:


                           IN THE STATE OF MINNESOTA

A transmission line extending easterly from the City of Mankato in Blue Earth County through the Cities of Madison Lake in Blue Earth County, Greenland, Elysian and the City of Waterville in LeSueur County, the City of Morristown and the City of Faribault, the City of Dundas in Rice County to the City of Northfield in Rice County.

A transmission line extending northerly from the City of Northfield in Rice County to the Rogers Lake Substation in Dakota County.

A transmission line extending easterly from the City of Northfield in Rice County to the Cannon Falls Hydro Generating Station in Dakota County.

A transmission line extending easterly from the Cannon Falls Hydro Generating Station in Dakota County to the City of Red Wing in Goodhue County.

A transmission line extending southerly and easterly from the Cannon Falls Hydro Generating Station in Dakota County to the City of Zumbrota in Goodhue County.

A transmission line extending easterly from the Pine Bend tap on the Rogers Lake-Northfield line through the City of Hastings to the junction of the Mississippi and St. Croix Rivers at the Wisconsin State Line, all in Dakota County.

A transmission line extending southerly from the City of Waterville in LeSueur County through the City of Waseca and the City of Otisco in Waseca County to the City of New Richland in Waseca County.

A transmission line extending easterly from the City of Faribault in Rice County to the City of Kenyon in Goodhue County.

A transmission line extending easterly from the City of Kenyon through the Cities of Bombay and Wanamingo to the City of Zumbrota, all in Goodhue County.

A transmission line extending northerly and easterly from the City of Zumbrota to the City of Goodhue all in Goodhue County including that portion of line carried on the Cannon Falls-Zumbrota line poles.

A transmission line extending from the City of Zumbrota in Goodhue County through the City of Pine Island in Goodhue County to the City of Kasson in Dodge County.

A transmission line extending westerly from the City of Kasson in Dodge County thence northerly through the Cities of Dodge Center and West Concord in Dodge County to the City of Kenyon in Goodhue County including a branch line to the City of Claremont in Dodge County.

A transmission line extending westerly from the Farmington Substation near the City of Farmington in Dakota County to the City of Lakeville in Dakota County, including a branch line to the Great Lakes Pipe Line Company in Dakota County.

A transmission line extending southerly and westerly from a point on the Winthrop-Franklin 66 kv line 2 miles southwest of the City of Winthrop in Sibley County through the City of Lafayette in Nicollet County through the City of Essig in Brown County thence southerly and easterly through the City of 5t. James and the City of Medelia


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

in Watonwan County and through the City of Lake Crystal in Blue Earth County to the Rapidan Hydro Generating Station in Blue Earth County with a branch line through the City of Butterfield in Watonwan County.

A transmission line extending easterly and northerly from the Rapidan Hydro Generating Station to tower #221 near the Mankato Substation in the City of Mankato all in Blue Earth County.

A transmission line extending from the Mankato Substation in the City of Mankato to the junction of the Rapidan-Mankato and Mankato-Waterville lines all in the City of Mankato in Blue Earth County.

A transmission line extending northerly from the City of Mankato in Blue Earth County through the City of St. Peter in Nicollet County and Cleveland in LeSueur County.

A transmission tower line extending easterly from a point near the Terminal Substation in Ramsey County, through Ramsey County and through the City of Bayport in Washington County to the Wisconsin State Line.

A transmission line extending westerly from the City of Tracy through the City of Garvin to the City of Balaton all in Lyon County.

A transmission line extending southerly and westerly from the City of Tracy in Lyon County through the City of Currie in Murray County, through the City of Pipestone in Pipestone County to a point on the state line between the States of Minnesota and South Dakota.

A transmission line extending southerly and westerly from the City of Young America in Carver County through the City of Hamburg in Carver County and through the Cities of Green Isle, Arlington, Gaylord and the City of Winthrop in Sibley County to the City of Franklin, Renville County, with a branch line to the City of Gibbon in Sibley County.

A transmission line extending northerly and westerly from the City of Franklin in Renville County to the Minnesota Valley Steam Generating Station near the City of Granite Falls in Chippewa County.

A transmission line extending northerly from the City of Franklin in Renville County to the City of Bird Island in Renville County. The conductors for this line are carried on the Young America-Franklin line between the substation in the City of Franklin to the Franklin Switching Station.

A transmission line extending southerly and westerly from the City of Franklin in Renville County to the City of Morgan in Redwood County.

A transmission line extending southerly from the Minnesota Valley Steam Generating Station in Chippewa County near the City of Granite Falls through a portion of Yellow Medicine County to the City of Tracy in Lyon County.

A transmission line extending westerly and northerly from the Minnesota Valley Steam Generating Station in Chippewa County near the City of Granite Falls through a portion of Yellow Medicine County to the City of Montevideo in Chippewa County.

A transmission line extending easterly from the City of Sacred Heart in Renville County through the City of Renville and the Cities of Danube, Olivia, Bird Island, Hector and Buffalo Lake in Renville County and the Cities of Stewart and Brownton in McLeod County.

A transmission line extending from a point on the Glencoe-Hutchinson loop line north of the City of Plato in McLeod County to the City of Young America in Carver County.

A transmission line extending from Plato Junction to the City of Plato all in McLeod County. ???

A transmission line extending northerly and easterly from the Minnesota Valley Steam Generating Station in Chippewa County through a portion of Kandiyohi County to the City of Paynesville in Stearns County.

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

A transmission line extending southerly from the City of Paynesville in Stearns County through the City of Paynesville in Stearns County through the City of Grove City in Meeker County to the City of Atwater in Kandiyohi County.

A transmission line extending easterly and southerly from the City of Paynesville in Stearns County to the City of Kingston Valley in Meeker County.

A transmission line extending southerly from the City of Kimball in Stearns County to the City of Kingston in Meeker County.

A transmission line extending westerly from the City of Delano in Wright County through the Cities of Montrose, Waverly, Howard Lake in Wright County to the City of Dassel in Meeker County with branch lines to the Cities of Waverly and Cokato in Wright County.

A transmission line extending easterly and southerly from the City of Eden Valley in Meeker County through the Cities of Watkin in Meeker County, Kimball in Stearns County, South Haven, Annandale and Maple Lake in Wright County to the City of Buffalo in Wright County.

A transmission line extending northerly and westerly from the Coon Rapids Substation, in Hennepin County, West of the Coon Rapids Hydro Generating Station through a portion of Wright County and Sherburne County to the Number One Generating Station in the City of St. Cloud in Stearns County.

A transmission line extending northerly and westerly from the City of Paynesville in Stearns County through the Cities of Belgrade and Brooten in Stearns County through the City of Sedan in Pope County to the City of Glenwood in Pope County.

A transmission line extending northerly and easterly from the City of Glenwood in Pope County through the City of Villard in Pope County, through the City of Osakis in Douglas, through the City of West Union in Todd County and through the City of Sank Center and the Cities of Melrose, Freeport, Albany, Avon and St. Joseph in Stearns County.

A transmission line extending westerly and northerly from the City of Glenwood to the City of Lowry in Pope County.

A transmission line extending southerly and westerly from the Long Lake Substation in Washington County through a portion of Dakota County and Ramsey County to the Stockyards Substation in Dakota County.

A transmission line extending easterly from the Stockyards Substation in Dakota County through a portion of Washington County to the St. Croix River on the line between the States of Minnesota and Wisconsin.

A transmission line extending westerly from the Stockyards Substation in Dakota County through a portion of Dakota County to a point on the Minnesota River between the Counties of Dakota and Hennepin with branch lines to the High Bridge Steam Generating Station in the City of St. Paul in Ramsey County.

A transmission line extending in a northerly direction from the City of Mankato in Blue Earth County to the City of Arlington in Sibley County.

A transmission tower line extending westerly from Terminal Substation in Ramsey County to Riverside Steam Generating Station in the City of Minneapolis in Hennepin County.

A transmission pole and tower line extending westerly and southerly from the Riverside Steam Generating Station in the City of Minneapolis through a portion of Hennepin County to the Aldrich Substation in the City of Minneapolis.

A transmission tower line extending easterly from the Wilson Substation to the Minnesota River, all in Hennepin County.

A transmission line extending westerly from the Coon Rapids Substation through the City of Osseo, all in Hennepin County, and through the City of Delano in Wright County; thence southerly through the City of Waconia and to the City of Young America, all in Carver County.

A transmission line extending easterly from a substation on the Coon Rapids-Young America line in Carver County to the Navarre Substation in Hennepin County and to the City of Mound.

A transmission line extending easterly from the City of Young America in Carver County through the City of Chaska in Carver County.

A transmission tower line extending northeasterly from the Terminal Substation in Ramsey County through the counties of Ramsey, Anoka, Washington, and Chisago, to the Wisconsin State Line at the City of Taylors Falls in Chisago County with a branch line to the Twin City Ordnance Plant in Ramsey County.

A transmission line extending westerly from the Wisconsin State Line at the City of Taylors Falls in Chisago County through the Cities of Lindstrom, Center City and Chisago City in Chisago County to the City of Forest Lake in Washington County, with branch lines into rural areas of Chisago and Washington Counties.

A transmission line extending northwesterly from the High Bridge Steam Generating Station through the City of St. Paul in Ramsey County to the Terminal Substation in Rose Township, Ramsey County.

A transmission line extending from the City of Bloomington in Hennepin County to the Minnesota Utilities Substation at Savage in Scott County.

A transmission line extending westerly from Clara City in Chippewa County to a substation in the Minnesota Valley-Paynesville Line two miles north of Maynard in Chippewa County.

A transmission line extending southerly from the City of Jordan, in Scott County, to a connection with the Interstate Power Company at Montgomery in LeSueur County, with a branch line in an easterly direction to the Cities of Lonsdale, in Rice County.

A transmission line extending northerly from the City of White Bear, in Ramsey County, to the City of Forest Lake, in Washington County.

A transmission line extending southerly from the Wilmarth Electric Generating Station in Blue Earth County to the City of Mankato in Blue Earth County.

A transmission line extending easterly from the Wilmarth Electric Generating Station in Blue Earth County to join existing lines at the east city limits of the City of Mankato in Blue Earth County.

A transmission line extending easterly and southerly from the Wilmarth Electric Generating Station in Blue Earth County to join existing lines at the north city limits of the City of Mankato in Blue Earth County.

A transmission line extending Easterly from the City of Paynesville, in Stearns County, to the City of St. Cloud, in Stearns County.

A transmission line extending Northerly from the City of Paynesville, in Stearns County, to the City of Sauk Centre, in Stearns County.

A transmission line extending Northerly from the Minnesota Valley Steam Generating Plant, in Chippewa County, to a substation approximately two (2) miles Northwest of the City of Maynard, in Chippewa County.

A transmission line extending Westerly from a tap point approximately two (2) miles from Aldrich Substation on the Brooklyn Center-Aldrich transmission line in the City of Minneapolis, in Hennepin County, to a substation just West of Gleasons Lake, in Hennepin County.

A transmission line extending Southerly from the Riverside Steam Generating Plant in the City of Minneapolis, in Hennepin County, to the Main Street Substation in the City of Minneapolis, in Hennepin County.

A transmission line extending Southerly from the Riverside Steam Generating Plant in the City of Minneapolis, in Hennepin County, to the Aldrich Substation in the City of Minneapolis, in Hennepin County.

A transmission line extending Southerly from the Aldrich Substation in the City of Minneapolis, in Hennepin County, to the Main Street Substation in the City of Minneapolis, in Hennepin County.

A transmission line extending Northeasterly from the Main Street Substation in the City of Minneapolis, in Hennepin County, to the Terminal Substation in the City of Lauderdale, in Ramsey County.

A transmission hue extending Southerly from a point just East of the City of Chaska, in Carver County, to the City of Jordan, in Scott County.

A transmission line extending Southerly from Oak Park Township, in Washington County, to the City of Hudson, in St. Croix County, Wisconsin.

A transmission line extending westerly from the Black Dog Generating Plant in Dakota County to the Minnesota Valley Steam Generating Plant in Chippewa County.

Two transmission lines extending northerly from the Black Dog Steam Generating Plant in Dakota County to the Wilson Substation in the City of Bloomington in Hennepin County.

A transmission line extending southwesterly from the Minnesota Valley Steam Generating Plant in Chippewa County to a substation in the City of Pipestone in Pipestone County.

A transmission line extending easterly from a point on the boundary line between Pipestone County, Minnesota, and Moody County, South Dakota, to a substation in the City of Pipestone in Pipestone County.

A transmission line extending northwesterly from the Coon Rapids Substation in Hennepin County to the St. Cloud Substation in the City of St. Cloud in Stearns County.

A transmission line extending southerly from the Long Lake Switching Station on the Terminal-Oak Park transmission line in Washington County to the Oakdale Substation in Washington County just east of the City of North St. Paul in Ramsey County.

A transmission line extending easterly from the Kenyon Substation, approximately one and one half (1 1/2) miles east of the City of Kenyon in Goodhue County, to the Zumbrota Substation in the City of Zumbrota in Goodhue County.

A transmission line extending northerly from the Chaska Switching Station on the Wilson-Young America transmission line in Carver County to the Excelsior Substation in the City of Excelsior in Hennepin County.

A transmission line extending northwesterly from the Coon Rapids-Young America transmission line in Hennepin County at a point one (1) mile east and one (1) mile north of the Delano Substation in Wright County to the Crow River Substation approximately one (1) mile northwest of the City of Delano in Wright County.

A transmission line extending westerly from the Crow River Substation, approximately one (1) mile northwest of the City of Delano in Wright County, to the Dassel Substation just south of the City of Dassel in Meeker County with an extension from the Dassel Substation to the Meeker County Rural Electric Cooperative, south of the City of Dassel in Meeker County.

A transmission line extending easterly from the Lake Lillian Substation just southwest of the City of Lake Lillian in Kandiyohi County to the Meeker County Rural Electric Cooperative line just west of the City of Cosmos in Meeker County.

Two transmission lines extending northeasterly from a point on the Riverside-Terminal transmission line, approximately one (1) mile south of New Brighton in Ramsey County, to the Arden Hills Substation just north of Lake Valentine in the City of Arden Hills in Ramsey County.

A transmission line extending northerly from the Bird Island Substation in the City of Bird Island in Renville County to Lake Lillian Substation just southwest of the City of Lake Lillian in Kandiyohi County.

A transmission line extending southerly from the Wilmarth Generating Plant north of Mankato in Blue Earth county to an interconnection with the Interstate Power Company approximately two (2) miles south of the town of Winnebago in Faribault County.

A transmission line extending easterly from a point on the boundary line between Rock County in the State of Minnesota and Minnehaha County in the State of South Dakota to a point of interconnection with the Interstate Power Company approximately three (3) miles west of the town of Luverne in Rock County.

A transmission line extending northwesterly from the Riverside Generating Plant in the city of Minneapolis in Hennepin County to the Brooklyn Center Switching Station in the City of Brooklyn Center in Hennepin County.

A transmission line extending northwesterly from the Aldrich Substation in the City of Minneapolis in Hennepin County to a point on the Gleason Lake tap transmission line in the City of Golden Valley in Hennepin County.

A transmission line extending westerly from the Gleason Lake Substation in Hennepin County to the Crow River Substation approximately one (1) mile northwest of the City of Delano in Wright County.

A transmission line extending southerly from the Black Dog Generating Plant in Dakota. County to the West Faribault Substation approximately one-half (1/2) mile south of the town of Faribault in Rice County and thence westerly to the Wilmarth Generating Plant north of the city of Mankato in Blue Earth County.

A transmission line extending easterly from the Black Dog Generating Plant in Dakota County to the Inver Grove Substation in Dakota County.

A transmission line extending westerly from the Wilmarth Generating Plant north of the city of Mankato in Blue Earth County to the Franklin Substation in the City of Franklin in Renville County thence northwesterly to the Minnesota Valley Generating Plant south of the City of Granite Falls in Chippewa County.

A transmission line extending northerly from the Red Rock Substation in the city of South St. Paul in Dakota County to the Oakdale Substation in Washington County just east of the city of North St. Paul in Ramsey County.

A transmission line extending southeasterly from the Main St Substation in the city of Minneapolis in Hennepin County to the Southtown Substation in the city of Minneapolis in Hennepin County.

A transmission line extending northeasterly from the Black Dog Generating Plant in Dakota County to the Southtown Substation in the city of Minneapolis in Hennepin County.

Two (2) transmission lines extending southerly from the Inver Grove Substation in Dakota County to the Great Northern Refinery Substation in Dakota County and thence southerly to a point on the Rogers Lake-Northfield-Hastings transmission line in Dakota County.

A transmission line extending easterly from a point on the Chaska Switching Station-Jordan transmission line in Scott County to the Shakopee Substation in the city of Shakopee in Scott County.

A transmission line extending northeasterly from the Excelsior Substation in the City of Excelsior in Hennepin County to the Deephaven Substation in the City of Deephaven in Hennepin County thence southeasterly to the Glen Lake Substation in Hennepin County thence northwesterly to the Gleason Lake Substation in Hennepin County.

A transmission line extending southwesterly from the Zumbrota Substation in the City of Zumbrota in Goodhue County to the Dodge Center Substation in the City of Dodge Center in Dodge County.

A transmission line extending westerly from a point on the Crow River-Dassel transmission line approximately one (1) mile northeast of the City of Dassel in Meeker County to the Atwater Substation in the City of Atwater in Kandiyohi County.

A transmission line extending southwesterly from the High Bridge Generating Plant in the City of Saint Paul in Ramsey County for approximately four (4) miles and then turning in a northwesterly direction to the Southtown Substation located in the City of Minneapolis in Hennepin County.

A transmission line extending westerly from the Black Dog Generating Plant in Dakota County to Carver County Substation located southeast of the City of Young America in Carver County.

A transmission line extending westerly from the Minnesota Valley Steam Plant in Chippewa County for approximately two (2) miles thence north to the United States Bureau of Reclamation Substation just north of the City of Granite Falls in Chippewa County;

A transmission line exten4ing south from Atwater Substation located in the City of Atwater in Kandiyohi County to a point on the Cosmos-Lake Lillian transmission line approximately two (2) miles west of the City of Cosmos in Meeker County.

A double circuit transmission line extending west from Carver County Substation southeast of Young America in Carver County and joining to the existing Young America-Arlington transmission line approximately two (2) miles south of Young America in Carver County.

A transmission line extending from Carver County Substation southeast of Young America in Carver County and joining the existing Chaska-Young America transmission line approximately one (1) mile east of Young America in Carver County.

A transmission line extending northeast from the St. Bonifacius Substation in the City of St. Bonifacius in Hennepin County to the Mound Substation in the City of Mound in Hennepin County.

A transmission line extending south from Watertown Substation in the City of Watertown in Carver County to the Waconia Substation in the City of Waconia in Carver County.

A transmission line extending north from the Waconia Substation in the City of Waconia in Carver County to the St. Bonifacius Substation in the City of St. Bonifacius in Hennepin County.

A transmission line extending northerly from a point on the Aldrich-St. Louis Park Transmission Line approximately One and One-Half (1 1/2) miles North of the St. Louis Park Substation in the City of St. Louis Park in Hennepin County for approximately Two (2) miles; thence westerly for approximately One
(1) mile to the Medicine Lake Substation in the City of Golden Valley in Hennepin County.

A transmission line extending southeasterly from the Terminal Substation in the City of Lauderdale in Ramsey County to the Daytons Bluff Substation in the City of St. Paul in Ramsey County.

A transmission line extending southwesterly from the Daytons Bluff Substation in the City of St. Paul in Ramsey County to the High Bridge Steam Plant in the City of St. Paul in Ramsey County.

A double-circuit transmission line extending westerly from a point on the Northfield-Faribault Transmission Line approximately One and One-Half (1 1/2) miles North of the Faribault Substation in the City of Faribault in Rice County to the Fair Park Substation in the City of Faribault in Rice County.

A transmission line extending southerly from a point on the Pipestone-Tracy Transmission Line approximately Nine (9) miles East of the City of Pipestone in Pipestone County to the Rock River Substation, which is approximately Two (2) miles North of the Town of Edgerton in Pipestone County.

A transmission line extending southeasterly from the Town of Jordan in Scott County to the Heidelberg Substation, which is approximately One and One-Half (1 1/2) miles Southeast of the Town of New Prague in LeSueur County.

A transmission line extending northerly from the Hugo Substation, which is approximately One-Half (1/2) mile North of the Town of Hugo in Washington County to the Town of Forest Lake in Washington County.

A transmission line extending northerly from a point on the Riverside-Arden Hills Transmission Line approximately Three-quarters (3/4) miles East of the Riverside Steam Plant in the City of Minneapolis for approximately Four and One-Half (4 1/2) miles; thence easterly for approximately One (1) mile to the Moore Lake Substation in the City of Fridley in Anoka County.

A transmission line extending southeasterly from the Coon Rapids Substation in the City of Brooklyn Park, Hennepin County, for approximately Five (5) miles; thence southerly for approximately One and One-Half (1 1/2) miles to Moore Lake Substation in the City of Fridley in Anoka County.

A transmission line extending northerly from Black Dog Steam Plant in Dakota County for approximately Four (4) miles; thence westerly for approximately Five and One-Half (5 1/2) miles; thence northerly for approximately Five and One-Half (5 1/2) miles to the St. Louis Park Substation in the City of St. Louis Park in Hennepin County.

A transmission line extending easterly from the Inver Grove Substation in Dakota County to the Chemolite Substation in Washington County.

A transmission line extending southeasterly from a point on the St. Cloud-Sauk Centre Transmission Line to St. John's Substation at St. John's University in Stearns County.

A transmission line extending southerly from a point on the Rapidan-Butterfield Transmission Line approximately Two (2) miles East of the Town of Butterfield to a point of interconnection with the Interstate Power Company in Watonwan County.

A transmission line extending easterly from the City of Winona in Winona County for One-Half (1/2) mile to the Mississippi River.

A transmission line extending southeasterly from the City of Red Wing in Goodhue County to the Wabasha Substation in the City of Wabasha in Wabasha County.

A transmission line extending southeasterly from a point on the Scott County-Gleasons Lake Transmission Line approximately Four and One-Half (4 1/2) miles East of the Chaska Switching Station in Hennepin County for approximately One (1) mile to Valley Park Substation in Scott County.

A transmission line extending southeasterly from the Chemolite Substation in Washington County for approximately Five and One-Half (5 1/2) miles to the Hastings Substation in the City of Hastings in Dakota County.

A transmission line extending southeasterly from the Wright County Substation in the City of Maple Lake in Wright County for approximately Eight (8) miles to Buffalo Substation in the City of Buffalo in Wright County.

A transmission line extending easterly from a point on the Zumbrota-Dodge Center Transmission Line approximately One-Half (1/2) mile South of Zumbrota Substation in the City of Zumbrota in Goodhue County for approximately Fourteen and One-Half (14 1/2) miles to Zumbro Falls Substation in the City of Zumbro Falls in Wabasha County.

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A transmission line extending northeasterly from the Traverse Substation in
Nicollet County for approximately One and One-Half (1 1/2) miles; thence easterly for approximately Four and One-Quarter (4 1/4) miles to St. Peter Substation in the City of St. Peter in Nicollet County.

A transmission line extending westerly from the Black Dog Generating Plant in Dakota County for approximately Seventeen (17) miles, to a point on the Black Dog-Scott County-Carver County transmission line approximately One and One-half (1 1/2) miles south of the Scott County Substation in Scott County.

A transmission line extending westerly from the Dodge Center Substation in the Town of Dodge Center in Dodge County for approximately Three (3) miles; thence northerly for approximately Seventeen (17) miles to Kenyon Substation in Goodhue County.

A transmission line extending northerly from the Tracy Substation near the City of Tracy in Lyon County for approximately One (1) mile; thence westerly for approximately Twelve (12) miles to Lake Yankton Substation in Lyon County.

A transmission line extending westerly from the Ada Substation near the City of Ada in Norman County for approximately Three (3) miles to a point of connection with Minnkota Power Coop. Inc. in Norman County.

A transmission line extending southerly from a point on the St.
Cloud-Paynesville transmission line in the Town of Cold Spring in Stearns County for approximately Two (2) miles to Wakefield Substation in Stearns County.

A transmission line extending northwesterly from a point on the Wilmarth-Rapidan Transmission Line approximately Seven (7) miles east of the Rapidan Substation in Blue Earth County for approximately Four and Three-quarters (4 3/4) miles to Sibley Park Substation in the Town of North Mankato in Nicollet County.

A transmission line extending westerly from the Wilmarth Steam Plant in Blue Earth County for approximately Two (2) miles to a point on the Wilmarth-Arlington Transmission Line approximately Seven (7) miles south of the Traverse Substation in Nicollet County.

A transmission line extending easterly from the Waseca Substation in the Town of Waseca in Waseca County for approximately Seven (7) miles to a point of connection with Interstate Power Company in Waseca County.

A transmission line extending southerly from a point on the Wilmarth-Arlington Transmission Line approximately One (1) mile south and One and one-half (1 1/2) miles west of Wilmarth Steam Plant in Blue Earth County for approximately One and three-quarters (1 3/4) miles to Sibley Park Substation in the Town of North Mankato in Nicollet County.

A transmission line extending westerly from the Medicine Lake Substation in Hennepin County for approximately Six (6) miles to Gleason Lake Substation in Hennepin County.

A transmission line extending easterly from Douglas County Substation in Douglas County for approximately Five (5) miles; thence northeasterly for approximately Five (5) miles to a point of connection with Minnesota Power and Light Company in Todd County.

A transmission line extending westerly from Douglas County Substation in Douglas County for approximately Six (6) miles to a point of connection with Otter Tail Power Company in Douglas County.

A transmission line extending northerly from the Red Rock Substation in the Town of Newport in Washington County for approximately Eighty (80) miles to a point of connection with Minnesota Power and Light Company in Pine County.

A transmission line extending southerly from a point on the former Rogers Lake-Rosemount transmission line approximately two (2) miles west of the town of Rosemount in Dakota County, for approximately twenty-three (23) miles to Cannon Falls Substation in Dakota County.

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A transmission line extending northwesterly from a connection with Interstate
Power Company near the town of Wells in Faribault County for approximately seven and one-half (7 1/2) miles to Minnesota Lake Substation in the town of Minnesota Lake in Faribault County.

A transmission line extending southwesterly from Plato Substation approximately one (1) mile north of the town of Plato in McLeod County for approximately five
(5) miles to a connection with the City of Glencoe in McLeod County.

A transmission line extending easterly from Red Rock Substation in the town of Newport in Washington County for approximately fourteen (14) miles to a point of interconnection with NSP Company of Wisconsin at the St. Croix River.

A transmission line extending northerly from Red Rock Substation in the town of Newport in Washington County for approximately five and one-half (5 1/2) miles; thence easterly for approximately seven and one-half (7 1/2) miles; thence northerly for approximately six and three-quarters (6 3/4) miles to Oak Park Substation in the town of Oak Park in Washington County.

A transmission line extending southerly from a point of connection with Brown County REA in Brown County for approximately two (2) miles; thence northwesterly for approximately six and one-quarter (6 1/4) miles to the town of Evan in Brown County.

A transmission line extending easterly from Arden Hills Substation in Ramsey County for approximately seven and one-quarter (7 1/4) miles to Goose Lake Substation in Ramsey County.

A transmission line extending southeasterly from Inver Grove Substation in Dakota County for approximately two and one-quarters (2 1/4) miles to a point of connection with an existing transmission line approximately one (1) mile west of Great Northern Oil Substation in Dakota County.

A transmission line extending easterly from Oak Park Substation in the town of Oak Park in Washington County for approximately one and one-quarter (1 1/4) miles to a point of interconnection with NSP Company of Wisconsin at the St. Croix River.

A transmission line extending westerly from Glenwood Substation in the town of Glenwood in Pope County for approximate]y eight and one-half (8 1/2) miles to Lowry Substation in Pope County.

A transmission line extending northwesterly from Winona Steam Plant in the City of Winona in Winona County for approximately five and three-quarter (5 3/4) miles; thence northeasterly three (3) miles to a point of interconnection with NSP Company of Wisconsin at the Mississippi River.

A transmission line extending southerly from Whitney Steam Plant in the city of St. Cloud in Stearns County for approximately one and one-half (1 1/2) miles; thence westerly for approximately five and three-quarter (5 3/4) miles; thence northerly for approximately fifteen and one-quarter (15 1/4) miles to a point of interconnection with Minnesota Power and Light Company in Stearns County.

A transmission line extending southerly from Riverside Steam Plant in the City of Minneapolis in Hennepin County for approximately five (5) miles to Aldrich Substation in the City of Minneapolis in Hennepin County.

A transmission line extending easterly from Maynard Substation in Chippewa County for approximately six (6) miles to Clara City Substation in the town of Clara City in Chippewa County.

A transmission line extending southerly from Wakefield Substation in Stearns County for approximately seven and one-quarter (7 1/4) miles to a point on the Paynesville-Wright County transmission line in Meeker County.

A transmission line extending southwesterly from Kimball Substation in the town of Kimball in Stearns County for approximately two and three-quarter (2 3/4) miles to a connection with Meeker Co-op Light and Power Association in Meeker County.

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A transmission line extending northerly from a point on the Red Wing-Cannon
Falls transmission line for approximately two and three-quarter (2 3/4) miles to Burnside Substation in Goodhue County.

A transmission line extending northwesterly from the town of Evan in Brown County, for approximately five and one-half (5 1/2) miles to Morgan Substation near the town of Morgan in Redwood County; thence northerly for approximately ten (10) miles to Franklin Substation in the town of Franklin in Renville County.

A transmission line extending northerly from a point on the West Coon Rapids-St. Cloud transmission line in Champlin Township, Hennepin County, for approximately three (3) miles to Crooked Lake Substation in the City of Coon Rapids in Anoka County.

A transmission line extending southwesterly from Jordan Substation in the town of Jordan in Scott County for approximately eight and one-quarter (8 1/4) miles to Belle Plaine Substation in the town of Belle Plaine in Scott County.

A double circuit transmission line extending northerly from a point on the Red Rock-Eau Claire transmission line for approximately nineteen (19) miles to Allen
S. King Plant in the town of Bayport in Washington County.

A transmission line extending northwesterly from a point on the Black Dog-Minn. Valley transmission line for approximately two and one-third (2 1/3) miles to U.S.B.R. Substation in Chippewa County.

A transmission line extending northerly from Red Rock Substation in the town of Newport in Washington County for approximately one (1) mile to North Star Steel Substation in the City of St. Paul in Ramsey County.

A transmission line extending easterly from St. Peter Substation in the town of St. Peter in Nicollet County for approximately four and one-half (4 1/2) miles to a point of interconnection with Interstate Power Company in the town of Cleveland in LeSueur County.

A transmission line extending southerly from Red Rock Substation in the Town of Newport, in Washington County for approximately one hundred and three (103) miles to Adams Substation near the town of Adams, in Mower County.

A transmission line extending easterly from a point of interconnection with Otter Tail Power Company near the town of Detroit Lakes in Becker County for approximately thirty eight and one-half (38 1/2) miles to a point of inter-connection with Minnesota Power and Light Company, near the town of Hubbard, in Hubbard County.

A transmission line (underground) extending southerly from a point near the Mississippi River in the City of Minneapolis, in Hennepin County for approximately three-quarters (3/4) of a mile to Fifth Street Substation in the City of Minneapolis, in Hennepin County.

A transmission line extending westerly from a point on the Minnesota Valley-Clara City transmission line for approximately nine and one-half (9 1/2) miles to Fiesta Substation, in the town of Montevideo, in Chippewa County.

A transmission line extending westerly from a point on the Arden Hills-Hugo transmission line for approximately one (1) mile to Minnesota Pipeline Substation near the town of Hugo, in Washington County.

A transmission line extending easterly from a point on the Paynesville-Sauk Centre transmission line for approximately three and three-quarters (3 3/4) miles to a connection with the City of Melrose in the City of Melrose in Stearns County.

A double circuit transmission line extending westerly from King Steam Plant in the City of Oak Park Heights, in Washington County for approximately Twenty-three (23) miles to Terminal Substation in the City of Lauderdale, in Ramsey County.


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A double transmission line extending westerly from a point on the Black Dog-St.
Louis Park transmission line in the City of Bloomington, in Hennepin County for approximately Five and One Half (5 1/2) miles to Westgate Substation in the City of Eden Prairie, in Hennepin County.

A transmission line extending easterly from Red Rock Substation in the City of Newport, in Washington County for approximately Four (4) miles; thence southerly for approximately Seven (7) miles to Chemolite Substation, in Washington County.

A transmission line extending easterly from St. Cloud Steam Plant in the City of St. Cloud, in Stearns County for approximately Two and One Half (2 1/2) miles; thence northwesterly for approximately Three and One Half (3 1/2) miles to Granite City peaking plant in Benton County.

A transmission line extending southeasterly from a point on the Scott County-Glen Lake transmission line in the City of Minnetonka, in Hennepin County for approximately Four (4) miles to Westgate Substation in the City of Eden Prairie, in Hennepin County.

A transmission line extending northerly from Westgate Substation in the City of Eden Prairie, in Hennepin County for approximately Three and Three-quarter (3 3/4) miles to Glen Lake Substation in the City of Minnetonka, in Hennepin County.

A transmission line extending northerly from Wells Creek Substation in the City of Goodhue, in Goodhue County for approximately Three-quarter (3/4) mile to a point of connection with Goodhue County Co-op. in Goodhue County.

A transmission line extending southwesterly from Red Rock Substation in the City of Newport, in Washington County, for approximately 27 miles; thence northerly for approximately 15 miles to Parkers Lake Substation in the City of Plymouth, in Hennepin County.

A transmission line extending southeasterly from Monticello Nuclear Plant near the town of Monticello, in Wright County, for approximately 37 miles to Parkers Lake Substation in the City of Plymouth, in Hennepin County.

A transmission line extending easterly from a point on the Rogers Lake- Cannon Falls transmission line in the City of Inver Grove Heights, in Dakota County, for approximately 1~4 miles to Inver Grove Substation in the City of Inver Grove Heights, in Dakota County.

A double circuit transmission line extending northwesterly from a point on the High Bridge-Southtown transmission line in the City of Lilydale, in Dakota County, for approximately 1 1/2 miles to Sheppard Substation in the City of St. Paul, in Ramsey County.

A double circuit transmission line extending westerly from a point on the Red Rock-Chemolite transmission line in the City of Cottage Grove in Washington County, for approximately 3/4 mile to Cottage Grove Substation in the City of Cottage Grove, in Washington County.

A transmission line extending northerly from Crow River Substation near the Town of Delano, in Wright County, for approximately 21 miles to Monticello Nuclear Plant near the Town of Monticello, in Wright County.

A transmission line extending northerly from Red Rock Substation in the City of Newport, in Washington County, for approximately 3/4 mile to North Star Steel Substation in the City of St. Paul, in Ramsey County.

A transmission line extending southwesterly from Parkers Lake Substation in the City of Plymouth, in Hennepin County, for approximately 140 1/2 miles to a point of interconnection with Interstate Power Company near the Town of Lakefield, in Jackson County.

A transmission line extending northwesterly from Coon Creek Substation in the City of Coon Rapids, in Anoka County, for approximately 1 1/4 miles to an interconnection with Rural Cooperative Power Association in the City of Coon Rapids, in Anoka County.

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A transmission line extending southerly from Goose Lake Substation in Ramsey
County for approximately 3 1/4 miles to a point on the Long Lake-Ramsey transmission line in the City of Maplewood, in Ramsey County.

A transmission line extending northwesterly from Terminal Substation in the City of Lauderdale, in Ramsey County, for approximately 13 1/2 miles to Coon Creek Substation in the City of Coon Rapids, in Anoka County.

A transmission line extending northwesterly from Coon Creek Substation in the City of Coon Rapids, in Anoka County, for approximately 40 miles to Monticello Nuclear Plant near the Town of Monticello, in Wright County.

A transmission line extending westerly from a point on the Rogers
Lake-Northfield transmission line near the town of Farmington, in Dakota County, for approximately 4 miles to Air Lake Substation near the Town of Lakeville, in Dakota County.

A transmission line extending from a point easterly on the Paynesville-Sauk Centre transmission line in Stearns County for approximately 1/2 mile to Meire Grove Substation near the Town of Meire Grove, in Stearns County.

A transmission line extending easterly from a point on the Jordan-Heidelberg transmission line near the Town of New Prague, in LeSueur County, for approximately 7 miles to Veseli Substation near the Town of Veseli, in Rice County.

A transmission line extending southeasterly from Winona Substation in the City of Winona, in Winona County, for approximately 1 3/4 miles to a point of interconnection with NSP Company of Wisconsin at the Mississippi River.

A transmission line extending westerly from a point on the Arden Hills-St. Croix Falls transmission line in Chisago County for approximately 9 miles to Lindstrom Substation in the City of Lindstrom, in Chisago County.

A transmission line extending easterly from a point on the Black Oak-Douglas County transmission line in Stearns County for approximately one (1) mile to Sauk Centre Substation in the town of Sauk Centre, in Stearns County.

A double circuit transmission line extending southerly from a point on the Aldrich-St. Louis Park transmission line in the City of St. Louis Park in Hennepin County for approximately one and one-half (1 1/2) miles to St. Louis Park Substation in the City of St. Louis Park, in Hennepin County.

A transmission line extending easterly from a point on the St. Cloud-MPL connection transmission line in Stearns County for approximately three and one-half (3 1/2) miles to Crossroads Substation in the City of St. Cloud in Stearns County.

A double circuit transmission line extending westerly from Prairie Island Substation in Goodhue County for approximately two and one-half (2 1/2) miles to a point on the former Red Rock-Adams transmission line now called Red Rock-Prairie Island in Goodhue County.

A double circuit transmission line extending westerly from Prairie Island Substation in Goodhue County for approximately two and one-half (2 1/2) miles to a point on the former Red Rock-Adams transmission line now called Prairie Island-Adams in Goodhue County.

A double circuit transmission line extending northerly from a point on the Red Rock-North Star Steel transmission line in Ramsey County for approximately three and one-half (3 1/2) miles to Battle Creek Substation in the City of St. Paul in Ramsey County.

A transmission line extending northerly from Red Rock Substation in the City of Newport in Washington County for approximately one-half (1/2) mile to the double circuit portion of the Red Rock-Battle Creek transmission line in Ramsey County.

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A double circuit transmission line extending southerly from a point on the Blue
Lake-Red Rock transmission line in Dakota County for approximately one and one-half (1 1/2) miles to Inver Hills Substation in the City of Inver Grove Heights in Dakota County.

A transmission line extending northwesterly from Osseo Substation in Hennepin County for approximately one (1) mile to an interconnection with a Rural Cooperative Power Association transmission line in Hennepin County.

A transmission line extending westerly from Prairie Island Substation in Goodhue County for approximately eighteen (18) miles; thence northerly for approximately eleven (11) miles; thence westerly for approximately twenty-three (23) miles to Blue Lake Substation near the town of Savage in Scott County.

A transmission line extending southwesterly from Granite City Substation in the City of East St. Cloud in Benton County for approximately one and three fourths (1 3/4) miles; thence westerly for approximately two (2) miles to Crossroads Substation in the City of St. Cloud in Stearns County.

A transmission line extending southwesterly from Lindstrom Substation in the City of Lindstrom, in Chisago County, for approximately twelve (12) miles to Wyoming Substation near the City of Wyoming in Chisago County.

A double circuit transmission line extending southerly from Hyland Lake Substation in the City of Bloomington in Hennepin County for approximately two
(2) miles; thence westerly for approximately three and one-half (3 1/2) miles to Blue Lake Substation near the town of Savage in Scott County.

A transmission line extending easterly from a point on the Grand Forks-USBR transmission line in the City of East Grand Forks in Polk County for approximately one (1) mile to Point Substation in the City of East Grand Forks in Polk County.

A double circuit transmission line extending southeasterly from a point on the Black Dog - Southtown transmission line in Eagan Township in Dakota County for approximately one fourth (1/4) mile to Cedarvale Substation in Dakota County.

A transmission line extending northerly from Parkers Lake Substation in the City of Plymouth in Hennepin County for approximately ten miles; thence southeasterly for approximately one and one-half (1 1/2) miles to a point approximately one
(1) mile northwest of Osseo Substation in Hennepin County.

A transmission line extending Southeasterly from Red Rock Substation in the City of Newport in Washington County for approximately twenty nine and one half (29 1/2) miles to a point on the Prairie Island-Red Rock transmission line approximately two and one half (2 1/2) miles West of Prairie Island Substation in Goodhue County.

A transmission line extending Northwesterly from a point on the former King-Arden Hills transmission line now called King-Coon Creek for approximately eleven (11) miles to Coon Creek Substation in the City of Coon Rapids in Anoka County.

A transmission line extending Southerly from a point on the Red Rock-North Star Steel transmission line in Ramsey County for approximately one quarter (1/4) mile to Maxwell Substation in the City of St Paul in Ramsey County.

A transmission line extending Southeasterly from Sherburne County Substation in Becker Township in Sherburne County for approximately four and three quarters (4 3/4) miles to a point on the Monticello-Coon Creek transmission line in Sherburne County approximately one (1) mile Northeast of Monticello Substation in Wright County.

A transmission line extending northerly from a point on the former Hugo-Forest Lake Transmission Line now called Goose Lake-Wyoming for approximately one and three quarter (1 3/4) miles to Wyoming Substation near the City of Wyoming in Chisago County.

A transmission line extending northerly from a point on the Inver Grove-Koch Refinery Transmission line at Inver Grove Substation in Dakota County for approximately one half (1/2) mile; thence westerly for approximately one (1) mile to Wescott Substation in Dakota County.

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

A transmission line extending southeasterly from Sherburne County Substation in Becker Township in Sherburne County for approximately four and three quarter (4 3/4) miles to a point on the former Monticello-Coon Creek Transmission Line now called Sherburne County-Terminal approximately one (1) mile northeast of Monticello Substation in Wright County.

A transmission line extending southeasterly from Credit River Substation near the City of Prior Lake in Scott County for approximately one quarter (1/4) mile to a connection with Cooperative Power Association Transmission Line approximately one quarter (1/4) mile southeast of the City of Prior Lake in Scott County.

A transmission line extending southeasterly from Sherburne County Substation in Becker Township in Sherburne County for approximately thirty-three (33) miles to a connection with Cooperative Power Association-United Power Association in the City of Maple Grove in Hennepin County.

A transmission line extending easterly from Sherburne County Substation in Becker Township in Sherburne County for approximately forty-three and one-half (43 1/2) miles to Coon Creek Substation in the City of Coon Rapids in Anoka County.

A transmission line extending southerly from a point on the Blue Lake-Lakefield Junction transmission line near the City of Mankato in Blue Earth County for approximately one and one-half (1 1/2) miles to Wilmarth Substation in the City of Mankato in Blue Earth County.

A double circuit transmission line extending westerly from Benton County Substation in Minden Township in Benton County for approximately four and one-half (4 1/2) miles to a point on the former St. Cloud-Granite City transmission line now called St. Cloud-Benton County and Benton County Granite City in the City of St. Cloud in Stearns County.

A transmission line extending westward from West Coon Rapids Substation in the City of Coon Rapids in Hennepin County for approximately three and one-quarter (3 1/4) miles, thence southerly for approximately one and one-half (1 1/2) miles to Osseo Substation in the City of Osseo in Hennepin County.

A transmission line extending southerly from a point on the Inver
Grove-Chemolite transmission line in the City of Inver Grove Heights in Dakota County for approximately one (1) mile to Linde Substation in the City of Inver Grove Heights in Dakota County.

A transmission line extending northerly from a point on the Wilmarth-West Faribault transmission line near the City of Mankato in Blue Earth County for approximately three-fourths (3/4) mile to Dome Substation near the City of Mankato in Blue Earth County.

A transmission line extending northwesterly from Red Wing Substation in the City of Red Wing in Goodhue County for approximately four and one-half (4 1/2) miles to Spring Creek Substation near the City of Red Wing in Goodhue County.

A transmission line extending northerly from West Faribault Substation in the City of Faribault in Rice County for approximately four (4) miles to Fair Park Substation in Rice County.

A transmission line extending northerly from a point on an existing transmission line in the City of Forest Lake in Washington County for approximately one and three-quarter (1 3/4) miles to Wyoming Substation in the City of Wyoming in Chisago County.

A transmission line extending northwesterly from Osseo Substation in the City of Osseo in Hennepin County for approximately seven and three-quarter (7 3/4) miles to a point on an existing transmission line near the City of Champlin in Hennepin County.

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

A double circuit transmission line extending southeasterly from a point on the Wilmarth-Rapidan and Wilmarth-Waterville double circuit transmission line near the City of Mankato in Blue Earth County for approximately four and one-half (4 1/2) miles to Eastwood Substation near the City of Mankato in Blue Earth County.

A transmission line extending northerly from Twin Lakes Substation in City of Brooklyn Center in Hennepin County for approximately six (6) miles, thence easterly for approximately three (3) miles to Coon Creek Substation in the City of Coon Rapids in Anoka County.

A transmission line extending northerly from Wilmarth Substation in the City of Mankato in Blue Earth County for approximately one and one-half (1 1/2) miles to a point on the Blue Lake-Lakefield Junction transmission line near the City of Mankato in Blue Earth County.

A transmission line extending northerly from Chisago County Substation in Lent Township in Chisago County for approximately sixty-one and one-half (61 1/2) miles to a Minnesota Power and Light Company transmission line approximately one and one-half (1 1/2) miles south of the City of Denham and Bremen townships in Pine County.

A double circuit transmission line extending southerly from Chisago County Substation in Lent Township in Chisago County for approximately thirty-one and one-half (31 1/2) miles to a point on the former King-Coon Creek transmission line now called Chisago County Coon Creek and Chisago County-King, in the City of Lake Elmo in Washington County.

A transmission line extending northwesterly from Forbes Substation in LaVell Township in St. Louis County for approximately two hundred and one and one-half (201 1/2) miles to Manitoba Hydro Electric Board transmission line at the International border in Roseau County.

A double circuit transmission line extending southerly from a point on an existing transmission line in the City of Lakeland in Washington County for approximately three quarter (3/4) miles to Afton Substation in the City of Afton in Washington County.

A transmission line extending from Inver Grove Substation in Dakota County, easterly for approximately one (1) mile, thence southerly for approximately one half (1/2) mile to Inver Hills Substation in Dakota County, thence southerly for approximately two (2) miles to an interconnection with a Cooperative Power Association line in Dakota County.

A transmission line extending westerly from Inver Hills Substation in Dakota County for approximately one quarter (1/4) mile to Linde Substation in Dakota County.

A transmission line extending northerly from Granite City Substation near the City of St. Cloud in Benton County for approximately three (3) miles, thence westerly for approximately three (3) miles to St. Regis Substation in Benton County.

A transmission line extending northerly from Sherburne County Generating Plant located in the City of Becker in Sherburne County for approximately ten and one half (10 1/2) miles to an interconnection point with Cooperative Power Association in Sherburne County.

A transmission line extending underground and southerly from a point on the Main Street-Southtown transmission line in the City of Minneapolis in the Hennepin County for approximately one half (1/2) mile to Elliot Park Substation; thence easterly for approximately three quarters (3/4) mile to a point on the Main Street-Southtown transmission line in the City of Minneapolis in Hennepin County.

A transmission line extending easterly from the Mississippi River in LaCrescent Township in Houston County, Minnesota for approximately one and one fourth (1 1/4) miles to the LaCrescent Substation in the City of LaCrescent in Houston County, Minnesota; thence southerly for approximately one half (1/2) mile; thence northerly for approximately two and one half (2 1/2) miles to a Dairyland Power Cooperative line located west of the City of LaCrescent in Houston County, Minnesota.

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

A transmission line extending northeasterly from the Marshall Municipal Substation in Lake Marshall Township in Lyon County for approximately four and one-fourth (4 1/4) miles to a tap point on East River Cooperative's existing transmission line located approximately two (2) miles Southeast of Green Valley in Lyon County.

A transmission line extending southeasterly from the Zumbro Falls Substation in Gillford Township in Wabasha County for approximately one (1) mile then East for four and one-fourth (4 1/4) miles to the Peoples Cooperative Power Association's existing transmission line located approximately five (5) miles East of the City of Zumbro Falls in Wabasha County.

A transmission line extending westerly from the Westgate substation in Eden Prairie in Hennepin County for approximately five and one-third (5 1/3) miles then south for approximately two-third (2/3) mile into Bluff Creek Substation in Chaska in Carver County then continues south for five (5) miles into Scott County Substation in Jackson Township in Scott County.

A transmission line extending westerly from a tap point from an existing Cooperative Power Association transmission line located in Derrynane Township in LeSueur County for approximately eight (8) miles to the City of LeSueur's transmission line tap point located in LeSueur in LeSueur County.

A Double Circuit, in and out Tap Transmission line extending 0.637 miles Southerly; originating at a tap point on existing NSP line located in Section 16, Township 109 North, Range 45 West and terminating at Buffalo Ridge Substation in Section 22, Township 109 North, Range 45 West, Lincoln County.

A transmission line extending from the Riverside Plant approximately 2.30 miles and ending along West River Road in Sections 3, 10, and 15, Township 29 North, Range 21 West, Hennepin County.

A transmission line extending from the Chemolite Substation approximately 0.10 miles and ending at L.S. Power in Section 27, Township 27 North, Range 21 West, Washington County.

A transmission line extending from West Hastings approximately 6.55 miles and ending in the City of Rosemount in Sections 25, 26, 27, 28, 29, and 30, Township 115 North, Range18 West and Section 30, Township 115 North, Range 17 West, Dakota County.

A transmission line extending from the Chemolite Substation approximately 7.67 miles and ending in West Hastings in Sections 21, 28, 29, and 30, Township 115 North, Range 17 West, Dakota County and Sections 27, 35, and 36, Township

A double circuit transmission line extending west from Riverside Substation in the City of Minneapolis in Hennepin County approximately 1/4 mile, thence south approximately 2 miles to West River Road Substation in the City of Minneapolis in Hennepin County.

A transmission line extending westerly from West Hastings Substation west of the City of Hastings in Dakota County approximately 6.5 miles to Rosemount Substation in Dakota County.

A transmission line extending southeasterly from Chemolite Substation in Washington County approximately 1/2 mile and easterly approximately 1 mile and southeasterly approximately 1 mile, thence south approximately 1 1/2 mile to the Mississippi River in Washington County; continuing Southerly from the Mississippi River in Dakota County approximately 1 3/4 miles thence west approximately 1 3/4 miles to West Hastings Sub west of the City of Hastings in Dakota County.

A transmission line extending westerly from Hastings Substation in Dakota County approximately 3 miles to West Hastings Substation in Dakota County.
A transmission line extending southerly from Rogers Lake Substation in Dakota County approximately 2 miles to Lone Oak Substation in Dakota County.

A transmission line extending southerly from Chisago Substation in Chisago County and double circuited for approximately 4 3/4 miles and southerly as a single circuit for approximately 9 1/2 miles to Wyoming Substation in Chisago County and

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continuing south approximately 1 mile to the Chisago County boundary line, thence southerly approximately 11 miles to Hugo in Washington County and southerly approximately 2 1/2 miles to the Minnesota Pipeline Tap (Str 530) and approximately 1 mile west from Tap (Str 530) to Minnesota Pipeline Substation in Washington County: thence continuing southerly from Tap (Str
530) approximately 1 1/2 miles to Washington County boundary line; thence westerly approximately 4.5 miles and northerly approximately 1/2 miles to Goose Lake Sub in Ramsey County.

A transmission line extending northerly from Elm Creek Substation in Hennepin County and double circuited approximately 4 miles and Easterly approximately 1/2 mile, thence southeasterly as a single circuit 2 1/2 miles to Line 5506 in Hennepin County.

A transmission line extending southerly from Rogers Lake in Dakota County approximately 3 3/4 miles and westerly 2 miles to Lone Oak Substation in Dakota County.

A transmission line extending southerly from Koch Substation in Dakota County approximately 1 mile and westerly approximately 3/4 mile to Rosemount Substation in Dakota County.

A double circuit transmission line extending northerly from Riverside Substation in the City of Minneapolis in Hennepin County approximately 1 mile to Hennepin County boundary line and northerly approximately 1 3/4 miles to a point in Anoka County, thence westerly approximately 1 1/4 miles in Hennepin County the and northerly approximately 4 miles to Brooklyn Park Sub in the City of Brooklyn Park in Hennepin County, thence northerly a distant of approximately 2 miles and easterly approximately 1/2 mile to the Mississippi river and county line, thence easterly approximately 1 1/4 miles to Coon Creek Substation in Anoka County.


                         IN THE STATE OF NORTH DAKOTA.


A transmission line extending westerly from the City of Grand Forks to the City of Larimore all in Grand Forks County.

A transmission line extending southerly from a point one mile south of the City of Grand Forks in Grand Forks County to the City of Hillsboro in Traill County including a branch line to the City of Hatton in Traill County.

A transmission line extending northerly from the City of Fargo in Cass County, North Dakota, to the City of Hillsboro in Traill County, North Dakota.

A transmission line extending Northerly from a point on the Fargo-West Fargo transmission line at Third (3rd) Ave. and Sixteenth (16) Street in the City of Fargo, in Cass County, to the North Broadway Substation just North of the Fair Grounds on State Highway Eighteen (18), in Cass County.

A transmission line extending southerly from the Cass County Substation just west of Fargo in Cass County for approximately four (4) miles and thence westerly to the United States Bureau of Reclamation Substation southwest of the City of Fargo in Cass County.

A transmission line extending east from Cass County Substation just west of Fargo in Cass County for approximately two (2) miles and connecting with the existing Fargo Steam Plant-West Fargo transmission line in Cass County.

A transmission line extending southeasterly from the City of Minot in Ward County to the United States Bureau of Reclamation Steam Plant which is approximately Two (2) miles West of the Town of Voltaire in McHenry County.

A transmission line extending northerly from the Grand Forks Steam Plant in the City of Grand Forks for approximately Four (4) miles; thence westerly for approximately Two (2) miles to an interconnection with the United States Bureau of Reclamation approximately Four (4) miles Northwest of the City of Grand Forks in Grand Forks County.

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A transmission line extending easterly from the Souris Substation near the City of Minot in Ward County for approximately Three (3) miles; thence southerly for approximately Two (2) miles to Mallard Substation in Ward County.

A transmission line extending northeasterly from Prairie Substation in Grand Forks County for approximately six and one-half (6 1/2) miles to Minnkota Power Co-op Substation in Grand Forks County.

A transmission line extending easterly from Prairie Substation in Grand Forks County for approximately two (2) miles to a point of interconnection with Minnkota Power Co-op in Grand Forks County.

A double circuit transmission line extending easterly from Prairie Substation, in Grand Forks County for approximately Two (2) miles to a point One Half (1/2) mile north of North Substation in the City of Grand Forks, in Grand Forks County.

A double circuit transmission line extending southerly from Maple River Substation near the City of Fargo, in Cass County for approximately Three and Three-quarter (3 3/4) miles to a point One Half (1/2) mile west of Cass County Substation in the City of Fargo, in Cass County.

A transmission line extending southeasterly from Maple River Substation near the City of Fargo, in Cass County for approximately Five and One Half (5 1/2) miles to Red River Substation in the City of Fargo, in Cass County; thence southwesterly for approximately Two and Three-quarter (2 3/4) miles to a point of connection with an existing line that continues to U.S.B.R. Substation in Cass County.

A transmission line extending northerly from Drayton Substation (Minnkota Co-op) near the Town of Drayton, in Pembina County, for approximately 28 3/4 miles to a point of interconnection with Manitoba Hydro at the Canadian border.

A transmission line extending southerly from a point on the Maple River-Otter Tail Power Company transmission line in the City of West Fargo, in Cass County, for approximately 4 1/2 miles to a point of interconnection with Otter Tail Power Company in Cass County.


                             IN THE STATE OF SOUTH DAKOTA.

A transmission line extending westerly and southerly from a point on the Line between the States of Minnesota and South Dakota approximately 6 miles west of the City of Pipestone in Pipestone County, State of Minnesota, through a portion of Moody County to the City of Sioux Falls in Minnehaha County, including a branch line to the City of Dell Rapids in Minnehaha County and including 8 steel towers in the City of Sioux Falls.

A transmission line extending southerly from the City of Sioux Falls in Minnehaha County through a portion of Lincoln County to the City of Centerville in Turner County, including a branch line to a point on the Line between the States of South Dakota and Iowa, east of the City of Canton in Lincoln County.

A transmission line extending westerly from the City of Sioux Falls in Minnehaha County through a portion of McCook County to the City of Bridgewater in McCook County, including branch lines to the Cities. of Canistota and Bridgewater in McCook County.

A transmission line extending westerly from the Lawrence Electric Generating Station in Minnehaha County to join existing lines three (3) miles north of the City of Sioux Falls in Minnehaha County.

A transmission line extending westerly and southerly from the Lawrence Electric Generating Station in Minnehaha County to join existing lines in the City of Sioux Falls in Minnehaha County.

A transmission line extending from the Sioux Falls Loop Line in the City of Sioux Falls, in Minnehaha County, to the Cliff Ave. Substation in the City of Sioux Falls, in Minnehaha County.

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

A transmission line extending northeasterly from the Lawrence Steam Generating Plant just northeast of Sioux Falls in Minnehaha County to a point on the boundary line between Moody County, South Dakota, and Pipestone County, Minnesota.

A transmission line extending westerly from the Lawrence Generating Plant in Minnehaha County to a point on the boundary line between Minnehaha County in the State of South Dakota and Rock County in the State of Minnesota.

A transmission line extending West from Renner Substation in Minnehaha County for approximately One (1) mile; thence South for approximately Five (5) miles; thence West to Canistota Substation in McCook County.

A transmission line extending southerly from Lawrence Steam Plant in Minnehaha County for approximately eight and three-quarter (8 3/4) miles; thence westerly for approximately seven and three-quarter (7 3/4) miles; thence northerly for approximately four and one-half (4 1/2) miles to Cherry Creek Substation in Minnehaha County.

A transmission line extending easterly from Cherry Creek Substation in Minnehaha County for approximately three and one-half (3 1/2) miles to West Sioux Falls Substation in the City of Sioux Falls in Minnehaha County.

A transmission line extending westerly from Cherry Creek Substation near the City of Sioux Falls in Minnehaha County for approximately twenty three and three-quarters (23 3/4) miles to Grant Substation in McCook County.

A transmission line extending northwesterly from Canistota Substation in the town of Canistota in McCook County for approximately ten and one-half (10 1/2) miles to Salem Substation in the town of Salem in McCook County.

A transmission line extending westerly from Grant Substation in McCook County for approximately ten and one-half (10 1/2) miles; thence northerly for approximately seven (7) miles; thence westerly for approximately six and one-half (6 1/2) miles to a point of interconnection with Northwestern Public Service Company, near the town of Emery, in Hanson County.

A transmission line extending southeasterly from Pathfinder Substation near the City of Sioux Falls in Minnehaha County for approximately one-half (1/2) mile to Split Rock Substations near the City of Sioux Falls in Minnehaha County.

A transmission line extending westerly from Split Rock Substation near the City of Sioux Falls in Minnehaha County for approximately ten (10) miles, thence southerly for approximately six and one half (6 1/2) miles, thence easterly for approximately one (1) mile to West Sioux Substation in the City of Sioux Falls in Minnehaha County.

A double circuit transmission line extending easterly from Split Rock Substation near the City of Sioux Falls in Minnehaha County for approximately five (5) miles to a point on an existing transmission line in Minnehaha County.

A double circuit transmission line extending northerly from a point on an existing transmission line near the City of Sioux Falls in Minnehaha County for approximately one (1) mile to the Split Rock Substation in Minnehaha County.

A transmission line extending westerly from a tap point from an existing transmission line located approximately one-half (1/2) mile north of Canton in Lincoln County in South Dakota for approximately two (2) miles then south for approximately one (1) mile to East River Electric Cooperative's existing transmission line located approximately one (1) mile west of Canton in Lincoln County.

A transmission line extending between Split Rock Sub and Pathfinder Peaking for approximately 0.40 miles in Minnehaha County; South Dakota in Sections 30 & 31, Township 102, Range 48.

A transmission line extending westerly from Split Rock Substation in Minnehaha County, South Dakota approximately 9 1/2 miles and southerly 6 1/4 miles to Cherry Creek Substation in Minnehaha County, South Dakota.

                  GAS PLANTS AND GAS DISTRIBUTION SYSTEMS OF

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
                                 THE COMPANY

                   The following gas plants and gas distribution systems of the Company, namely:

                          IN THE STATE OF MINNESOTA

A pipe line serving Industrial Natural Gas extending in a northeasterly direction from the St. Paul city limits and Water Street to High Bridge Steam Generating Station.

A pipe line serving Industrial Natural Gas extending in a northeasterly direction from the Mississippi River and about Cretin Avenue through the City of St. Paul to the Minnesota State Fairgrounds adjacent to said City.

A pipe line serving domestic, commercial, and industrial natural gas, extending in a Northwesterly direction from a point in the City of Lilydale, Dakota County, across the Mississippi River to a high pressure distribution network lying within the limits of the City of St. Paul.

The Sibley propane air gas plant in Mendota Heights used for standby service for the City of St. Paul and the surrounding communities.

A gas feeder line extending northerly from the South St. Paul Station in South St. Paul, Dakota County, through the northerly part of Newport, Washington County, and the easterly part of Maplewood, Ramsey County, to North St. Paul, Ramsey County. This feeder reinforces the gas supply to the City of St. Paul and suburban area.

The Maplewood propane-air gas plant in the city of Maplewood, Ramsey County, used for peak shaving and emergency standby service for the City of St. Paul and surrounding communities.

A gas feeder line from the town border station in Benton County to the gas distribution system in St. Cloud in Stearns County and gas distribution systems in Sauk Rapids, Benton County, and Waite Park, Stearns County.

A gas feeder line from the town border station in Washington County through Mahtomedi, Willernie and Birchwood to White Bear Lake, and new gas distribution systems in Mahtomedi, Willernie, Birchwood and White Bear Lake.

A Refrigerated Propane Storage Plant located in Section 30, Inver Grove Township, Dakota County, consisting of one 120,000 barrel tank with associated refrigeration equipment.

A Refrigerated Liquid Propane Tank, with a storage capacity of 5,750,000 gallons, located in the City of Inver Grove Heights, Dakota County

A Liquefied Natural Gas satellite facility with a storage capacity of 1,600,000 gallons and vaporization capacity of 24,000 MCF/day, located in the City of Inver Grove Heights, Dakota County.

A 12" high pressure feeder gas line from the Maplewood Propane Plant located in the City of Maplewood, Ramsey County, extending easterly approximately five (5) miles through the City of Oakdale and into the City of Lake Elmo, both in Washington County, to Northern Natural Gas Company's Lake Elmo Town Border Station No. 1-B.

A 12" high pressure feeder gas line extending northerly from the City of Maplewood, approximately eight (8) miles through the Cities of Little Canada, Vadnais Heights, North Oaks and Shoreview in Ramsey County.

An 8" high pressure feeder gas line extending northwesterly from the City of Shoreview approximately three (3) miles through the Cities of Arden Hills and New Brighton in Ramsey County.

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

An eight inch High Pressure Feeder Gas Line extending northwesterly from the City of New Brighton approximately two (2) miles to the City of Mounds View in Ramsey County.

A six inch transmission main in Kandiyohi County extending approximately 9.3 miles northward from the town of Kandiyohi through Spicer to New London. A town border station was built south of Kandiyohi and three regulator stations added to the system.

A four inch transmission main in Morrison and Benton Counties extending approximately 10.5 miles from Sartell to Rice and Royalton. Four regulator stations were added to the system.

A six inch transmission main in Anoka County extending approximately 12.3 miles from Ham Lake to East Bethel and then on to Linwood. Seven regulator stations were added to the system.

A four inch transmission main in Sherburne County extending approximately 6.4 miles from Big Lake to Becker. Two regulator stations were added to the system.

A six inch transmission main in Blue Earth and LeSueur Counties extending approximately 10.5 miles to service Madison Lake and Elysian. Two regulator stations were added to the system.

Approximately 2.3 miles of eight inch extra high pressure steel coated pipe installed from the St. Cloud West Town Border Station to the St. Cloud Industrial Park in Stearns County. A regulator station was added in the Industrial Park.

40,000 feet of 16" diameter and 24,000 feet of 12" diameter high pressure gas main, known as the "Hugo Line", running from Vadnais Heights, Minnesota, northeast to the City of Hugo, Minnesota.

64,000 feet of 6" diameter and 21,000 feet of 4" diameter high pressure gas main, known as the "Clearwater Line", serving the cities of Clearwater, Clear Lake and Briggs Lake in Minnesota.

Approximately 55,000 feet of 6" diameter high pressure gas main constructed in 1988 in Kandiyohi County, known as the "KANDIYOHI LINE", serving the cities of Kandiyohi, Spicer and New London in Minnesota.

Approximately 55,000 feet of 4" diameter high pressure gas main constructed in 1988 in Benton County, known as the "SARTELL/RICE LINE", serving the cities of Rice and Royalton in Minnesota.

Approximately 11,000 feet of 8" diameter high pressure gas main constructed in 1988 in Stearns County, known as the "WAITE PARK LINE", serving the cities of Waite Park and St. Cloud in Minnesota.

Approximately 63,000 feet of 6" diameter and approximately 2,000 feet of 4" diameter high pressure gas main constructed in 1989 in Anoka County, known as the "ANOKA COUNTY-LINE", serving the communities of Ham Lake, East Bethel, Linwood Township and Columbus Township in Minnesota.

Approximately 5,000 feet of 8" diameter and 39,000 feet of 4" diameter high pressure gas main constructed in 1989 in Sherburne County, known as the "BIG LAKE/BECKER LINE", serving the communities of Becker and Big Lake Township in Minnesota.

Approximately 9,000 feet of 6" diameter and 26,000 feet of 4" diameter high pressure gas main constructed in 1990 in Blue Earth County and LeSueur County, known as the "MADISON LAKE LINE", serving the cities of Madison Lake, St. Clair and Elysian and the Lake Washington and Lake Jefferson areas in Minnesota.

Approximately 74,000 feet of 12" diameter, 61,000 feet of 8" diameter and 76,000 feet of 6" diameter of high pressure gas main constructed in 1994 in Crow Wing County, known as the Brainerd Line serving the communities of Baxter, Breezy Point, Center, Crosslake, East Gull Lake (Cass County), Fifty Lakes, Ideal, Jenkins Township, Lakeshore (Cass County), Manhattan Beach, Nisswa, Oaklawn, Pelican, Pequot Lakes and Sibley in Minnesota.

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

Approximately 2,000 feet of 6" diameter, and approximately 7,000 feet of 4" diameter high pressure gas main, constructed in 1997 in Ramsey County, known as the 'Highway 10 Line', serving a portion of the community of Blaine in Anoka County, Minnesota.

Distribution Systems in and about the Cities of Blaine, East Bethel, Ham Lake and Lino Lakes, all in Anoka County.

Distribution Systems in and about the Cities of Foley, Rice and Sauk Rapids, in Benton County.

Distribution Systems in and about the Cities of Madison Lake and St. Clair, in Blue Earth County.

Distribution Systems in and about the Cities of Hamburg and Watertown, in Carver County.

Distribution Systems in and about the Cities of Chickamaw Beach, East Gull Lake, Lake Shore and Pine River, in Cass County.

Distribution Systems in and about the Cities of Branch, Center City, Chisago City, Lindstrom, Shafer, Stacy, Taylors Falls and Wyoming, in Chisago County.

Distribution Systems in and about the Cities of Dilworth, Glyndon and Moorhead, in Clay County.

Distribution Systems in and about the Cities of Baxter, Brainard, Breezy Point, Cross Lake, Fifty Lakes, Jenkins, Manhattan Beach, Nisswa and Pequot Lakes, in Crow Wing County.

Distribution systems in and about the Cities of Eagan, Inver Grove Heights, Lilydale, Mendota, Mendota Heights, Rosemount, South St. Paul, Sunfish Lake, West St. Paul, in Dakota County.

Distribution System in and about the City of Red Wing, in Goodhue County

Distribution Systems in and about the Cities of Independence and Maple Plain, in Hennepin County.

Distribution Systems in and about the Cities of Kandiyohi, New London and Spicer, in Kandiyohi County

Distribution System in and about the City of Elysian, in LeSueur County.

Distribution Systems in and about the Cities of Cosmos and Dassel, in Meeker County.

Distribution System in and about the City of Royalton, in Morrison County.

Distribution System in and about the City of East Grand Forks, in Polk County.

Distribution systems in and about the Cities of Arden Hills, Falcon Heights, Gem Lake, Lauderdale, Little Canada, Maplewood, Mounds View, New Brighton, North Oaks, North St. Paul, Roseville, Shoreview, Saint Paul, Vadnais Heights and White Bear Lake, in Ramsey County.

Distribution Systems in and about the Cities of Dundas, Faribault and Northfield, in Rice County.

Distribution System in and about the City of Shakopee, in Scott County.


Distribution Systems in and about the Cities of Becker, Big Lake and Clear Lake, in Sherburne County.

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

Distribution System in and about the City of Green Isle, in Sibley County

Distribution Systems in and about the Cities of Pleasant Lake, Sartell, St. Cloud, St. Joseph, St. Stephen and Waite Park, in Stearns County.

Distribution Systems in and about the Cities of Lake City and Wabasha, in Wabasha County.

Distribution Systems in and about the Cities of Afton, Bayport, Birchwood, Cottage Grove, Dellwood, Forest Lake, Hugo, Lake Elmo, Landfall, Mahtomedi, Marine on St. Croix, Newport, Oak Park Heights, Oakdale, St. Paul Park, Stillwater, Willernie and Woodbury, in Washington County.

Distribution Systems in and about the Cities of Goodview, Minnesota City and Winona, in Winona County.

Distribution Systems in and about the Cities of Buffalo, Clearwater, Delano, Montrose and Waverly, in Wright County.



                          IN THE STATE OF NORTH DAKOTA

A Refrigerated Propane Storage Plant located in Section 28, Falconer Township, Grand Forks County, having an effective storage capacity of 1,000,000 gallons with associated refrigration and mixing facilities.

Approximately 70,000 feet of 12" diameter high pressure gas main constructed in 1985 in Grand Forks County, known as the "GRAND FORKS AIR FORCE BASE LINE", serving the Grand Forks Air Force Base and the City of Emerado in North Dakota.

Distribution System in and about the City of Oriska, in Barnes County.

Distribution Systems in and about the Cities of Briarwood, Buffalo, Casselton, Fargo, Frontier, Horace, Mapleton, Prairie Rose, Reile's Acres, Tower City and West Fargo, in Cass County.


Distribution Systems in and about the Cities of Emerado, Grand Forks and Thompson, in Grand Forks County.



                           IN THE STATE OF SOUTH DAKOTA

Approximately 37,000 feet of 16" diameter and 33,500 feet of 12" diameter transmission line known as the "Pathfinder Line" in Lincoln County and Minnehaha County which ONLY serves the Pathfinder Generating Plaint in South Dakota.


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



                                 ----------------

                            MORTGAGOR'S RECEIPT FOR COPY


         The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank, Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.


                                    Northern States Power Company

                                    By  /s/
                                        ------------------------------
                                        Edward J. McIntyre
                                        VICE PRESIDENT & CHIEF FINANCIAL OFFICER

Attest:

/S/
------------------------------------------
Catherine J. Cleveland, ASSISTANT SECRETARY


         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

                                          250